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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-02699

AIM Growth Series

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 100 Houston, Texas	77046

(Address of principal executive offices)	(Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	12/31

Date of reporting period:	12/31/09

Item 1. Schedule of Investments
EXHIBIT INDEX
EX-99.CODE ETH
EX-99.CERT
EX-99.906CERT
Item 1. Schedule of Investments.

Invesco Aim

Annual Report to Shareholders December 31, 2009

AIM Basic Value Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor’s Report
22	Fund Expenses
23	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
 Dear Shareholders:
While the year ended December 31, 2009, was difficult, economic conditions and market trends appeared more favorable at the close of the year than at its start. Calendar year 2009 began amid a sharp stock market sell off that continued until March, when an abrupt market rebound began.

Increased communication
This volatility prompted a greater than usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com. Your questions, comments and suggestions gave me better insight into what was on your minds.
     As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch and share our views with you. We increased the number of “Investment Perspectives” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
     To access your Fund’s latest quarterly commentary, click on “Mutual Funds” inside the “Financial Products” box. Then, in the “Fund Information” box, click on “Quarterly Commentary” and select your Fund.
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward — often anticipating economic improvement or deterioration well before it arrives.
     U.S. gross domestic product (GDP) contracted in the final two quarters of 2008 and the first two quarters of 2009. But GDP expanded in the third quarter of 2009 at an annualized rate of 2.2%, the strongest rate of growth in two years.1
     In December 2009, the U.S. Federal Reserve (the Fed) cited signs that economic activity was picking up2:
■	The housing sector shows some signs of recent improvement.

■	Household spending appears to be expanding moderately, despite high unemployment, modest income growth and tight credit.

■	Businesses continue to cut back on fixed investment, albeit at a slower pace than previously.
     Nonetheless, unemployment continued to cast a pall over empirical evidence showing that the U.S. economy was improving. The unemployment rate rose from 7.7% to 10.0% in 20093 — and those who remained employed worried about their job security.
     As a result, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007 and just 2.7% in 2008.1 That same estimate suggests Americans saved 3.7%, 5.4% and 4.5% of their disposable personal income in the first, second and third quarters of 2009, respectively.1
     Many families have decided that spending less and saving more makes sense — and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds have historically often been followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more — particularly over a long time horizon and in periods of economic hardship — it really is a reliable way to build an investment portfolio.
     If you’ve decided to save and invest more, it’s important that you work with an experienced, trusted financial adviser. A finan-cial adviser can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest4 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 Bureau of Economic Analysis; 2 U.S. Federal Reserve; 3 Bureau of Labor Statistics; 4 Pensions & Investments
2                AIM Basic Value Fund

Bruce Crockett
 Dear Fellow Shareholders:
By all accounts, 2009 was a challenging year for all of us. Although the economy and financial markets whipsawed us through much of last year, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
     Perhaps the most valuable takeaway from 2009 is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees — Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting — whose members exercise oversight to maintain the AIM Funds “Investor First” orientation.)
     To that end, some of you may have seen it reported in October 2009 that Invesco will assume the management of the Van Kampen family of mutual funds as well as the Morgan Stanley retail funds. The closing will be later this year and we view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees
3                AIM Basic Value Fund

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2009, all share classes of AIM Basic Value Fund, at net asset value, outperformed the S&P 500 Index, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index.
     Drivers of performance were largely stock specific. We attribute the Fund’s outperformance versus its indexes mainly to above-market returns from several of our investments in the financials and information technology sectors. Select investments in financials were also among the largest detractors from Fund performance during the year.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares*	51.55%

Class B Shares*	50.47

Class C Shares*	50.38

Class R Shares*	51.26

Class Y Shares*	51.89

Institutional Class Shares*	52.58

S&P 500 Index▼ (Broad Market Index)	26.47

Russell 1000 Value Index▼ (Style-Specific Index)	19.69

Lipper Large-Cap Value Funds Index▼ (Peer Group Index)	24.96

▼	Lipper Inc.

*	Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.

How we invest
We seek to create wealth by maintaining a long-term investment horizon and investing in companies that are selling at a significant discount to their estimated intrinsic value. We believe intrinsic value represents the inherent business value of portfolio holdings based on our estimates of future company cash flow. Intrinsic value calculations are estimates, and, as a result, market price may never reflect intrinsic value estimates, especially for an entire portfolio. Conversely, we consider selling a stock for any of the following reasons — a stock is trading significantly above our estimate of intrinsic value; a permanent, fundamental deterioration results in a reduction in estimated intrinsic value with inadequate upside potential or unexpected deterioration in financial strength; or to capitalize on a more attractive investment opportunity.
     The Fund’s philosophy is based on key elements that we believe have extensive empirical evidence:
■ Company intrinsic values can be reasonably estimated. Importantly, this estimated fair business value is independent of the company’s stock price.
■ Market prices are more volatile than business values, partly because investors regularly overreact to negative news.
■ Long-term investment results are a function of the level and growth of business value in the portfolio.

     Since our application of this strategy is highly disciplined and relatively unique, it is important to understand the benefits and limitations of our process. First, the investment strategy is intended to preserve your capital while growing it at above-market rates over the long term. Second, our investments have little in common with popular stock market indexes and most of our peers. And third, the Fund’s short-term relative performance will naturally be different than the stock market and peers and have little information value since we simply don’t own the same stocks.

Market conditions and your Fund
The year 2009 was truly a tale of two markets. During the first few months of the year, equity markets declined steeply as severe problems in the credit markets and a deteriorating outlook for corporate earnings led to a global economic recession. However, the U.S. economy began to show signs that the economic contraction was subsiding, and equity markets rapidly reversed direction beginning in March 2009, and rallied strongly for the rest of the year.
     In this environment, sectors with the highest returns in the broad market as represented by the S&P 500 Index included more economically sensitive sectors such as information technology and consumer discretionary.1 Conversely, sectors with the lowest returns included less economically sensitive sectors such as consumer staples and health care.1
     While financial-market stress has eased significantly, we believe overall equity market valuations remain attractive. Our investment results can be lumpy during periods like this, but historically these types of markets have yielded attractive opportunities for future capital growth.

Portfolio Composition
By sector
Information Technology	26.2%

Financials	25.8

Consumer Discretionary	18.0

Industrials	11.7

Health Care	9.0

Energy	4.1

Consumer Staples	2.6

Materials	1.8

Money Market Funds Plus
Other Assets Less Liabilities	0.8

Top 10 Equity Holdings*
1. ASML Holding N.V.	5.4%

2. UnitedHealth Group Inc.	4.4

3. Moody’s Corp.	3.7

4. XL Capital Ltd.-Class A	3.5

5. Robert Half International, Inc.	3.4

6. Bank of America Corp.	3.2

7. American Express Co.	3.2

8. Omnicom Group Inc.	3.1

9. Dell Inc.	3.0

10. KLA-Tencor Corp.	2.8

Total Net Assets	$1.4 billion

Total Number of Holdings*	45

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
4                AIM Basic Value Fund

     ASML, the world’s leading provider of lithography systems for the semiconductor industry, was among the Fund’s top contributors during the year. Despite a difficult business environment, a recent sales rebound and improved cost trends have returned the company to profitability and improved its outlook for 2010.
     The financials sector outperformed during much of 2009 as investors contemplated an eventual end, or at least an abatement, to the global credit crisis. Our investments in Morgan Stanley and XL Capital posted double- and triple-digit gains, respectively, and made significant contributions to Fund performance. Morgan Stanley’s stock rose by more than 90% during the year. Investors reacted favorably to the announcement of a joint venture between the company and Citigroup in which Morgan Stanley bought Citi’s Smith Barney unit and combined it with its own global wealth management group. The new joint venture, called Morgan Stanley Smith Barney, is the industry’s leading wealth management business.
     After declining significantly in 2008 due to credit-related issues, specialty insurance provider XL Capital’s stock rebounded from its early-2009 lows, gaining more than 400% during the year as investor concerns abated. We continue to believe the company is undervalued despite its significant rebound.
     In addition to these investments, a legal settlement the Fund received from the Tyco International class action lawsuit was a meaningful contributor to 2009 results. The legal settlement was in addition to the stock’s 65% gain during 2009.
     While many financial stocks performed well, Citigroup’s stock fell by more than 45% during the year. In February, Citigroup took the dramatic step of recapitalizing the company via a preferred-for-common exchange. The result bolstered Citigroup’s capital position to among the strongest in the world but diluted our estimate of per-share intrinsic value severely.
     Our valuation analysis suggested the recent market stress produced some of the most compelling valuation opportunities in recent history. As a consequence, our turnover was higher than normal during the year as we tried to exploit those opportunities.

Context for results
The crisis environment that characterized 2008 and part of 2009 has abated since the market’s March 2009 low. This process was favorable to the Fund and shifted investor attention to the valuation opportunities created by the crisis and exploited by our investment process. We continue to believe the valuation opportunity captured by the Fund remains very attractive despite record appreciation since March 2009. But a self-sustaining economic recovery is a necessary precondition to further normalization of equity values.
     Since the market low in March, valuation spreads have tightened from record-wide levels and, consequently, the difference between price and our estimate of portfolio value also has declined. However, despite the sharp market increase, the Fund’s price-to-value ratio remains very attractive versus history, but substantially less than at the recent market low. Shareholders should not expect the magnitude of recent outperformance to be repeated in the next 12 months. While we think portfolio values remain compelling, the next phase of any market recovery could prove more muted.

Portfolio assessment
We believe the single most important indicator of the way the Fund is positioned for potential future success is not our historical investment results or popular statistical measures, but rather the difference between current market prices and the Fund’s estimated intrinsic value — the aggregate business value of the portfolio based on our estimate of intrinsic value for each individual holding.
     At the close of the quarter, the difference between the market price and the estimated intrinsic value of the Fund remained high versus history, according to our estimation. While there is no assurance that market value will ever reflect our estimate of the Fund’s intrinsic value, we believe the large gap between price and estimated intrinsic value may cause above-average capital appreciation as capital markets normalize.

In closing
Markets experienced a strong recovery during 2009, and the Fund significantly outperformed its indexes. While we do not expect a repeat of 2009’s results in 2010, we do believe the Fund’s price-to-value ratio remains very attractive versus history.
     We continue to work hard to protect and grow the Fund’s estimated intrinsic value. We thank you for your investment and for sharing our long-term investment perspective.
1 Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Bret Stanley
Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM Basic Value Fund. He began his investment career in 1988. Mr. Stanley earned a B.B.A. in finance from The University of Texas at Austin and an M.S. in finance from the University of Houston.
R. Canon Coleman II
Chartered Financial Analyst, portfolio manager, is manager of AIM Basic Value Fund. He began his investment career in 1996 and joined Invesco Aim in 2000. Mr. Coleman earned a B.S. and an M.S. in accounting from the University of Florida. He also earned an M.B.A. from the Wharton School at the University of Pennsylvania.
Matthew Seinsheimer
Chartered Financial Analyst, senior portfolio manager, is manager of AIM Basic Value Fund. He began his investment career in 1992 and joined Invesco Aim in 1998. He earned a B.B.A. in finance from Southern Methodist University and an M.B.A. from The University of Texas at Austin.
Michael Simon
Chartered Financial Analyst, senior portfolio manager, is manager of AIM Basic Value Fund. He began his investment career in 1989 and joined Invesco Aim in 2001. Mr. Simon earned a B.B.A. in finance from Texas Christian University and an M.B.A. from the University of Chicago.
Assisted by the Basic Value Team

5                AIM Basic Value Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment - Oldest Share Classes since Incepetion
Fund data from 10/18/95, index data from 10/31/95
1 Lipper Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6                AIM Basic Value Fund

Average Annual Total Returns
As of 12/31/09, including maximum applicable sales charges

Class A Shares

Inception (10/18/95)	7.07%

10 Years	1.34

5 Years	-3.60

1 Year	43.20

Class B Shares

Inception (10/18/95)	7.11%

10 Years	1.37

5 Years	-3.48

1 Year	45.47

Class C Shares

Inception (5/3/99)	2.11%

10 Years	1.21

5 Years	-3.22

1 Year	49.38

Class R Shares

10 Years	1.72%

5 Years	-2.73

1 Year	51.26

Class Y Shares

10 Years	1.95%

5 Years	-2.44

1 Year	51.89

Institutional Class Shares

Inception (3/15/02)	0.04%
5 Years	-2.04

1 Year	52.58

Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.
Class R shares’ inception date is June 3, 2002. Returns since that date are historical returns. All other returns are blended returns of historical Class R share performance and restated Class A share performance (for periods prior to the inception date of Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. Class A shares’ inception date is October 18, 1995.
     Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is October 18, 1995.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.26%, 2.01%, 2.01%, 1.51%, 1.01% and 0.81%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                AIM Basic Value Fund

AIM Basic Value Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund.

Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk — the risk that the other party will not complete the transaction with the Fund.

■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

■	Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.
■	Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

■	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.

■	The prices of securities held by the Fund may decline in response to market risks.

■	The Fund invests in “value” stocks, which can continue to be inexpensive for long periods of time and may never realize their full value.

■	Although the Fund’s returns during certain periods was positively affected by its investments in initial public offerings (IPOs), there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	GTVLX
Class B Shares	GTVBX
Class C Shares	GTVCX
Class R Shares	GTVRX
Class Y Shares	GTVYX
Institutional Class Shares	GTVVX

8                AIM Basic Value Fund

Schedule of Investments(a)

December 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–99.15%
Advertising–5.64%
Interpublic Group of Cos., Inc. (The)(b)	4,867,988	$35,925,752

Omnicom Group Inc.	1,124,734	44,033,336

		79,959,088

Asset Management & Custody Banks–1.78%
State Street Corp.	578,422	25,184,494

Brewers–1.45%
Molson Coors Brewing Co.–Class B	455,525	20,571,509

Casinos & Gaming–2.00%
International Game Technology	1,509,593	28,335,061

Communications Equipment–2.44%
Nokia Corp.–ADR (Finland)	2,693,897	34,616,576

Computer Hardware–2.97%
Dell Inc.(b)	2,934,845	42,144,374

Construction Materials–1.78%
Cemex S.A.B. de C.V.–ADR (Mexico)(b)	2,133,899	25,222,686

Consumer Finance–4.69%
American Express Co.	1,128,923	45,743,960

SLM Corp.(b)	1,842,993	20,770,531

		66,514,491

Data Processing & Outsourced Services–4.07%
Alliance Data Systems Corp.(b)	539,500	34,846,305

Western Union Co.	1,211,684	22,840,243

		57,686,548

Diversified Capital Markets–1.46%
UBS AG (Switzerland)(b)	1,334,990	20,705,695

Education Services–0.35%
Apollo Group, Inc.–Class A(b)	80,677	4,887,413

Electronic Manufacturing Services–4.65%
Flextronics International Ltd. (Singapore)(b)	3,916,446	28,629,220

Tyco Electronics Ltd. (Switzerland)	1,515,872	37,214,658

		65,843,878

General Merchandise Stores–2.44%
Target Corp.	715,768	34,621,698

Home Improvement Retail–1.83%
Home Depot, Inc. (The)	896,764	25,943,382

Hotels, Resorts & Cruise Lines–1.23%
Marriott International, Inc.–Class A	640,575	17,455,669

Household Appliances–1.46%
Whirlpool Corp.	257,035	20,732,443

Human Resource & Employment Services–3.40%
Robert Half International, Inc.	1,804,639	48,238,000

Industrial Conglomerates–2.00%
Tyco International Ltd.	795,965	28,400,031

Industrial Machinery–4.90%
Illinois Tool Works Inc.	791,633	37,990,468

Ingersoll-Rand PLC (Ireland)	878,989	31,415,067

		69,405,535

Investment Banking & Brokerage–2.19%
Morgan Stanley	1,047,297	30,999,991

Life Sciences Tools & Services–1.98%
Waters Corp.(b)	451,745	27,990,120

Managed Health Care–7.03%
Aetna Inc.	1,166,230	36,969,491

UnitedHealth Group Inc.	2,057,587	62,715,252

		99,684,743

Movies & Entertainment–1.06%
Walt Disney Co. (The)	463,249	14,939,780

Oil & Gas Drilling–0.61%
Transocean Ltd.(b)	103,402	8,561,686

Oil & Gas Equipment & Services–3.51%
Halliburton Co.	804,667	24,212,430

Weatherford International Ltd.(b)	1,423,494	25,494,778

		49,707,208

Other Diversified Financial Services–6.86%
Bank of America Corp.	3,044,154	45,844,959

Citigroup Inc.	4,034,139	13,353,000

JPMorgan Chase & Co.	913,825	38,079,088

		97,277,047

Packaged Foods & Meats–1.15%
Unilever N.V. (Netherlands)	501,715	16,340,249

Property & Casualty Insurance–3.51%
XL Capital Ltd.–Class A	2,716,732	49,797,698

Regional Banks–1.62%
Fifth Third Bancorp	2,352,895	22,940,726

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Basic Value Fund

	Shares	Value

Research & Consulting Services–1.36%
Dun & Bradstreet Corp. (The)	228,531	$19,281,160

Semiconductor Equipment–8.16%
ASML Holding N.V. (Netherlands)	2,238,604	76,037,757

KLA-Tencor Corp.	1,095,145	39,600,443

		115,638,200

Specialized Finance–3.71%
Moody’s Corp.	1,962,885	52,605,318

Specialty Stores–1.97%
Staples, Inc.	1,133,137	27,863,839

Systems Software–3.89%
CA, Inc.	837,276	18,805,219

Microsoft Corp.	1,192,405	36,356,428

		55,161,647

Total Common Stocks & Other Equity Interests (Cost $1,202,217,756)		1,405,257,983

Money Market Funds–1.67%
Liquid Assets Portfolio–Institutional Class(c)	11,818,277	11,818,277

Premier Portfolio–Institutional Class(c)	11,818,277	11,818,277

Total Money Market Funds (Cost $23,636,554)		23,636,554

TOTAL INVESTMENTS–100.82% (Cost $1,225,854,310)		1,428,894,537

OTHER ASSETS LESS LIABILITIES–(0.82)%		(11,627,747)

NET ASSETS–100.00%		$1,417,266,790

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Basic Value Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value (Cost $1,202,217,756)	$1,405,257,983

Investments in affiliated money market funds, at value and cost	23,636,554

Total investments, at value (Cost $1,225,854,310)	1,428,894,537

Receivables for:
Investments sold	21,616,905

Fund shares sold	602,038

Dividends	803,623

Investment for trustee deferred compensation and retirement plans	68,943

Other assets	31,726

Total assets	1,452,017,772

Liabilities:
Payables for:
Investments purchased	6,022,553

Fund shares reacquired	26,579,512

Amount due custodian	209,344

Accrued fees to affiliates	1,284,154

Accrued other operating expenses	165,782

Trustee deferred compensation and retirement plans	489,637

Total liabilities	34,750,982

Net assets applicable to shares outstanding	$1,417,266,790

Net assets consist of:
Shares of beneficial interest	$1,726,414,307

Undistributed net investment income	(489,638)

Undistributed net realized gain (loss)	(511,694,789)

Unrealized appreciation	203,036,910

$1,417,266,790

Net Assets:
Class A	$972,679,537

Class B	$230,190,033

Class C	$139,793,567

Class R	$24,813,231

Class Y	$17,497,366

Institutional Class	$32,293,056

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	49,359,212

Class B	13,023,083

Class C	7,909,995

Class R	1,273,302

Class Y	885,823

Institutional Class	1,598,846

Class A:
Net asset value per share	$19.71

Maximum offering price per share
(Net asset value of $19.71 divided by 94.50%)	$20.86

Class B:
Net asset value and offering price per share	$17.68

Class C:
Net asset value and offering price per share	$17.67

Class R:
Net asset value and offering price per share	$19.49

Class Y:
Net asset value and offering price per share	$19.75

Institutional Class:
Net asset value and offering price per share	$20.20

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Basic Value Fund

Statement of Operations

For the year ended December 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $574,712)	$20,102,168

Dividends from affiliated money market funds (includes securities lending income of $943,046)	1,029,632

Total investment income	21,131,800

Expenses:
Advisory fees	8,521,995

Administrative services fees	349,909

Custodian fees	105,576

Distribution fees:
Class A	2,111,726

Class B	2,518,601

Class C	1,226,727

Class R	114,517

Transfer agent fees — A, B, C, R and Y	5,288,325

Transfer agent fees — Institutional	23,426

Trustees’ and officers’ fees and benefits	59,783

Other	633,417

Total expenses	20,954,002

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(82,905)

Net expenses	20,871,097

Net investment income	260,703

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(140,419,610)

Foreign currencies	(217,636)

(140,637,246)

Change in net unrealized appreciation of:
Investment securities	676,188,492

Foreign currencies	48,001

676,236,493

Net realized and unrealized gain	535,599,247

Net increase in net assets resulting from operations	$535,859,950

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM Basic Value Fund

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$260,703	$15,129,589

Net realized gain (loss)	(140,637,246)	(362,542,182)

Change in net unrealized appreciation (depreciation)	676,236,493	(1,467,074,731)

Net increase (decrease) in net assets resulting from operations	535,859,950	(1,814,487,324)

Distributions to shareholders from net investment income:
Class A	(14,272,008)	(2,879,783)

Class R	(273,233)	—

Class Y	(270,870)	(30,672)

Institutional Class	(1,082,601)	(774,263)

Total distributions from net investment income	(15,898,712)	(3,684,718)

Distributions to shareholders from net realized gains:
Class A	—	(98,632,731)

Class B	—	(39,908,146)

Class C	—	(16,692,806)

Class R	—	(2,751,821)

Class Y	—	(1,050,488)

Institutional Class	—	(5,621,190)

Total distributions from net realized gains	—	(164,657,182)

Share transactions-net:
Class A	(149,912,944)	(480,212,338)

Class B	(153,607,639)	(291,867,070)

Class C	(28,078,780)	(100,257,163)

Class R	(7,110,568)	(1,453,706)

Class Y	3,492,338	12,844,342

Institutional Class	(35,197,489)	(87,667,643)

Net increase (decrease) in net assets resulting from share transactions	(370,415,082)	(948,613,578)

Net increase (decrease) in net assets	149,546,156	(2,931,442,802)

Net assets:
Beginning of year	1,267,720,634	4,199,163,436

End of year (includes undistributed net investment income of $(489,638) and $15,366,007, respectively)	$1,417,266,790	$1,267,720,634

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM Basic Value Fund (the “Fund”) is a series portfolio of AIM Growth Series (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales

13        AIM Basic Value Fund

charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

14        AIM Basic Value Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future

15        AIM Basic Value Fund

date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.695%

Next $250 million	0.67%

Next $500 million	0.645%

Next $1.5 billion	0.62%

Next $2.5 billion	0.595%

Next $2.5 billion	0.57%

Next $2.5 billion	0.545%

Over $10 billion	0.52%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  Effective July 1, 2009, the Adviser has contractually agreed, through at least April 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2009, the Adviser waived advisory fees of $22,905.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2009, Invesco Ltd. reimbursed expenses of the Fund in the amount of $5,210.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing

16        AIM Basic Value Fund

personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2009, IADI advised the Fund that IADI retained $103,744 in front-end sales commissions from the sale of Class A shares and $20, $201,821, $4,113 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,352,856,780	$76,037,757	$—	$1,428,894,537

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $54,790.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2009, the Fund paid legal fees of $5,874 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17        AIM Basic Value Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2009 and 2008:

	2009	2008

Ordinary income	$15,898,712	$35,121,311

Long-term capital gain	—	133,220,589

Total distributions	$15,898,712	$168,341,900

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$34,947

Net unrealized appreciation — investments	125,714,786

Net unrealized appreciation (depreciation) — other investments	(3,317)

Temporary book/tax differences	(494,918)

Post-October deferrals	(2,353,184)

Capital loss carryforward	(432,045,831)

Shares of beneficial interest	1,726,414,307

Total net assets	$1,417,266,790

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$180,807,470

December 31, 2017	251,238,361

Total capital loss carryforward	$432,045,831

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2009 was $270,010,831 and $635,871,956, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$257,989,741

Aggregate unrealized (depreciation) of investment securities	(132,274,955)

Net unrealized appreciation of investment securities	$125,714,786

Cost of investments for tax purposes is $1,303,179,751.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2009, undistributed net investment income was decreased by $217,636 and undistributed net realized gain (loss) was increased by $217,636. This reclassification had no effect on the net assets of the Fund.

18        AIM Basic Value Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2009(a)		December 31, 2008
	Shares	Amount	Shares	Amount

Sold:
Class A	6,801,323	$105,436,621	6,512,745	$156,489,690

Class B	928,496	12,556,967	982,636	21,508,349

Class C	683,852	9,614,225	610,877	13,126,057

Class R	585,525	8,941,935	439,285	10,535,934

Class Y(b)	331,090	4,914,463	624,972	12,624,179

Institutional Class	418,588	5,863,508	3,431,377	93,051,584

Issued as reinvestment of dividends:
Class A	701,839	13,609,465	7,653,434	97,276,626

Class B	—	—	3,332,111	37,730,806

Class C	—	—	1,394,866	15,790,672

Class R	14,244	273,211	219,268	2,751,821

Class Y	13,647	265,151	84,554	1,075,526

Institutional Class	54,463	1,082,183	478,723	6,237,761

Automatic conversion of Class B shares to Class A shares:
Class A	6,200,939	99,165,231	4,313,375	106,435,958

Class B	(6,960,778)	(99,165,231)	(5,014,423)	(106,435,958)

Reacquired:
Class A(b)	(23,963,135)	(368,124,261)	(35,195,197)	(840,414,612)

Class B	(5,127,561)	(66,999,375)	(10,642,794)	(244,670,267)

Class C	(2,852,533)	(37,693,005)	(5,893,438)	(129,173,892)

Class R	(1,041,583)	(16,325,714)	(600,578)	(14,741,461)

Class Y	(103,954)	(1,687,276)	(64,486)	(855,363)

Institutional Class	(2,395,567)	(42,143,180)	(10,478,398)	(186,956,988)

Net increase (decrease) in share activity	(25,711,105)	$(370,415,082)	(37,811,091)	$(948,613,578)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 14% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	620,606	$12,561,067

Class A	(620,606)	(12,561,067)

19        AIM Basic Value Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

														Ratio of		Ratio of
				Net gains										expenses		expenses
				(losses) on										to average		to average net		Ratio of net
	Net asset	Net		securities			Dividends	Distributions						net assets		assets without		investment
	value,	investment		(both		Total from	from net	from net		Net asset			Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and		investment	investment	realized	Total	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)		operations	income	gains	Distributions	of period	Return(a)		(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 12/31/09	$13.20	$0.03	(c)	$6.77	(d)	$6.80	$(0.29)	$—	$(0.29)	$19.71	51.55	%(d)	$972,680	1.41	%(e)	1.41	%(e)	0.21	%(e)	21%
Year ended 12/31/08	31.51	0.18	(c)	(16.60)		(16.42)	(0.05)	(1.84)	(1.89)	13.20	(51.86)		786,705	1.26		1.26		0.73		57
Year ended 12/31/07	36.61	0.12		0.24		0.36	(0.02)	(5.44)	(5.46)	31.51	1.07		2,404,900	1.14		1.17		0.31		23
Year ended 12/31/06	34.22	0.14		4.38		4.52	(0.03)	(2.10)	(2.13)	36.61	13.20		3,173,889	1.15		1.20		0.36		14
Year ended 12/31/05	32.42	0.06		1.74		1.80	—	—	—	34.22	5.55		3,682,420	1.19		1.25		0.15		12

Class B
Year ended 12/31/09	11.75	(0.07	)(c)	6.00	(d)	5.93	—	—	—	17.68	50.47	(d)	230,190	2.16	(e)	2.16	(e)	(0.54	)(e)	21
Year ended 12/31/08	28.59	0.00	(c)	(15.00)		(15.00)	—	(1.84)	(1.84)	11.75	(52.21)		284,106	2.01		2.01		(0.02)		57
Year ended 12/31/07	33.95	(0.15)		0.23		0.08	—	(5.44)	(5.44)	28.59	0.31		1,015,776	1.89		1.92		(0.44)		23
Year ended 12/31/06	32.09	(0.14)		4.10		3.96	—	(2.10)	(2.10)	33.95	12.33		1,436,084	1.90		1.95		(0.39)		14
Year ended 12/31/05	30.62	(0.19)		1.66		1.47	—	—	—	32.09	4.80		1,682,608	1.89		1.95		(0.55)		12

Class C
Year ended 12/31/09	11.75	(0.08	)(c)	6.00	(d)	5.92	—	—	—	17.67	50.38	(d)	139,794	2.16	(e)	2.16	(e)	(0.54	)(e)	21
Year ended 12/31/08	28.59	0.00	(c)	(15.00)		(15.00)	—	(1.84)	(1.84)	11.75	(52.21)		118,379	2.01		2.01		(0.02)		57
Year ended 12/31/07	33.95	(0.15)		0.23		0.08	—	(5.44)	(5.44)	28.59	0.31		399,262	1.89		1.92		(0.44)		23
Year ended 12/31/06	32.08	(0.14)		4.11		3.97	—	(2.10)	(2.10)	33.95	12.37		508,775	1.90		1.95		(0.39)		14
Year ended 12/31/05	30.61	(0.19)		1.66		1.47	—	—	—	32.08	4.80		566,685	1.89		1.95		(0.55)		12

Class R
Year ended 12/31/09	13.03	(0.01	)(c)	6.68	(d)	6.67	(0.21)	—	(0.21)	19.49	51.26	(d)	24,813	1.66	(e)	1.66	(e)	(0.04	)(e)	21
Year ended 12/31/08	31.12	0.12	(c)	(16.37)		(16.25)	—	(1.84)	(1.84)	13.03	(51.98)		22,352	1.51		1.51		0.48		57
Year ended 12/31/07	36.29	0.02		0.25		0.27	—	(5.44)	(5.44)	31.12	0.82		51,572	1.39		1.42		0.06		23
Year ended 12/31/06	34.00	0.03		4.36		4.39	—	(2.10)	(2.10)	36.29	12.91		55,718	1.40		1.45		0.11		14
Year ended 12/31/05	32.28	(0.02)		1.74		1.72	—	—	—	34.00	5.33		33,049	1.39		1.45		(0.05)		12

Class Y
Year ended 12/31/09	13.21	0.08	(c)	6.77	(d)	6.85	(0.31)	—	(0.31)	19.75	51.89	(d)	17,497	1.16	(e)	1.16	(e)	0.46	(e)	21
Year ended 12/31/08(f)	20.24	0.03	(c)	(5.17)		(5.14)	(0.05)	(1.84)	(1.89)	13.21	(25.00)		8,519	1.28	(g)	1.28	(g)	0.71	(g)	57

Institutional Class
Year ended 12/31/09	13.53	0.14	(c)	6.97	(d)	7.11	(0.44)	—	(0.44)	20.20	52.58	(d)	32,293	0.79	(e)	0.79	(e)	0.83	(e)	21
Year ended 12/31/08	32.47	0.31	(c)	(17.16)		(16.85)	(0.25)	(1.84)	(2.09)	13.53	(51.63)		47,659	0.81		0.81		1.18		57
Year ended 12/31/07	37.43	0.23		0.27		0.50	(0.02)	(5.44)	(5.46)	32.47	1.42		327,654	0.76		0.79		0.69		23
Year ended 12/31/06	34.95	0.24		4.53		4.77	(0.19)	(2.10)	(2.29)	37.43	13.64		339,915	0.75		0.80		0.76		14
Year ended 12/31/05	32.96	0.17		1.82		1.99	—	—	—	34.95	6.04		209,208	0.72		0.78		0.62		12

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received Net gains on securities (both realized and unrealized) per share would have been $6.48, $5.71, $5.71, $6.39, $6.48 and $6.68 for Class A, Class B, Class C, Class R, Class Y and Institutional Class, respectively and total return would have been lower.
(e)	Ratios are based on average daily net assets (000’s omitted) of $844,690, $251,860, $122,673, $22,903, $13,107, $48,717 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

20        AIM Basic Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series
and Shareholders of AIM Basic Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Basic Value Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2010
Houston, Texas

21        AIM Basic Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2]	Ratio
A	$1,000.00	$1,283.20	$7.54	$1,018.60	$6.67	1.31%

B	1,000.00	1,278.40	11.83	1,014.82	10.46	2.06

C	1,000.00	1,277.70	11.83	1,014.82	10.46	2.06

R	1,000.00	1,281.50	8.97	1,017.34	7.93	1.56

Y	1,000.00	1,283.80	6.10	1,019.86	5.40	1.06

Institutional	1,000.00	1,285.50	4.55	1,021.22	4.02	0.79

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22        AIM Basic Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2009:

Federal and State Income Tax

Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	100.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23        AIM Basic Value Fund

Trustees and Officers
The address of each trustee and officer of AIM Growth Series (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Name, Year of Birth and	or Officer	During Past 5 Years	Held by Trustee
Position(s) Held with the Trust	Since

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co- Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC
		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	1985	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Name, Year of Birth and	or Officer	During Past 5 Years	Held by Trustee
Position(s) Held with the Trust	Since

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®
		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds® Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.) Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A
		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®
		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A
		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees
Kramer, Levin, Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Aim Distributors, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173
Transfer Agent
Invesco Aim Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street, Suite 2900
Houston, TX 77002-5678
Custodian
State Street Bank and Trust Company
225 Franklin
Boston, MA 02110-2801

T-2

Go Paperless with eDelivery
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-	environmentally friendly. Go green by reducing the number of trees used to produce paper.

-	economical. Help reduce your fund’s printing and delivery expenses and put more capital back in your fund’s returns.
-	efficient. Stop waiting for regular mail. Your documents will be sent via email as soon as they’re available.

-	easy. Download, save and print files using your home computer with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website — invescoaim.com. More detail is available to you at that site.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. In the Financial Products box, click on Mutual Funds; then, in the Fund Information box, select Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
     If used after April 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
invescoaim.com           BVA-AR-1                     Invesco Aim Distributors, Inc.

Invesco Aim

Annual Report to Shareholders | December 31, 2009

AIM Allocation Funds

2	Long-Term Fund Performance
12	Letters to Shareholders
14	Performance Summary
14	Management Discussion
24	Supplemental Information
28	Schedule of Investments
33	Financial Statements
38	Notes to Financial Statements
48	Financial Highlights
53	Auditor’s Report
54	Fund Expenses
57	Tax Information
T-1	Trustees and Officers

AIM Conservative Allocation Fund Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 4/30/04

1	Invesco, Lipper Inc.

2	Lipper Inc.

Past performance cannot guarantee comparable future results.
      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
      This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

2 AIM Allocation Funds

Average Annual Total Returns
As of 12/31/09, including maximum applicable sales charges

Class A Shares

Inception (4/30/04)	1.61%

5 Years	1.00

1 Year	6.06

Class B Shares

Inception (4/30/04)	1.72%

5 Years	1.06

1 Year	6.45

Class C Shares

Inception (4/30/04)	1.85%

5 Years	1.38

1 Year	10.46

Class R Shares

Inception (4/30/04)	2.37%

5 Years	1.88

1 Year	11.93

Class S Shares

Inception	2.63%

5 Years	2.15

1 Year	12.32

Class Y Shares

Inception	2.67%

5 Years	2.19

1 Year	12.47

Institutional Class Shares

Inception (4/30/04)	2.73%

5 Years	2.23

1 Year	12.57
Class S shares’ inception date is September 25, 2009; returns since that date are actual returns. All other returns are blended returns of actual Class S share performance and restated Class A share performance (for periods prior to the inception date of Class S shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is April 30, 2004.

     Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is April 30, 2004.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares was 1.08%, 1.83%, 1.83%, 1.33%, 0.98%, 0.83% and 0.83%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares was 1.19%, 1.94%, 1.94%, 1.44%, 1.09%, 0.94% and 0.86%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class S, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2011. See current prospectus for more information.

2	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.60% for AIM Conservative Allocation Fund.

3 AIM Allocation Funds

AIM Growth Allocation Fund Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 4/30/04

1	Invesco, Lipper Inc.

2	Lipper Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

4 AIM Allocation Funds

Average Annual Total Returns
As of 12/31/09, including maximum applicable sales charges

Class A Shares

Inception (4/30/04)	2.56%

5 Years	0.39

1 Year	24.03

Class B Shares

Inception (4/30/04)	2.68%

5 Years	0.46

1 Year	25.20

Class C Shares

Inception (4/30/04)	2.84%

5 Years	0.80

1 Year	29.20

Class R Shares

Inception (4/30/04)	3.36%

5 Years	1.31

1 Year	30.81

Class S Shares

Inception	3.59%

5 Years	1.55

1 Year	31.27

Class Y Shares

Inception	3.65%

5 Years	1.61

1 Year	31.50

Institutional Class Shares

Inception (4/30/04)	3.93%

5 Years	1.86

1 Year	31.59

Class S shares’ inception date is September 25, 2009; returns since that date are actual returns. All other returns are blended returns of actual Class S share performance and restated Class A share performance (for periods prior to the inception date of Class S shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is April 30, 2004.

     Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is April 30, 2004.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares was 1.26%, 2.01%, 2.01%, 1.51%, 1.16%, 1.01% and 0.92%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares was 1.39%, 2.14%, 2.14%, 1.64%, 1.29%, 1.14% and 0.92%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class S, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/ or reimbursed expenses on the Fund’s Class A, B, C, R, S and Y shares in the past, performance would have been lower.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2011. See current prospectus for more information.

2	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.82% for AIM Growth Allocation Fund.

5 AIM Allocation Funds

AIM Moderate Allocation Fund Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 4/30/04

1	Invesco, Lipper Inc.

2	Lipper Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6 AIM Allocation Funds

Average Annual Total Returns
As of 12/31/09, including maximum applicable sales charges

Class A Shares

Inception (4/30/04)	2.77%

5 Years	1.23

1 Year	19.85

Class B Shares

Inception (4/30/04)	2.88%

5 Years	1.26

1 Year	20.80

Class C Shares

Inception (4/30/04)	3.03%

5 Years	1.60

1 Year	24.80

Class R Shares

Inception (4/30/04)	3.55%

5 Years	2.11

1 Year	26.44

Class S Shares

Inception	3.78%

5 Years	2.36

1 Year	26.76

Class Y Shares

Inception	3.83%

5 Years	2.42

1 Year	27.02

Institutional Class Shares

Inception (4/30/04)	4.09%

5 Years	2.65

1 Year	27.21

Class S shares’ inception date is September 25, 2009; returns since that date are actual returns. All other returns are blended returns of actual Class S share performance and restated Class A share performance (for periods prior to the inception date of Class S shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is April 30, 2004.

     Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is April 30, 2004.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares was 1.12%, 1.87%, 1.87%, 1.37%, 1.02%, 0.87% and 0.88%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares was 1.27%, 2.02%, 2.02%, 1.52%, 1.17%, 1.02% and 0.92%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class S, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/ or reimbursed expenses on the Fund’s Class A, B, C, R, S and Y shares in the past, performance would have been lower.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2011. See current prospectus for more information.

2	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.72% for AIM Moderate Allocation Fund.

7 AIM Allocation Funds

AIM Moderate Growth Allocation Fund Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund data from 4/29/05, index data from 4/30/05

1	Invesco, Lipper Inc.

2	Lipper Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

8 AIM Allocation Funds

Average Annual Total Returns
As of 12/31/09, including maximum applicable sales charges

Class A Shares

Inception (4/29/05)	1.93%

1 Year	23.29

Class B Shares

Inception (4/29/05)	2.05%

1 Year	24.52

Class C Shares

Inception (4/29/05)	2.41%

1 Year	28.55

Class R Shares

Inception (4/29/05)	2.90%

1 Year	30.21

Class Y Shares

Inception	3.25%

1 Year	30.73

Institutional Class Shares

Inception (4/29/05)	3.44%

1 Year	30.85
Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is April 29, 2005.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless other-
wise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.14%, 1.89%, 1.89%, 1.39%, 0.89% and 0.90%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.33%, 2.08%, 2.08%, 1.58%, 1.08% and 0.96%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses on the Fund’s Class A, B, C, R and Y shares, performance would have been lower.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2011. See current prospectus for more information.

2	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.75% for AIM Moderate Growth Allocation Fund.

9 AIM Allocation Funds

AIM Moderately Conservative Allocation Fund Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund data from 4/29/05, index data from 4/30/05

1	Invesco, Lipper Inc.

2	Lipper Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

10 AIM Allocation Funds

Average Annual Total Returns
As of 12/31/09, including maximum applicable sales charges

Class A Shares

Inception (4/29/05)	1.54%

1 Year	10.78

Class B Shares

Inception (4/29/05)	1.65%

1 Year	11.46

Class C Shares

Inception (4/29/05)	2.07%

1 Year	15.42

Class R Shares

Inception (4/29/05)	2.53%

1 Year	17.05

Class Y Shares

Inception	2.83%

1 Year	17.54

Institutional Class Shares

Inception (4/29/05)	3.04%

1 Year	17.48
Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is April 29, 2005.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless other-
wise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.08%, 1.83%, 1.83%, 1.33%, 0.83% and 0.83%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.32%, 2.07%, 2.07%, 1.57%, 1.07% and 0.96%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2011. See current prospectus for more information.

2	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.67% for AIM Moderately Conservative Allocation Fund.

11 AIM Allocation Funds

Letters to Shareholders
Philip Taylor
Dear Shareholders:
While the year ended December 31, 2009, was difficult, economic conditions and market trends appeared more favorable at the close of the year than at its start. Calendar year 2009 began amid a sharp stock market sell off that continued until March, when an abrupt market rebound began.

Increased communication
This volatility prompted a greater than usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com. Your questions, comments and suggestions gave me better insight into what was on your minds.
     As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch and share our views with you. We increased the number of “Investment Perspectives” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
     To access your Fund’s latest quarterly commentary, click on “Mutual Funds” inside the “Financial Products” box. Then, in the “Fund Information” box, click on “Quarterly Commentary” and select your Fund.
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward – often anticipating economic improvement or deterioration well before it arrives.
     U.S. gross domestic product (GDP) contracted in the final two quarters of 2008 and the first two quarters of 2009. But GDP expanded in the third quarter of 2009 at an annualized rate of 2.2%, the strongest rate of growth in two years.1
     In December 2009, the U.S. Federal Reserve (the Fed) cited signs that economic activity was picking up2:
■	The housing sector shows some signs of recent improvement.

■	Household spending appears to be expanding moderately, despite high unemployment, modest income growth and tight credit.

■	Businesses continue to cut back on fixed investment, albeit at a slower pace than previously.
     Nonetheless, unemployment continued to cast a pall over empirical evidence showing that the U.S. economy was improving. The unemployment rate rose from 7.7% to 10.0% in 20093 – and those who remained employed worried about their job security.
     As a result, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007 and just 2.7% in 2008.1 That same estimate suggests Americans saved 3.7%, 5.4% and 4.5% of their disposable personal income in the first, second and third quarters of 2009, respectively.1
     Many families have decided that spending less and saving more makes sense – and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds have historically often been followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more – particularly over a long time horizon and in periods of economic hardship – it really is a reliable way to build an investment portfolio.
     If you’ve decided to save and invest more, it’s important that you work with an experienced, trusted financial adviser. A financial adviser can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest4 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 Bureau of Economic Analysis; 2 U.S. Federal Reserve; 3 Bureau of Labor Statistics; 4 Pensions & Investments

12 AIM Allocation Funds

Bruce Crockett
Dear Fellow Shareholders:
By all accounts, 2009 was a challenging year for all of us. Although the economy and financial markets whipsawed us through much of last year, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
     Perhaps the most valuable takeaway from 2009 is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees – Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting – whose members exercise oversight to maintain the AIM Funds “Investor First” orientation.)
     To that end, some of you may have seen it reported in October 2009 that Invesco will assume the management of the Van Kampen family of mutual funds as well as the Morgan Stanley retail funds. The closing will be later this year and we view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,
Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

13 AIM Allocation Funds

Management’s Discussion of Fund Performance

Performance summary – AIM Conservative Allocation Fund
Capital markets provided a study in contrasts over the fiscal year. For the majority of the first quarter, riskier assets were punished as the bear market of 2008 spilled over into 2009. During this time, assets perceived as safe havens, such as government bonds, performed well. However, in March 2009, markets began a recovery that propelled strong gains for riskier assets that had suffered during the market downturn. This recovery extended through the end of the year.
     Against this backdrop, AIM Conservative Allocation Fund, at net asset value, underperformed the broad market S&P 500 Index and the Custom Conservative Allocation Index, which approximates the performance of the types of holdings owned by the Fund’s underlying funds.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.28%

Class B Shares	11.45

Class C Shares	11.46

Class R Shares	11.93

Class S Shares	12.32

Class Y Shares	12.47

Institutional Class Shares	12.57

S&P 500 Index▼ (Broad Market Index)	26.47

Custom Conservative Allocation Index■ (Style-Specific Index)	13.04

Lipper Mixed-Asset Target Allocation Conservative Funds Index▼ (Peer Group Index)	20.04

▼	Lipper Inc.; ■ Invesco, Lipper Inc.

How we invest
AIM Conservative Allocation Fund is intended for investors with relatively low risk tolerance. The Fund invests in 15 underlying funds diversified among asset classes (stocks, bonds, commodities and cash), investment styles (value and blend/core), regions (domestic and international) and market capitalizations (mid and large). These underlying funds include five bond funds, which represent 65% of the portfolio, nine stock funds, which represent 19%, and a balanced-risk allocation that can shift exposures between equities, sovereign debt and commodities, representing 6%. The portfolio also maintains a 10% allocation to cash equivalents.
     While no fund can guarantee positive performance, the broad portfolio diversification provides exposure to areas of the market that may perform well in any given period. Additionally, the broad diversification attempts to limit exposure to any one area of the market that may be underperforming.
     We establish target asset class weightings and underlying fund selections for

AIM Conservative Allocation Fund and also monitor the Fund on an ongoing basis. The underlying funds are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques.
     While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio annually to maintain its target asset class allocations.

Market conditions and your Fund
While global economic growth remained weak in the aftermath of the credit crisis and the path of future growth remained uncertain, investors’ improving risk appetite – combined with significant global fiscal and monetary stimulus – resulted in a significant market rally across riskier assets beginning in March 2009 and running through the remainder of the fiscal year.
     Generally speaking, in stark contrast to market behavior in 2008, asset classes exhibiting riskier profiles experienced higher returns relative to lower risk asset classes, consistent with the type of performance experienced coming out of previous recessions.
     Equities were up strong across the board with international equities generally outperforming domestic equities, and emerging equities generally outperforming those of developed countries.
     Historically low short-term interest rates1 made most assets more attractive than cash. Long-term U.S. Treasury yields remained low by historical standards and inflation declined over the fiscal year.
     Within fixed income, credit risk was rewarded as exhibited by the outperfor-

Portfolio Composition

	Target	% of Total Net Assets
Asset Class	Allocation	As of 12/31/09

Short Term Taxable Investment Grade	32.00%	30.39%

Intermediate Term Taxable Investment Grade	26.00	25.79

Cash Equivalents Plus Other Assets Less Liabilities	10.00	9.20

Taxable Non Investment Grade	7.00	7.44

Balanced Risk	6.00	6.09

Large Cap Blend	3.50	3.81

Large Cap Growth	3.50	3.83

Large Cap Value	3.50	3.91

International/Global Blend	2.50	2.69

Real Estate	2.50	2.94

Mid Cap Blend	1.75	2.02

Sector	1.75	1.89

Total Net Assets	$113.9 million

14 AIM Allocation Funds

mance of high yield issues relative to investment-grade credits, with both categories substantially outperforming U.S. Treasuries.
     Within the real asset categories, REITs enjoyed a substantial snap-back off of significant weakness in 2008.
     All of the elements that comprise AIM Conservative Allocation Fund’s fixed-income component were absolute contributors to Fund performance for the reporting period. Key absolute contributors included AIM Floating Rate Fund and AIM Core Bond Fund. AIM Floating Rate Fund benefited from tightening spreads with Treasuries and lower actual default rates than had been priced into the market earlier in the year. This fund was also a key relative contributor to performance when compared with the components of the Fund’s custom style-specific index, the Custom Conservative Allocation Index.
     AIM Limited Maturity Treasury Fund and AIM Short-Term Bond Fund were the largest detractors from relative fixed-income performance when compared with the components of the Custom Conservative Allocation Index.
     Within the Fund’s 25% equity component, there were no absolute detractors from Fund performance. A key contributor to absolute performance was AIM Charter Fund, due to its weight in the Fund and the strong rally in equities.
     Key contributors to relative equity performance when compared to the components of the Custom Conservative Allocation Index were AIM Trimark Endeavor Fund and AIM Large Cap Basic Value Fund. Both funds benefited from concentrated positions in equities which experienced strong rallies off of deeply oversold levels. AIM Trimark Endeavor Fund also received a boost from investing in mid-cap stocks, which rebounded more strongly than large-cap stocks off of the March 2009 lows.
     The largest single relative detractor when compared to the equity components of the Custom Conservative Allocation Index was AIM Structured Value Fund. This fund was hindered by relatively lower exposure to mid-cap stocks which had stronger returns than large-cap stocks for the reporting period. Additionally, AIM Structured Value Fund had some issues with security selection relative to the equity benchmark used to measure AIM Conservative Allocation Fund’s performance.
     Finally, the annual rebalancing of the underlying funds to their target investment percentages was completed in June 2009 at which time a new underlying fund, AIM Balanced-Risk Allocation Fund, was added to the Fund’s lineup. AIM Balanced-Risk Allocation Fund introduced a tactical element to the portfolio.
     We remain committed to our asset allocation strategies and, as always, we thank you for your continued investment in AIM Conservative Allocation Fund.

1	U.S. Federal Reserve
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Gary Wendler
Director of Product Strategy and Investments Services, is manager of AIM Conservative Allocation Fund. He began his career in the investment industry in 1986 and joined Invesco Aim in 1995. Mr. Wendler earned a B.B.A. in finance from Texas A&M University.

Fund Nasdaq Symbols

Class A Shares	ACNAX
Class B Shares	ACNBX
Class C Shares	ACNCX
Class R Shares	ACNRX
Class S Shares	ACSSX
Class Y Shares	ACNYX
Institutional Class Shares	ACNIX

15 AIM Allocation Funds

Management’s Discussion of Fund Performance

Performance summary – AIM Growth Allocation Fund
Capital markets provided a study in contrasts over fiscal year. For the majority of the first quarter, riskier assets were punished as the bear market of 2008 spilled over into 2009. During this time, assets perceived as safe havens, such as government bonds, performed well. However, in March 2009, markets began a recovery that propelled strong gains for riskier assets that had suffered during the market downturn. This recovery extended through the end of the year.
     Against this backdrop, AIM Growth Allocation Fund, at net asset value, outperformed the broad market S&P 500 Index and the Custom Growth Allocation Index, which approximates the performance of the types of holdings owned by the Fund’s underlying funds.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	31.22%

Class B Shares	30.20

Class C Shares	30.20

Class R Shares	30.81

Class S Shares	31.27

Class Y Shares	31.50

Institutional Class Shares	31.59

S&P 500 Index▼ (Broad Market Index)	26.47

Custom Growth Allocation Index■ (Style-Specific Index)	28.54

Lipper Multi-Cap Core Funds Index▼ (Peer Group Index)	35.30

▼Lipper Inc.; ■ Invesco, Lipper Inc.

How we invest
AIM Growth Allocation Fund is intended for investors with a relatively high risk tolerance. The Fund invests in 12 underlying funds diversified among asset classes (stocks, bonds, and commodities), investment styles (value, blend/core and growth), regions (domestic and international) and market capitalizations (small, mid and large). These underlying funds include 10 stock funds, which represent 75.5% of the portfolio, a balanced-risk allocation that can shift exposures between equities, sovereign debt and commodities, which represents
19.5%, and one bond fund, representing the remaining 5% of the portfolio.
     While no fund can guarantee positive performance, the broad portfolio diversification provides exposure to areas of the market that may perform well in any given period. Additionally, the broad diversification attempts to limit exposure to any one area of the market that may be underperforming.
     We establish target asset class weightings and underlying fund selections for the Fund and also monitor the Fund on an ongoing basis. The underlying funds are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques.
     While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio annually to maintain its target asset class allocations.

Market conditions and your Fund
While global economic growth remained weak in the aftermath of the credit crisis and the path of future growth remained uncertain, investors’ improving risk appetite – combined with significant global fiscal and monetary stimulus – resulted in a significant market rally across riskier assets beginning in March 2009 and running through the remainder of the fiscal year.
     Generally speaking, in stark contrast to market behavior in 2008, asset classes exhibiting riskier profiles experienced higher returns relative to lower risk asset classes, consistent with the type of performance experienced coming out of previous recessions.
     Equities were up strongly across the board with international equities generally outperforming domestic equities, and emerging equities generally outperforming those of developed countries.
     Historically low short-term interest rates1 made most assets more attractive than cash. Long-term U.S. Treasury yields remained low by historical standards and inflation declined over the fiscal year.
     Within fixed income, credit risk was rewarded as exhibited by the outperformance of high yield issues relative to investment-grade credits, with both categories substantially outperforming U.S. Treasuries.

Portfolio Composition

	Target	% of Total Net Assets
Asset Class	Allocation	As of 12/31/09

Balanced Risk	19.50%	18.28%

Large Cap Growth	14.00	14.17

International/Global Blend	12.50	12.41

International/Global Growth	12.50	12.66

Large Cap Value	12.25	12.61

Sector	8.75	8.74

Small Cap Growth	7.00	7.01

Real Estate	5.00	5.20

Taxable Non Investment Grade	5.00	5.24

Mid Cap Growth	3.50	3.68

Total Net Assets	$445.9 million

16 AIM Allocation Funds

     Within the real asset categories, REITs enjoyed a substantial snap-back off of significant weakness in 2008.
     All of the funds that comprise AIM Growth Allocation Fund’s equity component were positive absolute contributors to Fund performance for the reporting period. The largest absolute contributors were AIM International Growth Fund and AIM International Core Equity Fund, due to their larger weights in the portfolio, the strong rebound in performance for equities off of the March market lows, and the general weakening of the U.S. dollar.
     AIM Large Cap Basic Value Fund and AIM Small Cap Growth Fund contributed the most to the Fund’s equity performance on a relative basis when compared with the components of the Fund’s custom style-specific index, the Custom Growth Allocation Index. AIM Large Cap Basic Value benefited largely from concentrated positions in value stocks that suffered during the bear market and that experienced a strong snap-back from strongly oversold levels. AIM Small Cap Growth benefited from small-cap stocks experiencing a very strong rebound off the market bottom, consistent with performance coming out of previous recessions.
     For the reporting period, there were no detractors from absolute Fund performance. The largest relative detractors from within the equity component were AIM Structured Value Fund and AIM Large Cap Growth Fund. Both Funds were hindered by relatively lower exposure to mid-cap stocks which had stronger returns than large-caps for the reporting period. Additionally, these funds had some issues with security selection relative to the equity benchmark used to measure their performance.
     AIM Balanced-Risk Allocation Fund was also a relative detractor from Fund performance as equities continued to recover at a torrid rate whereas bonds and commodities – while broadly higher – could not keep pace.
     The Fund’s only fixed-income holding, AIM High Yield Fund, was the single largest relative contributor to Fund performance as high yield bonds were among the best-performing asset classes for the year.
     The annual rebalancing of the underlying funds to their target investment percentages was completed in June 2009 at which time a new underlying fund – AIM Balanced-Risk Allocation Fund – was added to the Fund’s lineup. AIM Balanced-Risk Allocation Fund introduced a tactical element to the portfolio.
     We remain committed to our asset allocation strategies and, as always, we thank you for your continued investment in AIM Growth Allocation Fund.

1	U.S. Federal Reserve
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Gary Wendler
Director of Product Strategy and Investments Services, is manager of AIM Growth Allocation Fund. He began his career in the investment industry in 1986 and joined Invesco Aim in 1995. Mr. Wendler earned a B.B.A. in finance from Texas A&M University.

Fund Nasdaq Symbols

Class A Shares	AADAX
Class B Shares	AAEBX
Class C Shares	AADCX
Class R Shares	AADRX
Class S Shares	AADSX
Class Y Shares	AADYX
Institutional Class Shares	AADIX

17 AIM Allocation Funds

Management’s Discussion of Fund Performance

Performance summary – AIM Moderate Allocation Fund
Capital markets provided a study in contrasts over the fiscal year. For the majority of the first quarter, riskier assets were punished as the bear market of 2008 spilled over into 2009. During this time, assets perceived as safe havens, such as government bonds, performed well. However, in March 2009, markets began a recovery that propelled strong gains for riskier assets that had suffered during the market downturn. This recovery extended through the end of the year.
     Against this backdrop, AIM Moderate Allocation Fund, at net asset value, performed in line with the broad market S&P 500 Index but outperformed the Custom Moderate Allocation Index, which approximates the performance of the types of holdings owned by the Fund’s underlying funds.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	26.86%

Class B Shares	25.80

Class C Shares	25.80

Class R Shares	26.44

Class S Shares	26.76

Class Y Shares	27.02

Institutional Class Shares	27.21

S&P 500 Index▼ (Broad Market Index)	26.47

Custom Moderate Allocation Index■ (Style-Specific Index)	21.46

Lipper Mixed-Asset Target Allocation Moderate Funds Index▼ (Peer Group Index)	24.65

▼Lipper Inc.; ■ Invesco, Lipper Inc.

How we invest
AIM Moderate Allocation Fund is intended for investors with moderate risk tolerance. The Fund invests in 17 underlying funds diversified among asset classes (stocks, bonds and commodities), investment styles (value, blend/core and growth), regions (domestic and international) and market capitalizations (small, mid and large). These underlying funds include 11 stock funds, which represent 48.15% of the portfolio’s target allocation, five bond funds, which represent 40% of the portfolio, and a balanced-risk allocation that can shift exposures between equities, sovereign debt and commodities, representing the remaining 11.85%.
     While no fund can guarantee positive performance, the broad portfolio diversification provides exposure to areas of the market that may perform well in any given period. Additionally, the broad diversification attempts to limit exposure to any one area of the market that may be underperforming.
     We establish target asset class weightings and underlying fund selections for the Fund and also monitor the Fund on an ongoing basis. The underlying funds are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques.
     While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio annually to maintain its target asset class allocations.

Market conditions and your Fund
While global economic growth remained weak in the aftermath of the credit crisis and the path of future growth remained uncertain, investors’ improving risk appetite – combined with significant global fiscal and monetary stimulus – resulted in a significant market rally across riskier assets beginning in March 2009 and running through the remainder of the fiscal year.
     Generally speaking, in stark contrast to market behavior in 2008, asset classes exhibiting riskier profiles experienced higher returns relative to lower risk asset classes, consistent with the type of performance experienced coming out of previous recessions.
     Equities were up strongly across the board with international equities generally outperforming domestic equities, and emerging equities generally outperforming those from developed countries.
     Historically low short-term interest rates1 made most assets more attractive than cash. Long-term U.S. Treasury yields remained low by historical standards and inflation declined over the fiscal year.
     Within fixed income, credit risk was rewarded as exhibited by the outperformance of high yield issues relative to investment-grade credits, with both categories substantially outperforming U.S. Treasuries.

Portfolio Composition

	Target	% of Total Net Assets
Asset Class	Allocation	As of 12/31/09

Intermediate Term Taxable Investment Grade	25.50%	23.57%

Taxable Non Investment Grade	12.00	12.48

Balanced Risk	11.85	11.20

International/Global Blend	10.00	10.01

Large Cap Growth	8.75	8.92

International/Global Growth	7.50	7.66

Large Cap Value	7.00	7.27

Sector	3.50	3.52

Real Estate	3.00	3.45

Mid Cap Value	2.80	3.18

Small Cap Blend	2.80	3.59

Mid Cap Growth	2.80	2.92

Short Term Taxable Investment Grade	2.50	2.23

Total Net Assets	$536.3 million

18 AIM Allocation Funds

     Within the real asset categories, REITs enjoyed a substantial snap-back off of significant weakness in 2008.
     Within the Fund’s equity component, key absolute positive contributors to performance included AIM International Growth Fund and AIM International Core Equity Fund, due to their larger weights in the portfolio, the strong rebound in equities off of the March market lows, and the general weakening of the U.S. dollar. There were no absolute detractors from Fund performance in the equity component of the portfolio.
     AIM Trimark Small Companies Fund and AIM Mid Cap Basic Value Fund contributed the most to the Fund’s equity performance on a relative basis when compared with the components of the Fund’s custom style-specific index, the Custom Moderate Allocation Index. Both funds benefited largely from concentrated positions in stocks that suffered during the bear market and that experienced a strong snap-back from strongly oversold levels. AIM Mid Cap Basic Value Fund also benefited from the strong rebound of mid-cap stocks, consistent with performance coming out of previous recessions.
     A key detractor from Fund performance within the equity component was AIM Structured Value Fund. The fund was hindered by relatively lower exposure to mid-cap stocks, which rebounded more strongly than large-cap stocks over the reporting period. AIM Structured Value Fund also had some issues with security selection relative to the equity benchmark used to measure the Fund’s performance.
     The AIM Balanced-Risk Allocation Fund was also a relative detractor for the reporting period as equities continued to recover at a torrid rate whereas bonds and commodities – while broadly higher – could not keep pace.
     Within the Fund’s fixed income component, there were no absolute detractors from Fund performance for the reporting period. AIM High Yield Fund was a key relative contributor as high yield bonds were among the best-performing asset classes for the fiscal year.
     Mild detractors from relative returns from the fixed income allocation included AIM Core Bond Fund and AIM International Total Return Fund.
     Finally, the annual rebalancing of the underlying funds to their target investment percentages was completed in June 2009 at which time AIM Balanced-Risk Allocation Fund was added to the Fund’s lineup. AIM Balanced-Risk Allocation Fund introduced a tactical element to the portfolio.
     We remain committed to our asset allocation strategies and, as always, we thank you for your continued investment in AIM Moderate Allocation Fund.

1	U.S. Federal Reserve
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Gary Wendler
Director of Product Strategy and Investments Services, is manager of AIM Moderate Allocation Fund. He began his career in the investment industry in 1986 and joined Invesco Aim in 1995. Mr. Wendler earned a B.B.A. in finance from Texas A&M University.

Fund Nasdaq Symbols

Class A Shares	AMKAX
Class B Shares	AMKBX
Class C Shares	AMKCX
Class R Shares	AMKRX
Class S Shares	AMKSX
Class Y Shares	ABKYX
Institutional Class Shares	AMLIX

19 AIM Allocation Funds

Management’s Discussion of Fund Performance

Performance summary – AIM Moderate Growth Allocation Fund
Capital markets provided a study in contrasts for the fiscal year. For the majority of the first quarter, riskier assets were punished as the bear market of 2008 spilled over into 2009. During this time, assets perceived as safe havens, such as government bonds, performed well. However, in March 2009, markets began a recovery that propelled strong gains for riskier assets that had suffered during the market downturn. This recovery extended through the end of the year.
     Against this backdrop, AIM Moderate Growth Allocation Fund, at net asset value, outperformed the broad market S&P 500 Index and the Custom Moderate Growth Allocation Index, which approximates the performance of the types of holdings owned by the Fund’s underlying funds.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	30.53%

Class B Shares	29.52

Class C Shares	29.55

Class R Shares	30.21

Class Y Shares	30.73

Institutional Shares	30.85

S&P 500 Index▼ (Broad Market Index)	26.47

Custom Moderate Growth Allocation Index■ (Style-Specific Index)	25.54

Lipper Mixed-Asset Target Allocation Growth Funds Index▼ (Peer Group Index)	26.23

▼Lipper Inc.; ■ Invesco, Lipper Inc.

How we invest
AIM Moderate Growth Allocation Fund is intended for investors with a moderate to high risk tolerance. The Fund invests in 14 underlying funds diversified among asset classes (stocks, bonds and commodities), investment styles (value, blend/core and growth), regions (domestic and international) and market capitalizations (small, mid and large). The 14 underlying funds include 11 stock funds, which represent 63.80% of the portfolio, and two bond funds, which represent 20% of the portfolio and a balanced-risk allocation that can shift exposures between equities, sovereign debt and commodities, which represents 16.20%.
     While no fund can guarantee positive performance, the broad portfolio diversification provides exposure to areas of the market that may perform well in any given period. Additionally, the broad diversification attempts to limit exposure to any one area of the market that may be underperforming.
     We establish target asset class weightings and underlying fund selections for the Fund and also monitor the

Fund on an ongoing basis. The underlying funds are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques.
     While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio annually to maintain its target asset class allocations.

Market conditions and your Fund
While global economic growth remained weak in the aftermath of the credit crisis and the path of future growth remained uncertain, investors’ improving risk appetite – combined with significant global fiscal and monetary stimulus – resulted in a significant market rally across riskier assets beginning in March 2009 and running through the remainder of the fiscal year.
     Generally speaking, in stark contrast to market behavior in 2008, asset classes exhibiting riskier profiles enjoyed higher returns relative to lower risk asset classes, consistent with the type of performance experienced coming out of previous recessions.
     Equities were up strongly across the board with international equities generally outperforming domestic equities, and emerging equities generally outperforming those of developed countries.
     Historically low short-term interest rates1 made most assets more attractive than cash. Long-term U.S. Treasury yields remained low by historical standards and inflation declined over the fiscal year.
     Within fixed income, credit risk was rewarded as exhibited by the outperformance of high yield issues relative to

Portfolio Composition

	Target	% of Total Net Assets
Asset Class	Allocation	As of 12/31/09

Balanced Risk	16.20%	15.21%

Large Cap Growth	11.55	11.71

International/Global Blend	11.00	10.95

International/Global Growth	11.00	11.18

Intermediate Term Taxable Investment Grade	10.00	9.18

Taxable Non Investment Grade	10.00	10.52

Large Cap Value	9.80	10.13

Sector	5.25	5.26

Small Cap Blend	4.55	4.40

Real Estate	4.00	4.18

Mid Cap Value	3.50	3.96

Mid Cap Growth	3.15	3.32

Total Net Assets	$285.7 million

20 AIM Allocation Funds

investment-grade credits, and both categories substantially outperforming U.S. Treasuries.
     Within the real asset categories, REITs enjoyed a substantial snap-back off of significant weakness in 2008.
     Within the Fund’s equity component, key absolute contributors to Fund performance were AIM International Growth Fund and AIM International Core Equity Fund, due to their larger weights in the portfolio, the strong rebound in equities off of the March market lows, and the general weakening of the U.S. dollar.
     AIM Large Cap Basic Value Fund and AIM Mid Cap Basic Value Fund contributed the most to the Fund’s equity performance on a relative basis when compared with the components of the Fund’s custom style-specific index, the Custom Moderate Growth Allocation Index. Both funds benefited largely from concentrated positions in value stocks that suffered during the bear market and that experienced a strong snap-back from strongly oversold levels. AIM Mid Cap Basic Value Fund benefited from mid-cap stocks experiencing a strong rebound off the market bottom, consistent with performance coming out of previous recessions.
     The largest relative detractor from Fund performance within the equity component of the portfolio was AIM Structured Value Fund.
     AIM Balanced-Risk Allocation Fund was also a relative detractor for the reporting period as equities continued to recover at a torrid rate whereas bonds and commodities – while broadly higher – could not keep pace.
     The Fund’s fixed-income component, consisting of AIM High Yield Fund and AIM Core Bond Fund, was an absolute contributor to Fund performance. AIM High Yield Fund was the standout performer as high yield bonds were among the best-performing asset classes for the year. From a relative perspective, AIM Core Bond Fund produced a mild drag on returns.
     The annual rebalancing of the underlying funds to their target investment percentages was completed in June 2009, at which time AIM Balanced-Risk Allocation Fund was added to the Fund’s lineup. AIM Balanced-Risk Allocation Fund introduced a tactical element to the portfolio.
     We remain committed to our asset allocation strategies, and as always, we thank you for your continued investment in AIM Moderate Growth Allocation Fund.

1	U.S. Federal Reserve
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Gary Wendler
Director of Product Strategy and Investments Services, is manager of AIM Moderate Growth Allocation Fund. He began his career in the investment industry in 1986 and joined Invesco Aim in 1995. Mr. Wendler earned a B.B.A. in finance from Texas A&M University.

Fund Nasdaq Symbols

Class A Shares	AAMGX
Class B Shares	AMBGX
Class C Shares	ACMGX
Class R Shares	RAMGX
Class Y Shares	AAMYX
Institutional Class Shares	AIMGX

21 AIM Allocation Funds

Management’s Discussion of Fund Performance

Performance summary – AIM Moderately Conservative Allocation Fund
Capital markets provided a study in contrasts for the fiscal year. For the majority of the first quarter, riskier assets were punished as the bear market of 2008 spilled over into 2009. During this time, assets perceived as safe havens, such as government bonds, performed well. However, in March 2009, markets began a recovery that propelled strong gains for riskier assets that had suffered during the market downturn. This recovery extended through the end of the year.
     Against this backdrop, AIM Moderately Conservative Allocation Fund, at net asset value, underperformed the broad market S&P 500 Index, but performed in line with the Custom Moderately Conservative Allocation Index, which approximates the performance of the types of holdings owned by the Fund’s underlying funds.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	17.28%

Class B Shares	16.46

Class C Shares	16.42

Class R Shares	17.05

Class Y Shares	17.54

Institutional Class Shares	17.48

S&P 500 Index▼ (Broad Market Index)	26.47

Custom Moderately Conservative Allocation Index■ (Style-Specific Index)	17.12

Lipper Mixed-Asset Target Allocation Conservative Funds Index▼ (Peer Group Index)	20.04

▼Lipper Inc.; ■ Invesco, Lipper Inc.

How we invest
AIM Moderately Conservative Allocation Fund is intended for investors with a low to moderate risk tolerance. The Fund invests in 17 underlying funds diversified among asset classes (stocks, bonds and commodities), investment styles (value, blend/core and growth), regions (domestic and international) and market capitalizations (mid and large). The 17 underlying funds include six bond funds which represent 60% of the portfolio, 10 stock funds which represent 31% of the portfolio, and a balanced-risk allocation that can shift exposures between equities, sovereign debt and commodities representing the remaining 9%.
     While no fund can guarantee positive performance, the broad portfolio diversification provides exposure to areas of the market that may perform well in any given period. Additionally, the broad diversification attempts to limit exposure to any one area of the market that may be underperforming.
     We establish target asset class weightings and underlying fund selections for the Fund and also monitor the Fund on an ongoing basis. The underlying funds are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques.
     While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio annually to maintain its target asset class allocations.

Market conditions and your Fund
While global economic growth remained weak in the aftermath of the credit crisis and the path of future growth remained uncertain, investors’ improving risk appetite – combined with significant global fiscal and monetary stimulus – resulted in a significant market rally across riskier assets beginning in March 2009 and running through the remainder of the fiscal year.
     Generally speaking, in stark contrast to market behavior in 2008, asset classes exhibiting riskier profiles experienced higher returns relative to lower risk asset classes, consistent with the type of performance experienced coming out of previous recessions.
     Equities were up strongly across the board with international equities generally outperforming domestic equities, and emerging equities generally outperforming those of developed countries.
     Historically low short-term interest rates1 made most assets more attractive than cash. Long-term U.S. Treasury yields remained low by historical standards and inflation declined over the fiscal year.

Portfolio Composition

	Target*	% of Total Net Assets
Asset Class	Allocation	As of 12/31/09

Intermediate Term Taxable Investment Grade	39.00%	37.10%

Short Term Taxable Investment Grade	12.00	11.17

Balanced Risk	9.00	8.77

Taxable Non Investment Grade	9.00	9.56

Large Cap Growth	7.88	8.36

Large Cap Value	7.88	8.52

International/Global Blend	5.00	5.22

International/Global Growth	2.50	2.66

Real Estate	2.50	2.85

Mid Cap Growth	1.75	1.90

Mid Cap Value	1.75	2.06

Sector	1.75	1.83

*	Percentage may not equal 100% due to rounding.

Total Net Assets	$67.7 million

22 AIM Allocation Funds

     Within fixed income, credit risk was rewarded as exhibited by the outperformance of high yield issues relative to investment-grade credits, and both categories substantially outperforming U.S. Treasuries.
     Within the real asset categories, REITs enjoyed a substantial snap-back off of significant weakness in 2008.
     Within the Fund’s fixed-income component, AIM High Yield Fund and AIM Floating Rate Fund were key absolute contributors to performance due to a narrowing of the spread between credit issues and Treasury bonds as concerns over the continuation of the credit crisis eased. From a relative perspective, the Fund’s allocations to more speculative fixed income funds – AIM Floating Rate Fund and AIM High Yield Fund – provided strong performance.
     AIM U.S. Government Fund was a relative detractor from Fund performance as money moved from safer issues to more speculative fare during the reporting period. Concerns surfaced over the amount of issuance of government debt and the possibility of future inflation as a result.
     Within the Fund’s 40% equity component, key absolute contributors to Fund performance included AIM Large Cap Basic Value Fund and AIM International Core Equity Fund. AIM International Core Equity Fund benefited from the strong rebound in equities off of the March market lows and the general weakening of the U.S. dollar.
     AIM Large Cap Basic Value Fund and AIM Mid Cap Basic Value Fund contributed the most to the Fund’s equity performance on a relative basis when compared with the components of the Fund’s custom style-specific index. Both funds benefited largely from concentrated positions in value stocks that suffered during the bear market and that experienced a strong snap-back from strongly oversold levels. AIM Mid Cap Basic Value Fund benefited from mid-cap stocks experiencing a strong rebound off the market bottom, consistent with performance coming out of previous recessions.
     AIM Balanced-Risk Allocation Fund was a key relative detractor for the reporting period as equities continued to recover at a torrid rate whereas bonds and commodities – while broadly higher – could not keep pace.
     The annual rebalancing of the underlying funds to their target investment percentages was completed in June 2009, at which time AIM Balanced-Risk Allocation Fund was added to the Fund’s lineup. AIM Balanced-Risk Allocation Fund introduced a tactical element to the portfolio.
     We remain committed to our asset allocation strategies, and as always, we thank you for your investment in AIM Moderately Conservative Allocation Fund.

1	U.S. Federal Reserve
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Gary Wendler
Director of Product Strategy and Investments Services, is manager of AIM Moderately Conservative Allocation Fund. He began his career in the investment industry in 1986 and joined Invesco Aim in 1995. Mr. Wendler earned a B.B.A. in finance from Texas A&M University.

Fund Nasdaq Symbols

Class A Shares	CAAMX
Class B Shares	CMBAX
Class C Shares	CACMX
Class R Shares	CMARX
Class Y Shares	CAAYX
Institutional Class Shares	CMAIX

23 AIM Allocation Funds

AIM Conservative Allocation Fund’s and AIM Moderately Conservative Allocation Fund’s investment objective is to provide total return consistent with a lower level of risk relative to the broad stock market.
AIM Growth Allocation Fund’s and AIM Moderate Growth Allocation Fund’s investment objective is to provide long-term growth of capital consistent with a higher level of risk relative to the broad stock market.
AIM Moderate Allocation Fund’s investment objective is to provide total return consistent with a moderate level of risk relative to the broad stock market.
■	Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class S shares are closed to most investors. See the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in AIM Allocation Funds

				AIM Moderate	AIM Moderately
	AIM Conservative	AIM Growth	AIM Moderate	Growth	Conservative
	Allocation	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund

Commodity Risk	x	x	x	x	x

Convertible Securities Risk	x	x

Counterparty Risk	x	x	x	x	x

Credit Risk	x	x	x	x	x

Currency/Exchange Rate Risk	x	x	x	x	x

Derivatives Risk	x	x	x	x	x

Developing Markets Risk	x	x	x	x	x

Dollar Roll Transaction Risk	x		x	x	x

Equity Securities Risk		x	x	x

Foreign Securities Risk	x	x	x	x	x

Fund of Funds Risk	x	x	x	x	x

“Growth” Investing Risk	x	x

High-Coupon U.S. Government	x		x	x	x
Agency Mortgage-Backed Securities Risk

High Yield Risk			x	x

Independent Management of		x
Sector Risk

Industry Focus Risk	x

Interest Rate Risk	x	x	x	x	x

Leverage Risk	x	x	x	x	x

Limited Number of Holdings Risk	x	x	x	x	x

Liquidity Risk	x

Management Risk	x	x	x	x	x

Market Cap Risk		x

Market Risk	x	x	x	x	x

Money Market Fund Risk	x

Municipal Securities Risk	x

Nondiversification Risk	x	x	x	x	x

Prepayment Risk	x

Reinvestment Risk	x		x	x	x

Repurchase Agreement Risk	x

Reverse Repurchase Agreement					x
Risk

24 AIM Allocation Funds

				AIM Moderate	AIM Moderately
	AIM Conservative	AIM Growth	AIM Moderate	Growth	Conservative
	Allocation	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund

Risks Relating to Banking and	x
Financial Services Industries

Sector Fund Risk		x

Subsidiary Risk	x	x	x	x	x

Unseasoned Issuer Risk		x

U.S. Government Obligations Risk	x	x	x	x	x

Principal risks defined
■	Commodity Risk: The Fund or the subsidiary may invest in commodity-linked derivative instruments that may be subject to greater volatility than investments in traditional securities.

■	Convertible Securities Risk: The values of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted.

■	Counterparty Risk: Individually negotiated, or over-the-counter, derivatives are also subject to counterparty risk – the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction of an underlying fund.

■	Credit Risk: Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

■	Currency/Exchange Rate Risk: The Fund is subject to currency/exchange rate risk because it may buy or sell currencies other than the U.S. dollar.

■	Derivatives Risk: The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk–the risk that the other party will not complete the transaction with the Fund.
■	Developing Markets Risk: Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher, and there may be delays in settlement procedures.

■	Dollar Roll Transaction Risk: Dollar roll transactions involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase them, or that the other party may default on its obligation such that the Fund is delayed or prevented from completing the transaction.

■	Equity Securities Risk: Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

■	Foreign Securities Risk: Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

■	Fund of Funds Risk: The Fund pursues its investment objectives by investing its assets in other underlying AIM funds rather than investing directly in stocks, bonds, cash or other investments. The Fund’s investment performance depends on the investment performance of the underlying funds. There is risk that the adviser’s evaluations and assumptions regarding the Fund’s broad asset classes or the underlying funds may be incorrect based on actual market conditions, or that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and the performance of the underlying funds may be lower than that of the asset classes they represent. The underlying funds may change their investment objectives or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investments from the underlying funds at an unfavorable time. The adviser has the ability to select and substitute the underlying funds in which the Fund invests and may be subject to potential confl icts of interest in selecting underlying funds because it may receive higher fees from certain underlying funds than others. However, as a fiduciary of the Fund, the adviser is required to act in the Fund’s best interest when selecting the underlying funds. Because the Fund is a fund of funds, it is subject to the risks associated with the underlying funds in which it invests. There are additional risks of investing in the underlying funds.
■	“Growth” Investing Risk: The Fund invests in “growth” stocks, which may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company’s growth potential.

■	High-Coupon U.S. Government Agency Mortgage-Backed Securities Risk: High-coupon, U.S. government agency mortgage-backed securities provide a higher coupon than current prevailing market interest rates, and the Fund may purchase such securities at a premium. If these securities experience a faster-than-expected principal prepayment rate, both the market value and income from such securities will decrease.

continued on page 26

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

25 AIM Allocation Funds

■	High Yield Risk: Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions, and the secondary markets in which lower rated securities are traded may be less liquid than higher grade securities. The loans in which the Fund may invest are typically noninvestment-grade and involve a greater risk of default on interest and principal payments and of price changes due to the changes in the credit quality of the issuer.

■	Independent Management of Sector Risk: The Fund’s investments in different independently managed sectors create allocation risk, which is the risk that the allocation of investments among the sectors may have a more significant effect on the Fund’s net asset value when one of the sectors is performing more poorly than the other(s). Active rebalancing of the Fund among the sectors may result in increased transaction costs.

■	Industry Focus Risk: To the extent that an underlying fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the underlying fund’s performance will depend to a greater extent on the overall condition of those industries.

■	Interest Rate Risk: Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

■	Leverage Risk: Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.

■	Limited Number of Holdings Risk: Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

■	Liquidity Risk: A majority of the Fund’s assets are likely to be invested in loans and securities that are less liquid than those rated on national exchanges.

■	Management Risk: There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.

■	Market Cap Risk: Stocks fall into three broad market capitalization categories – large, medium, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies may tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little of no operating history, little or no track record of success, and limited product lines, market and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for fund to establish or close out a position in these securities at prevailing market prices.

■	Market Risk: The prices of securities held by the Fund may decline in response to market risks.

■	Money Market Fund Risk: An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency and is not a deposit or other obligation of, or guaranteed by, a depository institution. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
■	Municipal Securities Risk: The value of, payment of interest on and repayment of principal for the Fund as well as the Fund’s ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions where the issuers in which the Fund invests are located.

■	Nondiversification Risk:

Nondiversification increases the risk that the value of the Fund’s shares may vary more widely, and the Fund may be subject to greater investment and credit risk than if it invested more broadly.

■	Prepayment Risk: The ability of an issuer of a floating rate loan or debt security to repay principal prior to maturity can limit the potential for gains by the Fund.
■	Reinvestment Risk: Reinvestment risk is the risk that a bond’s cash fl ows will be reinvested at an interest rate below that of the original bond.

■	Repurchase Agreement Risk: If the seller of a repurchase agreement in which the Fund invests defaults on its obligation or declares bankruptcy, the Fund may experience delays in selling the securities underlying the repurchase agreement.

■	Reverse Repurchase Agreement Risk: Reverse repurchase agreements and dollar-roll transactions involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase them, or that the other party may default on its obligation such that the Fund is delayed or prevented from completing the transaction.

■	Risks Relating to Banking and Financial Services Industries: To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

■	Sector Fund Risk: The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

■	Subsidiary Risk: The Fund is indirectly exposed to the risks associated with the subsidiary’s investments. The subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections under the Act. Accordingly, the Fund will not have all the protections offered to investors in registered investment companies.

■	Unseasoned Issuer Risk: Start-up or early stage companies, such as venture capital companies, generally have limited operating histories, no present market for their technologies or products, and no history of earnings or financial services.

■	U.S. Government Obligations Risk: The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. government that may vary in the level of support they receive from the U.S. government. The U.S. government

26 AIM Allocation Funds

may choose not to provide financial support to U.S.-government-sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the underlying fund holding securities of such an issuer might not be able to recover its investment from the U.S. government.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Custom Conservative Allocation Index, created by Invesco Aim to serve as a benchmark for AIM Conservative Allocation Fund, is composed of the following indexes: Russell 3000®, MSCI EAFE®, Barclays Capital U.S. Universal and three-month U.S. Treasury bill. The composition of the index may change from time to time based upon the target asset allocation of the Fund.

Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the Fund. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.

■	The Custom Growth Allocation Index, created by Invesco Aim to serve as a benchmark for AIM Growth Allocation Fund, is composed of the following indexes: Russell 3000®, MSCI EAFE®, FTSE NAREIT Equity REITs and Barclays Capital U.S. Universal. The composition of the index may change from time to time based upon the target asset allocation of the Fund.

Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the Fund. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Multi-Cap Core Funds Index is an unmanaged index considered representative of multi-cap core funds tracked by Lipper.

■	The Custom Moderate Allocation Index, created by Invesco Aim to serve as a benchmark for AIM Moderate Allocation Fund, is composed of the following indexes: Russell 3000®, MSCI
EAFE® and Barclays Capital U.S. Universal. The composition of the index may change from time to time based upon the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the Fund. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Mixed-Asset Target Allocation Moderate Funds Index is an unmanaged index considered representative of mixed-asset target allocation moderate funds tracked by Lipper.

■	The Custom Moderate Growth Allocation Index, created by Invesco Aim to serve as a benchmark for AIM Moderate Growth Allocation Fund, is composed of the following indexes: Russell 3000®, MSCI EAFE®, FTSE NAREIT Equity REITs and Barclays Capital U.S. Universal. The composition of the index may change from time to time based upon the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the Fund. The Russell 3000 Index is a trademark/ service mark of the Frank Russell Co.

■	The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mixed-asset target allocation growth funds tracked by Lipper.
■	The Custom Moderately Conservative Allocation Index, created by Invesco Aim to serve as a benchmark for AIM Moderately Conservative Allocation Fund, is composed of the following indexes: Russell 3000®, MSCI EAFE® and Barclays Capital U.S. Universal. The composition of the index may change from time to time based upon the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the Fund. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

27 AIM Allocation Funds

Schedule of Investments

December 31, 2009

AIM Conservative Allocation Fund
Schedule of Investments in Affiliated Issuers–100.18%(a)

					Change in
	% of				Unrealized
	Net	Value	Purchases	Proceeds	Appreciation	Realized		Dividend	Shares	Value
	Assets	12/31/08	at Cost	from Sales	(Depreciation)	Gain (Loss)		Income	12/31/09	12/31/09

Domestic Equity Funds–21.53%
AIM Asset Allocation Fund	6.08%	$—	$8,417,814	$(1,961,307)	$299,772	$202,833		$318,450	660,254	$6,926,067

AIM Charter Fund	3.80%	5,032,706	916,635	(2,947,363)	1,659,732	(331,064)		38,094	280,846	4,330,646

AIM Large Cap Basic Value Fund	1.98%	1,824,951	458,544	(890,447)	1,594,329	(732,848)		19,274	233,630	2,254,529

AIM Large Cap Growth Fund	1.91%	2,310,638	453,735	(1,133,865)	745,698	(202,705)		14,466	206,019	2,173,501

AIM Multi-Sector Fund	1.89%	2,029,670	459,899	(988,956)	1,084,751	(431,113)		20,629	105,342	2,154,251

AIM Structured Growth Fund	1.92%	2,133,649	474,162	(1,042,439)	970,713	(352,502)		34,892	253,022	2,183,583

AIM Structured Value Fund	1.93%	2,435,937	487,888	(1,154,367)	962,169	(541,306)		48,618	261,687	2,190,321

AIM Trimark Endeavor Fund(b)	2.02%	2,210,363	439,270	(1,537,343)	1,921,802	(733,909)		—	170,258	2,300,183

Total Domestic Equity Funds		17,977,914	12,107,947	(11,656,087)	9,238,966	(3,122,614)		494,423	2,171,058	24,513,081

Fixed-Income Funds–63.79%
AIM Core Bond Fund	21.87%	27,391,315	6,208,454	(9,171,138)	2,185,602	(1,715,677)		1,465,930	2,848,805	24,898,556

AIM Floating Rate Fund	7.48%	6,617,876	2,421,476	(3,087,761)	3,583,409	(1,016,893)		565,533	1,158,926	8,518,107

AIM International Total Return Fund	4.00%	5,320,375	948,060	(2,012,189)	132,679	179,054		75,483	396,091	4,559,010

AIM Limited Maturity Treasury Fund	7.38%	11,226,052	1,832,728	(4,593,958)	(268,492)	211,289		105,926	802,254	8,407,619

AIM Short Term Bond Fund	23.06%	30,714,818	6,521,283	(11,147,101)	1,819,220	(1,654,176)		1,349,687	3,038,663	26,254,044

Total Fixed-Income Funds		81,270,436	17,932,001	(30,012,147)	7,452,418	(3,996,403)		3,562,559	8,244,739	72,637,336

Foreign Equity Funds–2.69%
AIM International Core Equity Fund	2.69%	2,205,760	1,084,763	(1,012,288)	1,156,456	(373,316)		67,205	286,646	3,061,375

Real Estate Funds–2.94%
AIM Select Real Estate Income Fund	2.94%	2,188,640	1,313,581	(1,061,016)	1,338,240	(434,187)		124,454	469,181	3,345,258

Money Market Funds–9.23%
Liquid Assets Portfolio–Institutional Class	9.23%	13,717,236	2,229,514	(5,439,128)	—	—		73,298	10,507,622	10,507,622

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $118,380,134)	100.18%	$117,359,986	$34,667,806	$(49,180,666)	$19,186,080 (c)	$(7,926,520	)(c)	$4,321,939		$114,064,672

OTHER ASSETS LESS LIABILITIES	(0.18)%									(201,850)

NET ASSETS	100.00%									$113,862,822

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Institutional Class shares of the mutual funds listed.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c)	Includes $8,969 of return of capital from AIM International Total Return Fund Includes $33,045 of capital gains from AIM Balanced-Risk Allocation Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28        AIM Allocation Funds

Schedule of Investments—(continued)

December 31, 2009

AIM Growth Allocation Fund
Schedule of Investments in Affiliated Issuers–100.13%(a)

	% of				Change in
	Net	Value	Purchases	Proceeds	Unrealized	Realized		Dividend	Shares	Value
	Assets	12/31/08	at Cost	from Sales	Appreciation	Gain (Loss)		Income	12/31/09	12/31/09

Domestic Equity Funds–64.54%
AIM Asset Allocation Fund	18.29%	$—	$90,598,135	$(13,663,641)	$3,500,526	$1,504,795		$3,688,681	7,774,741	$81,557,041

AIM Dynamics Fund(b)	3.68%	18,111,010	750,936	(8,693,893)	9,546,431	(3,311,770)		—	874,345	16,402,714

AIM Large Cap Basic Value Fund	6.41%	28,500,724	1,554,350	(12,174,081)	20,980,852	(10,282,718)		240,465	2,961,568	28,579,127

AIM Large Cap Growth Fund	7.09%	41,934,856	1,772,183	(19,699,870)	11,583,096	(3,990,445)		206,954	2,995,244	31,599,820

AIM Multi-Sector Fund	8.74%	45,769,872	2,244,724	(20,739,777)	22,064,877	(10,349,648)		367,385	1,906,603	38,990,048

AIM Small Cap Growth Fund(b)	7.02%	40,872,332	1,501,998	(21,949,897)	22,405,009	(11,534,726)		—	1,321,567	31,294,716

AIM Structured Growth Fund	7.10%	38,619,388	1,999,815	(17,777,600)	14,512,571	(5,702,769)		497,690	3,667,602	31,651,405

AIM Structured Value Fund	6.21%	38,697,900	1,919,334	(17,371,470)	12,240,358	(7,767,422)		605,449	3,311,673	27,718,700

Total Domestic Equity Funds		252,506,082	102,341,475	(132,070,229)	116,833,720	(51,434,703)		5,606,624	24,813,343	287,793,571

Fixed-Income Funds–5.28%
AIM High Yield Fund	5.28%	23,340,924	3,511,576	(11,397,759)	11,169,261	(3,068,991)		2,587,172	5,874,068	23,555,011

Foreign Equity Funds–25.10%
AIM International Core Equity Fund	12.42%	49,769,463	3,547,231	(11,509,692)	15,889,530	(2,304,212)		1,196,486	5,186,547	55,392,320

AIM International Growth Fund	12.68%	49,464,182	3,205,637	(11,944,107)	15,299,717	486,424		854,892	2,255,062	56,511,853

Total Foreign Equity Funds		99,233,645	6,752,868	(23,453,799)	31,189,247	(1,817,788)		2,051,378	7,441,609	111,904,173

Real Estate Funds–5.21%
AIM Global Real Estate Fund	5.21%	17,440,711	4,836,803	(4,233,316)	7,717,387	(2,405,603)		620,869	2,502,354	23,221,846

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $523,371,040)	100.13%	$392,521,362	$117,442,722	$(171,155,103)	$166,909,615 (c)	$(58,727,085	)(c)	$10,866,043		$446,474,601

OTHER ASSETS LESS LIABILITIES	(0.13)%									(581,742)

NET ASSETS	100.00%									$445,892,859

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Institutional Class shares of the mutual funds listed.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c)	Includes $134,136 of return of capital from AIM Global Real Estate Fund. Includes $382,774 of capital gains from AIM Balanced-Risk Allocation Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29        AIM Allocation Funds

Schedule of Investments—(continued)

December 31, 2009

AIM Moderate Allocation Fund
Schedule of Investments in Affiliated Issuers–100.12%(a)

					Change in
	% of				Unrealized
	Net	Value	Purchases	Proceeds	Appreciation	Realized		Dividend	Shares	Value
	Assets	12/31/08	at Cost	from Sales	(Depreciation)	Gain (Loss)		Income	12/31/09	12/31/09

Domestic Equity Funds–40.57%
AIM Asset Allocation Fund	11.19%	$—	$63,410,072	$(6,530,096)	$2,586,119	$827,056		$2,719,771	5,720,774	$60,010,921

AIM Capital Development Fund(b)	2.92%	15,576,350	491,203	(5,805,522)	8,916,318	(3,507,011)		—	1,079,293	15,671,338

AIM Large Cap Basic Value Fund	3.69%	17,479,269	780,495	(5,167,147)	10,736,893	(4,061,808)		166,624	2,048,467	19,767,702

AIM Large Cap Growth Fund	4.45%	28,177,602	924,121	(10,524,787)	6,932,189	(1,658,423)		156,497	2,260,730	23,850,702

AIM Mid Cap Basic Value Fund	3.18%	14,554,769	587,682	(7,789,208)	16,033,239	(6,346,980)		96,400	1,592,477	17,039,502

AIM Multi-Sector Fund	3.52%	19,672,129	792,009	(6,699,178)	6,949,312	(1,844,696)		178,138	922,718	18,869,576

AIM Structured Growth Fund	4.46%	25,937,684	1,144,776	(9,196,642)	9,236,777	(3,182,457)		377,151	2,774,060	23,940,138

AIM Structured Value Fund	3.57%	23,778,905	1,033,413	(8,486,458)	6,723,167	(3,877,371)		419,542	2,290,521	19,171,656

AIM Trimark Small Companies Fund	3.59%	18,273,798	515,073	(8,034,569)	12,943,174	(4,462,093)		23,791	1,336,719	19,235,383

Total Domestic Equity Funds		163,450,506	69,678,844	(68,233,607)	81,057,188	(28,113,783)		4,137,914	20,025,759	217,556,918

Fixed-Income Funds–38.46%
AIM Core Bond Fund	21.32%	142,724,495	10,320,703	(39,337,704)	8,134,184	(7,490,170)		6,604,529	13,083,697	114,351,508

AIM Floating Rate Fund	3.00%	14,097,430	1,554,605	(4,469,753)	6,597,063	(1,710,256)		1,039,085	2,186,271	16,069,089

AIM High Yield Fund	9.57%	45,195,784	6,592,252	(16,524,756)	20,749,869	(4,694,384)		5,162,843	12,797,697	51,318,765

AIM International Total Return Fund	2.33%	16,596,214	632,917	(5,256,254)	271,254	303,324		202,256	1,088,056	12,523,521

AIM Short Term Bond Fund	2.24%	16,002,286	1,019,341	(5,013,719)	703,561	(707,912)		614,105	1,389,301	12,003,557

Total Fixed-Income Funds		234,616,209	20,119,818	(70,602,186)	36,455,931	(14,299,398)		13,622,818	30,545,022	206,266,440

Foreign Equity Funds–17.65%
AIM International Core Equity Fund	10.00%	42,778,482	7,128,038	(8,065,907)	13,565,355	(1,779,400)		1,160,590	5,021,214	53,626,568

AIM International Growth Fund	7.65%	31,888,904	4,905,734	(6,182,532)	10,033,328	389,842		621,942	1,637,481	41,035,276

Total Foreign Equity Funds		74,667,386	12,033,772	(14,248,439)	23,598,683	(1,389,558)		1,782,532	6,658,695	94,661,844

Real Estate Funds–3.44%
AIM Real Estate Fund	3.44%	11,868,490	4,949,572	(2,458,080)	5,788,249	(1,684,803)		453,787	1,039,022	18,463,428

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $604,656,764)	100.12%	$484,602,591	$106,782,006	$(155,542,312)	$146,900,051 (c)	$(45,487,542	)(c)	$19,997,051		$536,948,630

OTHER ASSETS LESS LIABILITIES	(0.12)%									(658,660)

NET ASSETS	100.00%									$536,289,970

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Institutional Class shares of the mutual funds listed.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c)	Includes $23,934 of return of capital from AIM International Total Return Fund. Includes $282,230 of capital gains from AIM Balanced-Risk Allocation Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30        AIM Allocation Funds

Schedule of Investments—(continued)

December 31, 2009

AIM Moderate Growth Allocation Fund
Schedule of Investments in Affiliated Issuers–100.09%(a)

	% of				Change in
	Net	Value	Purchases	Proceeds	Unrealized	Realized		Dividend	Shares	Value
	Assets	12/31/08	at Cost	from Sales	Appreciation	Gain (Loss)		Income	12/31/09	12/31/09

Domestic Equity Funds–53.98%
AIM Asset Allocation Fund	15.22%	$—	$53,793,627	$(13,484,319)	$1,919,856	$1,449,915		$1,991,623	4,144,176	$43,472,409

AIM Dynamics Fund(b)	3.32%	11,381,428	399,752	(6,262,800)	6,360,970	(2,399,667)		—	505,314	9,479,683

AIM Large Cap Basic Value Fund	5.14%	15,936,847	746,918	(8,067,427)	12,829,474	(6,755,813)		125,083	1,522,070	14,689,999

AIM Large Cap Growth Fund	5.84%	24,150,229	843,428	(12,765,585)	7,098,518	(2,642,119)		110,640	1,581,658	16,684,471

AIM Mid Cap Basic Value Fund	3.96%	11,837,192	508,783	(8,879,355)	14,356,753	(6,514,966)		64,615	1,056,860	11,308,407

AIM Multi-Sector Fund(b)	5.26%	19,179,508	809,487	(9,952,160)	10,005,459	(5,028,420)		143,235	734,175	15,013,874

AIM Small Cap Equity Fund(b)	4.40%	20,117,872	577,553	(11,103,372)	8,446,702	(5,475,645)		—	1,278,038	12,563,110

AIM Structured Growth Fund	5.86%	22,247,329	999,501	(11,667,775)	9,950,387	(4,777,839)		266,668	1,941,090	16,751,603

AIM Structured Value Fund	4.98%	21,612,776	936,714	(10,920,263)	7,961,718	(5,350,778)		314,879	1,701,334	14,240,167

Total Domestic Equity Funds		146,463,181	59,615,763	(93,103,056)	78,929,837	(37,495,332)		3,016,743	14,464,715	154,203,723

Fixed-Income Funds–19.81%
AIM Core Bond Fund	9.22%	40,194,993	2,846,216	(16,870,918)	3,115,415	(2,944,766)		1,834,249	3,013,838	26,340,940

AIM High Yield Fund	10.59%	32,574,440	4,666,737	(18,469,432)	15,790,011	(4,301,299)		3,667,994	7,546,249	30,260,457

Total Fixed-Income Funds		72,769,433	7,512,953	(35,340,350)	18,905,426	(7,246,065)		5,502,243	10,560,087	56,601,397

Foreign Equity Funds–22.12%
AIM International Core Equity Fund	10.95%	30,594,639	2,909,152	(10,879,313)	12,599,393	(3,938,235)		684,246	2,929,367	31,285,636

AIM International Growth Fund	11.17%	30,407,077	2,545,586	(11,030,626)	11,607,755	(1,606,614)		488,916	1,273,870	31,923,178

Total Foreign Equity Funds		61,001,716	5,454,738	(21,909,939)	24,207,148	(5,544,849)		1,173,162	4,203,237	63,208,814

Real Estate Funds–4.18%
AIM Global Real Estate Fund	4.18%	9,752,812	3,160,949	(4,016,260)	5,206,784	(2,097,013)		329,720	1,285,602	11,930,387

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $330,960,493)	100.09%	$289,987,142	$75,744,403	$(154,369,605)	$127,249,195 (c)	$(52,383,259	)(c)	$10,021,868		$285,944,321

OTHER ASSETS LESS LIABILITIES	(0.09)%									(248,078)

NET ASSETS	100.00%									$285,696,243

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Institutional Class shares of the mutual funds listed.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c)	Includes $76,885 of return of capital from AIM Global Real Estate Fund. Includes $206,670 of capital gains from AIM Balanced-Risk Allocation Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31        AIM Allocation Funds

Schedule of Investments—(continued)

December 31, 2009

AIM Moderately Conservative Allocation Fund
Schedule of Investments in Affiliated Issuers–99.98%(a)

					Change in
	% of				Unrealized
	Net	Value	Purchases	Proceeds	Appreciation	Realized		Dividend	Shares	Value
	Assets	12/31/08	at Cost	from Sales	(Depreciation)	Gain (Loss)		Income	12/31/09	12/31/09

Domestic Equity Funds–31.37%
AIM Asset Allocation Fund	8.75%	$—	$8,465,460	$(3,084,806)	$252,182	$317,208		$268,859	564,551	$5,922,144

AIM Capital Development Fund(b)	1.90%	1,494,039	181,068	(952,902)	1,150,760	(589,019)		—	88,426	1,283,946

AIM Large Cap Basic Value Fund	4.31%	3,043,745	432,439	(1,841,771)	2,839,292	(1,554,960)		24,655	302,461	2,918,745

AIM Large Cap Growth Fund	4.16%	3,871,241	426,293	(2,290,078)	1,374,410	(566,494)		18,510	266,860	2,815,372

AIM Mid Cap Basic Value Fund	2.06%	1,404,304	188,969	(1,202,912)	1,802,037	(799,017)		7,901	130,223	1,393,381

AIM Multi-Sector Fund	1.83%	1,510,217	192,773	(899,362)	895,659	(461,934)		11,705	60,506	1,237,353

AIM Structured Growth Fund	4.18%	3,572,634	452,413	(2,127,428)	1,829,783	(900,213)		44,629	327,600	2,827,189

AIM Structured Value Fund	4.18%	4,080,722	469,912	(2,320,608)	1,821,547	(1,218,375)		62,129	338,494	2,833,198

Total Domestic Equity Funds		18,976,902	10,809,327	(14,719,867)	11,965,670	(5,772,804)		438,388	2,079,121	21,231,328

Fixed-Income Funds–57.91%
AIM Core Bond Fund	21.78%	21,015,416	3,180,935	(9,727,781)	2,169,624	(1,892,034)		1,055,973	1,687,204	14,746,160

AIM Floating Rate Fund	5.18%	3,551,378	777,988	(2,115,665)	1,961,565	(666,114)		282,002	477,436	3,509,152

AIM High Yield Fund	4.42%	3,045,426	736,215	(1,966,500)	1,617,532	(443,613)		372,474	745,402	2,989,060

AIM International Total Return Fund	3.40%	3,491,465	370,112	(1,745,403)	23,194	165,579		44,287	199,772	2,299,377

AIM Short Term Bond Fund	11.17%	11,532,206	1,572,437	(5,575,495)	854,615	(820,067)		476,442	875,428	7,563,696

AIM U.S. Government Fund	11.96%	14,410,483	1,767,311	(7,542,279)	(828,217)	286,697		580,716	919,772	8,093,995

Total Fixed-Income Funds		57,046,374	8,404,998	(28,673,123)	5,798,313	(3,369,552)		2,811,894	4,905,014	39,201,440

Foreign Equity Funds–7.86%
AIM International Core Equity Fund	5.20%	3,283,069	1,114,696	(1,942,970)	1,956,507	(889,704)		76,363	329,738	3,521,598

AIM International Growth Fund	2.66%	1,630,998	540,659	(982,946)	893,701	(286,821)		27,269	71,652	1,795,591

Total Foreign Equity Funds		4,914,067	1,655,355	(2,925,916)	2,850,208	(1,176,525)		103,632	401,390	5,317,189

Real Estate Funds–2.84%
AIM Select Real Estate Income Fund	2.84%	1,629,342	725,256	(1,027,372)	976,333	(379,514)		82,295	269,852	1,924,045

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $71,204,264)	99.98%	$82,566,685	$21,594,936	$(47,346,278)	$21,590,524 (c)	$(10,698,395	)(c)	$3,436,209		$67,674,002

OTHER ASSETS LESS LIABILITIES	0.02%									16,796

NET ASSETS	100.00%									$67,690,798

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Institutional Class shares of the mutual funds listed.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c)	Includes $5,570 of return of capital from AIM International Total Return Fund. Includes $27,900 of capital gains from AIM Balanced-Risk Allocation Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32        AIM Allocation Funds

Statement of Assets and Liabilities

December 31, 2009

				AIM	AIM
	AIM	AIM	AIM	Moderate	Moderately
	Conservative	Growth	Moderate	Growth	Conservative
	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund

Assets:
Investments in affiliated underlying funds, at value	$114,064,672	$446,474,601	$536,948,630	$285,944,321	$67,674,002

Cash	16,024	—	—	—	—

Receivables for:
Investments sold — affiliated underlying funds	285,765	—	—	—	—

Fund shares sold	168,110	811,048	1,016,106	370,401	217,223

Dividends — affiliated underlying funds	24,275	15,893	94,087	31,315	15,043

Fund expenses absorbed	—	47,000	—	—	—

Investment for trustee deferred compensation and retirement plans	8,839	10,957	11,604	8,701	7,385

Other assets	21,250	26,777	29,060	15,572	11,690

Total assets	114,588,935	447,386,276	538,099,487	286,370,310	67,925,343

Liabilities:
Payables for:
Investments purchased — affiliated underlying funds	—	426,133	499,162	1,172	39,917

Fund shares reacquired	580,799	597,813	795,341	321,843	95,737

Accrued fees to affiliates	87,072	344,919	376,401	242,910	57,623

Accrued operating expenses	42,702	83,873	89,396	82,074	30,042

Trustee deferred compensation and retirement plans	15,540	40,679	49,217	26,068	11,226

Total liabilities	726,113	1,493,417	1,809,517	674,067	234,545

Net assets applicable to shares outstanding	$113,862,822	$445,892,859	$536,289,970	$285,696,243	$67,690,798

Net assets consist of:
Shares of beneficial interest	$128,861,289	$588,215,327	$656,072,120	$398,913,207	$86,816,662

Undistributed net investment income	614,192	7,884,467	8,299,945	8,181,238	1,425,772

Undistributed net realized gain (loss)	(11,297,197)	(73,310,497)	(60,373,962)	(76,382,030)	(17,021,374)

Unrealized appreciation (depreciation)	(4,315,462)	(76,896,438)	(67,708,133)	(45,016,172)	(3,530,262)

	$113,862,822	$445,892,859	$536,289,970	$285,696,243	$67,690,798

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33        AIM Allocation Funds

Statement of Assets and Liabilities—(continued)

December 31, 2009

				AIM	AIM
	AIM	AIM	AIM	Moderate	Moderately
	Conservative	Growth	Moderate	Growth	Conservative
	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund

Net Assets:
Class A	$64,366,265	$269,062,313	$312,736,152	$181,285,723	$41,151,742

Class B	$16,787,469	$73,886,880	$85,713,629	$44,745,686	$9,128,870

Class C	$25,705,321	$72,461,780	$99,806,536	$52,487,747	$14,731,209

Class R	$4,595,325	$13,033,917	$18,885,541	$6,453,592	$2,580,255

Class S	$1,398,424	$15,961,233	$18,006,368	$—	$—

Class Y	$968,411	$1,386,492	$1,131,204	$709,860	$69,553

Institutional Class	$41,607	$100,244	$10,540	$13,635	$29,169

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	6,952,155	26,844,008	32,486,613	18,425,359	4,399,635

Class B	1,825,115	7,479,263	8,934,242	4,609,918	981,859

Class C	2,796,258	7,334,678	10,406,316	5,412,360	1,580,551

Class R	497,773	1,305,433	1,963,381	660,016	276,329

Class S	151,058	1,592,769	1,872,083	—	—

Class Y	104,638	138,334	117,537	72,197	7,450

Institutional Class	4,530	9,946	1,091	1,380	3,112

Class A:
Net asset value per share	$9.26	$10.02	$9.63	$9.84	$9.35

Maximum offering price per share
(Net asset value of divided by 94.50%)	$9.80	$10.60	$10.19	$10.41	$9.89

Class B:
Net asset value and offering price per share	$9.20	$9.88	$9.59	$9.71	$9.30

Class C:
Net asset value and offering price per share	$9.19	$9.88	$9.59	$9.70	$9.32

Class R:
Net asset value and offering price per share	$9.23	$9.98	$9.62	$9.78	$9.34

Class S:
Net asset value and offering price per share	$9.26	$10.02	$9.62	$—	$—

Class Y:
Net asset value and offering price per share	$9.25	$10.02	$9.62	$9.83	$9.34

Institutional Class:
Net asset value and offering price per share	$9.18	$10.08	$9.66	$9.88	$9.37

Cost of investments in affiliated underlying funds	$118,380,134	$523,371,040	$604,656,764	$330,960,493	$71,204,264

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34        AIM Allocation Funds

Statement of Operations

For the year ended December 31, 2009

					AIM
	AIM	AIM	AIM	AIM	Moderately
	Conservative	Growth	Moderate	Moderate Growth	Conservative
	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund

Investment income:
Dividends from affiliated underlying funds	$4,322,038	$10,865,398	$20,018,319	$10,021,852	$3,436,319

Expenses:
Administrative services fees	50,000	149,073	167,511	120,486	50,000

Custodian fees	9,175	9,934	9,932	9,832	8,020

Distribution fees:
Class A	192,355	690,057	774,746	534,088	152,844

Class B	169,711	669,920	818,865	406,403	85,422

Class C	237,632	630,995	890,274	462,712	131,533

Class R	23,365	50,734	78,642	26,718	9,870

Class S	280	2,543	2,730	—	—

Transfer agent fees — A, B, C, R, S and Y	270,264	1,381,001	1,125,763	786,435	174,476

Transfer agent fees — Institutional	10	40	8	10	19

Trustees’ and officers’ fees and benefits	23,551	32,345	34,940	29,078	22,425

Registration and filing fees	78,914	90,691	97,130	81,356	71,873

Professional services fees	47,852	49,723	55,165	55,520	38,573

Other	38,997	109,538	105,786	70,601	23,240

Total expenses	1,142,106	3,866,594	4,161,492	2,583,239	768,295

Less: Expenses reimbursed and expense offset arrangement(s)	(235,664)	(945,263)	(999,419)	(787,291)	(270,044)

Net expenses	906,442	2,921,331	3,162,073	1,795,948	498,251

Net investment income	3,415,596	7,944,067	16,856,246	8,225,904	2,938,068

Realized and unrealized gain (loss) from:
Net realized gain (loss) on sales of affiliated underlying fund shares	(7,959,565)	(59,109,859)	(45,769,772)	(52,589,929)	(10,726,295)

Net realized gain from distributions of affiliated underlying fund shares	33,045	382,774	282,230	206,670	27,900

Net realized gain (loss) from affiliated underlying fund shares	(7,926,520)	(58,727,085)	(45,487,542)	(52,383,259)	(10,698,395)

Change in net unrealized appreciation of affiliated underlying fund shares	19,186,080	166,909,615	146,900,051	127,249,195	21,590,524

Net increase in net assets resulting from operations	$14,675,156	$116,126,597	$118,268,755	$83,091,840	$13,830,197

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35        AIM Allocation Funds

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	AIM Conservative Allocation Fund		AIM Growth Allocation Fund		AIM Moderate Allocation Fund
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008

Operations:
Net investment income	$3,415,596	$5,582,260	$7,944,067	$5,567,406	$16,856,246	$23,473,835

Net realized gain (loss)	(7,926,520)	(2,764,688)	(58,727,085)	(14,563,736)	(45,487,542)	(14,618,281)

Change in net unrealized appreciation (depreciation)	19,186,080	(23,849,113)	166,909,615	(286,842,202)	146,900,051	(252,362,992)

Net increase (decrease) in net assets resulting from operations	14,675,156	(21,031,541)	116,126,597	(295,838,532)	118,268,755	(243,507,438)

Distributions to shareholders from net investment income:
Class A	(2,064,202)	(3,306,228)	(4,215,112)	(190,683)	(10,988,605)	(10,470,164)

Class B	(431,283)	(707,571)	(495,082)	(48,684)	(2,466,763)	(2,217,308)

Class C	(652,299)	(878,144)	(480,391)	(44,880)	(2,866,344)	(2,240,551)

Class R	(145,278)	(188,657)	(161,543)	(6,274)	(610,450)	(489,255)

Class S	(41,203)	—	(213,038)	—	(500,163)	—

Class Y	(35,087)	(26,033)	(26,273)	(484)	(41,782)	(22,386)

Institutional Class	(1,451)	(958)	(2,010)	(46)	(392)	(323)

Total distributions from net investment income	(3,370,803)	(5,107,591)	(5,593,449)	(291,051)	(17,474,499)	(15,439,987)

Distributions to shareholders from net realized gains:
Class A	—	(666,483)	—	(20,518,639)	—	(11,409,560)

Class B	—	(172,478)	—	(5,342,664)	—	(3,448,116)

Class C	—	(214,057)	—	(4,831,909)	—	(3,484,016)

Class R	—	(40,365)	—	(678,997)	—	(591,937)

Class Y	—	(5,173)	—	(52,399)	—	(23,829)

Institutional Class	—	(182)	—	(4,968)	—	(320)

Total distributions from net realized gains	—	(1,098,738)	—	(31,429,576)	—	(18,957,778)

Share transactions–net:
Class A	(14,932,501)	14,089,841	(62,602,704)	(10,070,017)	(46,154,932)	(3,072,749)

Class B	(2,558,976)	2,245,697	(8,861,768)	(9,052,646)	(16,173,510)	(18,169,433)

Class C	1,097,586	5,344,849	(3,239,527)	3,338,948	(5,994,653)	(3,123,262)

Class R	(65,118)	397,908	1,954,724	2,600,734	1,504,195	3,051,783

Class S	1,424,542	—	15,833,151	—	18,188,835	—

Class Y	352,209	622,122	431,468	879,053	272,472	825,922

Institutional Class	18,477	11,977	17,010	10,283	392	643

Net increase (decrease) in net assets resulting from share transactions	(14,663,781)	22,712,394	(56,467,646)	(12,293,645)	(48,357,201)	(20,487,096)

Net increase (decrease) in net assets	(3,359,428)	(4,525,476)	54,065,502	(339,852,804)	52,437,055	(298,392,299)

Net assets:
Beginning of year	117,222,250	121,747,726	391,827,357	731,680,161	483,852,915	782,245,214

End of year*	$113,862,822	$117,222,250	$445,892,859	$391,827,357	$536,289,970	$483,852,915

* Includes accumulated undistributed net investment income	$614,192	$569,399	$7,884,467	$5,533,849	$8,299,945	$8,918,198

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36        AIM Allocation Funds

Statement of Changes in Net Assets—(continued)

For the years ended December 31, 2009 and 2008

	AIM Moderate Growth		AIM Moderately Conservative
	Allocation Fund		Allocation Fund
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008

Operations:
Net investment income	$8,225,904	$9,995,995	$2,938,068	$4,590,612

Net realized gain (loss)	(52,383,259)	(23,888,445)	(10,698,395)	(6,168,674)

Change in net unrealized appreciation (depreciation)	127,249,195	(179,181,354)	21,590,524	(24,706,876)

Net increase (decrease) in net assets resulting from operations	83,091,840	(193,073,804)	13,830,197	(26,284,938)

Distributions to shareholders from net investment income:
Class A	(6,858,579)	(206,733)	(1,848,754)	(2,625,592)

Class B	(1,341,649)	(42,891)	(350,781)	(325,141)

Class C	(1,566,714)	(46,256)	(575,049)	(476,570)

Class R	(224,036)	(5,044)	(108,271)	(63,577)

Class Y	(28,821)	(485)	(3,353)	(1,425)

Institutional Class	(561)	(11)	(1,401)	(1,189)

Total distributions from net investment income	(10,020,360)	(301,420)	(2,887,609)	(3,493,494)

Distributions to shareholders from net realized gains:
Class A	—	(10,994,188)	—	(714,330)

Class B	—	(2,285,543)	—	(109,734)

Class C	—	(2,454,402)	—	(160,839)

Class R	—	(268,559)	—	(18,482)

Class Y	—	(25,805)	—	(381)

Institutional Class	—	(571)	—	(301)

Total distributions from net realized gains	—	(16,029,068)	—	(1,004,067)

Share transactions–net:
Class A	(70,476,871)	(9,526,613)	(26,039,140)	(1,354,672)

Class B	(4,731,360)	(2,307,430)	(690,715)	777,786

Class C	(2,240,633)	4,091,924	190,337	3,040,666

Class R	331,121	2,300,765	810,708	584,472

Class Y	89,219	615,333	34,000	35,678

Institutional Class	561	3,582	1,401	1,490

Net increase (decrease) in net assets resulting from share transactions	(77,027,963)	(4,822,439)	(25,693,409)	3,085,420

Net increase (decrease) in net assets	(3,956,483)	(214,226,731)	(14,750,821)	(27,697,079)

Net assets:
Beginning of year	289,652,726	503,879,457	82,441,619	110,138,698

End of year*	$285,696,243	$289,652,726	$67,690,798	$82,441,619

* Includes accumulated undistributed net investment income	$8,181,238	$9,975,694	$1,425,772	$1,375,313

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37        AIM Allocation Funds

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM Growth Series (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios (each constituting a “Fund”), each authorized to issue an unlimited number of shares of beneficial interest. The Funds covered in this report are AIM Conservative Allocation Fund, AIM Growth Allocation Fund, AIM Moderate Allocation Fund, AIM Moderate Growth Allocation Fund, and AIM Moderately Conservative Allocation Fund (collectively, the “Funds”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The investment objectives: to provide total return consistent with a lower level of risk relative to the broad stock market for AIM Conservative Allocation Fund and AIM Moderately Conservative Allocation Fund, to provide long-term growth of capital consistent with a higher level of risk relative to the broad stock market for AIM Growth Allocation Fund and AIM Moderate Growth Allocation Fund, and to provide total return consistent with a moderate level of risk relative to the broad stock market for AIM Moderate Allocation Fund. Each Fund is a “fund of funds”, that invests in the Institutional Class of other mutual Funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”). The Adviser may change the Fund’s asset class allocations, the underlying funds or target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are available upon request.
  Each Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Additionally, AIM Conservative Allocation Fund, AIM Growth Allocation Fund and AIM Moderate Allocation Fund consist of Class S shares. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class S, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A.	Security Valuations — Investments in underlying funds are valued at the end of the day net asset value per share.
Securities in the underlying funds, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors

38        AIM Allocation Funds

may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. Interest income is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
C.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Funds may elect to treat a portion of the proceeds from redemptions as distributions for federal tax purposes.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
D.	Federal Income Taxes — The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Funds’ taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.
Fees provided for under the Rule 12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts, including each Funds’ servicing agreements, that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.
  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.

39        AIM Allocation Funds

  Effective July 1, 2009, Invesco has contractually agreed, through at least April 30, 2011, to reimburse expenses of all shares to the extent necessary to limit total annual operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares for each Fund as shown in the following table:

	Class A	Class B	Class C	Class R	Class S	Class Y	Institutional Class

AIM Conservative Allocation Fund	0.48%	1.23%	1.23%	0.73%	0.38%	0.23%	0.23%

AIM Growth Allocation Fund	0.46%	1.21%	1.21%	0.71%	0.36%	0.21%	0.21%

AIM Moderate Allocation Fund	0.37%	1.12%	1.12%	0.62%	0.27%	0.12%	0.12%

AIM Moderate Growth Allocation Fund	0.37%	1.12%	1.12%	0.62%	—	0.12%	0.12%

AIM Moderately Conservative Allocation Fund	0.39%	1.14%	1.14%	0.64%	—	0.14%	0.14%

  In determining Invesco’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (vi) expenses that the Funds have incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time.
  Acquired Fund Fees and Expenses are not fees and expenses incurred by the Funds directly but are fees and expenses, including management fees, of the investment companies in which the Funds invest. As a result, the net operating expenses will exceed the expense limits above. You incur these expenses indirectly through the valuation of each Fund’s investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total return of the Funds.
  For the year ended December 31, 2009, the Adviser reimbursed the following expenses:

	Fund Level	Class A	Class B	Class C	Class R	Class S	Class Y	Institutional Class

AIM Conservative Allocation Fund	$—	$145,380	$32,066	$44,900	$8,830	$178	$1,432	$—

AIM Growth Allocation Fund	—	611,927	148,518	139,888	22,495	1,798	2,319	—

AIM Moderate Allocation Fund	—	612,413	161,822	175,934	31,082	2,358	1,727	6

AIM Moderate Growth Allocation Fund	—	542,172	103,139	117,429	13,561	—	1,421	9

AIM Moderately Conservative Allocation Fund	95,331	124,619	17,412	26,811	4,024	—	94	19

  The Trust has entered into a master administrative services agreement with Invesco pursuant to which each Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to such Fund. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations.
  For the year ended December 31, 2009, Invesco reimbursed expenses of:

AIM Conservative Allocation Fund	$315

AIM Growth Allocation Fund	1,503

AIM Moderate Allocation Fund	1,247

AIM Moderate Growth Allocation Fund	845

AIM Moderately Conservative Allocation Fund	219

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which each Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to each Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

40        AIM Allocation Funds

  124Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Funds. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Funds. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2009, IADI advised the Funds that IADI retained the following in front-end sales commissions from the sale of Class A shares and received the following in CDCS imposed on redemptions by shareholders:

	Front End
	Sales Charges	Contingent Deferred Sales Charges
	Class A	Class A	Class B	Class C	Class R

AIM Conservative Allocation Fund	$48,820	$—	$48,416	$5,732	$—

AIM Growth Allocation Fund	155,995	81	138,395	5,765	—

AIM Moderate Allocation Fund	138,344	146	201,884	10,788	—

AIM Moderate Growth Allocation Fund	110,087	—	75,907	4,802	—

AIM Moderately Conservative Allocation Fund	30,594	197	29,743	1,216	—

  The underlying funds pay no distribution fees and the Fund’s pays no sales loads or other similar compensation to ADI for acquiring underlying fund shares.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Investment in Securities
Equity Securities
Fund Name	Level 1	Level 2	Level 3	Total

AIM Conservative Allocation Fund	$114,064,672	$—	$—	$114,064,672

AIM Growth Allocation Fund	446,474,601	—	—	446,474,601

AIM Moderate Allocation Fund	536,948,630	—	—	536,948,630

AIM Moderate Growth Allocation Fund	285,944,321	—	—	285,944,321

AIM Moderately Conservative Allocation Fund	67,674,002	—	—	67,674,002

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2009, the Funds received credits from this arrangement, which resulted in the reduction of the Funds’ total expenses of:

Transfer Agent Credits

AIM Conservative Allocation Fund	$2,563

AIM Growth Allocation Fund	16,815

AIM Moderate Allocation Fund	12,830

AIM Moderate Growth Allocation Fund	8,715

AIM Moderately Conservative Allocation Fund	1,515

41        AIM Allocation Funds

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by each Fund to pay remuneration to certain Trustees and Officers of such Fund. Trustees have the option to defer compensation payable by the Funds, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by each Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Funds may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by each Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Funds.
  During the year ended December 31, 2009, the Funds in aggregate paid legal fees of $17,162 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees as shown below. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2009 and 2008:

	2009			2008
	Ordinary	Long-Term	Total	Ordinary	Long-Term	Total
	Income	Capital Gain	Distributions	Income	Capital Gain	Distributions

AIM Conservative Allocation Fund	$3,370,803	$—	$3,370,803	$5,130,231	$1,076,098	$6,206,329

AIM Growth Allocation Fund	5,593,449	—	5,593,449	352,719	31,367,908	31,720,627

AIM Moderate Allocation Fund	17,474,499	—	17,474,499	15,507,463	18,890,302	34,397,765

AIM Moderate Growth Allocation Fund	10,020,360	—	10,020,360	305,520	16,024,968	16,330,488

AIM Moderately Conservative Allocation Fund	2,887,609	—	2,887,609	3,499,596	997,965	4,497,561

Tax Components of Net Assets at Period-End:

		Net Unrealized
	Undistributed	Appreciation	Temporary		Post-	Shares of
	Ordinary	(Depreciation) -	Book/Tax	Capital Loss	October	Beneficial	Total
	Income	Investments	Differences	Carryforward	Deferrals	Interest	Net Assets

AIM Conservative Allocation Fund	$630,409	$(11,218,881)	$(16,217)	$(1,636,779)	$(2,756,999)	$128,861,289	$113,862,822

AIM Growth Allocation Fund	7,925,987	(89,003,674)	(41,518)	(57,434,239)	(3,769,024)	588,215,327	445,892,859

AIM Moderate Allocation Fund	8,350,052	(81,449,342)	(50,106)	(44,188,238)	(2,444,516)	656,072,120	536,289,970

AIM Moderate Growth Allocation Fund	8,207,972	(57,063,634)	(26,735)	(51,458,050)	(12,876,517)	398,913,207	285,696,243

AIM Moderately Conservative Allocation Fund	1,437,564	(8,862,571)	(11,792)	(6,646,241)	(5,042,824)	86,816,662	67,690,798

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds net unrealized appreciation (depreciation) differences are attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Funds temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Funds have a capital loss carryforward as of December 31, 2009 which expires as follows:

	2016	2017	Total

AIM Conservative Allocation Fund	$395,092	$1,241,687	$1,636,779

AIM Growth Allocation Fund	9,881,853	47,552,386	57,434,239

AIM Moderate Allocation Fund	7,253,954	36,934,284	44,188,238

AIM Moderate Growth Allocation Fund	18,579,835	32,878,215	51,458,050

AIM Moderately Conservative Allocation Fund	4,413,256	2,232,985	6,646,241

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

42        AIM Allocation Funds

NOTE 8—Investment Securities

The aggregate amount of investment securities purchased and sold by each Fund and aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes are as follows:

			At December 31, 2009
	For the year ended					Net Unrealized
	December 31, 2009*		Federal Tax	Unrealized	Unrealized	Appreciation
	Purchases	Sales	Cost**	Appreciation	(Depreciation)	(Depreciation)

AIM Conservative Allocation Fund	$32,438,292	$43,741,538	$125,283,553	$1,365,986	$(12,584,867)	$(11,218,881)

AIM Growth Allocation Fund	117,442,722	171,155,103	535,478,275	3,500,526	(92,504,200)	(89,003,674)

AIM Moderate Allocation Fund	106,782,006	155,542,312	618,397,972	4,456,277	(85,905,619)	(81,449,342)

AIM Moderate Growth Allocation Fund	75,744,403	154,369,605	343,007,955	1,919,856	(58,983,490)	(57,063,634)

AIM Moderately Conservative Allocation Fund	21,594,936	47,346,278	76,536,573	842,877	(9,705,448)	(8,862,571)

*	Excludes U.S. Treasury obligations and money market funds, if any.

**	Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

NOTE 9—Share Information

AIM Conservative Allocation Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2009(a)		December 31, 2008
	Shares	Amount	Shares	Amount

Sold:
Class A	3,958,596	$34,663,826	4,991,592	$49,826,652

Class B	513,871	4,418,542	1,369,578	13,504,108

Class C	1,270,982	10,955,507	1,454,950	14,322,489

Class R	282,426	2,461,518	229,783	2,252,277

Class S(b)	150,395	1,419,316	—	—

Class Y(c)	78,828	719,545	64,158	613,808

Institutional Class	2,942	25,180	5,992	60,402

Issued as reinvestment of dividends:
Class A	211,205	1,951,559	430,685	3,665,126

Class B	43,162	396,224	91,972	778,081

Class C	67,780	622,213	112,119	948,527

Class R	15,693	144,692	26,500	224,986

Class S(b)	4,459	41,203	—	—

Class Y	3,513	32,464	3,667	31,207

Institutional Class	158	1,451	135	1,141

Automatic conversion of Class B shares to Class A shares:
Class A	249,476	2,181,424	331,364	3,323,349

Class B	(249,101)	(2,181,424)	(334,374)	(3,323,349)

Reacquired:
Class A(c)	(5,896,672)	(53,729,310)	(4,413,007)	(42,725,286)

Class B	(605,888)	(5,192,318)	(892,212)	(8,713,143)

Class C	(1,215,991)	(10,480,134)	(1,024,144)	(9,926,167)

Class R	(300,189)	(2,671,328)	(215,683)	(2,079,355)

Class S(b)	(3,796)	(35,977)	—	—

Class Y	(42,994)	(399,800)	(2,534)	(22,893)

Institutional Class	(874)	(8,154)	(4,864)	(49,566)

Net increase (decrease) in share activity	(1,462,019)	$(14,663,781)	2,225,677	$22,712,394

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 10% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
(b)	Commencement date of September 25, 2009.
(c)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	62,817	$601,158

Class A	(62,817)	(601,158)

43        AIM Allocation Funds

NOTE 9—Share Information—(continued)

AIM Growth Allocation Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2009(a)		December 31, 2008
	Shares	Amount	Shares	Amount

Sold:
Class A	4,737,788	$39,566,736	6,747,838	$78,853,451

Class B	1,334,836	10,816,371	1,687,238	19,612,742

Class C	1,432,508	11,799,930	1,992,477	22,610,442

Class R	572,692	4,855,095	488,235	5,629,604

Class S(b)	1,575,316	15,662,266	—	—

Class Y(c)	79,895	660,810	93,994	959,708

Institutional Class	1,695	15,000	615	5,269

Issued as reinvestment of dividends:
Class A	418,618	4,118,916	2,584,206	20,029,009

Class B	49,733	482,666	680,204	5,181,503

Class C	48,771	472,919	591,588	4,508,431

Class R	16,461	161,316	88,753	684,291

Class S(b)	21,672	213,038	—	—

Class Y	2,662	26,168	6,788	52,607

Institutional Class	203	2,010	643	5,014

Automatic conversion of Class B shares to Class A shares:
Class A	914,798	7,648,571	1,120,345	13,024,906

Class B	(932,559)	(7,648,571)	(1,133,621)	(13,024,906)

Reacquired:
Class A(c)	(12,477,311)	(113,936,927)	(11,468,155)	(121,977,383)

Class B	(1,533,725)	(12,512,234)	(1,860,469)	(20,821,985)

Class C	(1,895,598)	(15,512,376)	(2,136,670)	(23,779,925)

Class R	(369,110)	(3,061,687)	(354,257)	(3,713,161)

Class S(b)	(4,219)	(42,153)	—	—

Class Y	(28,950)	(255,510)	(16,055)	(133,262)

Net increase (decrease) in share activity	(6,033,824)	$(56,467,646)	(886,303)	$(12,293,645)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 6% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
(b)	Commencement date of September 25, 2009.
(c)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	90,188	$925,333

Class A	(90,188)	(925,333)

44        AIM Allocation Funds

NOTE 9—Share Information—(continued)

AIM Moderate Allocation Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2009(a)		December 31, 2008
	Shares	Amount	Shares	Amount

Sold:
Class A	5,118,519	$43,397,841	7,302,994	$78,447,189

Class B	1,460,074	12,345,257	2,533,062	27,708,433

Class C	1,919,028	16,382,295	2,736,928	28,768,798

Class R	599,966	5,116,341	860,067	9,162,686

Class S(b)	1,827,628	17,768,240	—	—

Class Y(c)	60,280	501,689	89,771	855,901

Issued as reinvestment of dividends:
Class A	1,112,894	10,593,668	2,664,933	20,814,508

Class B	251,852	2,390,352	683,883	5,327,407

Class C	290,386	2,755,593	667,073	5,197,312

Class R	63,403	602,955	135,920	1,061,540

Class S(b)	52,419	498,505	—	—

Class Y	3,952	37,624	5,917	46,214

Institutional Class	40	392	83	643

Automatic conversion of Class B shares to Class A shares:
Class A	1,376,302	11,560,416	1,976,605	20,986,578

Class B	(1,384,074)	(11,560,416)	(2,000,475)	(20,986,578)

Reacquired:
Class A(c)	(12,562,972)	(111,706,857)	(12,307,350)	(123,321,024)

Class B	(2,340,787)	(19,348,703)	(2,902,022)	(30,218,695)

Class C	(3,067,735)	(25,132,541)	(3,635,251)	(37,089,372)

Class R	(502,306)	(4,215,101)	(761,916)	(7,172,443)

Class S(b)	(7,964)	(77,910)	—	—

Class Y	(33,091)	(266,841)	(9,292)	(76,193)

Net increase (decrease) in share activity	(5,762,186)	$(48,357,201)	(1,959,070)	$(20,487,096)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 8% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
(b)	Commencement date of September 25, 2009.
(c)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	76,375	$746,184

Class A	(76,375)	(746,184)

45        AIM Allocation Funds

NOTE 9—Share Information—(continued)

AIM Moderate Growth Allocation Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2009(a)		December 31, 2008
	Shares	Amount	Shares	Amount

Sold:
Class A	3,896,314	$33,205,791	5,633,994	$62,756,596

Class B	802,668	6,768,358	1,447,534	16,154,173

Class C	1,145,558	9,601,120	1,578,500	17,057,915

Class R	194,321	1,643,623	283,459	3,129,709

Class Y(b)	25,835	221,833	60,747	589,233

Institutional Class	—	—	359	3,000

Issued as reinvestment of dividends:
Class A	687,500	6,662,229	1,403,538	10,919,646

Class B	138,207	1,321,254	294,996	2,262,570

Class C	159,896	1,527,010	306,296	2,346,354

Class R	23,061	222,445	35,316	272,995

Class Y	2,949	28,548	3,379	26,290

Institutional Class	57	561	75	582

Automatic conversion of Class B shares to Class A shares:
Class A	638,379	5,401,925	766,640	8,321,288

Class B	(649,775)	(5,401,925)	(774,755)	(8,321,288)

Reacquired:
Class A(b)	(12,255,250)	(115,746,816)	(9,627,486)	(91,524,143)

Class B	(908,515)	(7,419,047)	(1,155,245)	(12,402,885)

Class C	(1,627,058)	(13,368,763)	(1,473,498)	(15,312,345)

Class R	(187,956)	(1,534,947)	(106,489)	(1,101,939)

Class Y	(20,689)	(161,162)	(24)	(190)

Net increase (decrease) in share activity	(7,934,498)	$(77,027,963)	(1,322,664)	$(4,822,439)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 7% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	53,048	$524,644

Class A	(53,048)	(524,644)

46        AIM Allocation Funds

NOTE 9—Share Information—(continued)

AIM Moderately Conservative Allocation Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2009(a)		December 31, 2008
	Shares	Amount	Shares	Amount

Sold:
Class A	1,583,230	$13,853,198	2,519,918	$25,687,581

Class B	299,106	2,601,061	537,933	5,517,064

Class C	432,842	3,765,308	629,537	6,462,753

Class R	123,245	1,081,125	94,607	948,614

Class Y(b)	3,586	32,845	7,895	75,826

Issued as reinvestment of dividends:
Class A	187,603	1,748,606	387,795	3,230,335

Class B	36,745	340,262	48,766	404,267

Class C	59,632	553,982	68,624	568,892

Class R	11,488	106,840	9,666	80,421

Class Y	361	3,353	217	1,805

Institutional Class	150	1,401	179	1,490

Automatic conversion of Class B shares to Class A shares:
Class A	140,677	1,224,565	170,878	1,722,318

Class B	(141,841)	(1,224,565)	(172,557)	(1,722,318)

Reacquired:
Class A(b)	(4,552,935)	(42,865,509)	(3,433,211)	(31,994,906)

Class B	(282,503)	(2,407,473)	(343,377)	(3,421,227)

Class C	(486,319)	(4,128,953)	(418,073)	(3,990,979)

Class R	(44,425)	(377,257)	(42,737)	(444,563)

Class Y	(234)	(2,198)	(4,375)	(41,953)

Net increase (decrease) in share activity	(2,629,592)	$(25,693,409)	61,685	$3,085,420

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 8% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	6,852	$65,712

Class A	(6,852)	(65,712)

47        AIM Allocation Funds

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of each Fund outstanding throughout the periods indicated.

AIM Conservative Allocation Fund

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average net		to average net		Ratio of net
	Net asset			(losses) on		Dividends	Distributions					assets with		assets without		investment
	value,	Net		securities (both	Total from	from net	from net		Net asset		Net assets,	fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	income		unrealized)	operations	income	gains	Distributions	of period	Return(a)	(000s omitted)	reimbursements(b)		reimbursements		net assets		turnover(c)

Class A
Year ended 12/31/09	$8.52	$0.27	(d)	$0.78	$1.05	$(0.31)	$—	$(0.31)	$9.26	12.28%	$64,366	0.48	%(e)	0.67	%(e)	3.02	%(e)	30%
Year ended 12/31/08	$10.55	0.45	(d)	(1.98)	(1.53)	(0.42)	(0.08)	(0.50)	8.52	(14.49)	71,799	0.48		0.59		4.55		23
Year ended 12/31/07	$10.64	0.46	(d)	0.05	0.51	(0.40)	(0.20)	(0.60)	10.55	4.79	74,783	0.49		0.65		4.18		22
Year ended 12/31/06	$10.41	0.35	(d)	0.36	0.71	(0.33)	(0.15)	(0.48)	10.64	6.84	44,595	0.49		0.72		3.32		34
Year ended 12/31/05	$10.32	0.25	(d)	0.11	0.36	(0.21)	(0.06)	(0.27)	10.41	3.44	35,981	0.50		0.91		2.36		24

Class B
Year ended 12/31/09	$8.47	0.20	(d)	0.77	0.97	(0.24)	—	(0.24)	9.20	11.45	16,787	1.23	(e)	1.42	(e)	2.27	(e)	30
Year ended 12/31/08	$10.48	0.38	(d)	(1.97)	(1.59)	(0.34)	(0.08)	(0.42)	8.47	(15.08)	17,977	1.23		1.34		3.80		23
Year ended 12/31/07	$10.59	0.37	(d)	0.04	0.41	(0.32)	(0.20)	(0.52)	10.48	3.88	19,796	1.24		1.40		3.43		22
Year ended 12/31/06	$10.36	0.27	(d)	0.37	0.64	(0.26)	(0.15)	(0.41)	10.59	6.14	20,482	1.24		1.47		2.57		34
Year ended 12/31/05	$10.28	0.17	(d)	0.11	0.28	(0.14)	(0.06)	(0.20)	10.36	2.76	18,281	1.20		1.61		1.66		24

Class C
Year ended 12/31/09	$8.46	0.20	(d)	0.77	0.97	(0.24)	—	(0.24)	9.19	11.46	25,705	1.23	(e)	1.42	(e)	2.27	(e)	30
Year ended 12/31/08	$10.48	0.38	(d)	(1.98)	(1.60)	(0.34)	(0.08)	(0.42)	8.46	(15.19)	22,624	1.23		1.34		3.80		23
Year ended 12/31/07	$10.58	0.37	(d)	0.05	0.42	(0.32)	(0.20)	(0.52)	10.48	3.98	22,327	1.24		1.40		3.43		22
Year ended 12/31/06	$10.36	0.27	(d)	0.36	0.63	(0.26)	(0.15)	(0.41)	10.58	6.04	18,436	1.24		1.47		2.57		34
Year ended 12/31/05	$10.28	0.17	(d)	0.11	0.28	(0.14)	(0.06)	(0.20)	10.36	2.76	13,726	1.20		1.61		1.66		24

Class R
Year ended 12/31/09	$8.50	0.24	(d)	0.77	1.01	(0.28)	—	(0.28)	9.23	11.93	4,595	0.73	(e)	0.92	(e)	2.77	(e)	30
Year ended 12/31/08	$10.52	0.43	(d)	(1.98)	(1.55)	(0.39)	(0.08)	(0.47)	8.50	(14.67)	4,246	0.73		0.84		4.30		23
Year ended 12/31/07	$10.62	0.43	(d)	0.04	0.47	(0.37)	(0.20)	(0.57)	10.52	4.46	4,831	0.74		0.90		3.93		22
Year ended 12/31/06	$10.39	0.33	(d)	0.36	0.69	(0.31)	(0.15)	(0.46)	10.62	6.60	4,182	0.74		0.97		3.07		34
Year ended 12/31/05	$10.31	0.22	(d)	0.11	0.33	(0.19)	(0.06)	(0.25)	10.39	3.18	3,584	0.70		1.11		2.16		24

Class S
Year ended 12/31/09(f)	$9.35	0.08		0.14	0.22	(0.31)	—	(0.31)	9.26	2.35	1,398	0.38	(e)(g)	0.48	(e)(g)	3.12	(e)(g)	30

Class Y
Year ended 12/31/09	$8.52	0.29	(d)	0.77	1.06	(0.33)	—	(0.33)	9.25	12.47	968	0.23	(e)	0.42	(e)	3.27	(e)	30
Year ended 12/31/08(f)	$9.57	0.10	(d)	(0.65)	(0.55)	(0.42)	(0.08)	(0.50)	8.52	(5.67)	556	0.23	(g)	0.34	(g)	4.80	(g)	23

Institutional Class
Year ended 12/31/09	$8.45	0.29	(d)	0.77	1.06	(0.33)	—	(0.33)	9.18	12.57	42	0.23	(e)	0.23	(e)	3.27	(e)	30
Year ended 12/31/08	$10.48	0.49	(d)	(2.00)	(1.51)	(0.44)	(0.08)	(0.52)	8.45	(14.35)	19	0.23		0.26		4.80		23
Year ended 12/31/07	$10.66	0.50	(d)	(0.05)	0.45	(0.43)	(0.20)	(0.63)	10.48	4.13	11	0.21		0.21		4.45		22
Year ended 12/31/06	$10.42	0.38	(d)	0.37	0.75	(0.36)	(0.15)	(0.51)	10.66	7.16	116	0.23		0.31		3.57		34
Year ended 12/31/05	$10.32	0.28	(d)	0.11	0.39	(0.23)	(0.06)	(0.29)	10.42	3.79	108	0.20		0.45		2.66		24

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges, if applicable and is not annualized for periods less than one year.
(b)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.60%, 0.60%, 0.62%, 0.61% and 0.60% for the years ended December 31, 2009, December 31, 2008, December 31, 2007, December 31, 2006 and December 31, 2005, respectively.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Calculated using average shares outstanding.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $76,942, $16,971, $23,763, $4,673, $694, $758 and $34 for Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of October 3, 2008 for Class Y shares and September 25, 2009 for Class S shares.
(g)	Annualized.

48        AIM Allocation Funds

NOTE 10—Financial Highlights—(continued)

AIM Growth Allocation Fund

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average net		to average net		Ratio of net
	Net asset			(losses) on		Dividends	Distributions					assets with		assets without		investment
	value,	Net		securities (both	Total from	from net	from net		Net asset		Net assets,	fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	income		unrealized)	operations	income	gains	Distributions	of period	Return(a)	(000s omitted)	reimbursements(b)		reimbursements		net assets		turnover(c)

Class A
Year ended 12/31/09	$7.76	$0.18	(d)	$2.24	$2.42	$(0.16)	$—	$(0.16)	$10.02	31.22%	$269,062	0.46	%(e)	0.68	%(e)	2.13	%(e)	28%
Year ended 12/31/08	$14.21	0.14	(d)	(5.91)	(5.77)	(0.01)	(0.67)	(0.68)	7.76	(40.62)	258,136	0.46		0.59		1.16		16
Year ended 12/31/07	$13.73	0.22	(d)	0.83	1.05	(0.19)	(0.38)	(0.57)	14.21	7.75	486,834	0.47		0.56		1.53		5
Year ended 12/31/06	$12.22	0.10		1.93	2.03	(0.10)	(0.42)	(0.52)	13.73	16.63	246,635	0.47		0.63		0.90		24
Year ended 12/31/05	$11.26	0.10	(d)	1.05	1.15	(0.07)	(0.12)	(0.19)	12.22	10.24	132,159	0.46		0.75		0.89		14

Class B
Year ended 12/31/09	$7.64	0.12	(d)	2.19	2.31	(0.07)	—	(0.07)	9.88	30.20	73,887	1.21	(e)	1.43	(e)	1.38	(e)	28
Year ended 12/31/08	$14.10	0.05	(d)	(5.83)	(5.78)	(0.01)	(0.67)	(0.68)	7.64	(41.00)	65,395	1.21		1.34		0.41		16
Year ended 12/31/07	$13.64	0.11	(d)	0.82	0.93	(0.09)	(0.38)	(0.47)	14.10	6.89	129,577	1.22		1.31		0.78		5
Year ended 12/31/06	$12.16	0.02		1.90	1.92	(0.02)	(0.42)	(0.44)	13.64	15.77	110,172	1.22		1.38		0.15		24
Year ended 12/31/05	$11.23	0.02	(d)	1.05	1.07	(0.02)	(0.12)	(0.14)	12.16	9.49	68,411	1.17		1.46		0.18		14

Class C
Year ended 12/31/09	$7.64	0.12	(d)	2.19	2.31	(0.07)	—	(0.07)	9.88	30.20	72,462	1.21	(e)	1.43	(e)	1.38	(e)	28
Year ended 12/31/08	$14.10	0.05	(d)	(5.83)	(5.78)	(0.01)	(0.67)	(0.68)	7.64	(41.00)	59,190	1.21		1.34		0.41		16
Year ended 12/31/07	$13.63	0.11	(d)	0.83	0.94	(0.09)	(0.38)	(0.47)	14.10	6.97	102,941	1.22		1.31		0.78		5
Year ended 12/31/06	$12.15	0.02		1.90	1.92	(0.02)	(0.42)	(0.44)	13.63	15.78	75,611	1.22		1.38		0.15		24
Year ended 12/31/05	$11.23	0.02	(d)	1.04	1.06	(0.02)	(0.12)	(0.14)	12.15	9.40	39,271	1.17		1.46		0.18		14

Class R
Year ended 12/31/09	$7.73	0.16	(d)	2.22	2.38	(0.13)	—	(0.13)	9.98	30.81	13,034	0.71	(e)	0.93	(e)	1.88	(e)	28
Year ended 12/31/08	$14.18	0.11	(d)	(5.88)	(5.77)	(0.01)	(0.67)	(0.68)	7.73	(40.70)	8,386	0.71		0.84		0.91		16
Year ended 12/31/07	$13.70	0.19	(d)	0.83	1.02	(0.16)	(0.38)	(0.54)	14.18	7.52	12,231	0.72		0.81		1.28		5
Year ended 12/31/06	$12.20	0.07		1.92	1.99	(0.07)	(0.42)	(0.49)	13.70	16.34	9,617	0.72		0.88		0.65		24
Year ended 12/31/05	$11.25	0.08	(d)	1.05	1.13	(0.06)	(0.12)	(0.18)	12.20	10.01	6,285	0.67		0.96		0.68		14

Class S
Year ended 12/31/09(f)	$9.61	0.06		0.51	0.57	(0.16)	—	(0.16)	10.02	6.00	15,961	0.36	(e)(g)	0.47	(e)(g)	2.23	(e)(g)	28

Class Y
Year ended 12/31/09	$7.77	0.21	(d)	2.23	2.44	(0.19)	—	(0.19)	10.02	31.50	1,386	0.21	(e)	0.43	(e)	2.38	(e)	28
Year ended 12/31/08(f)	$10.26	0.03	(d)	(1.84)	(1.81)	(0.01)	(0.67)	(0.68)	7.77	(17.65)	658	0.21	(g)	0.46	(g)	1.42	(g)	16

Institutional Class
Year ended 12/31/09	$7.82	0.21	(d)	2.26	2.47	(0.21)	—	(0.21)	10.08	31.59	100	0.16	(e)	0.16	(e)	2.43	(e)	28
Year ended 12/31/08	$14.25	0.18	(d)	(5.93)	(5.75)	(0.01)	(0.67)	(0.68)	7.82	(40.36)	63	0.12		0.12		1.50		16
Year ended 12/31/07	$13.77	0.28	(d)	0.82	1.10	(0.24)	(0.38)	(0.62)	14.25	8.09	97	0.08		0.08		1.91		5
Year ended 12/31/06	$12.25	0.16		1.92	2.08	(0.14)	(0.42)	(0.56)	13.77	16.98	147	0.12		0.12		1.24		24
Year ended 12/31/05	$11.28	0.14	(d)	1.05	1.19	(0.10)	(0.12)	(0.22)	12.25	10.52	125	0.17		0.19		1.18		14

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges, if applicable and is not annualized for periods less than one year.
(b)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.82%, 0.80%, 0.80%, 0.83% and 0.87% for the years ended December 31, 2009, December 31, 2008, December 31, 2007, December 31, 2006 and December 31, 2005, respectively.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Calculated using average shares outstanding.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $276,023, $66,992, $63,100, $10,147, $6,314, $1,046 and $77 for Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of October 3, 2008 for Class Y shares and September 25, 2009 for Class S shares.
(g)	Annualized.

49        AIM Allocation Funds

NOTE 10—Financial Highlights—(continued)

AIM Moderate Allocation Fund

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average net		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions					assets with		assets without		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset		Net assets,	fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Year ended 12/31/09	$7.87	$0.31	$1.80	$2.11	$(0.35)	$—	$(0.35)	$9.63	26.86%	$312,736	0.37	%(e)	0.57	%(e)	3.64	%(e)	21%
Year ended 12/31/08	$12.35	0.40	(4.25)	(3.85)	(0.30)	(0.33)	(0.63)	7.87	(31.11)	294,668	0.37		0.52		3.76		13
Year ended 12/31/07	$12.23	0.41	0.45	0.86	(0.37)	(0.37)	(0.74)	12.35	7.14	466,753	0.38		0.50		3.20		6
Year ended 12/31/06	$11.49	0.31	1.04	1.35	(0.28)	(0.33)	(0.61)	12.23	11.73	312,300	0.38		0.53		2.56		21
Year ended 12/31/05	$10.89	0.24	0.57	0.81	(0.18)	(0.03)	(0.21)	11.49	7.47	208,841	0.34		0.62		2.19		2

Class B
Year ended 12/31/09	$7.85	0.25	1.77	2.02	(0.28)	—	(0.28)	9.59	25.80	85,714	1.12	(e)	1.32	(e)	2.89	(e)	21
Year ended 12/31/08	$12.27	0.32	(4.20)	(3.88)	(0.21)	(0.33)	(0.54)	7.85	(31.57)	85,928	1.12		1.27		3.01		13
Year ended 12/31/07	$12.17	0.31	0.44	0.75	(0.28)	(0.37)	(0.65)	12.27	6.24	155,059	1.13		1.25		2.45		6
Year ended 12/31/06	$11.45	0.21	1.03	1.24	(0.19)	(0.33)	(0.52)	12.17	10.86	146,751	1.13		1.28		1.81		21
Year ended 12/31/05	$10.87	0.16	0.57	0.73	(0.12)	(0.03)	(0.15)	11.45	6.75	117,373	1.05		1.33		1.48		2

Class C
Year ended 12/31/09	$7.85	0.25	1.77	2.02	(0.28)	—	(0.28)	9.59	25.80	99,807	1.12	(e)	1.32	(e)	2.89	(e)	21
Year ended 12/31/08	$12.27	0.32	(4.20)	(3.88)	(0.21)	(0.33)	(0.54)	7.85	(31.57)	88,392	1.12		1.27		3.01		13
Year ended 12/31/07	$12.17	0.31	0.44	0.75	(0.28)	(0.37)	(0.65)	12.27	6.24	141,090	1.13		1.25		2.45		6
Year ended 12/31/06	$11.45	0.21	1.03	1.24	(0.19)	(0.33)	(0.52)	12.17	10.86	114,828	1.13		1.28		1.81		21
Year ended 12/31/05	$10.87	0.16	0.57	0.73	(0.12)	(0.03)	(0.15)	11.45	6.75	77,801	1.05		1.33		1.48		2

Class R
Year ended 12/31/09	$7.87	0.29	1.79	2.08	(0.33)	—	(0.33)	9.62	26.44	18,886	0.62	(e)	0.82	(e)	3.39	(e)	21
Year ended 12/31/08	$12.33	0.37	(4.23)	(3.86)	(0.27)	(0.33)	(0.60)	7.87	(31.24)	14,176	0.62		0.77		3.51		13
Year ended 12/31/07	$12.21	0.38	0.45	0.83	(0.34)	(0.37)	(0.71)	12.33	6.90	19,332	0.63		0.75		2.95		6
Year ended 12/31/06	$11.48	0.28	1.03	1.31	(0.25)	(0.33)	(0.58)	12.21	11.41	15,294	0.63		0.78		2.31		21
Year ended 12/31/05	$10.89	0.22	0.57	0.79	(0.17)	(0.03)	(0.20)	11.48	7.21	10,332	0.55		0.83		1.98		2

Class S
Year ended 12/31/09(f)	$9.48	0.10	0.39	0.49	(0.35)	—	(0.35)	9.62	5.23	18,006	0.27	(e)(g)	0.40	(e)(g)	3.74	(e)(g)	21

Class Y
Year ended 12/31/09	$7.87	0.34	1.78	2.12	(0.37)	—	(0.37)	9.62	27.02	1,131	0.12	(e)	0.32	(e)	3.89	(e)	21
Year ended 12/31/08(f)	$9.77	0.08	(1.34)	(1.26)	(0.31)	(0.33)	(0.64)	7.87	(12.84)	680	0.12	(g)	0.33	(g)	4.01	(g)	13

Institutional Class
Year ended 12/31/09	$7.89	0.34	1.80	2.14	(0.37)	—	(0.37)	9.66	27.21	11	0.13	(e)	0.19	(e)	3.88	(e)	21
Year ended 12/31/08	$12.39	0.43	(4.27)	(3.84)	(0.33)	(0.33)	(0.66)	7.89	(30.92)	8	0.13		0.17		4.00		13
Year ended 12/31/07	$12.26	0.45	0.46	0.91	(0.41)	(0.37)	(0.78)	12.39	7.49	12	0.09		0.09		3.49		6
Year ended 12/31/06	$11.52	0.34	1.04	1.38	(0.31)	(0.33)	(0.64)	12.26	11.96	156	0.10		0.10		2.83		21
Year ended 12/31/05	$10.91	0.28	0.57	0.85	(0.21)	(0.03)	(0.24)	11.52	7.76	141	0.05		0.15		2.48		2

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges, if applicable and is not annualized for periods less than one year.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.72%, 0.75%, 0.76%, 0.80% and 0.82% for the years ended December 31, 2009, December 31, 2008, December 31, 2007, December 31, 2006 and December 31, 2005, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $309,898, $81,886, $89,027, $15,728, $6,778, $874 and $9 for Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of October 3, 2008 for Class Y shares and September 25, 2009 for Class S shares.
(g)	Annualized.

50        AIM Allocation Funds

NOTE 10—Financial Highlights—(continued)

AIM Moderate Growth Allocation Fund

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average net		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions					assets with		assets without		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset		Net assets,	fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Year ended 12/31/09	$7.84	$0.25	$2.14	$2.39	$(0.39)	$—	$(0.39)	$9.84	30.53%	$181,286	0.37	%(e)	0.62	%(e)	2.90	%(e)	25%
Year ended 12/31/08	$13.13	0.28	(5.10)	(4.82)	(0.01)	(0.46)	(0.47)	7.84	(36.71)	199,591	0.37		0.56		2.50		19
Year ended 12/31/07	$12.74	0.34	0.57	0.91	(0.28)	(0.24)	(0.52)	13.13	7.19	358,335	0.37		0.54		2.54		2
Year ended 12/31/06	$11.35	0.24	1.45	1.69	(0.16)	(0.14)	(0.30)	12.74	14.92	130,088	0.38		0.71		1.97		21
Year ended 12/31/05(f)	$10.06	0.20	1.19	1.39	(0.10)	(0.00)	(0.10)	11.35	13.78	33,667	0.37	(g)	1.16	(g)	2.65	(g)	1

Class B
Year ended 12/31/09	$7.72	0.18	2.11	2.29	(0.30)	—	(0.30)	9.71	29.68	44,746	1.12	(e)	1.37	(e)	2.15	(e)	25
Year ended 12/31/08	$13.05	0.19	(5.05)	(4.86)	(0.01)	(0.46)	(0.47)	7.72	(37.25)	40,380	1.12		1.31		1.75		19
Year ended 12/31/07	$12.67	0.24	0.57	0.81	(0.19)	(0.24)	(0.43)	13.05	6.44	70,657	1.12		1.29		1.79		2
Year ended 12/31/06	$11.32	0.15	1.44	1.59	(0.10)	(0.14)	(0.24)	12.67	14.04	52,329	1.13		1.46		1.22		21
Year ended 12/31/05(f)	$10.06	0.14	1.19	1.33	(0.07)	(0.00)	(0.07)	11.32	13.26	17,221	1.12	(g)	1.91	(g)	1.90	(g)	1

Class C
Year ended 12/31/09	$7.72	0.18	2.10	2.28	(0.30)	—	(0.30)	9.70	29.55	52,488	1.12	(e)	1.37	(e)	2.15	(e)	25
Year ended 12/31/08	$13.04	0.19	(5.04)	(4.85)	(0.01)	(0.46)	(0.47)	7.72	(37.19)	44,256	1.12		1.31		1.75		19
Year ended 12/31/07	$12.66	0.24	0.57	0.81	(0.19)	(0.24)	(0.43)	13.04	6.45	69,400	1.12		1.29		1.79		2
Year ended 12/31/06	$11.31	0.15	1.44	1.59	(0.10)	(0.14)	(0.24)	12.66	14.05	42,266	1.13		1.46		1.22		21
Year ended 12/31/05(f)	$10.06	0.14	1.18	1.32	(0.07)	(0.00)	(0.07)	11.31	13.16	11,656	1.12	(g)	1.91	(g)	1.90	(g)	1

Class R
Year ended 12/31/09	$7.79	0.23	2.12	2.35	(0.36)	—	(0.36)	9.78	30.21	6,454	0.62	(e)	0.87	(e)	2.65	(e)	25
Year ended 12/31/08	$13.09	0.25	(5.08)	(4.83)	(0.01)	(0.46)	(0.47)	7.79	(36.90)	4,912	0.62		0.81		2.25		19
Year ended 12/31/07	$12.70	0.31	0.57	0.88	(0.25)	(0.24)	(0.49)	13.09	6.98	5,475	0.62		0.79		2.29		2
Year ended 12/31/06	$11.34	0.21	1.43	1.64	(0.14)	(0.14)	(0.28)	12.70	14.47	2,378	0.63		0.96		1.72		21
Year ended 12/31/05(f)	$10.06	0.18	1.19	1.37	(0.09)	(0.00)	(0.09)	11.34	13.61	380	0.62	(g)	1.41	(g)	2.40	(g)	1

Class Y
Year ended 12/31/09	$7.84	0.28	2.14	2.42	(0.43)	—	(0.43)	9.83	30.90	710	0.12	(e)	0.37	(e)	3.15	(e)	25
Year ended 12/31/08(f)	$9.89	0.05	(1.63)	(1.58)	(0.01)	(0.46)	(0.47)	7.84	(15.98)	503	0.12	(g)	0.47	(g)	2.75	(g)	19

Institutional Class
Year ended 12/31/09	$7.88	0.27	2.15	2.42	(0.42)	—	(0.42)	9.88	30.85	14	0.13	(e)	0.21	(e)	3.14	(e)	25
Year ended 12/31/08	$13.16	0.29	(5.10)	(4.81)	(0.01)	(0.46)	(0.47)	7.88	(36.55)	10	0.13		0.19		2.75		19
Year ended 12/31/07	$12.76	0.38	0.57	0.95	(0.31)	(0.24)	(0.55)	13.16	7.42	12	0.10		0.12		2.82		2
Year ended 12/31/06	$11.36	0.27	1.45	1.72	(0.18)	(0.14)	(0.32)	12.76	15.17	66	0.12		0.26		2.22		21
Year ended 12/31/05(f)	$10.06	0.21	1.19	1.40	(0.10)	(0.00)	(0.10)	11.36	13.95	57	0.12	(g)	0.69	(g)	2.90	(g)	1

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges, if applicable and is not annualized for periods less than one year.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.75%, 0.77%, 0.78%, 0.82% and 0.78% for the years ended December 31, 2009, December 31, 2008, December 31, 2007, December 31, 2006 and December 31, 2005, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $216,635, $40,640, $46,271, $5,344, $560, and $12 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of April 29, 2005 for Class A, Class B, Class C, Class R and Institutional Class shares and October 3, 2008 for Class Y shares.
(g)	Annualized.

51        AIM Allocation Funds

NOTE 10—Financial Highlights—(continued)

AIM Moderately Conservative Allocation Fund

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average net		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions					assets with		assets without		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset		Net assets,	fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Year ended 12/31/09	$8.35	$0.32	$1.12	$1.44	$(0.44)	$—	$(0.44)	$9.35	17.28%	$41,152	0.39	%(e)	0.71	%(e)	3.66	%(e)	26%
Year ended 12/31/08	$11.24	0.46	(2.84)	(2.38)	(0.40)	(0.11)	(0.51)	8.35	(21.20)	58,819	0.39		0.63		4.45		28
Year ended 12/31/07	$11.09	0.48	0.21	0.69	(0.35)	(0.19)	(0.54)	11.24	6.23	83,101	0.39		0.67		4.12		8
Year ended 12/31/06	$10.60	0.36	0.50	0.86	(0.27)	(0.10)	(0.37)	11.09	8.13	21,713	0.40		1.37		3.26		29
Year ended 12/31/05(f)	$10.03	0.22	0.49	0.71	(0.13)	(0.01)	(0.14)	10.60	7.01	8,489	0.40	(g)	2.81	(g)	3.04	(g)	5

Class B
Year ended 12/31/09	$8.31	0.26	1.11	1.37	(0.38)	—	(0.38)	9.30	16.46	9,129	1.14	(e)	1.46	(e)	2.91	(e)	26
Year ended 12/31/08	$11.16	0.38	(2.80)	(2.42)	(0.32)	(0.11)	(0.43)	8.31	(21.69)	8,897	1.14		1.38		3.70		28
Year ended 12/31/07	$11.03	0.39	0.21	0.60	(0.28)	(0.19)	(0.47)	11.16	5.40	11,156	1.14		1.42		3.37		8
Year ended 12/31/06	$10.57	0.27	0.50	0.77	(0.21)	(0.10)	(0.31)	11.03	7.29	7,916	1.15		2.12		2.51		29
Year ended 12/31/05(f)	$10.03	0.16	0.49	0.65	(0.10)	(0.01)	(0.11)	10.57	6.49	3,904	1.14	(g)	3.55	(g)	2.30	(g)	5

Class C
Year ended 12/31/09	$8.33	0.26	1.11	1.37	(0.38)	—	(0.38)	9.32	16.42	14,731	1.14	(e)	1.46	(e)	2.91	(e)	26
Year ended 12/31/08	$11.17	0.37	(2.78)	(2.41)	(0.32)	(0.11)	(0.43)	8.33	(21.57)	13,118	1.14		1.38		3.70		28
Year ended 12/31/07	$11.03	0.39	0.22	0.61	(0.28)	(0.19)	(0.47)	11.17	5.49	14,454	1.14		1.42		3.37		8
Year ended 12/31/06	$10.57	0.27	0.50	0.77	(0.21)	(0.10)	(0.31)	11.03	7.29	8,833	1.15		2.12		2.51		29
Year ended 12/31/05(f)	$10.03	0.16	0.49	0.65	(0.10)	(0.01)	(0.11)	10.57	6.49	2,893	1.14	(g)	3.55	(g)	2.30	(g)	5

Class R
Year ended 12/31/09	$8.34	0.30	1.12	1.42	(0.42)	—	(0.42)	9.34	17.05	2,580	0.64	(e)	0.96	(e)	3.41	(e)	26
Year ended 12/31/08	$11.21	0.42	(2.81)	(2.39)	(0.37)	(0.11)	(0.48)	8.34	(21.31)	1,552	0.64		0.88		4.20		28
Year ended 12/31/07	$11.07	0.45	0.20	0.65	(0.32)	(0.19)	(0.51)	11.21	5.91	1,396	0.64		0.92		3.87		8
Year ended 12/31/06	$10.59	0.33	0.50	0.83	(0.25)	(0.10)	(0.35)	11.07	7.84	495	0.65		1.62		3.01		29
Year ended 12/31/05(f)	$10.03	0.20	0.49	0.69	(0.12)	(0.01)	(0.13)	10.59	6.84	144	0.64	(g)	3.05	(g)	2.80	(g)	5

Class Y
Year ended 12/31/09	$8.35	0.35	1.11	1.46	(0.47)	—	(0.47)	9.34	17.54	70	0.14	(e)	0.46	(e)	3.91	(e)	26
Year ended 12/31/08(f)	$9.59	0.10	(0.83)	(0.73)	(0.40)	(0.11)	(0.51)	8.35	(7.56)	31	0.14	(g)	0.42	(g)	4.70	(g)	28

Institutional Class
Year ended 12/31/09	$8.38	0.35	1.11	1.46	(0.47)	—	(0.47)	9.37	17.48	29	0.14	(e)	0.32	(e)	3.91	(e)	26
Year ended 12/31/08	$11.27	0.48	(2.83)	(2.35)	(0.43)	(0.11)	(0.54)	8.38	(20.88)	25	0.14		0.27		4.70		28
Year ended 12/31/07	$11.11	0.50	0.22	0.72	(0.37)	(0.19)	(0.56)	11.27	6.51	31	0.14		0.27		4.37		8
Year ended 12/31/06	$10.61	0.38	0.51	0.89	(0.29)	(0.10)	(0.39)	11.11	8.41	58	0.14		0.99		3.51		29
Year ended 12/31/05(f)	$10.03	0.23	0.49	0.72	(0.13)	(0.01)	(0.14)	10.61	7.19	54	0.14	(g)	2.40	(g)	3.30	(g)	5

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges, if applicable and is not annualized for periods less than one year.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.67%, 0.69%, 0.70%, 0.74% and 0.69% for the years ended December 31, 2009, December 31, 2008, December 31, 2007, December 31, 2006 and December 31, 2005, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $61,137, $8,542, $13,153, $1,974, $47 and $26 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of April 29, 2005 for Class A, Class B, Class C, Class R and Institutional Class shares and October 3, 2008 for Class Y shares.
(g)	Annualized.

52        AIM Allocation Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series and Shareholders of
AIM Conservative Allocation Fund
AIM Growth Allocation Fund
AIM Moderate Allocation Fund
AIM Moderate Growth Allocation Fund
AIM Moderately Conservative Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Conservative Allocation Fund, AIM Growth Allocation Fund, AIM Moderate Allocation Fund, AIM Moderate Growth Allocation Fund and AIM Moderately Conservative Allocation Fund (five of the funds constituting AIM Growth Series, hereafter referred to as the “Funds”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodians, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2010
Houston, Texas

53        AIM Allocation Funds

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class S Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009, through December 31, 2009. The actual ending account and expenses of the Class S shares in the example below are based on an investment of $1,000 invested as of close of business September 25, 2009(commencement date) and held through December 31, 2009.
  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business September 25, 2009 through December 31, 2009 for the Class S shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class S shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

AIM Conservative Allocation Fund

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2,3]	Ratio
Class A	$1,000.00	$1,087.10	$2.53	$1,022.79	$2.45	0.48%

Class B	1,000.00	1,083.80	6.46	1,019.00	6.26	1.23

Class C	1,000.00	1,082.60	6.46	1,019.00	6.26	1.23

Class R	1,000.00	1,086.10	3.84	1,021.53	3.72	0.73

Class S	1,000.00	1,023.50	1.03	1,023.29	1.94	0.38

Class Y	1,000.00	1,087.70	1.21	1,024.05	1.17	0.23

Institutional Class	1,000.00	1,088.40	1.21	1,024.05	1.17	0.23

54        AIM Allocation Funds

AIM Growth Allocation Fund

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2,3]	Ratio
Class A	$1,000.00	$1,200.80	$2.55	$1,022.89	$2.35	0.46%

Class B	1,000.00	1,197.00	6.70	1,019.11	6.16	1.21

Class C	1,000.00	1,197.00	6.70	1,019.11	6.16	1.21

Class R	1,000.00	1,199.40	3.94	1,021.63	3.62	0.71

Class S	1,000.00	1,060.00	1.01	1,023.39	1.84	0.36

Class Y	1,000.00	1,202.10	1.17	1,024.15	1.07	0.21

Institutional Class	1,000.00	1,203.50	0.67	1,024.60	0.61	0.12

AIM Moderate Allocation Fund

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2,3]	Ratio
Class A	$1,000.00	$1,178.70	$2.03	$1,023.34	$1.89	0.37%

Class B	1,000.00	1,174.20	6.14	1,019.56	5.70	1.12

Class C	1,000.00	1,174.20	6.14	1,019.56	5.70	1.12

Class R	1,000.00	1,177.60	3.40	1,022.08	3.16	0.62

Class S	1,000.00	1,052.30	0.74	1,023.84	1.38	0.27

Class Y	1,000.00	1,180.20	0.66	1,024.60	0.61	0.12

Institutional Class	1,000.00	1,180.80	0.66	1,024.60	0.61	0.12

AIM Moderate Growth Allocation Fund

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2,3]	Ratio
Class A	$1,000.00	$1,192.70	$2.04	$1,023.34	$1.89	0.37%

Class B	1,000.00	1,189.00	6.18	1,019.56	5.70	1.12

Class C	1,000.00	1,189.20	6.18	1,019.56	5.70	1.12

Class R	1,000.00	1,191.90	3.43	1,022.08	3.16	0.62

Class Y	1,000.00	1,194.70	0.66	1,024.60	0.61	0.12

Institutional Class	1,000.00	1,194.80	0.72	1,024.55	0.66	0.13

55        AIM Allocation Funds

AIM Moderately Conservative Allocation Fund

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)	Period[2]	(12/31/09)	Period[2,3]	Ratio
Class A	$1,000.00	$1,123.10	$2.09	$1,023.24	$1.99	0.39%

Class B	1,000.00	1,120.20	6.09	1,019.46	5.80	1.14

Class C	1,000.00	1,119.80	6.09	1,019.46	5.80	1.14

Class R	1,000.00	1,122.10	3.42	1,021.98	3.26	0.64

Class Y	1,000.00	1,125.60	0.75	1,024.50	0.71	0.14

Institutional Class	1,000.00	1,125.10	0.75	1,024.50	0.71	0.14

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009, through December 31, 2009 (as of close of business September 25, 2009, through December 31, 2009 for the Class S shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. For the Class S shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 98 (as of close of business September 25, 2009, through December 31, 2009)/365. Because the Class S shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class S shares of the Fund and other funds because such data is based on a full six month period.

56        AIM Allocation Funds

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2009:

Federal and State Income Tax

	Qualified Dividend	Corporate Dividends	U.S. Treasury
	Income*	Received Deduction*	Obligations*

AIM Conservative Allocation Fund	6.50%	5.06%	5.32%

AIM Growth Allocation Fund	99.50%	43.03%	1.14%

AIM Moderate Allocation Fund	18.50%	7.54%	2.04%

AIM Moderate Growth Allocation Fund	35.00%	13.50%	1.48%

AIM Moderately Conservative Allocation Fund	9.00%	5.29%	2.55%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

57        AIM Allocation Funds

Trustees and Officers
The address of each trustee and officer of AIM Growth Series (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Name, Year of Birth and	or Officer	During Past 5 Years	Held by Trustee
Position(s) Held with the Trust	Since

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co- Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC
		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	1985	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Name, Year of Birth and	or Officer	During Past 5 Years	Held by Trustee
Position(s) Held with the Trust	Since

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®
		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds® Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.) Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A
		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®
		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A
		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees
Kramer, Levin, Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Aim Distributors, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173
Transfer Agent
Invesco Aim Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street, Suite 2900
Houston, TX 77002-5678
Custodian
State Street Bank and Trust Company
225 Franklin
Boston, MA 02110-2801

T-2

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website – invescoaim.com. More detail is available to you at that site.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. In the Financial Products box, click on Mutual Funds; then, in the Fund Information box, select Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
     If used after April 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

invescoaim.com	AAS-AR-1	Invesco Aim Distributors, Inc.

Invesco Aim

Annual Report to Shareholders | December 31, 2009

AIM Global Equity Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
14	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Tax Information
T-1	Trustees and Officers

Letters to Shareholders
Philip Taylor
Dear Shareholders:
While the year ended December 31, 2009, was difficult, economic conditions and market trends appeared more favorable at the close of the year than at its start. Calendar year 2009 began amid a sharp stock market sell off that continued until March, when an abrupt market rebound began.

Increased communication
This volatility prompted a greater than usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com. Your questions, comments and suggestions gave me better insight into what was on your minds.
      As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch and share our views with you. We increased the number of “Investment Perspectives” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
      To access your Fund’s latest quarterly commentary, click on “Mutual Funds” inside the “Financial Products” box. Then, in the “Fund Information” box, click on “Quarterly Commentary” and select your Fund.
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward – often anticipating economic improvement or deterioration well before it arrives.
     U.S. gross domestic product (GDP) contracted in the final two quarters of 2008 and the first two quarters of 2009. But GDP expanded in the third quarter of 2009 at an annualized rate of 2.2%, the strongest rate of growth in two years.1
     In December 2009, the U.S. Federal Reserve (the Fed) cited signs that economic activity was picking up2:
■	The housing sector shows some signs of recent improvement.

■	Household spending appears to be expanding moderately, despite high unemployment, modest income growth and tight credit.

■	Businesses continue to cut back on fixed investment, albeit at a slower pace than previously.
     Nonetheless, unemployment continued to cast a pall over empirical evidence showing that the U.S. economy was improving. The unemployment rate rose from 7.7% to 10.0% in 20093 – and those who remained employed worried about their job security.
     As a result, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007 and just 2.7% in 2008. 1 That same estimate suggests Americans saved 3.7%, 5.4% and 4.5% of their disposable personal income in the first, second and third quarters of 2009, respectively.1
     Many families have decided that spending less and saving more makes sense – and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds have historically often been followed by unpleasant, abrupt market down-turns. While it may be difficult to save and invest more – particularly over a long time horizon and in periods of economic hardship – it really is a reliable way to build an investment portfolio.
     If you’ve decided to save and invest more, it’s important that you work with an experienced, trusted financial adviser. A financial adviser can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest 4 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246.
     Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 Bureau of Economic Analysis; 2 U.S. Federal Reserve; 3 Bureau of Labor Statistics; 4 Pensions & Investments
2 AIM Global Equity Fund

Bruce Crockett
Dear Fellow Shareholders:
By all accounts, 2009 was a challenging year for all of us. Although the economy and financial markets whipsawed us through much of last year, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
      Perhaps the most valuable takeaway from 2009 is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
      Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees – Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting – whose members exercise oversight to maintain the AIM Funds “Investor First” orientation.)
      To that end, some of you may have seen it reported in October 2009 that Invesco will assume the management of the Van Kampen family of mutual funds as well as the Morgan Stanley retail funds. The closing will be later this year and we view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
      As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees
3 AIM Global Equity Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended December 31, 2009, AIM Global Equity Fund, at net asset value, lagged its broad market/style-specific benchmark, the MSCI World Index. This was due largely to the Fund’s stock selection in the energy and Information technology sectors relative to the index. Much of the Fund’s relative underperformance occurred in the third quarter of 2009, with both the industrials and energy sectors lagging. The Fund benefited from positive stock selection in the financials and materials sectors. Select holdings in the health care and industrials sectors were also detractors from returns.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	27.47%

Class B Shares	26.50

Class C Shares	26.54

Class R Shares	27.14

Class Y Shares	27.69

Institutional Class Shares	28.47

MSCI World Index▼ (Broad Market/Style-Specific Index)	29.99

Lipper Global Multi-Cap Core Funds Index▼ (Peer Group Index)	31.03

▼ Lipper Inc.

How we invest
We manage your Fund to provide exposure to global large-capitalization stocks. The portfolio is designed to outperform the MSCI World Index while minimizing the amount of additional risk relative to the benchmark. The Fund can be used as a long-term allocation to large-cap stocks that complements other style-specific strategies within a diversified asset allocation strategy.
     The investment process integrates the following key steps:
■	Universe Development

■	Stock Rankings

■	Risk Assessment

■	Portfolio Construction

■	Trading
     While the companies included within the MSCI World Index are used as a general guide for developing the Fund’s investable universe, non-benchmark stocks may also be considered. We seek to add value through systematic application of fundamental and behavioral insights. We leverage these insights within four main investment concepts
– earnings momentum, price trend, management action and relative value
– by using a quantitative stock selection model. Portfolios are constructed not only with an eye toward maximizing return, but also toward minimizing risk and costs, all while observing consistency with overall Fund parameters.
     The goal of the resulting portfolio is to outperform its benchmark consistently on the basis of stock selection. The resulting forecast of relative stock returns forms the basis of portfolio construction. We use a portfolio optimization technique to target an expected tracking error (volatility of excess returns), while simultaneously maximizing exposure to stocks with strong relative return forecasts and minimizing expected transaction costs. The portfolio employs tight risk controls in an effort to maximize the impact from stock selection and minimize the impact from other exposures, such as unintended size, style or sector tilts. The portfolio is continually monitored by the Fund’s management team. The overall investment process is repeated on a monthly basis to determine which companies should be bought or sold within the portfolio.
     Sell decisions are driven by our stock selection model. A stock will be sold when there are other more highly rated stocks available, taking into account the alpha (potential excess return above the style-specific benchmark) pickup/trading cost trade-off. In addition, we will also sell a stock for risk control purposes. Finally, a stock may be sold because of a corporate action, such as a takeover bid, which has occurred, and the stock will no longer respond to the model.

Market conditions and your Fund
The year ended December 31, 2009, was truly a tale of two markets. During the first few months of the year, equity markets experienced steep declines, as severe problems in credit markets, a rapidly deteriorating housing market, rising energy and food prices and a deteriorating outlook for corporate earnings contributed to a global recession. However, the U.S. economy began to show signs that the economic contraction was subsiding, and equity markets rapidly reversed direction beginning in March 2009 and rallied strongly through most of the remaining months of the year.

Portfolio Composition
By sector

Financials	20.0%

Consumer Discretionary	14.2

Industrials	12.3

Information Technology	12.3

Energy	10.5

Health Care	9.7

Consumer Staples	6.8

Materials	6.2

Utilities	3.7

Telecommunication Services	3.4

Other Assets Less Liabilities	0.9

Top Five Countries

1. United States	45.3%

2. Japan	12.9

3. United Kingdom	9.3

4. Germany	3.7

5. Australia	2.9

Total Net Assets	$190.4 million

Total Number of Holdings*	115

Top 10 Equity Holdings*

1. Exxon Mobil Corp.	3.8%

2. International Business Machines Corp.	3.5

3. Asahi Glass Co., Ltd.	3.2

4. Microsoft Corp.	3.1

5. Canon Inc.	2.9

6. British American Tobacco PLC	2.7

7. Gap, Inc. (The)	2.7

8. McDonald’s Corp.	2.6

9. Chevron Corp.	2.4

10. Windstream Corp.	2.2

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 AIM Global Equity Fund

     Europe posted solid gains during the year as the region’s economic growth stabilized, with the exception of more indebted countries such as the United Kingdom, Spain and Ireland. 1 Continental Europe’s relative financial strength also improved somewhat during the crisis, as its extraordinary stimulus measures were less costly than those implemented by the United States.
     In the Asia/Pacific region, Japan lagged the broad market index for the year.1 In part this reflected the export-sensitivity of the Japanese economy, which prevented a similar degree of stabilization in this part of the world. Further, renewed deflationary pressures in Japan were an added burden to the already vulnerable domestic economy.
     It is important to understand our investment process to further evaluate the drivers of our relative performance versus the benchmark. We generally evaluate performance based on the effect of our stock selection and risk management processes.
     In terms of risk management, we seek to minimize style biases in the portfolio. Active managers typically add value in one or more of four areas: beta bias (relative volatility); style bias; over- or underweight positions in sectors or industries; and stock selection. We attempt to add value through our stock selection decisions. Consequently, our risk management process seeks to neutralize the Fund’s exposure relative to the benchmark with regard to beta, style and sector or industry exposures. The outperformance of the stocks of lower quality companies, characterized by weak cash flows, poor earnings expectations, high degrees of leverage and illiquidity, hurt our relative performance.
     This low quality stock rally that began in mid-March lasted into the fourth quarter, but seemed to have abated somewhat by year’s end. In this environment, the Fund generally lagged its benchmark, and weak results were not unexpected at a turning point in market trends. The dramatic shift in market leadership was difficult for us to benefit from due to its rapid onset, extreme magnitude and reward of stocks with characteristics at odds with our long-term stock selection philosophy. Our investment philosophy, in contrast, favors companies that have good earnings and price momentum, management that acts in the interest of shareholders and stocks that are attractively valued.
     Regarding the results of AIM Global Equity Fund, the Fund underperformed its style-specific benchmark, the MSCI World Index. Our stock selection in four sectors – energy, health care, industrials and information technology – hurt our performance compared to the index. In contrast, stock selection in the materials and financials sectors was extremely strong.
     Within the financials sector, Standard Chartered, a London-based banking company, contributed to Fund performance. Standard Chartered is engaged in the business of retail and commercial banking and providing other financial services. During the financial downturn of 2009, the company announced the acquisition of the outstanding 75% interest in First Africa Group Holdings. Another financials sector holding that contributed to Fund performance was Australian bank Westpac Banking.
     On the other hand, a primary detractor from Fund returns was United States-based energy company Exxon Mobil. Declining oil prices worldwide affected the revenues of this conglomerate. Also detracting from results was health care company Pfizer, which is struggling to get its new vaccine, Prevnar, to market.
     When looking closely at the regions in which the Fund invests, both North America (specifically the United States) and Latin America had a negative effect on returns. Stock selection within both of these areas lagged the broad MSCI World Index. Conversely, stock selection was strong in both Europe and Asia/Pacific, which contributed to positive absolute performance for the year. Leading the way in Europe were Ireland and Sweden, while Japan helped boost performance in the Asia/Pacific region.
     We thank you for your continued investment in AIM Global Equity Fund.

1	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Uwe Draeger
Portfolio manager, is manager of AIM Global Equity Fund. Mr. Draeger joined Invesco Deutschland in 2005 as head of the portfolio construction and trading team. He began his investment career in 1995. Mr. Draeger earned a Diplom-Ökonom degree from Hochshüle für Ökonomie Berlin, an M.A. from City of London Polytechnic and an M.B.A. from Anglia Business School (Cambridge).
Michael Fraikin
Portfolio manager, is manager of AIM Global Equity Fund. He joined Invesco Deutschland in 1997. Mr. Fraikin earned an M.S. in accounting and finance from the London School of Economics and a B.A. with honors from the University of Reutlingen and Middlesex University (London) within the combined European study program.
Nils Huter
Portfolio manager, is manager of AIM Global Equity Fund. Mr. Huter joined Invesco Deutschland in 2007. He earned a Diplom Kaufman (FH) degree from the University of Applied Sciences and Arts in Hildesheim.
Thorsten Paarmann
Chartered Financial Analyst, portfolio manager, is manager of AIM Global Equity Fund. He joined Invesco Deutschland in 2004. He earned a Diplom Kaufmann (FH) degree from Berlin School of Economics and Anglia Business School (Cambridge) within the combined European study program.
Alexander Uhlmann
Chartered Financial Analyst, portfolio manager, is manager of AIM Global Equity Fund. He began his investment career with Invesco Deutschland in 1997. He earned a Diplom Betriebswirt (FH) degree from the Business School for Banking and Finance (HfB) in Frankfurt.

5 AIM Global Equity Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Index data from 8/31/97, Fund data from 9/15/97

1	Lipper Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6 AIM Global Equity Fund

Average Annual Total Returns
As of 12/31/09, including maximum applicable sales charges

Class A Shares

Inception (9/15/97)	4.55%

10 Years	0.67

5 Years	– 1.55

1 Year	20.43

Class B Shares

Inception (9/15/97)	4.69%

10 Years	0.77

5 Years	– 1.43

1 Year	21.50

Class C Shares

Inception (1/2/98)	4.80%

10 Years	0.62

5 Years	– 1.16

1 Year	25.54

Class R Shares

10 Years	1.05%

5 Years	– 0.66

1 Year	27.14

Class Y Shares

10 Years	1.27%

5 Years	– 0.37

1 Year	27.69

Institutional Class Shares

10 Years	1.55%

5 Years	0.08

1 Year	28.47
Class R shares’ inception date is October 31, 2005. Returns since that date are historical returns. All other returns are blended returns of historical Class R share performance and restated Class A share performance (for periods prior to the inception date of Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. Class A shares’ inception date is September 15, 1997.
     Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is September 15, 1997.
     Institutional Class shares’ inception date is April 30, 2004; returns since that date are actual returns. All other returns are blended returns of actual Institutional Class share performance and restated Class A share performance (for periods prior to the inception date of Institutional Class shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is September 15, 1997.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B,
Class C, Class R, Class Y and Institutional Class shares was 1.54%, 2.29%, 2.29%, 1.79%, 1.29% and 1.07%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

7 AIM Global Equity Fund

AIM Global Equity Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

■	The Fund is subject to currency/ exchange rate risk because it may buy or sell currencies other than the U.S. dollar.

■	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk – the risk that the other party will not complete the transaction with the Fund.

■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

■	Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.

■	Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

■	The prices of securities held by the Fund may decline in response to market risks.

■	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.

■	Although the Fund’s return during certain periods was positively affected by its investments in initial public offerings (IPOs), there can be no assurance that the fund will have favorable IPO investment opportunities in the future.

About indexes used in this report
■	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.

■	The Lipper Global Multi-Cap Core Funds Index is an unmanaged index considered representative of global multi-cap core funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recog-nized and attests to a charterholder’s success in a rigorous and comprehen-sive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for share-holder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	GTNDX
Class B Shares	GNDBX
Class C Shares	GNDCX
Class R Shares	GTNRX
C lass Y Shares	GTNYX
Institutional Class Shares	GNDIX

8 AIM Global Equity Fund

Schedule of Investments(a)

December 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–99.09%
Australia–2.90%
BHP Billiton Ltd.	77,740	$2,976,991

Commonwealth Bank of Australia	10,839	528,539

Westpac Banking Corp.	89,834	2,022,116

		5,527,646

Belgium–0.49%
Delhaize Group	12,165	930,480

Bermuda–1.88%
Allied World Assurance Co. Holdings, Ltd.	8,400	386,988

Arch Capital Group Ltd.(b)	32,390	2,317,505

PartnerRe Ltd.	11,700	873,522

		3,578,015

Canada–2.34%
Biovail Corp.	30,300	422,335

Brookfield Asset Management Inc.–Class A	45,400	1,008,169

First Quantum Minerals Ltd.	24,500	1,871,095

Royal Bank of Canada	21,500	1,152,885

		4,454,484

Denmark–2.40%
A. P. Moller–Maersk A.S.–Class B	220	1,536,246

Novo Nordisk A.S.–Class B	47,402	3,027,532

		4,563,778

Finland–0.40%
Nokia Corp.	59,022	756,682

France–2.22%
AXA S.A.	44,842	1,059,078

BNP Paribas	21,669	1,707,647

Bouygues S.A.	18,586	969,183

Sanofi-Aventis S.A.	2,938	229,986

Valeo S.A.(b)	7,484	259,868

		4,225,762

Germany–3.73%
Bayerische Motoren Werke AG	24,443	1,109,702

Deutsche Bank AG	3,381	237,977

Deutsche Lufthansa AG	81,615	1,368,326

E.ON AG	13,038	543,564

Hannover Rueckversicherung AG(b)	51,224	2,398,690

RWE AG	15,001	1,455,773

		7,114,032

Greece–0.30%
National Bank of Greece S.A.(b)	22,776	579,975

Hong Kong–2.42%
BOC Hong Kong (Holdings) Ltd.	641,500	1,442,700

Cheung Kong (Holdings) Ltd.	124,000	1,590,069

Swire Pacific Ltd.–Class A	130,000	1,567,121

		4,599,890

Ireland–1.49%
Kerry Group PLC–Class A	96,161	2,832,566

Italy–2.73%
Enel S.p.A.	121,731	705,917

Eni S.p.A.	26,219	666,601

Mediaset S.p.A.	432,018	3,525,136

Mediobanca S.p.A.(b)	25,521	302,393

		5,200,047

Japan–12.88%
Asahi Breweries, Ltd.	116,500	2,137,190

Asahi Glass Co., Ltd.	652,000	6,109,800

Astellas Pharma Inc.	63,600	2,369,779

Canon Inc.	131,500	5,560,962

Chubu Electric Power Co., Inc.	6,500	154,986

East Japan Railway Co.	5,300	334,150

Nissan Motor Co., Ltd.(b)	436,700	3,817,987

Nomura Holdings, Inc.	98,100	723,188

Sega Sammy Holdings Inc.	105,800	1,261,345

Takeda Pharmaceutical Co., Ltd.	34,800	1,429,197

Toyota Motor Corp.	14,700	617,832

		24,516,416

Netherlands–0.79%
ASML Holding N.V.	44,272	1,503,769

Norway–0.66%
Statoil A.S.A.	50,249	1,252,109

Singapore–0.71%
Jardine Matheson Holdings Ltd.	22,000	661,481

SembCorp industries Ltd.	191,000	498,608

SembCorp Marine Ltd.	73,000	190,152

		1,350,241

Spain–1.36%
Banco Santander S.A.	158,450	2,599,766

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Global Equity Fund

	Shares	Value

Sweden–2.25%
Boliden AB	129,713	$1,656,255

Nordea Bank A.B.	109,568	1,109,100

Svenska Handelsbanken A.B.–Class A	53,093	1,517,267

		4,282,622

Switzerland–2.51%
Credit Suisse Group AG	36,673	1,804,390

Nestle S.A.	13,480	654,246

Novartis AG	23,230	1,264,363

Schindler Holding AG–Participation Ctfs.	13,835	1,060,312

		4,783,311

United Kingdom–9.31%
AstraZeneca PLC	19,201	897,987

BHP Billiton PLC	28,955	925,287

British American Tobacco PLC	159,264	5,168,776

BT Group PLC	561,589	1,216,473

ENSCO International PLC–ADR	26,100	1,042,434

HSBC Holdings PLC	177,339	2,024,696

Next PLC	26,881	896,582

Royal Dutch Shell PLC	22,838	689,828

Royal Dutch Shell PLC–Class B	39,876	1,162,477

Standard Chartered PLC	72,672	1,820,654

United Utilities Group PLC	195,615	1,557,075

Vodafone Group PLC	136,506	316,239

		17,718,508

United States–45.32%
Aflac, Inc.	22,100	1,022,125

American Express Co.	44,000	1,782,880

Amgen Inc.(b)	30,900	1,748,013

Apple Inc.(b)	2,000	421,720

Bank of New York Mellon Corp.	23,489	656,987

Brinker International, Inc.	18,700	279,004

Capital One Financial Corp.	9,800	375,732

Chevron Corp.	59,434	4,575,824

Cisco Systems, Inc.(b)	32,300	773,262

ConocoPhillips	46,780	2,389,055

Coventry Health Care, Inc.(b)	13,100	318,199

D.R. Horton, Inc.	174,200	1,893,554

Donnelley (R.R.) & Sons Co.	55,600	1,238,212

EMC Corp.(b)	42,000	733,740

Exxon Mobil Corp.	107,465	7,328,038

Franklin Resources, Inc.	2,700	284,445

Gap, Inc. (The)	241,728	5,064,202

General Electric Co.	60,400	913,852

Goldman Sachs Group, Inc. (The)	12,708	2,145,619

Hertz Global Holdings, Inc.(b)	54,300	647,256

International Business Machines Corp.	50,641	6,628,907

Johnson & Johnson	26,464	1,704,546

Jones Apparel Group, Inc.	89,000	1,429,340

JPMorgan Chase & Co.	4,500	187,515

Lockheed Martin Corp.	33,636	2,534,473

McDonald’s Corp.	79,511	4,964,667

Microsoft Corp.	194,897	5,942,410

Mirant Corp.(b)	165,817	2,532,026

Navistar International Corp.(b)	24,200	935,330

Noble Corp.	21,200	862,840

Northrop Grumman Corp.	23,628	1,319,624

Oshkosh Corp.	69,400	2,569,882

Pfizer Inc.	100,927	1,835,862

Procter & Gamble Co. (The)	19,337	1,172,402

Reliance Steel & Aluminum Co.	14,100	609,402

Rent-A-Center, Inc.(b)	38,400	680,448

Sprint Nextel Corp.(b)	231,500	847,290

State Street Corp.	20,665	899,754

Temple-Inland Inc.	78,200	1,650,802

Texas Instruments Inc.	43,164	1,124,854

TRW Automotive Holdings Corp.(b)	50,600	1,208,328

Tyco International Ltd.	15,700	560,176

Valeant Pharmaceuticals International(b)	103,300	3,283,907

Walter Energy, Inc.	27,300	2,055,963

Windstream Corp.	377,342	4,146,989

		86,279,456

TOTAL INVESTMENTS–99.09% (Cost $181,374,546)		188,649,555

OTHER ASSETS LESS LIABILITIES–0.91%		1,725,967

NET ASSETS–100.00%		$190,375,522

Investment Abbreviations:

ADR	– American Depositary Receipt
Ctfs.	– Certificates

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Global Equity Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value (Cost $181,374,546)	$188,649,555

Foreign currencies, at value (Cost $2,320,009)	2,246,898

Receivables for:
Investments sold	5,021

Fund shares sold	53,535

Dividends	413,172

Investment for trustee deferred compensation and retirement plans	16,789

Other assets	20,926

Total assets	191,405,896

Liabilities:
Payables for:
Fund shares reacquired	504,159

Amount due custodian	167,444

Accrued fees to affiliates	144,305

Accrued other operating expenses	164,016

Trustee deferred compensation and retirement plans	50,450

Total liabilities	1,030,374

Net assets applicable to shares outstanding	$190,375,522

Net assets consist of:
Shares of beneficial interest	$311,768,646

Undistributed net investment income	2,051,832

Undistributed net realized gain (loss)	(130,641,865)

Unrealized appreciation	7,196,909

$190,375,522

Net Assets:
Class A	$138,058,312

Class B	$19,741,110

Class C	$13,008,025

Class R	$875,003

Class Y	$662,496

Institutional Class	$18,030,576

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	14,341,112

Class B	2,171,508

Class C	1,433,089

Class R	90,870

Class Y	68,648

Institutional Class	1,845,476

Class A:
Net asset value per share	$9.63

Maximum offering price per share (Net asset value of $9.63 divided by 94.50%)	$10.19

Class B:
Net asset value and offering price per share	$9.09

Class C:
Net asset value and offering price per share	$9.08

Class R:
Net asset value and offering price per share	$9.63

Class Y:
Net asset value and offering price per share	$9.65

Institutional Class:
Net asset value and offering price per share	$9.77

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Global Equity Fund

Statement of Operations

For the year ended December 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $249,428)	$4,948,495

Dividends from affiliated money market funds (includes securities lending income of $7,593)	7,593

Total investment income	4,956,088

Expenses:
Advisory fees	1,422,058

Administrative services fees	50,000

Custodian fees	40,008

Distribution fees:
Class A	320,689

Class B	197,549

Class C	125,422

Class R	3,495

Transfer agent fees	697,545

Transfer agent fees — Institutional	(19,889)

Trustees’ and officers’ fees and benefits	25,291

Other	216,823

Total expenses	3,078,991

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(12,328)

Net expenses	3,066,663

Net investment income	1,889,425

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(54,944,841)

Foreign currencies	451,987

Futures contracts	2,329,702

(52,163,152)

Change in net unrealized appreciation (depreciation) of:
Investment securities	93,027,895

Foreign currencies	(84,263)

92,943,632

Net realized and unrealized gain	40,780,480

Net increase in net assets resulting from operations	$42,669,905

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM Global Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$1,889,425	$3,924,703

Net realized gain (loss)	(52,163,152)	(77,420,224)

Change in net unrealized appreciation (depreciation)	92,943,632	(100,019,000)

Net increase (decrease) in net assets resulting from operations	42,669,905	(173,514,521)

Distributions to shareholders from net investment income:
Class A	(2,635,923)	(516,563)

Class B	(67,659)	(95,853)

Class C	(44,289)	(57,868)

Class R	(11,789)	(2,466)

Class Y	(13,707)	(699)

Institutional Class	(495,331)	(49,547)

Total distributions from net investment income	(3,268,698)	(722,996)

Distributions to shareholders from net realized gains:
Class A	—	(9,140,117)

Class B	—	(1,697,161)

Class C	—	(1,024,617)

Class R	—	(43,642)

Class Y	—	(12,382)

Institutional Class	—	(877,037)

Total distributions from net realized gains	—	(12,794,956)

Share transactions-net:
Class A	(22,111,954)	(56,170,421)

Class B	(7,226,100)	(29,382,265)

Class C	(3,358,065)	(11,627,531)

Class R	114,435	588,389

Class Y	310,186	249,597

Institutional Class	1,189,162	(50,804,670)

Net increase (decrease) in net assets resulting from share transactions	(31,082,336)	(147,146,901)

Net increase (decrease) in net assets	8,318,871	(334,179,374)

Net assets:
Beginning of year	182,056,651	516,236,025

End of year (includes undistributed net investment income of $2,051,832 and $2,899,607, respectively)	$190,375,522	$182,056,651

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM Global Equity Fund

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM Global Equity Fund (the “Fund”) is a series portfolio of AIM Growth Series (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to provide long-term growth of capital.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

14        AIM Global Equity Fund

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within

15        AIM Global Equity Fund

31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.80%

Next $250 million	0.78%

Next $500 million	0.76%

Next $1.5 billion	0.74%

Next $2.5 billion	0.72%

Next $2.5 billion	0.70%

Next $2.5 billion	0.68%

Over $10 billion	0.66%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the

16        AIM Global Equity Fund

fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  Effective July 1, 2009, the Adviser has contractually agreed, through at least April 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 2.25%, 3.00%, 3.00%, 2.50%, 2.00% and 2.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2009, the Adviser waived advisory fees of $3,935.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2009, Invesco Ltd. reimbursed expenses of the Fund in the amount of $777.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2009, IADI advised the Fund that IADI retained $15,373 in front-end sales commissions from the sale of Class A shares and $0, $25,772, $1,231 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

17        AIM Global Equity Fund

  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Australia	$—	$5,527,646	$—	$5,527,646

Belgium	—	930,480	—	930,480

Bermuda	3,578,015	—	—	3,578,015

Canada	4,454,484	—	—	4,454,484

Denmark	3,027,532	1,536,246	—	4,563,778

Finland	—	756,683	—	756,682

France	969,183	3,256,579	—	4,225,762

Germany	2,398,690	4,715,342	—	7,114,032

Greece	—	579,975	—	579,975

Hong Kong	—	4,599,890	—	4,599,890

Ireland	2,832,566	—	—	2,832,566

Italy	—	5,200,047	—	5,200,047

Japan	489,136	24,027,280	—	24,516,416

Netherlands	—	1,503,769	—	1,503,769

Norway	—	1,252,109	—	1,252,109

Singapore	—	1,350,242	—	1,350,241

Spain	—	2,599,766	—	2,599,766

Sweden	—	4,282,622	—	4,282,622

Switzerland	—	4,783,311	—	4,783,311

United Kingdom	1,042,434	16,676,074	—	17,718,508

United States	86,279,456	—	—	86,279,456

Total Investments	$105,071,494	$83,578,061	$—	$188,649,555

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $7,616.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2009, the Fund paid legal fees of $3,191 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18        AIM Global Equity Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2009 and 2008:

	2009	2008

Ordinary income	$3,268,698	$1,286,525

Long-term capital gain	—	12,231,427

Total distributions	$3,268,698	$13,517,952

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$2,138,365

Net unrealized appreciation — investments	7,075,942

Net unrealized appreciation (depreciation) — other investments	(78,100)

Temporary book/tax differences	(51,737)

Post-October deferrals	(5,204,284)

Capital loss carryforward	(125,273,310)

Shares of beneficial interest	311,768,646

Total net assets	$190,375,522

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$59,936,917

December 31, 2017	65,336,393

Total capital loss carryforward	$125,273,310

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2009 was $126,994,643 and $158,720,456, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$20,928,556

Aggregate unrealized (depreciation) of investment securities	(13,852,614)

Net unrealized appreciation of investment securities	$7,075,942

Cost of investments for tax purposes is $181,573,613.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2009, undistributed net investment income was increased by $531,498, and undistributed net realized gain (loss) was decreased by $531,498. This reclassification had no effect on the net assets of the Fund.

19        AIM Global Equity Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended December 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Class A	1,020,154	$8,422,482	1,285,562	$15,404,060

Class B	214,316	1,652,754	261,570	3,091,092

Class C	120,761	930,034	178,604	1,972,968

Class R	39,575	321,617	60,238	762,903

Class Y(b)	95,559	747,571	25,237	263,960

Institutional Class	475,993	3,515,660	997,913	13,628,364

Issued as reinvestment of dividends:
Class A	252,236	2,431,301	1,211,384	9,110,956

Class B	7,124	64,776	245,083	1,727,247

Class C	4,311	39,523	145,402	1,021,807

Class R	1,228	11,789	6,148	46,108

Class Y(b)	1,111	10,694	1,740	13,081

Institutional Class	50,802	495,331	119,099	907,531

Automatic conversion of Class B shares to Class A shares:
Class A	489,477	3,889,156	1,172,084	14,475,248

Class B	(523,567)	(3,889,156)	(1,241,539)	(14,475,248)

Reacquired:(c)
Class A(b)	(4,577,532)	(36,854,893)	(7,935,085)	(95,160,685)

Class B	(683,719)	(5,054,474)	(1,684,856)	(19,725,356)

Class C	(578,459)	(4,327,622)	(1,324,976)	(14,622,306)

Class R	(28,914)	(218,971)	(20,343)	(220,622)

Class Y(b)	(51,747)	(448,079)	(3,252)	(27,444)

Institutional Class	(328,865)	(2,821,829)	(4,809,340)	(65,340,565)

Net increase (decrease) in share activity	(4,000,156)	$(31,082,336)	(11,309,327)	$(147,146,901)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 21% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	24,272	$253,880

Class A	(24,272)	(253,880)

(c)	Net of redemption fees of $2,049 and $61,115 allocated among the classes based on relative net assets of each class for the years ended December 31, 2009 and 2008, respectively.

20        AIM Global Equity Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net		Ratio of net
	Net asset			on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net		(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income (loss)		unrealized)	operations	income	gains	Distributions	of period(a)	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 12/31/09	$7.70	$0.09	(d)	$2.02	$2.11	$(0.18)	$—	$(0.18)	$9.63	27.47%	$138,058	1.66	%(e)	1.66	%(e)	1.13	%(e)	72%
Year ended 12/31/08	14.81	0.15	(d)	(6.67)	(6.52)	(0.03)	(0.56)	(0.59)	7.70	(43.90)	132,058	1.54		1.54		1.22		114
Year ended 12/31/07	16.47	0.22	(d)	0.63	0.85	(0.31)	(2.20)	(2.51)	14.81	5.19	317,181	1.39		1.49		1.27		160
Year ended 12/31/06	15.54	0.19		2.73	2.92	(0.20)	(1.79)	(1.99)	16.47	18.88	324,111	1.45		1.64		1.09		166
Year ended 12/31/05	15.65	0.15	(d)	1.34	1.49	(0.13)	(1.47)	(1.60)	15.54	9.43	264,868	1.50		1.68		0.91		120

Class B
Year ended 12/31/09	7.21	0.03	(d)	1.88	1.91	(0.03)	—	(0.03)	9.09	26.50	19,741	2.41	(e)	2.41	(e)	0.38	(e)	72
Year ended 12/31/08	14.04	0.06	(d)	(6.30)	(6.24)	(0.03)	(0.56)	(0.59)	7.21	(44.32)	22,770	2.29		2.29		0.47		114
Year ended 12/31/07	15.73	0.09	(d)	0.59	0.68	(0.17)	(2.20)	(2.37)	14.04	4.33	78,326	2.14		2.24		0.52		160
Year ended 12/31/06	14.92	0.06		2.62	2.68	(0.08)	(1.79)	(1.87)	15.73	18.02	100,141	2.20		2.39		0.34		166
Year ended 12/31/05	15.10	0.03	(d)	1.28	1.31	(0.03)	(1.46)	(1.49)	14.92	8.65	95,379	2.21		2.39		0.20		120

Class C
Year ended 12/31/09	7.20	0.03	(d)	1.88	1.91	(0.03)	—	(0.03)	9.08	26.54	13,008	2.41	(e)	2.41	(e)	0.38	(e)	72
Year ended 12/31/08	14.02	0.06	(d)	(6.29)	(6.23)	(0.03)	(0.56)	(0.59)	7.20	(44.30)	13,575	2.29		2.29		0.47		114
Year ended 12/31/07	15.71	0.09	(d)	0.59	0.68	(0.17)	(2.20)	(2.37)	14.02	4.35	40,480	2.14		2.24		0.52		160
Year ended 12/31/06	14.89	0.06		2.63	2.69	(0.08)	(1.79)	(1.87)	15.71	18.12	41,261	2.20		2.39		0.34		166
Year ended 12/31/05	15.08	0.03	(d)	1.27	1.30	(0.03)	(1.46)	(1.49)	14.89	8.58	35,313	2.21		2.39		0.20		120

Class R
Year ended 12/31/09	7.68	0.07	(d)	2.01	2.08	(0.13)	—	(0.13)	9.63	27.14	875	1.91	(e)	1.91	(e)	0.88	(e)	72
Year ended 12/31/08	14.81	0.11	(d)	(6.65)	(6.54)	(0.03)	(0.56)	(0.59)	7.68	(44.03)	607	1.79		1.79		0.97		114
Year ended 12/31/07	16.46	0.18	(d)	0.63	0.81	(0.26)	(2.20)	(2.46)	14.81	4.97	488	1.64		1.74		1.02		160
Year ended 12/31/06	15.53	0.12		2.76	2.88	(0.16)	(1.79)	(1.95)	16.46	18.62	170	1.70		1.89		0.84		166
Year ended 12/31/05(f)	16.07	0.02	(d)	1.03	1.05	(0.13)	(1.46)	(1.59)	15.53	6.46	15	1.73	(g)	1.91	(g)	0.68	(g)	120

Class Y
Year ended 12/31/09	7.71	0.12	(d)	2.01	2.13	(0.19)	—	(0.19)	9.65	27.69	662	1.41	(e)	1.41	(e)	1.38	(e)	72
Year ended 12/31/08(f)	10.46	0.03	(d)	(2.19)	(2.16)	(0.03)	(0.56)	(0.59)	7.71	(20.46)	183	1.53	(g)	1.53	(g)	1.23	(g)	114

Institutional Class
Year ended 12/31/09	7.81	0.16	(d)	2.06	2.22	(0.26)	—	(0.26)	9.77	28.47	18,031	0.86	(e)	0.86	(e)	1.93	(e)	72
Year ended 12/31/08	14.94	0.22	(d)	(6.76)	(6.54)	(0.03)	(0.56)	(0.59)	7.81	(43.64)	12,864	1.07		1.07		1.69		114
Year ended 12/31/07	16.60	0.29	(d)	0.63	0.92	(0.38)	(2.20)	(2.58)	14.94	5.58	79,762	0.99		1.67		1.67		160
Year ended 12/31/06	15.64	0.23		2.79	3.02	(0.27)	(1.79)	(2.06)	16.60	19.40	66,018	1.03		1.22		1.50		166
Year ended 12/31/05	15.73	0.23	(d)	1.34	1.57	(0.21)	(1.45)	(1.66)	15.64	9.97	39,803	0.99		1.17		1.42		120

(a)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Calculated using average shares outstanding.
(e)	Ratios are based on average daily net assets (000’s omitted) of $128,276, $19,755, $12,542, $699, $567 and $15,919 for Class A, Class B, Class C, Class R, Class Y, and Institutional Class shares, respectively.
(f)	Commencement date of October 31, 2005 and October 3, 2008 for Class R and Class Y shares, respectively.
(g)	Annualized.

21        AIM Global Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series
and Shareholders of AIM Global Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Global Equity Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2010
Houston, Texas

22        AIM Global Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2]	Ratio
A	$1,000.00	$1,186.80	$8.43	$1,017.49	$7.78	1.53%

B	1,000.00	1,181.40	12.54	1,013.71	11.57	2.28

C	1,000.00	1,181.70	12.54	1,013.71	11.57	2.28

R	1,000.00	1,184.90	9.80	1,016.23	9.05	1.78

Y	1,000.00	1,187.60	7.06	1,018.75	6.51	1.28

Institutional	1,000.00	1,188.80	5.68	1,020.01	5.24	1.03

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23        AIM Global Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2009:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	96.85%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24        AIM Global Equity Fund

Trustees and Officers
The address of each trustee and officer of AIM Growth Series (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Name, Year of Birth and	or Officer	During Past 5 Years	Held by Trustee
Position(s) Held with the Trust	Since

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co- Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC
		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	1985	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Name, Year of Birth and	or Officer	During Past 5 Years	Held by Trustee
Position(s) Held with the Trust	Since

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®
		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds® Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.) Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A
		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®
		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A
		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees
Kramer, Levin, Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Aim Distributors, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173
Transfer Agent
Invesco Aim Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street, Suite 2900
Houston, TX 77002-5678
Custodian
State Street Bank and Trust Company
225 Franklin
Boston, MA 02110-2801

T-2

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website – invescoaim.com. More detail is available to you at that site.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. In the Financial Products box, click on Mutual Funds; then, in the Fund Information box, select Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02669 and 002-57526.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
     If used after April 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
invescoaim.com      GEQ-AR-1      Invesco Aim Distributors, Inc.

Invesco Aim

Annual Report to Shareholders December 31, 2009

AIM Income Allocation Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
10	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
19	Financial Highlights
20	Auditor’s Report
21	Fund Expenses
22	Tax Information
T-1	Trustees and Officers

Letters to Shareholders
Philip Taylor
Dear Shareholders:
While the year ended December 31, 2009, was difficult, economic conditions and market trends appeared more favorable at the close of the year than at its start. Calendar year 2009 began amid a sharp stock market sell off that continued until March, when an abrupt market rebound began.

Increased communication
This volatility prompted a greater than usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com. Your questions, comments and suggestions gave me better insight into what was on your minds.
     As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch and share our views with you. We increased the number of “Investment Perspectives” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
     To access your Fund’s latest quarterly commentary, click on “Mutual Funds” inside the “Financial Products” box. Then, in the “Fund Information” box, click on “Quarterly Commentary” and select your Fund.
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward — often anticipating economic improvement or deterioration well before it arrives.
     U.S. gross domestic product (GDP) contracted in the final two quarters of 2008 and the first two quarters of 2009. But GDP expanded in the third quarter of 2009 at an annualized rate of 2.2%, the strongest rate of growth in two years.1
     In December 2009, the U.S. Federal Reserve (the Fed) cited signs that economic activity was picking up2:
■	The housing sector shows some signs of recent improvement.

■	Household spending appears to be expanding moderately, despite high unemployment, modest income growth and tight credit.

■	Businesses continue to cut back on fixed investment, albeit at a slower pace than previously.
     Nonetheless, unemployment continued to cast a pall over empirical evidence showing that the U.S. economy was improving. The unemployment rate rose from 7.7% to 10.0% in 20093 — and those who remained employed worried about their job security.
     As a result, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007 and just 2.7% in 2008.1 That same estimate suggests Americans saved 3.7%, 5.4% and 4.5% of their disposable personal income in the first, second and third quarters of 2009, respectively.1
     Many families have decided that spending less and saving more makes sense — and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds have historically often been followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more — particularly over a long time horizon and in periods of economic hardship — it really is a reliable way to build an investment portfolio.
     If you’ve decided to save and invest more, it’s important that you work with an experienced, trusted financial adviser. A financial adviser can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest4 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 Bureau of Economic Analysis; 2 U.S. Federal Reserve; 3 Bureau of Labor Statistics; 4 Pensions & Investments

2 AIM Income Allocation Fund

Bruce Crockett
Dear Fellow Shareholders:
By all accounts, 2009 was a challenging year for all of us. Although the economy and financial markets whipsawed us through much of last year, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
     Perhaps the most valuable takeaway from 2009 is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees — Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting — whose members exercise oversight to maintain the AIM Funds “Investor First” orientation.)
      To that end, some of you may have seen it reported in October 2009 that Invesco will assume the management of the Van Kampen family of mutual funds as well as the Morgan Stanley retail funds. The closing will be later this year and we view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

3 AIM Income Allocation Fund

Management’s Discussion of Fund Performance

Performance summary
Capital markets provided a study in contrasts over the period covered by this report. For the majority of the first quarter, riskier assets were punished as the bear market of 2008 spilled over into 2009. During this period, assets perceived as safe havens such as government bonds performed well. However, in March 2009, markets began a recovery that propelled strong gains in the riskier assets that had suffered during the market downturn. This recovery would extend through the end of the year.
     Against this backdrop, the Fund at net asset value (NAV) underperformed the broad market S&P 500 Index as exposure to bonds — while positive — could not keep pace with surging stock prices. However, the Fund at NAV outperformed the Custom Income Allocation Index, which approximates the performance of the types of holdings owned by the Fund’s underlying funds.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	20.80%

Class B Shares	19.87

Class C Shares	19.87

Class R Shares	20.47

Class Y Shares	20.95

Institutional Class Shares	20.95

S&P 500 Index▼ (Broad Market Index)	26.47

Custom Income Allocation Index■ (Style-Specific Index)	16.32

Lipper Mixed-Asset Target Allocation Conservative Funds Index▼ (Peer Group Index)	20.04

▼	Lipper Inc.; ■ Invesco, Lipper Inc.

How we invest
The Fund invests in 11 underlying funds diversified among asset classes (bonds, stocks and cash), investment styles (value and blend/core), regions (domestic and international) and market capitalizations (large and mid). These underlying funds include seven bond funds, which represent 65% of the portfolio, and four stock funds, which represent the remaining 35% of the portfolio. The underlying funds invest in a wide range of income-producing securities, which may generate an attractive yield with less price volatility than individual asset classes.
     While no fund can guarantee positive performance, the broad portfolio diversification provides exposure to areas of the market that may perform well in any given period. Additionally, the broad diversification attempts to limit exposure to any one area of the market that may be underperforming.
     We determine target asset class weightings and underlying fund selections for the Fund and also monitor the Fund on an ongoing basis. The underlying funds are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques.
     While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio annually to maintain its target asset class allocations.

Market conditions and your Fund
While global economic growth remained weak in the aftermath of the credit crisis and the path of future growth remained uncertain, investors’ improving risk appetite — combined with significant global fiscal and monetary stimulus — resulted in a significant market rally across riskier assets beginning in March 2009 and running through the remainder of the year.
          Generally speaking, in stark contrast to market behavior in 2008, asset classes exhibiting riskier profiles enjoyed higher returns relative to lower risk asset classes, consistent with the type of performance experienced coming out of previous recessions.
     Equities were up strongly across the board with international equities generally outperforming domestic equities, and emerging equities generally outperforming those from developed countries.2
     Historically low short-term interest rates made most assets more attractive than cash.1 Long-term U.S. Treasury yields remained low by historical standards and inflation declined over the last year.
     Within fixed income, credit risk was rewarded as exhibited by the outperformance of high yield issues relative to investment grade credits, and both categories substantially outperformed U.S. Treasuries.
     Within the real asset category, REITS enjoyed a substantial snap-back off significant weakness in 2008.
     All of the funds that comprise the Fund’s 65% fixed income component were positive absolute contributors to performance over the period. Notable contributors on both an absolute and relative basis within the fixed income component were AIM High Yield Fund

Portfolio Composition

	Target	% of Total Net Assets
Asset Class	Allocation	As of 12/31/09

Intermediate Term Taxable Investment Grade	38.00%	35.81%

International Blend	5.00	5.09

Large Cap Blend	15.00	15.73

Real Estate	7.00	7.78

Sector	8.00	7.99

Short Term Taxable Investment Grade	6.00	5.47

Taxable Non Investment Grade	21.00	22.13

Total Net Assets	$78.0 million

4 AIM Income Allocation Fund

and AIM Floating Rate Fund. Both benefited from tightening credit spreads resulting from an easing of fears about an extended credit crisis and lower actual default rates than had been priced into the markets earlier in the year.
AIM U.S. Government Fund was the largest relative detractor from performance for the period as concerns over the large amount of government debt issuance, questions about the quality of mortgages in collateralized mortgage obligation pools and questions about the future appetite for, or marketability of, both of these instruments came into question and pressured returns.
     All of the funds that comprise the Fund’s 35% equity component were absolute contributors to performance as significant global fiscal and monetary stimulus and a return of investors’ willingness to accept risk helped to buoy equity prices. AIM Diversified Dividend Fund and AIM Select Real Estate Income Fund were the largest contributors to absolute performance.
     AIM Diversified Dividend Fund and AIM Utilities Fund were the largest detractors to relative equity performance when compared with the components of the Fund’s custom style-specific index. AIM Diversified Dividend Fund’s lower performance was largely attributable to having relatively lower exposure to mid-cap stocks that experienced a stronger rebound off of the market lows, and which are represented in the equity component of the custom benchmark.
     AIM Utilities Fund’s relatively lower performance stemmed from the defensive nature of the utilities sector, whereas the best performance among equities occurred in more cyclical sectors such as information technology and consumer discretionary.
     Finally, the annual rebalancing of the underlying funds to their target investment percentages was completed in May 2009.
     We remain committed to our asset allocation strategies, and as always, we thank you for your continued investment in AIM Income Allocation Fund.

1	U.S. Federal Reserve

2	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Gary Wendler
Director of Product Strategy and Investment Services, is manager of AIM Income Allocation Fund. He began his career in the investment industry in 1986 and joined Invesco Aim in 1995. Mr. Wendler earned a B.B.A. in finance from Texas A&M University.

5 AIM Income Allocation Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Classes since Inception
Fund and index data from 10/31/05

1	Invesco Aim, Lipper Inc.

2	Lipper Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 AIM Income Allocation Fund

Average Annual Total Returns
As of 12/31/09, including maximum applicable sales charges

Class A Shares

Inception (10/31/05)	2.15%

1 Year	14.19

Class B Shares

Inception (10/31/05)	2.37%

1 Year	14.87

Class C Shares

Inception (10/31/05)	2.78%

1 Year	18.87

Class R Shares

Inception (10/31/05)	3.31%

1 Year	20.47

Class Y Shares

Inception	3.62%

1 Year	20.95

Institutional Class Shares

Inception (10/31/05)	3.80%

1 Year	20.95
Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is October 31, 2005.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 0.99%, 1.74%, 1.74%, 1.24%, 0.74% and 0.75%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.38%, 2.13%, 2.13%, 1.63%, 1.13% and 1.07%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/ or reimbursed expenses, performance would have been lower.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.62% for AIM Income Allocation Fund.

2	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2011. See current prospectus for more information.

7 AIM Income Allocation Fund

AIM Income Allocation Fund’s investment objective is a high level of current income with growth of capital as a secondary objective.
■	Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.
Principal risks of
investing in the Fund
■	The values of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted.

■	Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

■	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk — the risk that the other party will not complete the transaction with the Fund.

■	Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar.
Transaction costs are often higher, and there may be delays in settlement procedures.

■	Dollar-roll transactions involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase them, or that the other party may default on its obligation such that the Fund is delayed or prevented from completing the transaction.

■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

■	The Fund pursues its investment objectives by investing its assets in other underlying AIM funds rather than investing directly in stocks, bonds, cash or other investments. The Fund’s investment performance depends on the investment performance of the underlying funds. There is risk that the adviser’s evaluations and assumptions regarding the Fund’s broad asset classes or the underlying funds may be incorrect based on actual market conditions, or that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and the performance of the underlying funds may be lower than that of the asset classes they represent. The underlying funds may change their investment objectives or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investments from the underlying funds at an unfavorable time. The adviser has the ability to select and substitute the underlying funds in which the Fund invests and may be subject to potential conflicts of interest in selecting underlying funds because it may receive higher fees from certain underlying funds than others. However, as a fiduciary of the Fund, the adviser is required to act in the Fund’s best interest when selecting the underlying funds. Because the Fund is a fund of funds, it is subject to the risks associated with the underlying funds in which it invests. There are additional risks of investing in the underlying funds.

■	High-coupon, U.S. government agency mortgage-backed securities provide a higher coupon than current prevailing market interest rates, and the Fund may purchase such securities at a premium. If these securities experience a faster-than-expected principal prepayment rate, both the market value and income from such securities will decrease.

■	Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions, and the secondary markets in which lower rated securities are traded may be less liquid than higher grade securities. The loans in which the Fund may invest are typically noninvestment-grade and involve a greater risk of default on interest and principal payments and of price changes due to the changes in the credit quality of the issuer.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

■	Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	ALAAX
Class B Shares	BLIAX
Class C Shares	CLIAX
Class R Shares	RLIAX
Class Y Shares	ALAYX
Institutional Class Shares	ILAAX

8 AIM Income Allocation Fund

■	Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

■	A majority of the Fund’s assets are likely to be invested in loans and securities that are less liquid than those rated on national exchanges.

■	Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions.

■	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.

■	The prices of securities held by the Fund may decline in response to market risks.

■	The Fund may invest in mortgage- and asset-backed securities. These securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid.

■	Nondiversification increases the risk that the value of the Fund’s shares may vary more widely, and the Fund may be subject to greater investment and credit risk than if it invested more broadly.

■	The ability of an issuer of a floating rate loan or debt security to repay principal prior to maturity can limit the potential for gains by the Fund.

■	Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets.

■	Reinvestment risk is the risk that a bond’s cash flows will be reinvested at an interest rate below that of the original bond.

■	Reverse repurchase agreements and dollar-roll transactions involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase them, or that the other party may default on its obligation such that the Fund is delayed or prevented from completing the transaction.
■	To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

■	The Fund may use enhanced investment techniques such as short sales. Short sales carry the risk of buying a security back at a higher price at which the Fund’s exposure is unlimited.

■	The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

■	The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. government that may vary in the level of support they receive from the U.S. government. The U.S. government may choose not to provide financial support to U.S.-government-sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the fund holding securities of such an issuer might not be able to recover its investment from the U.S. government.

■	Government regulation, difficulty in obtaining adequate financing and investment return, environmental issues, fuel prices for generation of electricity, natural gas availability, power marketing and trading risks, and risks associated with nuclear power facilities may adversely affect the market value of the Fund’s holdings.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Custom Income Allocation Index, created by Invesco Aim to serve as a benchmark for AIM Income Allocation Fund, is composed of the following indexes: Russell 3000®, MSCI EAFE®, FTSE NAREIT Equity REITs and Barclays Capital U.S. Universal. The composition of the index may change from time to time based on the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the Fund. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

9 AIM Income Allocation Fund

Schedule of Investments

December 31, 2009

AIM Income Allocation Fund
Schedule of Investments in Affiliated Issuers–100.01%(a)

					Change in
	% of				Unrealized
	Net	Value	Purchases	Proceeds	Appreciation	Realized	Dividend	Shares	Value
	Assets	12/31/08	at Cost	from Sales	(Depreciation)	Gain (Loss)	Income	12/31/09	12/31/09

Domestic Equity Funds–23.65%
AIM Diversified Dividend Fund	15.68%	$9,764,054	$2,381,003	$(2,007,613)	$3,140,396	$(1,039,680)	$249,418	1,126,902	$12,238,160

AIM Utilities Fund	7.97%	4,947,975	1,703,979	(1,035,534)	898,040	(293,832)	181,385	429,305	6,220,628

Total Domestic Equity Funds		14,712,029	4,084,982	(3,043,147)	4,038,436	(1,333,512)	430,803	1,556,207	18,458,788

Fixed-Income Funds–63.52%
AIM Core Bond Fund	16.51%	14,066,066	1,925,163	(3,221,306)	833,003	(720,633)	682,983	1,473,947	12,882,293

AIM Floating Rate Fund	7.10%	4,262,242	877,560	(1,138,725)	1,992,678	(453,060)	329,171	753,836	5,540,695

AIM High Yield Fund	15.10%	9,122,687	2,080,023	(2,815,620)	4,352,863	(954,643)	1,086,427	2,938,980	11,785,310

AIM Income Fund	8.28%	6,453,158	1,015,532	(1,221,059)	668,914	(452,179)	407,765	1,343,943	6,464,366

AIM International Total Return Fund	4.75%	4,303,298	418,810	(1,175,455)	115,746	49,722	57,289	321,938	3,705,509

AIM Short Term Bond Fund	5.47%	4,971,157	625,057	(1,332,597)	217,570	(210,712)	199,166	494,268	4,270,475

AIM U.S. Government Fund	6.31%	6,707,209	758,893	(2,273,760)	(319,189)	48,067	262,021	559,230	4,921,220

Total Fixed-Income Funds		49,885,817	7,701,038	(13,178,522)	7,861,585	(2,693,438)	3,024,822	7,886,142	49,569,868

Foreign Equity Funds–5.08%
AIM International Core Equity Fund	5.08%	2,792,639	991,360	(630,556)	1,212,070	(401,198)	87,261	371,191	3,964,315

Real Estate Funds–7.76%
AIM Select Real Estate Income Fund	7.76%	3,875,393	1,765,040	(900,834)	1,856,853	(540,056)	207,261	849,424	6,056,396

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $85,926,040)	100.01%	$71,265,878	$14,542,420	$(17,753,059)	$14,968,944(b )	$(4,968,204)	$3,750,147		$78,049,367

OTHER ASSETS LESS LIABILITIES	(0.01)%								(31,994)

NET ASSETS	100.00%								$78,017,373

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Institutional Class shares of the mutual funds listed.
(b)	Includes $6,612 of return of capital from AIM International Total Return Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Income Allocation Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments in affiliated underlying funds, at value (Cost $85,926,040)	$78,049,367

Receivables for:
Investments sold	4,028

Fund shares sold	214,385

Dividends	144

Investment for trustee deferred compensation and retirement plans	6,782

Other assets	26,573

Total assets	78,301,279

Liabilities:
Payables for:
Fund shares reacquired	175,147

Accrued fees to affiliates	58,657

Accrued other operating expenses	40,157

Trustee deferred compensation and retirement plans	9,945

Total liabilities	283,906

Net assets applicable to shares outstanding	$78,017,373

Net assets consist of:
Shares of beneficial interest	$95,240,745

Undistributed net investment income	145,771

Undistributed net realized gain (loss)	(9,492,470)

Unrealized appreciation (depreciation)	(7,876,673)

$78,017,373

Net Assets:
Class A	$49,394,468

Class B	$6,573,465

Class C	$20,859,418

Class R	$720,535

Class Y	$459,371

Institutional Class	$10,116

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	5,411,671

Class B	719,654

Class C	2,283,188

Class R	78,891

Class Y	50,320

Institutional Class	1,108

Class A:
Net asset value per share	$9.13

Maximum offering price per share (Net asset value of $9.13 divided by 94.50%)	$9.66

Class B:
Net asset value and offering price per share	$9.13

Class C:
Net asset value and offering price per share	$9.14

Class R:
Net asset value and offering price per share	$9.13

Class Y:
Net asset value and offering price per share	$9.13

Institutional Class:
Net asset value and offering price per share	$9.13

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Income Allocation Fund

Statement of Operations

For the year ended December 31, 2009

Investment income:
Dividends from affiliated underlying funds	$3,750,147

Expenses:
Administrative services fees	50,000

Custodian fees	7,999

Distribution fees:
Class A	113,108

Class B	65,463

Class C	191,315

Class R	2,646

Transfer agent fees — A, B, C, R and Y	134,005

Transfer agent fees — Institutional	8

Trustees’ and officers’ fees and benefits	22,026

Registration and filing fees	68,477

Professional services fees	39,270

Other	34,431

Total expenses	728,748

Less: Expenses reimbursed and expense offset arrangement(s)	(334,922)

Net expenses	393,826

Net investment income	3,356,321

Realized and unrealized gain (loss) from:
Net realized gain (loss) on sales of affiliated underlying fund shares	(4,968,204)

Change in net unrealized appreciation of affiliated underlying fund shares	14,968,944

Net gain from affiliated underlying funds	10,000,740

Net increase in net assets resulting from operations	$13,357,061

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM Income Allocation Fund

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$3,356,321	$4,847,664

Net realized gain (loss)	(4,968,204)	(4,368,548)

Change in net unrealized appreciation (depreciation)	14,968,944	(18,848,430)

Net increase (decrease) in net assets resulting from operations	13,357,061	(18,369,314)

Distributions to shareholders from net investment income:
Class A	(2,237,128)	(3,143,927)

Class B	(270,350)	(477,083)

Class C	(792,754)	(1,163,258)

Class R	(25,524)	(24,319)

Class Y	(19,252)	(4,944)

Institutional Class	(540)	(652)

Total distributions from net investment income	(3,345,548)	(4,814,183)

Distributions to shareholders from net realized gains:
Class A	—	(1,150,854)

Class B	—	(203,257)

Class C	—	(472,679)

Class R	—	(9,077)

Institutional Class	—	(195)

Total distributions from net realized gains	—	(1,836,062)

Share transactions–net:
Class A	(912,208)	(717,053)

Class B	(1,466,926)	(1,535,563)

Class C	(1,093,605)	649,784

Class R	222,892	157,929

Class Y	166,277	257,264

Institutional Class	(3,183)	4,772

Net increase (decrease) in net assets resulting from share transactions	(3,086,753)	(1,182,867)

Net increase (decrease) in net assets	6,924,760	(26,202,426)

Net assets:
Beginning of year	71,092,613	97,295,039

End of year (includes undistributed net investment income of $145,771 and $134,998, respectively)	$78,017,373	$71,092,613

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM Income Allocation Fund (the “Fund”) is a series portfolio of AIM Growth Series (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to achieve a high level of current income with growth of capital as a secondary objective. The Fund is a “fund of funds”, in that it invests in the Institutional Class of other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”). The

13        AIM Income Allocation Fund

Adviser may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are available upon request.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Investments in underlying funds are valued at the end of the day net asset value per share.
Securities in the underlying funds, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized gains on the ex-

14        AIM Income Allocation Fund

dividend date. Interest income is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.
Fees provided for under the Rule 12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.
  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  Effective July 1, 2009, Invesco has contractually agreed, through at least April 30, 2011 to reimburse expenses of all shares to the extent necessary to limit total annual operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 0.28%, 1.03%, 1.03%, 0.53%, 0.03% and 0.03% of average daily net assets, respectively. Prior to July 1, 2009, Invesco had contractually agreed to reimburse expenses of all shares to the extent necessary to limit other expenses (excluding 12b-1 plan payments and certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 0.03% of average daily net assets, respectively. In determining Invesco’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items; (5) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (6) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time.
  Acquired Fund Fees and Expenses are not fees and expenses incurred by the Funds directly but are fees and expenses, including management fees, of the investment companies in which the Funds invest. As a result, the net operating expenses will exceed the expense limits above. You incur these expenses indirectly through the valuation of each Fund’s investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total return of the Funds.
  For the year ended December 31, 2009, Invesco reimbursed fund level expenses of $200,698 and reimbursed class level expenses of $83,504, $12,082, $35,310, $978, $676 and $7 of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.

15        AIM Income Allocation Fund

  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2009, Invesco Ltd. reimbursed expenses of the Fund in the amount of $210.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2009, IADI advised the Fund that IADI retained $25,533 in front-end sales commissions from the sale of Class A shares and $0, $11,508, $2,238 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.
  The underlying funds pay no distribution fees and the Fund pays no sales loads or other similar compensation to ADI for acquiring underlying fund shares.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

	Level 1	Level 2	Level 3	Total

Equity Securities	$78,049,367	$—	$—	$78,049,367

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,457.

16        AIM Income Allocation Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2009, the Fund paid legal fees of $2,934 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2009 and 2008:

	2009	2008

Ordinary income	$3,345,548	$4,815,274

Long-term capital gain	—	1,834,971

Total distributions	$3,345,548	$6,650,245

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$156,234

Net unrealized appreciation (depreciation) — investments	(13,398,949)

Temporary book/tax differences	(10,464)

Capital loss carryforward	(3,970,193)

Shares of beneficial interest	95,240,745

Total net assets	$78,017,373

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$1,851,625

December 31, 2017	2,118,568

Total capital loss carryforward	$3,970,193

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

17        AIM Income Allocation Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2009 was $14,542,420 and $17,753,059, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$455,173

Aggregate unrealized (depreciation) of investment securities	(13,854,122)

Net unrealized appreciation (depreciation) of investment securities	$(13,398,949)

Cost of investments for tax purposes is $91,448,316.

NOTE 9—Share Information

	Summary of Share Activity

	Year ended December 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Class A	1,545,536	$12,867,824	1,902,491	$18,812,848

Class B	219,021	1,817,135	328,976	3,228,801

Class C	738,508	6,084,823	948,129	9,044,674

Class R	36,384	307,472	39,496	392,772

Class Y(b)	29,493	240,316	32,396	279,880

Institutional Class	—	—	1,097	9,000

Issued as reinvestment of dividends:
Class A	222,610	1,848,069	386,392	3,608,675

Class B	28,818	238,250	61,999	581,282

Class C	78,132	649,015	145,162	1,356,553

Class R	2,967	24,844	3,614	33,397

Class Y	2,216	18,704	633	4,944

Institutional Class	65	540	93	847

Automatic conversion of Class B shares to Class A shares:
Class A	193,059	1,576,358	205,573	1,977,769

Class B	(193,011)	(1,576,358)	(205,580)	(1,977,769)

Reacquired:
Class A(b)	(2,079,211)	(17,204,459)	(2,642,845)	(25,116,345)

Class B	(237,900)	(1,945,953)	(358,574)	(3,367,877)

Class C	(963,748)	(7,827,443)	(1,045,915)	(9,751,443)

Class R	(13,218)	(109,424)	(27,512)	(268,240)

Class Y	(10,888)	(92,743)	(3,530)	(27,560)

Institutional Class	(459)	(3,723)	(657)	(5,075)

Net increase (decrease) in share activity	(401,626)	$(3,086,753)	(228,562)	$(1,182,867)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 22% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	17,643	$157,548

Class A	(17,643)	(157,548)

18        AIM Income Allocation Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net		Ratio of net
	Net asset			(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	Net		securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	gains	Distributions	of period	Return(a)	(000s omitted)	absorbed(b)		absorbed		net assets		turnover(c)

Class A
Year ended 12/31/09	$7.94	$0.41	(d)	$1.19	$1.60	$(0.41)	$—	$(0.41)	$9.13	20.80%	$49,394	0.28	%(e)	0.74	%(e)	4.94	%(e)	20%
Year ended 12/31/08	10.60	0.55	(d)	(2.46)	(1.91)	(0.55)	(0.20)	(0.75)	7.94	(18.88)	43,926	0.28		0.67		5.69		27
Year ended 12/31/07	10.85	0.54	(d)	(0.17)	0.37	(0.47)	(0.15)	(0.62)	10.60	3.40	60,193	0.28		0.70		4.92		10
Year ended 12/31/06	10.12	0.39		0.75	1.14	(0.39)	(0.02)	(0.41)	10.85	11.48	21,022	0.29		1.96		4.86		21
Year ended 12/31/05(f)	10.03	0.11	(d)	0.13	0.24	(0.15)	—	(0.15)	10.12	2.35	1,634	0.29	(g)	20.85	(g)	6.45	(g)	0.99

Class B
Year ended 12/31/09	7.95	0.35	(d)	1.18	1.53	(0.35)	—	(0.35)	9.13	19.74	6,573	1.03	(e)	1.49	(e)	4.19	(e)	20
Year ended 12/31/08	10.61	0.48	(d)	(2.46)	(1.98)	(0.48)	(0.20)	(0.68)	7.95	(19.46)	7,177	1.03		1.42		4.94		27
Year ended 12/31/07	10.86	0.46	(d)	(0.17)	0.29	(0.39)	(0.15)	(0.54)	10.61	2.62	11,412	1.03		1.45		4.17		10
Year ended 12/31/06	10.12	0.31		0.76	1.07	(0.31)	(0.02)	(0.33)	10.86	10.74	6,018	1.04		2.71		4.11		21
Year ended 12/31/05(f)	10.03	0.10	(d)	0.12	0.22	(0.13)	—	(0.13)	10.12	2.17	210	1.04	(g)	21.60	(g)	5.70	(g)	0.99

Class C
Year ended 12/31/09	7.95	0.35	(d)	1.19	1.54	(0.35)	—	(0.35)	9.14	19.87	20,859	1.03	(e)	1.49	(e)	4.19	(e)	20
Year ended 12/31/08	10.61	0.48	(d)	(2.46)	(1.98)	(0.48)	(0.20)	(0.68)	7.95	(19.47)	19,324	1.03		1.42		4.94		27
Year ended 12/31/07	10.86	0.46	(d)	(0.17)	0.29	(0.39)	(0.15)	(0.54)	10.61	2.62	25,286	1.03		1.45		4.17		10
Year ended 12/31/06	10.12	0.31		0.76	1.07	(0.31)	(0.02)	(0.33)	10.86	10.74	9,905	1.04		2.71		4.11		21
Year ended 12/31/05(f)	10.03	0.10	(d)	0.12	0.22	(0.13)	—	(0.13)	10.12	2.17	521	1.04	(g)	21.60	(g)	5.70	(g)	0.99

Class R
Year ended 12/31/09	7.95	0.39	(d)	1.18	1.57	(0.39)	—	(0.39)	9.13	20.34	721	0.53	(e)	0.99	(e)	4.69	(e)	20
Year ended 12/31/08	10.61	0.52	(d)	(2.45)	(1.93)	(0.53)	(0.20)	(0.73)	7.95	(19.06)	419	0.53		0.92		5.44		27
Year ended 12/31/07	10.86	0.51	(d)	(0.17)	0.34	(0.44)	(0.15)	(0.59)	10.61	3.14	394	0.53		0.95		4.67		10
Year ended 12/31/06	10.11	0.43		0.70	1.13	(0.36)	(0.02)	(0.38)	10.86	11.41	107	0.54		2.21		4.61		21
Year ended 12/31/05(f)	10.03	0.11	(d)	0.11	0.22	(0.14)	—	(0.14)	10.11	2.20	51	0.54	(g)	21.10	(g)	6.20	(g)	0.99

Class Y
Year ended 12/31/09	7.94	0.44	(d)	1.18	1.62	(0.43)	—	(0.43)	9.13	21.10	459	0.03	(e)	0.49	(e)	5.19	(e)	20
Year ended 12/31/08(f)	8.93	0.12	(d)	(0.94)	(0.82)	(0.17)	—	(0.17)	7.94	(9.14)	234	0.03	(g)	0.57	(g)	5.94	(g)	27

Institutional Class
Year ended 12/31/09	7.94	0.43	(d)	1.19	1.62	(0.43)	—	(0.43)	9.13	21.10	10	0.04	(e)	0.39	(e)	5.18	(e)	20
Year ended 12/31/08	10.60	0.56	(d)	(2.44)	(1.88)	(0.58)	(0.20)	(0.78)	7.94	(18.67)	12	0.04		0.36		5.93		27
Year ended 12/31/07	10.85	0.57	(d)	(0.17)	0.40	(0.50)	(0.15)	(0.65)	10.60	3.66	10	0.03		0.33		5.17		10
Year ended 12/31/06	10.11	0.53		0.65	1.18	(0.42)	(0.02)	(0.44)	10.85	11.87	57	0.03		1.58		5.11		21
Year ended 12/31/05(f)	10.03	0.12	(d)	0.11	0.23	(0.15)	—	(0.15)	10.11	2.29	51	0.04	(g)	20.58	(g)	6.70	(g)	0.99

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.62%, 0.71%, 0.69%, 0.64% and 0.69% for the years ended December 31, 2009, December 31, 2008, December 31, 2007, December 31, 2006 and the period October 31, 2005 (commencement date) to December 31, 2005, respectively.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Calculated using average shares outstanding.
(e)	Ratios are based on average daily net assets (000’s omitted) of $45,243, $6,546, $19,131, $529, $366 and $11 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of October 31, 2005 for Class A, Class B, Class C, Class R and Institutional Class shares and October 3, 2008 for Class Y shares, respectively.
(g)	Annualized.

19        AIM Income Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series
and Shareholders of AIM Income Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Income Allocation Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodians, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2010
Houston, Texas

20        AIM Income Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009, through December 31, 2009.
  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2]	Ratio
A	$1,000.00	$1,143.20	$1.51	$1,023.79	$1.43	0.28%

B	1,000.00	1,138.70	5.55	1,020.01	5.24	1.03

C	1,000.00	1,138.70	5.55	1,020.01	5.24	1.03

R	1,000.00	1,143.00	2.86	1,022.53	2.70	0.53

Y	1,000.00	1,144.60	0.16	1,025.05	0.15	0.03

Institutional	1,000.00	1,144.70	0.22	1,025.00	0.20	0.04

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21        AIM Income Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2009:

Federal and State Income Tax

Qualified Dividend Income*	15.15%
Corporate Dividends Received Deduction*	12.72%
U.S. Treasury Obligations*	1.46%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22        AIM Income Allocation Fund

Trustees and Officers
The address of each trustee and officer of AIM Growth Series (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Name, Year of Birth and	or Officer	During Past 5 Years	Held by Trustee
Position(s) Held with the Trust	Since

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co- Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC
		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	1985	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Name, Year of Birth and	or Officer	During Past 5 Years	Held by Trustee
Position(s) Held with the Trust	Since

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®
		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds® Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.) Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A
		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®
		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A
		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees
Kramer, Levin, Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Aim Distributors, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173
Transfer Agent
Invesco Aim Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street, Suite 2900
Houston, TX 77002-5678
Custodian
State Street Bank and Trust Company
225 Franklin
Boston, MA 02110-2801

T-2

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website — invescoaim.com. More detail is available to you at that site.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. In the Financial Products box, click on Mutual Funds; then, in the Fund Information box, select Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
     If used after April 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

invescoaim.com	INCAL-AR-1	Invesco Aim Distributors, Inc.

Effective November 4, 2009, the AIM Independence Funds were renamed AIM Balanced-Risk Retirement Funds.

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
16	Long-Term Fund Performance
28	Supplemental Information
31	Schedule of Investments
37	Financial Statements
42	Notes to Financial Statements
56	Financial Highlights
62	Auditor’s Report
63	Fund Expenses
66	Tax Information
67	Proxy Results
T-1	Trustees and Officers

Letters to Shareholders
Philip Taylor
Dear Shareholders:
While the year ended December 31, 2009, was difficult, economic conditions and market trends appeared more favorable at the close of the year than at its start. Calendar year 2009 began amid a sharp stock market sell off that continued until March, when an abrupt market rebound began.

Increased communication
This volatility prompted a greater than usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com. Your questions, comments and suggestions gave me better insight into what was on your minds.
     As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch and share our views with you. We increased the number of “Investment Perspectives” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
     To access your Fund’s latest quarterly commentary, click on “Mutual Funds” inside the “Financial Products” box. Then, in the “Fund Information” box, click on “Quarterly Commentary” and select your Fund.
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward – often anticipating economic improvement or deterioration well before it arrives.
     U.S. gross domestic product (GDP) contracted in the final two quarters of 2008 and the first two quarters of 2009. But GDP expanded in the third quarter of 2009 at an annualized rate of 2.2%, the strongest rate of growth in two years.1
     In December 2009, the U.S. Federal Reserve (the Fed) cited signs that economic activity was picking up2:
■	The housing sector shows some signs of recent improvement.

■	Household spending appears to be expanding moderately, despite high unemployment, modest income growth and tight credit.

■	Businesses continue to cut back on fixed investment, albeit at a slower pace than previously.
     Nonetheless, unemployment continued to cast a pall over empirical evidence showing that the U.S. economy was improving. The unemployment rate rose from 7.7% to 10.0% in 20093 – and those who remained employed worried about their job security.
     As a result, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007 and just 2.7% in 2008.1 That same estimate suggests Americans saved 3.7%, 5.4% and 4.5% of their disposable personal income in the first, second and third quarters of 2009, respectively.1
     Many families have decided that spending less and saving more makes sense – and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds have historically often been followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more – particularly over a long time horizon and in periods of economic hardship – it really is a reliable way to build an investment portfolio.
     If you’ve decided to save and invest more, it’s important that you work with an experienced, trusted financial adviser. A financial adviser can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest4 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 Bureau of Economic Analysis; 2 U.S. Federal Reserve; 3 Bureau of Labor Statistics; 4 Pensions & Investments

2 AIM Balanced-Risk Retirement Funds

Bruce Crockett
Dear Fellow Shareholders:
By all accounts, 2009 was a challenging year for all of us. Although the economy and financial markets whipsawed us through much of last year, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
     Perhaps the most valuable takeaway from 2009 is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees – Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting – whose members exercise oversight to maintain the AIM Funds “Investor First” orientation.)
     To that end, some of you may have seen it reported in October 2009 that Invesco will assume the management of the Van Kampen family of mutual funds as well as the Morgan Stanley retail funds. The closing will be later this year and we view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

3 AIM Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – AIM Balanced-Risk Retirement Now Fund
Capital markets provided a study in contrasts over the fiscal year. For the majority of the first quarter, riskier assets were punished as the bear market of 2008 spilled over into 2009. During this time, assets perceived as safe havens, such as government bonds, performed well. However, in March 2009, markets began a recovery that propelled strong gains for riskier assets that had suffered during the market downturn. This recovery extended through the end of the year. Against this backdrop, AIM Balanced-Risk Retirement Now Fund, at net asset value, underperformed the broad market S&P 500 Index and the Custom Balanced-Risk Retirement Now Index, which approximates the performance of the types of holdings owned by the Fund’s underlying funds.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	14.53%

Class B Shares	13.66

Class C Shares	13.67

Class R Shares	14.38

Class Y Shares	14.82

Institutional Class Shares	14.82

Custom Balanced-Risk Allocation Broad Index▼ (Broad Market Index)	18.40

S&P 500 Index▪ (Former Broad Market Index)	26.47

Custom Balanced-Risk Retirement Now Index▼ (Style-Specific Index)	15.65

Custom Independence Now Index▼ (Former Style-Specific Index)	15.80

Lipper Mixed-Asset Target Allocation Conservative Funds Index▪ (Peer Group Index)	20.04

▼	Invesco, Lipper Inc.; ▪ Lipper Inc.

How we invest
On November 4, 2009, AIM Independence Now Fund experienced a portfolio management, name and strategy change. The Fund’s new name became AIM Balanced-Risk Retirement Now Fund. The following is a discussion of the previous strategy employed and a description of the new strategy for the Fund.
     AIM Balanced-Risk Retirement Now Fund is structured for investors who are in retirement or who are looking for a real return strategy. The Fund operates under a target maturity structure, which automatically redistributes holdings among the underlying products to become more conservative as the Fund approaches the target date. During the reporting period, the Fund underwent a shift in strategy. From the beginning of the reporting period through November 4, 2009, the Fund (under its former name) employed the previous strategy that followed a three-step process. The first step was to determine AIM Independence Now Fund’s asset allocation strategy from among broad asset classes based on the Fund’s target retirement date. The second step was to select the underlying funds to be held by the Fund and to determine the target weightings of such underlying funds. The third step was the ongoing monitoring of the Fund’s asset class allocations, underlying funds and target weightings.
     The portfolio management team monitored the selection of underlying funds to ensure that they conformed to AIM Independence Now Fund’s asset

Portfolio Composition

% of Total Net Assets
Asset Class	As of 12/31/09*

Equities	18.52%

Fixed Income	59.05

Commodities	12.94

Cash	40.00

*	Due to the use of leverage in the underlying fund, AIM Balanced-Risk Allocation Fund, the percentages may not equal 100%.

Total Net Assets	$2.5 million

Fund Nasdaq Symbols

Class A Shares	IANAX
Class B Shares	IANBX
Class C Shares	IANCX
Class R Shares	IANRX
Class Y Shares	IANYX
Institutional Class Shares	IANIX

class allocations and would periodically rebalance the Fund’s investments in underlying funds to keep them within their target weightings, and on the glide path for the Fund that gradually shifted into more conservative assets as the target date drew near.
     The new strategy under the new Fund name, AIM Balanced-Risk Retirement Now Fund, uses a combination of AIM Balanced-Risk Allocation Fund and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy.
     AIM Balanced-Risk Allocation Fund, which is held by AIM Balanced-Risk Retirement Now Fund, employs a total return asset allocation strategy that invests in equity, bond and commodity markets. The fund uses a long-only, proprietary risk-balanced investment process that seeks to provide greater capital loss protection than traditional balanced portfolios. It is comprised of asset classes that are expected to perform differently during a variety of economic environments, and uses active positioning – a tactical asset allocation strategy – in striving to enhance returns. The fund gains access to the underlying markets in which it invests through the use of derivatives and other financially linked instruments that provide leveraged exposure, liquidity and transparency.
     AIM Balanced-Risk Retirement Now Fund’s allocation reflects its post-glide path state in which the Fund is comprised of 60% AIM Balanced-Risk Allocation Fund and 40% affiliated money market funds. The goal of this allocation is to produce a real return for investors who have either met – or exceeded – their target date.
     We believe AIM Balanced-Risk Retirement Now Fund’s new strategy can help address concerns investors have in the retirement stage of their investing life.
     For investors in retirement, primary concerns include preserving purchasing power, combating the effects of inflation and having little-to-no ability to offset losses with additional contributions. To address these concerns, AIM Balanced-Risk Retirement Now Fund maintains the real return strategy of 60% AIM Balanced-Risk Allocation Fund and 40% affiliated money markets.

4 AIM Balanced-Risk Retirement Funds

Market conditions and your Fund
While global economic growth remained weak in the aftermath of the credit crisis and the path of future growth remained uncertain, investors’ improving risk appetite – combined with significant global fiscal and monetary stimulus – resulted in a significant market rally across riskier assets beginning in March 2009 and running through the remainder of the fiscal year.
     Generally speaking, in stark contrast to market behavior in 2008, asset classes exhibiting riskier profiles experienced higher returns relative to lower risk asset classes, consistent with the type of performance experienced coming out of previous recessions.
     Equities were up strongly across the board with international equities generally outperforming domestic equities, and emerging equities generally outperforming those of developed countries.
     Historically low short-term interest rates1 made most assets more attractive than cash. Long-term U.S. Treasury yields remained low by historical standards and inflation declined over the last year.
     Within fixed income, credit risk was rewarded as exhibited by the outperformance of high yield issues relative to investment-grade credits, with both categories substantially outperforming U.S. Treasuries.
     Within the real asset category, REITs experienced a substantial snap-back off of significant weakness in 2008.
     Despite being added late in the period, AIM Balanced-Risk Allocation Fund had a significant positive absolute effect on AIM Balanced-Risk Retirement Now Fund’s performance due to its weight in the portfolio and the continued recovery in the markets in which that fund invests. AIM Core Bond Fund was also an absolute contributor due to its weight in the portfolio as well as the subsiding of the credit crisis. A notable absolute and relative contributor was AIM Floating Rate Fund which benefited from tightening spreads relative to Treasury bonds and the subsiding of the credit crisis.
     There were no absolute return detractors during the reporting period. Relative detractors to Fund performance when compared to the custom index included AIM U.S. Government Fund and PowerShares FTSE RAFI US 1000 Portfolio. AIM U.S. Government Fund’s relative underperformance was largely due to investors’ general preference for issues with credit risk characteristics as opposed to safer government issues. PowerShares FTSE RAFI US 1000 Portfolio’s underperformance was partly due to its lower exposure to mid-cap stocks which experienced stronger performance during the recovery and are represented in the benchmark used to measure domestic equity performance.
     We continue to advocate that investors work with a financial adviser. We thank you for your continued investment in AIM Balanced-Risk Retirement Now Fund.

1	U.S. Federal Reserve
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk Retirement Now Fund. He is chief investment officer of Invesco Global Asset Allocation. Mr. Wolle began his investment career in 1991 and joined Invesco in 1999. Mr. Wolle earned a B.S. from Virginia Polytechnic Institute and State University, graduating magna cum laude. He earned an M.B.A. from the Fuqua School of Business at Duke University, where he earned the distinction of Fuqua Scholar.
Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk Retirement Now Fund. He began his investment career in 1985 and joined Invesco in 2000. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. from the Fuqua School of Business at Duke University with a concentration in finance and real estate.
Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk Retirement Now Fund. He began his investment career in 1996 and joined Invesco in 1998. Mr. Devine earned a B.A. from Wake Forest University and an M.B.A. from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk Retirement Now Fund. He began his investment career in 1992 and joined Invesco in 1994. Mr. Hixon earned a B.B.A. in finance and graduated magna cum laude from Georgia Southern University. He earned an M.B.A. in finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk Retirement Now Fund. He began his investment career in 1987 and joined Invesco in 2000. Mr. Ulrich earned the equivalent of a B.B.A. from the KV Zurich Business School in Zurich, Switzerland.
Assisted by the Global Asset Allocation Team

5 AIM Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – AIM Balanced-Risk Retirement 2010 Fund
Capital markets provided a study in contrasts over the fiscal year. For the majority of the first quarter, riskier assets were punished as the bear market of 2008 spilled over into 2009. During this time, assets perceived as safe havens, such as government bonds, performed well. However, in March, markets began a recovery that propelled strong gains for riskier assets that had suffered during the market downturn. This recovery extended through the end of the year. Against this backdrop, AIM Balanced-Risk Retirement 2010 Fund, at net asset value, underperformed the broad market S&P 500 Index and the Custom Balanced-Risk Retirement 2010 Index, which approximates the performance of the types of holdings owned by the Fund’s underlying funds.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	15.44%

Class B Shares	14.64

Class C Shares	14.49

Class R Shares	15.11

Class Y Shares	15.64

Institutional Class Shares	15.75

Custom Balanced-Risk Allocation Broad Index▼ (Broad Market Index)	18.40

S&P 500 Index▪ (Former Broad Market Index)	26.47

Custom Balanced-Risk Retirement 2010 Index▼ (Style-Specific Index)	16.44

Custom Independence 2010 Index▼ (Former Style-Specific Index)	16.65

Lipper Mixed-Asset Target 2010 Funds Index▪ (Peer Group Index)	21.58

▼	Invesco, Lipper Inc.; ▪ Lipper Inc.

How we invest
On November 4, 2009, AIM Independence 2010 Fund experienced a portfolio management, name and strategy change. The Fund’s new name became AIM Balanced-Risk Retirement 2010 Fund. The following is a discussion of the previous strategy employed and a description of the new strategy for the Fund.
     AIM Balanced-Risk Retirement 2010 Fund is structured for investors whose target retirement date is around the year 2010. The Fund operates under a target maturity structure, which automatically redistributes holdings among the underlying products to become more conservative as the Fund approaches the target date. During the reporting period, the Fund underwent a shift in strategy. From the beginning of the reporting period through November 4, 2009, the
Fund (under its former name) employed the previous strategy that followed a three-step process. The first step was to determine AIM Independence 2010 Fund’s asset allocation strategy from among broad asset classes based on the Fund’s target retirement date. The second step was to select the underlying funds to be held by the Fund and to determine the target weightings of such underlying funds. The third step was the ongoing monitoring of the Fund’s asset class allocations, underlying funds and target weightings.
     The portfolio management team monitored the selection of underlying funds to ensure that they conformed to the Fund’s asset class allocations and would periodically rebalance the Fund’s investments in underlying funds to keep them within their target weightings, and on the glide path for the Fund that

Portfolio Composition

% of Total Net Assets
Asset Class	As of 12/31/09*

Equities	19.13%

Fixed Income	61.03

Commodities	13.37

Cash	38.00

*	Due to the use of leverage in the underlying fund, AIM Balanced-Risk Allocation Fund, the percentages may not equal 100%.

Total Net Assets	$8.0 million

Fund Nasdaq Symbols

Class A Shares	INJAX
Class B Shares	INJBX
Class C Shares	INJCX
Class R Shares	INJRX
Class Y Shares	INJYX
Institutional Class Shares	INJIX

gradually shifted into more conservative assets as the target date drew near.
     The new strategy under the new Fund name, AIM Balanced-Risk Retirement 2010 Fund, uses a combination of AIM Balanced-Risk Allocation Fund and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy.
     AIM Balanced-Risk Allocation Fund, which is held by AIM Balanced-Risk Retirement 2010 Fund, employs a total return asset allocation strategy that invests in equity, bond and commodity markets. The fund uses a long-only, proprietary risk-balanced investment process that seeks to provide greater capital loss protection than traditional balanced portfolios. It is comprised of asset classes that are expected to perform differently during a variety of economic environments, and uses active positioning – a tactical asset allocation strategy – in striving to enhance returns. The fund gains access to the underlying markets in which it invests through the use of derivatives and other financially linked instruments that provide leveraged exposure, liquidity and transparency.
     Beginning 10 years from AIM Balanced-Risk Retirement 2010 Fund’s target date, the glide path strategy begins. Prior to the implementation of the glide path, the Fund is allocated 100% to AIM Balanced-Risk Allocation Fund. Upon implementation, the glide path allocation process takes place on a quarterly basis. Each quarter a percentage of the Fund is moved from AIM Balanced-Risk Allocation Fund and allocated to the affiliated money market funds. At the target date, this results in a blend of 60% AIM Balanced-Risk Allocation Fund and 40% affiliated money market funds.
     We believe AIM Balanced-Risk Retirement 2010 Fund’s new strategy can help address concerns of investors as they transition from the pre-retirement stage of their investing life to the retirement stage.
     For investors in the pre-retirement stage, defined as 10 years away from their target date, primary concerns include having a significant pool of assets that may be subject to loss should difficult market conditions arise, but without the luxury of time to make up those losses prior to their target date. To address these concerns, AIM Balanced-Risk Retirement 2010 Fund seeks to reduce risk and protect accumulated wealth by transitioning from the accumulation strategy to a real return strategy. This is

6 AIM Balanced-Risk Retirement Funds

executed through the glide path migration which transitions the portfolio from a 100% allocation to AIM Balanced-Risk Allocation Fund to a portfolio consisting of 60% AIM Balanced-Risk Allocation Fund and 40% affiliated money market funds over a 10-year period.
     For investors in retirement, primary concerns include preserving purchasing power, combating the effects of inflation and little-to-no ability to offset losses with additional contributions. To address these concerns, the Fund maintains the real return strategy of 60% AIM Balanced-Risk Allocation Fund and 40% affiliated money markets once the target date is achieved.

Market conditions and your Fund
While global economic growth remained weak in the aftermath of the credit crisis and the path of future growth remained uncertain, investors’ improving risk appetite – combined with significant global fiscal and monetary stimulus – resulted in a significant market rally across riskier assets beginning in March 2009 and running through the remainder of the year.
     Generally speaking, in stark contrast to market behavior in 2008, asset classes exhibiting riskier profiles experienced higher returns relative to lower risk asset classes, consistent with the type of performance experienced coming out of previous recessions.
     Equities were up strongly across the board with international equities generally outperforming domestic equities, and emerging equities generally outperforming those of developed countries.
     Historically low short-term interest rates1 made most assets more attractive than cash. Long-term U.S. Treasury yields remained low by historical standards and inflation declined over the last year.
     Within fixed income, credit risk was rewarded as exhibited by the outperformance of high yield issues relative to investment-grade credits, with both categories substantially outperforming U.S. Treasuries.
     Within the real asset category, REITs experienced a substantial snap-back off of significant weakness in 2008.
     Despite being added late in the reporting period, AIM Balanced-Risk Allocation Fund had a significant positive absolute effect on AIM Balanced-Risk Retirement 2010 Fund’s performance due to its weight in the portfolio and the continued recovery in the markets in which that fund invests. Other notable absolute and relative contributors included AIM Floating Rate Fund and AIM High Yield
Fund which benefited from tightening spreads relative to Treasury bonds.
     There were no absolute return detractors during the reporting period. Relative detractors from Fund performance when compared to the custom index included AIM U.S. Government Fund and PowerShares FTSE RAFI US 1000 Portfolio. AIM U.S. Government Fund’s relative underperformance was largely due to investors’ general preference for issues with credit risk characteristics as opposed to safer government issues. PowerShares FTSE RAFI US 1000 Portfolio’s underperformance was partly due to its lower exposure to mid-cap stocks which experienced stronger performance during the recovery and are represented in the benchmark used to measure domestic equity performance.
     We continue to advocate that investors work with a financial adviser. We thank you for your continued investment in AIM Balanced-Risk Retirement 2010 Fund.

1	U.S. Federal Reserve
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk Retirement 2010 Fund. He is chief investment officer of Invesco Global Asset Allocation. Mr. Wolle began his investment career in 1991 and joined Invesco in 1999. Mr. Wolle earned a B.S. from Virginia Polytechnic Institute and State University, graduating magna cum laude. He earned an M.B.A. from the Fuqua School of Business at Duke University, where he earned the distinction of Fuqua Scholar.
Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk Retirement 2010 Fund. He began his investment career in 1985 and joined Invesco in 2000. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. from the Fuqua School of Business at Duke University with a concentration in finance and real estate.
Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk Retirement 2010 Fund. He began his investment career in 1996 and joined Invesco in 1998. Mr. Devine earned a B.A. from Wake Forest University and an M.B.A. from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk Retirement 2010 Fund. He began his investment career in 1992 and joined Invesco in 1994. Mr. Hixon earned a B.B.A. in finance and graduated magna cum laude from Georgia Southern University. He earned an M.B.A. in finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk Retirement 2010 Fund. He began his investment career in 1987 and joined Invesco in 2000. Mr. Ulrich earned the equivalent of a B.B.A. from the KV Zurich Business School in Zurich, Switzerland.
Assisted by the Global Asset Allocation Team

7 AIM Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – AIM Balanced-Risk Retirement 2020 Fund
Capital markets provided a study in contrasts over the fiscal year. For the majority of the first quarter, riskier assets were punished as the bear market of 2008 spilled over into 2009. During this time, assets perceived as safe havens, such as government bonds, performed well. However, in March 2009, markets began a recovery that propelled strong gains for riskier assets that had suffered during the market downturn. This recovery extended through the end of the year. Against this backdrop, AIM Balanced-Risk Retirement 2020 Fund, at net asset value, underperformed the broad market S&P 500 Index, but outperformed the Custom Balanced-Risk Retirement 2020 Index, which approximates the performance of the types of holdings owned by the Fund’s underlying funds.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	22.49%
Class B Shares	21.45
Class C Shares	21.66
Class R Shares	22.15
Class Y Shares	22.70
Institutional Class Shares	22.79
Custom Balanced-Risk Allocation Broad Index▼ (Broad Market Index)	18.40
S&P 500 Index▪ (Former Broad Market Index)	26.47
Custom Balanced-Risk Retirement 2020 Index▼ (Style-Specific Index)	20.81
Custom Independence 2020 Index▼ (Former Style-Specific Index)	20.46
Lipper Mixed-Asset Target 2020 Funds Index▪ (Peer Group Index)	27.70

▼	Invesco, Lipper Inc.; ▪ Lipper Inc.

How we invest
On November 4, 2009, AIM Independence 2020 Fund experienced a portfolio management, name and strategy change. The Fund’s new name became AIM Balanced-Risk Retirement 2020 Fund. The following is a discussion of the previous strategy employed and a description of the new strategy for the Fund.
     AIM Balanced-Risk Retirement 2020 Fund is structured for investors whose target retirement date is around the year 2020. The Fund operates under a target maturity structure, which automatically redistributes holdings among the underlying products to become more conservative as the Fund approaches the target date. During the reporting period, the Fund underwent a shift in strategy. From the beginning of the reporting period through November 4, 2009, the
Fund (under its former name) employed the previous strategy that followed a three-step process. The first step was to determine AIM Independence 2020 Fund’s asset allocation strategy from among broad asset classes based on the Fund’s target retirement date. The second step was to select the underlying funds to be held by the Fund and to determine the target weightings of such underlying funds. The third step was the ongoing monitoring of the Fund’s asset class allocations, underlying funds and target weightings.
     The portfolio management team monitored the selection of underlying funds to ensure that they conformed to the Fund’s asset class allocations and would periodically rebalance the Fund’s investments in underlying funds to keep them within their target weightings, and on the glide path for the Fund that

Portfolio Composition

% of Total Net Assets
Asset Class	As of 12/31/09*

Equities	30.86%

Fixed Income	98.43

Commodities	21.56

*	Due to the use of leverage in the underlying fund, AIM Balanced-Risk Allocation Fund, the percentages may not equal 100%.

Total Net Assets	$18.0 million

Fund Nasdaq Symbols

Class A Shares	AFTAX
Class B Shares	AFTBX
Class C Shares	AFTCX
Class R Shares	ATFRX
Class Y Shares	AFTYX
Institutional Class Shares	AFTSX

gradually shifted into more conservative assets as the target date drew near.
     The new strategy under the new Fund name, AIM Balanced-Risk Retirement 2020 Fund, uses a combination of AIM Balanced-Risk Allocation Fund and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy.
     AIM Balanced-Risk Allocation Fund, which is held by AIM Balanced-Risk Retirement 2020 Fund, employs a total return asset allocation strategy that invests in equity, bond and commodity markets. The fund uses a long-only, proprietary risk-balanced investment process that seeks to provide greater capital loss protection than traditional balanced portfolios. It is comprised of asset classes that are expected to perform differently during a variety of economic environments, and uses active positioning – a tactical asset allocation strategy – in striving to enhance returns. The fund gains access to the underlying markets in which it invests through the use of derivatives and other financially linked instruments which provide leveraged exposure, liquidity and transparency.
     Beginning 10 years from AIM Balanced-Risk Retirement 2020 Fund’s target date, the glide path strategy begins. Prior to the implementation of the glide path, the Fund is allocated 100% to AIM Balanced-Risk Allocation Fund. Upon implementation, the glide path allocation process takes place on a quarterly basis. Each quarter, a percentage of the Fund is moved from AIM Balanced-Risk Allocation Fund and allocated to the affiliated money market funds. At the target date, this results in a blend of 60% AIM Balanced-Risk Allocation Fund and 40% affiliated money market funds.
     We believe AIM Balanced-Risk Retirement 2020 Fund’s new strategy can help address concerns of investors as they make the transition from the asset accumulation to the pre-retirement stage, and ultimately into the retirement stage of their investing life.
     In the asset accumulation stage, investors’ concerns include not achieving enough growth to outpace inflation and the possibility that market losses may lead to abandoning their investment program. To address these concerns, AIM Balanced-Risk Retirement 2020 Fund seeks to provide asset growth while attempting to provide greater capital loss protection and more consistent returns across all market environments relative to traditional balanced portfolios.

8 AIM Balanced-Risk Retirement Funds

     For investors in the pre-retirement stage, defined as 10 years away from their target date, primary concerns include having a significant pool of assets that may be subject to loss should difficult market conditions arise, but without the luxury of time to make up those losses prior to their target date. To address these concerns, AIM Balanced-Risk Retirement 2020 Fund seeks to reduce risk and protect accumulated wealth by transitioning from the accumulation strategy to a real return strategy. This is executed through the glide path migration that transitions the portfolio from a 100% allocation to AIM Balanced-Risk Allocation Fund to a portfolio consisting of 60% AIM Balanced-Risk Allocation Fund and 40% affiliated money market funds over a 10-year period.
     For investors in retirement, primary concerns include preserving purchasing power, combating the effects of inflation and little-to-no ability to offset losses with additional contributions. To address these concerns, AIM Balanced-Risk Retirement 2020 Fund maintains the real return strategy of 60% AIM Balanced-Risk Allocation Fund and 40% affiliated money markets once the target date is achieved.

Market conditions and your Fund
While global economic growth remained weak in the aftermath of the credit crisis and the path of future growth remained uncertain, investors’ improving risk appetite – combined with significant global fiscal and monetary stimulus – resulted in a significant market rally across riskier assets beginning in March 2009 and running through the remainder of the year.
     Generally speaking, in stark contrast to market behavior in 2008, asset classes exhibiting riskier profiles experienced higher returns relative to lower risk asset classes, consistent with the type of performance experienced coming out of previous recessions.
     Equities were up strongly across the board with international equities generally outperforming domestic equities, and emerging equities generally outperforming those of developed countries.
     Historically low short-term interest rates1 made most assets more attractive than cash. Long-term U.S. Treasury yields remained low by historical standards and inflation declined over the last year.
     Within fixed income, credit risk was rewarded as exhibited by the outperformance of high yield issues relative to investment-grade credits, with both categories substantially outperforming U.S. Treasuries.
     Within the real asset category, REITs experienced a substantial snap-back off of significant weakness in 2008.
     Despite being added late in the period, AIM Balanced-Risk Allocation Fund had a significant positive absolute effect on AIM Balanced-Risk Retirement 2020 Fund’s performance due to its weight in the portfolio and the continued recovery in the markets in which that fund invests. Other notable absolute contributors included AIM High Yield Fund which benefited from tightening spreads relative to Treasury bonds and PowerShares FTSE RAFI Developed Markets ex-US Portfolio which had strong performance off of the March 2009 lows in addition to a mild tailwind provided by a general weakening of the U.S. dollar over the reporting period.
     Notable relative contributors when compared to the Fund’s custom index included AIM High Yield Fund and AIM Floating Rate Fund which benefited from tightening spreads as the credit crisis subsided.
     There were no absolute return detractors during the reporting period. Relative detractors to Fund performance when compared to the custom index included PowerShares FTSE RAFI US 1000 Portfolio and PowerShares Dynamic Large Cap Growth Portfolio partly due to their lower exposure to mid-cap stocks which experienced stronger performance during the recovery and are represented in the benchmark used to measure domestic equity performance.
     We continue to advocate that investors work with a financial adviser. We thank you for your continued investment in AIM Balanced-Risk Retirement 2020 Fund.

1	U.S. Federal Reserve
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk Retirement 2020 Fund. He is chief investment officer of Invesco Global Asset Allocation. Mr. Wolle began his investment career in 1991 and joined Invesco in 1999. Mr. Wolle earned a B.S. from Virginia Polytechnic Institute and State University, graduating magna cum laude. He earned an M.B.A. from the Fuqua School of Business at Duke University, where he earned the distinction of Fuqua Scholar.
Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk Retirement 2020 Fund. He began his investment career in 1985 and joined Invesco in 2000. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. from the Fuqua School of Business at Duke University with a concentration in finance and real estate.
Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk Retirement 2020 Fund. He began his investment career in 1996 and joined Invesco in 1998. Mr. Devine earned a B.A. from Wake Forest University and an M.B.A. from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk Retirement 2020 Fund. He began his investment career in 1992 and joined Invesco in 1994. Mr. Hixon earned a B.B.A. in finance and graduated magna cum laude from Georgia Southern University. He earned an M.B.A. in finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk Retirement 2020 Fund. He began his investment career in 1987 and joined Invesco in 2000. Mr. Ulrich earned the equivalent of a B.B.A. from the KV Zurich Business School in Zurich, Switzerland.
Assisted by the Global Asset Allocation Team

9 AIM Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – AIM Balanced-Risk Retirement 2030 Fund
Capital markets provided a study in contrasts over the fiscal year. For the majority of the first quarter, riskier assets were punished as the bear market of 2008 spilled over into 2009. During this time, assets perceived as safe havens, such as government bonds, performed well. However, in March 2009, markets began a recovery that propelled strong gains for riskier assets that had suffered during the market downturn. This recovery extended through the end of the year. Against this backdrop, AIM Balanced-Risk Retirement 2030 Fund, at net asset value, performed in line with the broad market S&P 500 Index and outperformed the Custom Balanced-Risk Retirement 2030 Index, which approximates the performance of the types of holdings owned by the Fund’s underlying funds.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	26.76%

Class B Shares	25.86

Class C Shares	25.86

Class R Shares	26.64

Class Y Shares	27.13

Institutional Class Shares	27.10

Custom Balanced-Risk Allocation Broad Index▼ (Broad Market Index)	18.40

S&P 500 Index▪ (Former Broad Market Index)	26.47

Custom Balanced-Risk Retirement 2030 Index▼ (Style-Specific Index)	23.33

Custom Independence 2030 Index▼ (Former Style-Specific Index)	24.58

Lipper Mixed-Asset Target 2030 Funds Index▪ (Peer Group Index)	30.89

▼	Invesco, Lipper Inc.; ▪ Lipper Inc.

How we invest
On November 4, 2009, the AIM Independence 2030 Fund experienced a portfolio management, name and strategy change. The Fund’s new name became AIM Balanced-Risk Retirement 2030 Fund. The following is a discussion of the previous strategy employed and a description of the new strategy for the Fund.
     AIM Balanced-Risk Retirement 2030 Fund is structured for investors whose target retirement date is around the year 2030. The Fund operates under a target maturity structure, which automatically redistributes holdings among the underlying products to become more conservative as the Fund approaches the target date. During the reporting period, the Fund underwent a shift in strategy. From the beginning of the reporting period through November 4, 2009, the
Fund (under its former name) employed the previous strategy that followed a three-step process. The first step was to determine AIM Independence 2030 Fund’s asset allocation strategy from among broad asset classes based on the Fund’s target retirement date. The second step was to select the underlying funds to be held by the Fund and to determine the target weightings of such underlying funds. The third step was the ongoing monitoring of the Fund’s asset class allocations, underlying funds and target weightings.
     The portfolio management team monitored the selection of underlying funds to ensure that they conformed to the Fund’s asset class allocations and would periodically rebalance the Fund’s investments in underlying funds to keep them within their target weightings, and on the glide path for the Fund that

Portfolio Composition

% of Total Net Assets
Asset Class	As of 12/31/09*

Equities	30.86%

Fixed Income	98.43

Commodities	21.56

*	Due to the use of leverage in the underlying fund, AIM Balanced-Risk Allocation Fund, the percentages may not equal 100%.

Total Net Assets	$17.1 million

Fund Nasdaq Symbols

Class A Shares	TNAAX
Class B Shares	TNABX
Class C Shares	TNACX
Class R Shares	TNARX
Class Y Shares	TNAYX
Institutional Class Shares	TNAIX

gradually shifted into more conservative assets as the target date drew near.
     The new strategy under the new Fund name, AIM Balanced-Risk Retirement 2030 Fund, uses a combination of AIM Balanced-Risk Allocation Fund and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy.
     AIM Balanced-Risk Allocation Fund, which is held by AIM Balanced-Risk Retirement 2030 Fund, employs a total return asset allocation strategy that invests in equity, bond and commodity markets. The fund uses a long-only, proprietary risk-balanced investment process that seeks to provide greater capital loss protection than traditional balanced portfolios. It is comprised of asset classes that are expected to perform differently during a variety of economic environments, and uses active positioning – a tactical asset allocation strategy – in striving to enhance returns. The fund gains access to the underlying markets in which it invests through the use of derivatives and other financially linked instruments that provide leveraged exposure, liquidity and transparency.
     Beginning 10 years from AIM Balanced-Risk Retirement 2030 Fund’s target date, the glide path strategy begins. Prior to the implementation of the glide path, the Fund is allocated 100% to AIM Balanced-Risk Allocation Fund. Upon implementation, the glide path allocation process takes place on a quarterly basis. Each quarter a percentage of the Fund is moved from AIM Balanced-Risk Allocation Fund and allocated to the affiliated money market funds. At the target date, this results in a blend of 60% AIM Balanced-Risk Allocation Fund and 40% affiliated money market funds.
     We believe AIM Balanced-Risk Retirement 2030 Fund’s new strategy can help address the concerns investors have as they make the transition from the asset accumulation to the pre-retirement stage, and ultimately into the retirement stage of their investing life.
     In the asset accumulation stage, investors’ concerns include not achieving enough growth to outpace inflation and the possibility that market losses may lead to abandoning their investment program. To address these concerns, AIM Balanced-Risk Retirement 2030 Fund seeks to provide asset growth while attempting to provide greater capital loss protection and more consistent returns across all market environments relative to traditional balanced portfolios.

10 AIM Balanced-Risk Retirement Funds

     For investors in the pre-retirement stage, defined as 10 years away from their target date, primary concerns include having a significant pool of assets that may be subject to loss should difficult market conditions arise, but without the luxury of time to make up those losses prior to their target date. To address these concerns, AIM Balanced-Risk Retirement 2030 Fund seeks to reduce risk and protect accumulated wealth by transitioning from the accumulation strategy to a real return strategy. This is executed through the glide path migration which transitions the portfolio from a 100% allocation to AIM Balanced-Risk Allocation Fund to a portfolio consisting of 60% AIM Balanced-Risk Allocation Fund and 40% affiliated money market funds over a 10-year period.
     For investors in retirement, primary concerns include preserving purchasing power, combating the effects of inflation and little-to-no ability to offset losses with additional contributions. To address these concerns, AIM Balanced-Risk Retirement 2030 Fund maintains the real return strategy of 60% AIM Balanced-Risk Allocation Fund and 40% affiliated money markets once the target date is achieved.

Market conditions and your Fund
While global economic growth remained weak in the aftermath of the credit crisis and the path of future growth remained uncertain, investors’ improving risk appetite – combined with significant global fiscal and monetary stimulus – resulted in a significant market rally across riskier assets beginning in March 2009 and running through the remainder of the fiscal year.
     Generally speaking, in stark contrast to market behavior in 2008, asset classes exhibiting riskier profiles experienced higher returns relative to lower risk asset classes, consistent with the type of performance experienced coming out of previous recessions.
     Equities were up strongly across the board with international equities generally outperforming domestic equities, and emerging equities generally outperforming those of developed countries.
     Historically low short-term interest rates1 made most assets more attractive than cash. Long-term U.S. Treasury yields remained low by historical standards, and inflation declined over the fiscal year.
     Within fixed income, credit risk was rewarded as exhibited by the outperformance of high yield issues relative to investment-grade credits, with both categories substantially outperforming U.S. Treasuries.
     Within the real asset category, REITs experienced a substantial snap-back off of significant weakness in 2008.
     Despite being added late in the period, AIM Balanced-Risk Allocation Fund had a significant positive absolute effect on AIM Balanced-Risk 2030 Fund’s performance due to its weight in the portfolio and the continued recovery in the markets in which that fund invests. Other notable absolute contributors included AIM High Yield Fund which benefited from tightening spreads relative to Treasury bonds and PowerShares FTSE RAFI Developed Markets ex-US Portfolio which had strong performance off of the March 2009 lows in addition to a mild tailwind provided by a general weakening of the U.S. dollar over the reporting period.
     Notable relative contributors when compared to the Fund’s custom index included AIM High Yield Fund and AIM Trimark Small Companies Fund whose concentrated positions in oversold equities experienced strong performance off of the market lows.
     There were no absolute return detractors during the reporting period. Relative detractors to Fund performance when compared to the custom index included PowerShares FTSE RAFI US 1000 Portfolio and PowerShares Dynamic Large Cap Growth Portfolio partly due to their lower exposure to mid-cap stocks which experienced stronger performance during the recovery and are represented in the benchmark used to measure domestic equity performance.
     We continue to advocate that investors work with a financial adviser. We thank you for your continued investment in AIM Balanced-Risk Retirement 2030 Fund.

1	U.S. Federal Reserve
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk Retirement 2030 Fund. He is chief investment officer of Invesco Global Asset Allocation. Mr. Wolle began his investment career in 1991 and joined Invesco in 1999. Mr. Wolle earned a B.S. from Virginia Polytechnic Institute and State University, graduating magna cum laude. He earned an M.B.A. from the Fuqua School of Business at Duke University, where he earned the distinction of Fuqua Scholar.
Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk Retirement 2030 Fund. He began his investment career in 1985 and joined Invesco in 2000. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. from the Fuqua School of Business at Duke University with a concentration in finance and real estate.
Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk Retirement 2030 Fund. He began his investment career in 1996 and joined Invesco in 1998. Mr. Devine earned a B.A. from Wake Forest University and an M.B.A. from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk Retirement 2030 Fund. He began his investment career in 1992 and joined Invesco in 1994. Mr. Hixon earned a B.B.A. in finance and graduated magna cum laude from Georgia Southern University. He earned an M.B.A. in finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk Retirement 2030 Fund. He began his investment career in 1987 and joined Invesco in 2000. Mr. Ulrich earned the equivalent of a B.B.A. from the KV Zurich Business School in Zurich, Switzerland.
Assisted by the Global Asset Allocation Team

11 AIM Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – AIM Balanced-Risk Retirement 2040 Fund
Capital markets provided a study in contrasts over the fiscal year. For the majority of the first quarter, riskier assets were punished as the bear market of 2008 spilled over into 2009. During this time, assets perceived as safe havens, such as government bonds, performed well. However, in March 2009, markets began a recovery that propelled strong gains for riskier assets that had suffered during the market downturn. This recovery extended through the end of the year. Against this backdrop, AIM Balanced-Risk Retirement 2040 Fund, at net asset value, outperformed the broad market S&P 500 Index and the Custom Balanced-Risk Retirement 2040 Index, which approximates the performance of the types of holdings owned by the Fund’s underlying funds.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	27.59%

Class B Shares	26.90

Class C Shares	26.72

Class R Shares	27.47

Class Y Shares	27.96

Institutional Class Shares	28.13

Custom Balanced-Risk Allocation Broad Index▼ (Broad Market Index)	18.40

S&P 500 Index▪ (Former Broad Market Index)	26.47

Custom Balanced-Risk Retirement 2040 Index▼ (Style-Specific Index)	24.69

Custom Independence 2040 Index▼ (Former Style-Specific Index)	26.85

Lipper Mixed-Asset Target 2040 Funds Index▪ (Peer Group Index)	32.00

▼	Invesco, Lipper Inc.; ▪ Lipper Inc.

How we invest
On November 4, 2009, AIM Independence 2040 Fund experienced a portfolio management, name and strategy change. The Fund’s new name became AIM Balanced-Risk Retirement 2040 fund. The following is a discussion of the previous strategy employed and a description of the new strategy for the Fund.
     AIM Balanced-Risk Retirement 2040 Fund is structured for investors whose target retirement date is around the year 2040. The Fund operates under a target maturity structure, which automatically redistributes holdings among the underlying products to become more conservative as the Fund approaches the target date. During the reporting period, the Fund underwent a shift in strategy. From the beginning of the reporting period through November 4, 2009, the
Fund (under its former name) employed the previous strategy that followed a three-step process. The first step was to determine AIM Independence 2040 Fund’s asset allocation strategy from among broad asset classes based on the Fund’s target retirement date. The second step was to select the underlying funds to be held by the Fund and to determine the target weightings of such underlying funds. The third step was the ongoing monitoring of the Fund’s asset class allocations, underlying funds and target weightings.
     The portfolio management team monitored the selection of underlying funds to ensure that they conformed to the Fund’s asset class allocations and would periodically rebalance the Fund’s investments in underlying funds to keep them within their target weightings, and on the glide path for the Fund that

Portfolio Composition

% of Total Net Assets
Asset Class	As of 12/31/09*

Equities	30.86%

Fixed Income	98.43

Commodities	21.56

*	Due to the use of leverage in the underlying fund, AIM Balanced-Risk Allocation Fund, the percentages may not equal 100%.

Total Net Assets	$8.7 million

Fund Nasdaq Symbols

Class A Shares	TNDAX
Class B Shares	TNDBX
Class C Shares	TNDCX
Class R Shares	TNDRX
Class Y Shares	TNDYX
Institutional Class Shares	TNDIX

gradually shifted into more conservative assets as the target date drew near.
     The new strategy under the new Fund name, AIM Balanced-Risk Retirement 2040 Fund, uses a combination of AIM Balanced-Risk Allocation Fund and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy.
     AIM Balanced-Risk Allocation Fund, which is held by AIM Balanced-Risk Retirement 2040 Fund, employs a total return asset allocation strategy that invests in equity, bond and commodity markets. The fund uses a long-only, proprietary risk-balanced investment process that seeks to provide greater capital loss protection than traditional balanced portfolios. It is comprised of asset classes that are expected to perform differently during a variety of economic environments, and uses active positioning – a tactical asset allocation strategy – in striving to enhance returns. The fund gains access to the underlying markets in which it invests through the use of derivatives and other financially linked instruments which provide leveraged exposure, liquidity and transparency.
     Beginning 10 years from AIM Balanced-Risk Retirement 2040 Fund’s target date, the glide path begins. Prior to the implementation of the glide path, the Fund is allocated 100% to AIM Balanced-Risk Allocation Fund. Upon implementation, the glide path allocation process takes place on a quarterly basis. Each quarter a percentage of the Fund is moved from AIM Balanced-Risk Allocation Fund and allocated to the affiliated money market funds. At the target date, this results in a blend of 60% AIM Balanced-Risk Allocation Fund and 40% affiliated money market funds.
     We believe AIM Balanced-Risk Retirement 2040 Fund’s new strategy can help address the concerns investors have as they make the transition from the asset accumulation to the pre-retirement stage, and ultimately into the retirement stage of their investing life.
     In the asset accumulation stage, investors’ concerns include not achieving enough growth to outpace inflation and the possibility that market losses may lead to abandoning their investment program. To address these concerns, AIM Balanced-Risk Retirement 2040 Fund seeks to provide asset growth while attempting to provide greater capital loss protection and more consistent returns

12 AIM Balanced-Risk Retirement Funds

across all market environments relative to traditional balanced portfolios.
     For investors in the pre-retirement stage, defined as 10 years away from their target date, primary concerns include having a significant pool of assets that may be subject to loss should difficult market conditions arise, but without the luxury of time to make up those losses prior to their target date. To address these concerns, AIM Balanced-Risk Retirement 2040 Fund seeks to reduce risk and protect accumulated wealth by transitioning from the accumulation strategy to a real return strategy. This is executed through the glide path migration which transitions the portfolio from a 100% allocation to AIM Balanced-Risk Allocation Fund to a portfolio consisting of 60% AIM Balanced-Risk Allocation Fund and 40% affiliated money market funds over a 10-year period.
     For investors in retirement, primary concerns include preserving purchasing power, combating the effects of inflation and little-to-no ability to offset losses with additional contributions. To address these concerns, AIM Balanced-Risk Retirement 2040 Fund maintains the real return strategy of 60% AIM Balanced-Risk Allocation Fund and 40% affiliated money markets once the target date is achieved.

Market conditions and your Fund
While global economic growth remained weak in the aftermath of the credit crisis and the path of future growth remained uncertain, investors’ improving risk appetite – combined with significant global fiscal and monetary stimulus – resulted in a significant market rally across riskier assets beginning in March 2009 and running through the remainder of the fiscal year.
     Generally speaking, in stark contrast to market behavior in 2008, asset classes exhibiting riskier profiles experienced higher returns relative to lower risk asset classes, consistent with the type of performance experienced coming out of previous recessions.
     Equities were up strongly across the board with international equities generally outperforming domestic equities, and emerging equities generally outperforming those of developed countries.
     Historically low short-term interest rates1 made most assets more attractive than cash. Long-term U.S. Treasury yields remained low by historical standards and inflation declined over the fiscal year.
     Within fixed income, credit risk was rewarded as exhibited by the outperformance of high yield issues relative to investment-grade credits, with both categories substantially outperforming U.S. Treasuries.
     Within the real asset category, REITs experienced a substantial snap-back off of significant weakness in 2008.
     Despite being added late in the reporting period, AIM Balanced-Risk Allocation Fund had a significant positive absolute effect on AIM Balanced-Risk 2040 Fund’s performance due to its weight in the portfolio and the continued recovery in the markets in which that fund invests. Other notable absolute contributors included AIM High Yield Fund which benefited from tightening spreads relative to Treasury bonds and PowerShares FTSE RAFI Developed Markets ex-US Portfolio which had strong performance off of the March 2009 lows in addition to a mild tailwind provided by a general weakening of the U.S. dollar over the reporting period.
     Notable relative contributors when compared to the Fund’s custom index included AIM High Yield Fund and AIM Trimark Small Companies Fund whose concentrated positions in oversold equities experienced strong performance off of the market lows.
     There were no absolute return detractors during the reporting period. Relative detractors to Fund performance when compared to the custom index included PowerShares FTSE RAFI US 1000 Portfolio and PowerShares Dynamic Small Cap Value Portfolio.
     We continue to advocate that investors work with a financial adviser. We thank you for your continued investment in AIM Balanced-Risk Retirement 2040 Fund.

1	U.S. Federal Reserve
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk Retirement 2040 Fund. He is chief investment officer of Invesco Global Asset Allocation. Mr. Wolle began his investment career in 1991 and joined Invesco in 1999. Mr. Wolle earned a B.S. from Virginia Polytechnic Institute and State University, graduating magna cum laude. He earned an M.B.A. from the Fuqua School of Business at Duke University, where he earned the distinction of Fuqua Scholar.
Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk Retirement 2040 Fund. He began his investment career in 1985 and joined Invesco in 2000. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. from the Fuqua School of Business at Duke University with a concentration in finance and real estate.
Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk Retirement 2040 Fund. He began his investment career in 1996 and joined Invesco in 1998. Mr. Devine earned a B.A. from Wake Forest University and an M.B.A. from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk Retirement 2040 Fund. He began his investment career in 1992 and joined Invesco in 1994. Mr. Hixon earned a B.B.A. in finance and graduated magna cum laude from Georgia Southern University. He earned an M.B.A. in finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk Retirement 2040 Fund. He began his investment career in 1987 and joined Invesco in 2000. Mr. Ulrich earned the equivalent of a B.B.A. from the KV Zurich Business School in Zurich, Switzerland.
Assisted by the Global Asset Allocation Team

13 AIM Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – AIM Balanced-Risk Retirement 2050 Fund
Capital markets provided a study in contrasts over the fiscal year. For the majority of the first quarter, riskier assets were punished as the bear market of 2008 spilled over into 2009. During this time, assets perceived as safe havens, such as government bonds, performed well. However, in March 2009, markets began a recovery that propelled strong gains for riskier assets that had suffered during the market downturn. This recovery extended through the end of the year. Against this backdrop, AIM Balanced-Risk Retirement 2050 Fund, at net asset value, outperformed the broad market S&P 500 Index and the Custom Balanced-Risk Retirement 2050 Index, which approximates the performance of the types of holdings owned by the Fund’s underlying funds.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	27.92%

Class B Shares	27.02

Class C Shares	26.97

Class R Shares	27.80

Class Y Shares	28.32

Institutional Class Shares	28.32

Custom Balanced-Risk Allocation Broad Index▼ (Broad Market Index)	18.40

S&P 500 Index▪ (Former Broad Market Index)	26.47

Custom Balanced-Risk Retirement 2050 Index▼ (Style-Specific Index)	25.67

Custom Independence 2050 Index▼ (Former Style-Specific Index)	28.54

Lipper Mixed-Asset Target 2050+ Funds Category Average▪ (Peer Group)	32.18

▼	Invesco, Lipper Inc.; ▪ Lipper Inc.

How we invest
On November 4, 2009, AIM Independence 2050 Fund experienced a portfolio management, name and strategy change. The Fund’s new name became AIM Balanced-Risk Retirement 2050 Fund. The following is a discussion of the previous strategy employed and a description of the new strategy for the Fund.
     AIM Balanced-Risk Retirement 2050 Fund is structured for investors whose target retirement date is around the year 2050. The Fund operates under a target maturity structure, which automatically redistributes holdings among the underlying products to become more conservative as the Fund approaches the target date. During the reporting period, the Fund underwent a shift in strategy. From the beginning of the reporting period through November 4, 2009, the
Fund (under its former name) employed the previous strategy that followed a three-step process. The first step was to determine AIM Independence 2050 Fund’s asset allocation strategy from among broad asset classes based on the Fund’s target retirement date. The second step was to select the underlying funds to be held by the Fund and to determine the target weightings of such underlying funds. The third step was the ongoing monitoring of the Fund’s asset class allocations, underlying funds and target weightings.
     The portfolio management team monitored the selection of underlying funds to ensure that they conformed to the Fund’s asset class allocations and would periodically rebalance the Fund’s investments in underlying funds to keep them within their target weightings, and on the glide path for the Fund that

Portfolio Composition

% of Total Net Assets
Asset Class	As of 12/31/09*

Equities	30.86%

Fixed Income	98.43

Commodities	21.56

*	Due to the use of leverage in the underlying fund, AIM Balanced-Risk Allocation Fund, the percentages may not equal 100%.

Total Net Assets	$4.5 million

Fund Nasdaq Symbols

Class A Shares	TNEAX
Class B Shares	TNEBX
Class C Shares	TNECX
Class R Shares	TNERX
Class Y Shares	TNEYX
Institutional Class Shares	TNEIX

gradually shifted into more conservative assets as the target date drew near.
     The new strategy under the new Fund name, AIM Balanced-Risk Retirement 2050 Fund, uses a combination of AIM Balanced-Risk Allocation Fund and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy.
     AIM Balanced-Risk Allocation Fund, which is held by AIM Balanced-Risk Retirement 2050 Fund, employs a total return asset allocation strategy that invests in equity, bond and commodity markets. The fund uses a long-only, proprietary risk-balanced investment process that seeks to provide greater capital loss protection than traditional balanced portfolios. It is comprised of asset classes that are expected to perform differently during a variety of economic environments and uses active positioning – a tactical asset allocation strategy – in striving to enhance returns. The fund gains access to the underlying markets in which it invests through the use of derivatives and other financially linked instruments which provide leveraged exposure, liquidity and transparency.
     Beginning 10 years from AIM Balanced-Risk Retirement 2050 Fund’s target date, the glide path strategy begins. Prior to the implementation of the glide path, the Fund is allocated 100% to AIM Balanced-Risk Allocation Fund. Upon implementation, the glide path allocation process takes place on a quarterly basis. Each quarter a percentage of the Fund is moved from AIM Balanced-Risk Allocation Fund and allocated to the affiliated money market funds. At the target date, this results in a blend of 60% AIM Balanced-Risk Allocation Fund and 40% affiliated money market funds.
     We believe AIM Balanced-Risk Retirement 2050 Fund’s new strategy can help address the concerns investors have as they make the transition from the asset accumulation to the pre-retirement stage, and ultimately into the retirement stage of their investing life.
     In the asset accumulation stage, investors’ concerns include not achieving enough growth to outpace inflation and the possibility that market losses may lead to abandoning their investment program. To address these concerns, AIM Balanced-Risk Retirement 2050 Fund seeks to provide asset growth while attempting to provide greater capital loss protection and more consistent returns across all market environments relative to traditional balanced portfolios.

14 AIM Balanced-Risk Retirement Funds

     For investors in the pre-retirement stage, defined as 10 years away from their target date, primary concerns include having a significant pool of assets that may be subject to loss should difficult market conditions arise, but without the luxury of time to make up those losses prior to their target date. To address these concerns, AIM Balanced-Risk Retirement 2050 Fund seeks to reduce risk and protect accumulated wealth by transitioning from the accumulation strategy to a real return strategy. This is executed through the glide path migration which transitions the portfolio from a 100% allocation to AIM Balanced-Risk Allocation Fund to a portfolio consisting of 60% AIM Balanced-Risk Allocation Fund and 40% affiliated money market funds over a 10-year period.
     For investors in retirement, primary concerns include preserving purchasing power, combating the effects of inflation and little-to-no ability to offset losses with additional contributions. To address these concerns, AIM Balanced-Risk Retirement 2050 Fund maintains the real return strategy of 60% AIM Balanced-Risk Allocation Fund and 40% affiliated money markets once the target date is achieved.

Market conditions and your Fund
While global economic growth remained weak in the aftermath of the credit crisis and the path of future growth remained uncertain, investors’ improving risk appetite – combined with significant global fiscal and monetary stimulus – resulted in a significant market rally across riskier assets beginning in March 2009 and running through the remainder of the fiscal year.
     Generally speaking, in stark contrast to market behavior in 2008, asset classes exhibiting riskier profiles experienced higher returns relative to lower risk asset classes, consistent with the type of performance experienced coming out of previous recessions.
     Equities were up strongly across the board with international equities generally outperforming domestic equities, and emerging equities generally outperforming those of developed countries.
     Historically low short-term interest rates1 made most assets more attractive than cash. Long-term U.S. Treasury yields remained low by historical standards and inflation declined over the fiscal year.
     Within fixed income, credit risk was rewarded as exhibited by the outperformance of high yield issues relative to investment-grade credits, with both categories substantially outperforming U.S. Treasuries.
     Within the real asset category, REITs experienced a substantial snap-back off of significant weakness in 2008.
     Despite being added late in the reporting period, AIM Balanced-Risk Allocation Fund had the largest positive absolute effect on AIM Balanced-Risk Retirement 2050 Fund’s performance due to its weight in the portfolio and the continued recovery in the markets in which that fund invests. Other notable absolute contributors included AIM High Yield Fund which benefited from tightening spreads relative to Treasury bonds and PowerShares FTSE RAFI Developed Markets ex-US Portfolio which experienced strong performance off of the March 2009 lows in addition to a mild tailwind provided by a general weakening of the U.S. dollar over the reporting period.
     Notable relative contributors when compared to the Fund’s custom index included AIM High Yield Fund and AIM Trimark Small Companies Fund whose concentrated positions in oversold equities experienced strong performance off of the market lows.
     There were no absolute return detractors during the reporting period. Relative detractors to Fund performance when compared to the custom index included PowerShares FTSE RAFI US 1000 Portfolio and PowerShares Dynamic Small Cap Value Portfolio.
     We continue to advocate that investors work with a financial adviser. We thank you for your continued investment in AIM Balanced-Risk Retirement 2050 Fund.

1	U.S. Federal Reserve
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk Retirement 2050 Fund. He is chief investment officer of Invesco Global Asset Allocation. Mr. Wolle began his investment career in 1991 and joined Invesco in 1999. Mr. Wolle earned a B.S. from Virginia Polytechnic Institute and State University, graduating magna cum laude. He earned an M.B.A. from the Fuqua School of Business at Duke University, where he earned the distinction of Fuqua Scholar.
Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk Retirement 2050 Fund. He began his investment career in 1985 and joined Invesco in 2000. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. from the Fuqua School of Business at Duke University with a concentration in finance and real estate.
Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk Retirement 2050 Fund. He began his investment career in 1996 and joined Invesco in 1998. Mr. Devine earned a B.A. from Wake Forest University and an M.B.A. from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk Retirement 2050 Fund. He began his investment career in 1992 and joined Invesco in 1994. Mr. Hixon earned a B.B.A. in finance and graduated magna cum laude from Georgia Southern University. He earned an M.B.A. in finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk Retirement 2050 Fund. He began his investment career in 1987 and joined Invesco in 2000. Mr. Ulrich earned the equivalent of a B.B.A. from the KV Zurich Business School in Zurich, Switzerland.
Assisted by the Global Asset Allocation Team

15 AIM Balanced-Risk Retirement Funds

AIM Balanced-Risk Retirement Now Fund Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 1/31/07

1	Lipper Inc.

2	Invesco, Lipper Inc.

Past performance cannot guarantee comparable future results.
     In conjunction with the Fund’s objective and strategy change, the Fund has elected to use the Custom Balanced-Risk Allocation Broad Index as its broad market index and the Custom Balanced-Risk Retirement Now Index as its style-specific index instead of the S&P 500 Index and Custom Independence Now Index. Because this is the first reporting period since we have adopted the new indexes, SEC guidelines require that we compare performance to both the old and new indexes.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

16 AIM Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/09, including maximum applicable sales charges

Class A Shares

Inception (1/31/07)	-2.65%

1 Year	8.25

Class B Shares

Inception (1/31/07)	-2.36%

1 Year	8.66

Class C Shares

Inception (1/31/07)	-1.52%

1 Year	12.67

Class R Shares

Inception (1/31/07)	-0.97%

1 Year	14.38

Class Y Shares

Inception	-0.64%

1 Year	14.82

Institutional Class Shares

Inception (1/31/07)	-0.49%

1 Year	14.82
Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is January 31, 2007.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 0.81%, 1.56%, 1.56%, 1.06%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 12.44%, 13.19%, 13.19%, 12.69%, 12.19% and 11.97%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2011. See current prospectus for more information.

2	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.63% for AIM Balanced-Risk Retirement Now Fund.

17 AIM Balanced-Risk Retirement Funds

AIM Balanced-Risk Retirement 2010 Fund Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 1/31/07

1	Invesco, Lipper Inc.

2	Lipper Inc.

Past performance cannot guarantee comparable future results.
     In conjunction with the Fund’s objective and strategy change, the Fund has elected to use the Custom Balanced-Risk Allocation Broad Index as its broad market index and the Custom Balanced-Risk Retirement 2010 Index as its style-specific index instead of the S&P 500 Index and Custom Independence 2010 Index. Because this is the first reporting period since we have adopted the new indexes, SEC guidelines require that we compare performance to both the old and new indexes.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

18 AIM Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/09, including maximum applicable sales charges

Class A Shares

Inception (1/31/07)	-3.00%

1 Year	9.09

Class B Shares

Inception (1/31/07)	-2.73%

1 Year	9.64

Class C Shares

Inception (1/31/07)	-1.82%

1 Year	13.49

Class R Shares

Inception (1/31/07)	-1.33%

1 Year	15.11

Class Y Shares

Inception	-0.99%

1 Year	15.64

Institutional Class Shares

Inception (1/31/07)	-0.83%

1 Year	15.75
Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is January 31, 2007.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless other-
wise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 0.81%, 1.56%, 1.56%, 1.06%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 6.02%, 6.77%, 6.77%, 6.27%, 5.77% and 5.58%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2011. See current prospectus for more information.

2	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.66% for AIM Balanced-Risk Retirement 2010 Fund.

19 AIM Balanced-Risk Retirement Funds

AIM Balanced-Risk Retirement 2020 Fund Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 1/31/07

1	Invesco, Lipper Inc.

2	Lipper Inc.

Past performance cannot guarantee comparable future results.
     In conjunction with the Fund’s objective and strategy change, the Fund has elected to use the Custom Balanced-Risk Allocation Broad Index as its broad market index and the Custom Balanced-Risk Retirement 2020 Index as its style-specific index instead of the S&P 500 Index and Custom Independence 2020 Index. Because this is the first reporting period since we have adopted the new indexes, SEC guidelines require that we compare performance to both the old and new indexes.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

20 AIM Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/09, including maximum applicable sales charges

Class A Shares

Inception (1/31/07)	-5.07%

1 Year	15.80

Class B Shares

Inception (1/31/07)	-4.84%

1 Year	16.45

Class C Shares

Inception (1/31/07)	-3.99%

1 Year	20.66

Class R Shares

Inception (1/31/07)	-3.47%

1 Year	22.15

Class Y Shares

Inception	-3.15%

1 Year	22.70

Institutional Class Shares

Inception (1/31/07)	-2.95%

1 Year	22.79
Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is January 31, 2007.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless other-
wise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.05%, 1.80%, 1.80%, 1.30%, 0.80% and 0.80%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 4.27%, 5.02%, 5.02%, 4.52%, 4.02% and 3.77%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2011. See current prospectus for more information.

2	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.74% for AIM Balanced-Risk Retirement 2020 Fund.

21 AIM Balanced-Risk Retirement Funds

AIM Balanced-Risk Retirement 2030 Fund Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 1/31/07

1	Invesco, Lipper Inc.

2	Lipper Inc.

Past performance cannot guarantee comparable future results.
     In conjunction with the Fund’s objective and strategy change, the Fund has elected to use the Custom Balanced-Risk Allocation Broad Index as its broad market index and the Custom Balanced-Risk Retirement 2030 Index as its style-specific index instead of the S&P 500 Index and Custom Independence 2030 Index. Because this is the first reporting period since we have adopted the new indexes, SEC guidelines require that we compare performance to both the old and new indexes.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

22 AIM Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/09, including maximum applicable sales charges

Class A Shares

Inception (1/31/07)	-6.93%

1 Year	19.76

Class B Shares

Inception (1/31/07)	-6.67%

1 Year	20.86

Class C Shares

Inception (1/31/07)	-5.80%

1 Year	24.86

Class R Shares

Inception (1/31/07)	-5.36%

1 Year	26.64

Class Y Shares

Inception	-5.00%

1 Year	27.13

Institutional Class Shares

Inception (1/31/07)	-4.87%

1 Year	27.10
Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is January 31, 2007.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless other-
wise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.05%, 1.80%, 1.80%, 1.30%, 0.80% and 0.80%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 4.86%, 5.61%, 5.61%, 5.11%, 4.61% and 4.29%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2011. See current prospectus for more information.

2	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.78% for AIM Balanced-Risk Retirement 2030 Fund.

23 AIM Balanced-Risk Retirement Funds

AIM Balanced-Risk Retirement 2040 Fund Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 1/31/07

1	Invesco, Lipper Inc.

2	Lipper Inc.

Past performance cannot guarantee comparable future results.
     In conjunction with the Fund’s objective and strategy change, the Fund has elected to use the Custom Balanced-Risk Allocation Broad Index as its broad market index and the Custom Balanced-Risk Retirement 2040 Index as its style-specific index instead of the S&P 500 Index and Custom Independence 2040 Index. Because this is the first reporting period since we have adopted the new indexes, SEC guidelines require that we compare performance to both the old and new indexes.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

24 AIM Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/09, including maximum applicable sales charges

Class A Shares

Inception (1/31/07)	-7.93%

1 Year	20.65

Class B Shares

Inception (1/31/07)	-7.66%

1 Year	21.90

Class C Shares

Inception (1/31/07)	-6.84%

1 Year	25.72

Class R Shares

Inception (1/31/07)	-6.38%

1 Year	27.47

Class Y Shares

Inception	-6.03%

1 Year	27.96

Institutional Class Shares

Inception (1/31/07)	-5.90%

1 Year	28.13
Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is January 31, 2007.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless other-
wise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.06%, 1.81%, 1.81%, 1.31%, 0.81% and 0.80%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 9.42%, 10.17%, 10.17%, 9.67%, 9.17% and 8.51%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2011. See current prospectus for more information.

2	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.81% for AIM Balanced-Risk Retirement 2040 Fund.

25 AIM Balanced-Risk Retirement Funds

AIM Balanced-Risk Retirement 2050 Fund Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 1/31/07

1	Invesco, Lipper Inc.

2	Lipper Inc.

Past performance cannot guarantee comparable future results.
     In conjunction with the Fund’s objective and strategy change, the Fund has elected to use the Custom Balanced-Risk Allocation Broad Index as its broad market index and the Custom Balanced-Risk Retirement 2050 Index as its style-specific index instead of the S&P 500 Index and Custom Independence 2050 Index. Because this is the first reporting period since we have adopted the new indexes, SEC guidelines require that we compare performance to both the old and new indexes.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

26 AIM Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/09, including maximum applicable sales charges

Class A Shares

Inception (1/31/07)	-8.68%

1 Year	20.91

Class B Shares

Inception (1/31/07)	-8.49%

1 Year	22.02

Class C Shares

Inception (1/31/07)	-7.59%

1 Year	25.97

Class R Shares

Inception (1/31/07)	-7.15%

1 Year	27.80

Class Y Shares

Inception	-6.78%

1 Year	28.32

Institutional Class Shares

Inception (1/31/07)	-6.69%

1 Year	28.32
Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is January 31, 2007.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless other-
wise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.07%, 1.82%, 1.82%, 1.32%, 0.82% and 0.80%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 11.89%, 12.64%, 12.64%, 12.14%, 11.64% and 11.01%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2011. See current prospectus for more information.

2	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.82% for AIM Balanced-Risk Retirement 2050 Fund.

27 AIM Balanced-Risk Retirement Funds

AIM Balanced-Risk Retirement Now Fund’s investment objective is to provide real return and, as a secondary objective, capital preservation.
AIM Balanced-Risk Retirement 2010 Fund’s, AIM Balanced-Risk Retirement 2020 Fund’s, AIM Balanced-Risk Retirement 2030 Fund’s, AIM Balanced-Risk Retirement 2040 Fund’s and AIM Balanced-Risk Retirement 2050 Fund’s investment objectives are to provide total return with a low to moderate correlation to traditional financial market indices and, as a secondary objective, capital preservation.
■	Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Funds
■	The underlying fund or its subsidiary may invest in commodity-linked derivative instruments that may be subject to greater volatility than investments in traditional securities. By investing in the Subsidiary, AIM Balanced-Risk Allocation Fund, an underlying fund, is indirectly exposed to risks associated with the Subsidiary’s investments, including derivatives and commodities. Because the Subsidiary is not registered under the Investment Company Act of 1940, the Fund, as the sole investor in the Subsidiary, will not have the protections offered to investors in registered investment companies.

■	Individually negotiated, or over-the-counter, derivatives are also subject to counterparty risk–the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction of an underlying fund.
■	Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

■	The Fund is subject to currency/ exchange rate risk because it may buy or sell currencies other than the U.S. dollar.

■	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk–the risk that the other party will not complete the transaction with the Fund.

■	Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher, and there may be delays in settlement procedures.

■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

■	The Fund pursues its investment objectives by investing its assets in other underlying funds rather than investing directly in stocks, bonds, cash or other investments. The Fund’s investment performance depends on the investment performance of the underlying funds. The Fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which it invests. There is risk that the adviser’s evaluations and assumptions regarding the Fund’s broad asset classes or the underlying funds may be incorrect based on actual market conditions, or that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and the performance of the underlying funds may be lower than that of the asset classes they represent. The underlying funds may change their investment objectives or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investments from the underlying funds at an unfavorable time. The adviser has the ability to select and substitute the underlying funds in which the Fund invests and may be subject to potential conflicts of interest in selecting underlying funds because the adviser for PowerShares ETFs and an affiliate of the adviser may receive higher fees from certain underlying funds than others. However, as a fiduciary of the Fund, the adviser is required to act in the Fund’s best interest when selecting the underlying funds. Because the Fund is a fund of funds, it is subject to the risks associated with the underlying funds in which it invests. There are additional risks of investing in the underlying funds.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | ON BLANK GUARANTEE

28 AIM Balanced-Risk Retirement Funds

■	To the extent that an underlying fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the underlying fund’s performance will depend to a greater extent on the overall condition of those industries.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

■	Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.

■	Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

■	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.

■	The prices of securities held by the Fund may decline in response to market risks.

■	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund, and the yield will vary.

■	The value of, payment of interest on and repayment of principal for the Fund as well as the Fund’s ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions where the issuers in which the Fund invests are located.

■	Nondiversification increases the risk that the value of the Fund’s shares may vary more widely, and the Fund may be subject to greater investment and credit risk than if it invested more broadly.

■	If the seller of a repurchase agreement in which the Fund invests defaults on its obligation or declares bankruptcy, the Fund may experience delays in selling the securities underlying the repurchase agreement.

■	The Fund is indirectly exposed to the risks associated with the subsidiary’s investments. The subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections under the Act. Accordingly, the Fund will not have all the protections offered to investors in registered investment companies.

■	The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. government that may vary in the level of support they receive from the U.S. government. The U.S. government may choose not to provide financial support to U.S.-government-sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the underlying fund holding securities of such an issuer might not be able to recover its investment from the U.S. government.

■	The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.

About indexes used in this report
■	The Custom Balanced-Risk Retirement Now Index was created by Invesco Aim to serve as a style specific benchmark for the AIM Balanced-Risk Retirement Now Fund. From the inception of the fund to November 4, 2009, the index was composed of the Custom Independence Now Index, which included the following indices: Russell 3000®, MSCI EAFE®, FTSE NAREIT Equity REITs, Barclays Capital U.S. Universal and the three-month U.S. Treasury Bill. From November 4, 2009 through November 30, 2009, the index was composed of the MSCI World Index, the JP Morgan Global Government Bond Index, and the three-month U.S. Treasury bill. Since December 1, 2009, the index is composed of the MSCI World Index, the Barclays Capital U.S. Aggregate Index and, the three-month U.S. Treasury Bill. The composition of the index may change from time to time based upon the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the Fund. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Custom Balanced-Risk Allocation Broad Index consists of 60% of the S&P 500 Index and 40% of the Barclay’s Capital U.S. Aggregate Index.

■	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.

■	The Custom Independence Now Index mimics and is identical to the Custom Balanced-Risk Retirement Now Index through November 30, 2009.

■	The Custom Balanced-Risk Retirement 2010 Index was created by Invesco Aim to serve as a style specific benchmark for the AIM Balanced-Risk Retirement 2010 Fund. From the inception of the fund to November 4, 2009, the index was composed of the Custom Independence 2010 Index, which included the following indices: Russell 3000®, MSCI EAFE®, FTSE NAREIT Equity REITs, Barclays Capital U.S. Universal and the three-month U.S. Treasury Bill. From November 4, 2009 through November 30, 2009, the index was composed of the MSCI World Index, the JP Morgan Global Government Bond Index, and the three-month U.S. Treasury bill. Since December 1, 2009, the index is composed of the MSCI World Index, the Barclays Capital U.S. Aggregate Index and, the three-month U.S. Treasury Bill. The composition of the index may change from time to time based upon the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the Fund. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Mixed-Asset Target 2010 Funds Index is an unmanaged index considered representative of mixed-asset target 2010 funds tracked by Lipper.

■	The Custom Independence 2010 Index mimics and is identical to the Custom Balanced-Risk Retirement 2010 Index through November 30, 2009.

■	The Custom Balanced-Risk Retirement 2020 Index was created by Invesco Aim to serve as a style specific benchmark for the AIM Balanced-Risk continued on page 30

29 AIM Balanced-Risk Retirement Funds

Retirement 2020 Fund. From the inception of the fund to November 4, 2009, the index was composed of the Custom Independence 2020 Index, which included the following indices: Russell 3000®, MSCI EAFE®, FTSE NAREIT Equity REITs and the Barclays Capital U.S. Universal Index. From November 4, 2009 through November 30, 2009, the index was composed of the MSCI World Index and the JP Morgan Global Government Bond Index. Since December 1, 2009, the index is composed of the MSCI World Index and the Barclays Capital U.S. Aggregate Index. The composition of the index may change from time to time based upon the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the Fund. The Russell 3000 Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Mixed-Asset Target 2020 Funds Index is an unmanaged index considered representative of mixed-asset target 2020 funds tracked by Lipper.

■	The Custom Independence 2020 Index mimics and is identical to the Custom Balanced-Risk Retirement 2020 Index through November 30, 2009.

■	The Custom Balanced-Risk Retirement 2030 Index was created by Invesco Aim to serve as a style specific benchmark for the AIM Balanced-Risk Retirement 2030 Fund. From the inception of the fund to November 4, 2009, the index was composed of the Custom Independence 2030 Index, which included the following indices: Russell 3000®, MSCI EAFE®, FTSE NAREIT Equity REITs and the Barclays Capital U.S. Universal Index. From November 4, 2009 through November 30, 2009, the index was composed of the MSCI World Index and the JP Morgan Global Government Bond Index. Since December 1, 2009, the index is composed of the MSCI World Index and the Barclays Capital US Aggregate Index. The composition of the index may change from time to time based upon the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the Fund. The Russell 3000 Index is a trademark/
service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Mixed-Asset Target 2030 Funds Index is an unmanaged index considered representative of mixed-asset target 2030 funds tracked by Lipper.

■	The Custom Independence 2030 Index mimics and is identical to the Custom Balanced-Risk Retirement 2030 Index through November 30, 2009.

■	The Custom Balanced-Risk Retirement 2040 Index was created by Invesco Aim to serve as a style specific benchmark for the AIM Balanced-Risk Retirement 2040 Fund. From the inception of the fund to November 4, 2009, the index was composed of the Custom Independence 2040 Index, which included the following indices: Russell 3000®, MSCI EAFE®, FTSE NAREIT Equity REITs and the Barclays Capital U.S. Universal Index. From November 4, 2009 through November 30, 2009, the index was composed of the MSCI World Index and the JP Morgan Global Government Bond Index. Since December 1, 2009, the index is composed of the MSCI World Index and the Barclays Capital US Aggregate Index. The composition of the index may change from time to time based upon the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the Fund. The Russell 3000 Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Mixed-Asset Target 2040 Funds Index is an unmanaged index considered representative of mixed-asset target 2040 funds tracked by Lipper.

■	The Custom Independence 2040 Index mimics and is identical to the Custom Balanced-Risk Retirement 2040 Index through November 30, 2009.

■	The Custom Balanced-Risk Retirement 2050 Index was created by Invesco Aim to serve as a style specific benchmark for the AIM Balanced-Risk Retirement 2050 Fund. From the inception of the fund to November 4, 2009, the index was composed of the Custom Independence 2050 Index, which included the following indices: Russell 3000®, MSCI EAFE®, FTSE NAREIT Equity REITs and the Barclays Capital U.S. Universal Index. From
November 4, 2009 through November 30, 2009, the index was composed of the MSCI World Index and the JP Morgan Global Government Bond Index. Since December 1, 2009, the index is composed of the MSCI World Index and the Barclays Capital U.S. Aggregate Index. The composition of the index may change from time to time based upon the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the Fund. The Russell 3000 Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Mixed-Asset Target 2050+ Funds Category Average represents an average of all of the funds in the Lipper Mixed-Asset Target 2050+ Funds category.

■	The Custom Independence 2050 Index mimics and is identical to the Custom Balanced-Risk Retirement 2050 Index through November 30, 2009.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

30 AIM Balanced-Risk Retirement Funds

Schedule of Investments

December 31, 2009

AIM Balanced-Risk Retirement Now Fund
Schedule of Investments in Affiliated Issuers–98.41%(a)

					Change in
	% of				Unrealized
	Net	Value	Purchases	Proceeds	Appreciation	Realized		Dividend	Shares	Value
	Assets	12/31/08	at Cost	from Sales	(Depreciation)	Gain (Loss)		Income	12/31/09	12/31/09

Asset Allocation Fund–59.37%
AIM Balanced-Risk Allocation Fund	59.37%	$—	$1,835,543	$(322,156)	$(35,479)	$6,289		$63,925	140,854	$1,477,563

Domestic Equity Funds–0.00%
AIM Diversified Dividend Fund	—%	62,454	46,515	(122,076)	18,503	(5,396)		1,460	—	—

AIM Structured Growth Fund	—%	32,501	31,692	(72,811)	14,410	(5,792)		—	—	—

AIM Structured Value Fund	—%	37,200	29,982	(73,651)	12,339	(5,870)		—	—	—

AIM Trimark Small Companies Fund	—%	9,943	7,901	(23,359)	3,818	1,697		—	—	—

PowerShares Dynamic Large Cap Growth Portfolio–ETF	—%	36,359	22,803	(69,471)	16,146	(5,837)		214	—	—

PowerShares Dynamic Large Cap Value Portfolio–ETF	—%	43,611	22,327	(70,080)	11,245	(7,103)		786	—	—

PowerShares Dynamic Small Cap Growth Portfolio–ETF	—%	14,740	8,367	(23,595)	6,188	(5,700)		35	—	—

PowerShares Dynamic Small Cap Value Portfolio–ETF	—%	14,566	8,408	(24,487)	6,021	(4,508)		119	—	—

PowerShares FTSE RAFI US 1000 Portfolio–ETF	—%	89,607	54,755	(175,227)	44,161	(13,296)		1,524	—	—

PowerShares FTSE RAFI US 1500 Small Mid Portfolio–ETF	—%	16,256	10,289	(33,759)	7,686	(472)		122	—	—

Total Domestic Equity Funds		357,237	243,039	(688,516)	140,517	(52,277)		4,260		—

Fixed-Income Funds–0.00%
AIM Core Bond Fund	—%	397,074	199,776	(604,293)	52,620	(45,177)		19,406	—	—

AIM Floating Rate Fund	—%	76,285	62,742	(168,535)	33,152	(3,644)		5,903	—	—

AIM High Yield Fund	—%	38,379	26,206	(80,218)	12,480	3,153		4,747	—	—

AIM International Total Return Fund	—%	69,947	30,582	(105,446)	(1,334)	6,382		796	—	—

AIM Limited Maturity Treasury Fund	—%	54,048	22,158	(76,047)	(1,394)	1,235		491	—	—

AIM Short Term Bond Fund	—%	293,846	141,792	(436,528)	28,057	(27,167)		12,339	—	—

AIM U.S. Government Fund	—%	183,039	76,896	(254,222)	(10,089)	4,376		7,063	—	—

Total Fixed-Income Funds		1,112,618	560,152	(1,725,289)	113,492	(60,842)		50,745		—

Foreign Equity Funds–0.00%
AIM International Core Equity Fund	—%	9,317	8,903	(21,595)	3,345	30		—	—	—

AIM International Growth Fund	—%	23,678	22,311	(55,014)	9,758	(733)		—	—	—

PowerShares FTSE RAFI Developed Markets ex-US Portfolio–ETF	—%	26,317	16,845	(52,946)	12,686	(2,902)		177	—	—

PowerShares International Dividend Achievers Portfolio–ETF	—%	19,118	13,604	(38,978)	11,252	(4,996)		542	—	—

Total Foreign Equity Funds		78,430	61,663	(168,533)	37,041	(8,601)		719		—

Real Estate Funds–0.00%
AIM Select Real Estate Income Fund	—%	36,846	38,256	(87,558)	16,125	(3,669)		1,688	—	—

Money Market Funds–39.04%
Liquid Assets Portfolio	19.52%	71,405	532,622	(118,235)	—	—		483	485,792	485,792

Premier Portfolio	19.52%	8,316	575,111	(97,635)	—	—		67	485,792	485,792

Total Money Market Funds		79,721	1,107,733	(215,870)	—	—		550		971,584

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $2,484,627)	98.41%	$1,664,852	$3,846,386	$(3,207,922)	$271,696	$(119,100	)(b)	$121,887		$2,449,147

OTHER ASSETS LESS LIABILITIES	1.59%									39,676

NET ASSETS	100.00%									$2,488,823

Investment Abbreviations:

ETF	– Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Institutional Class shares of the mutual funds listed.
(b)	Includes $6,765 of capital gains from affiliated underlying funds.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31        AIM Balanced-Risk Retirement Funds

Schedule of Investments—(continued)

December 31, 2009

AIM Balanced-Risk Retirement 2010 Fund
Schedule of Investments in Affiliated Issuers–100.28%(a)

					Change in
	% of				Unrealized
	Net	Value	Purchases	Proceeds	Appreciation	Realized		Dividend	Shares	Value
	Assets	12/31/08	at Cost	from Sales	(Depreciation)	Gain (Loss)		Income	12/31/09	12/31/09

Asset Allocation Fund–63.07%
AIM Balanced-Risk Allocation Fund	63.07%	$—	$6,311,105	$(1,146,778)	$(127,458)	$22,009		$222,521	480,056	$5,035,787

Domestic Equity Funds–0.00%
AIM Diversified Dividend Fund	—%	188,829	191,493	(425,177)	52,053	(7,198)		4,488	—	—

AIM Structured Growth Fund	—%	102,759	124,556	(255,749)	41,549	(13,115)		—	—	—

AIM Structured Value Fund	—%	114,864	122,103	(259,357)	35,009	(12,619)		—	—	—

AIM Trimark Small Companies Fund	—%	35,877	35,736	(92,697)	12,280	8,804		—	—	—

PowerShares Dynamic Large Cap Growth Portfolio–ETF	—%	103,823	104,350	(244,859)	40,405	(3,719)		737	—	—

PowerShares Dynamic Large Cap Value Portfolio–ETF	—%	122,838	102,993	(240,745)	26,320	(11,406)		2,663	—	—

PowerShares Dynamic Small Cap Growth Portfolio–ETF	—%	46,132	41,833	(89,702)	15,635	(13,898)		130	—	—

PowerShares Dynamic Small Cap Value Portfolio–ETF	—%	45,415	41,870	(93,257)	16,408	(10,436)		435	—	—

PowerShares FTSE RAFI US 1000 Portfolio–ETF	—%	252,653	258,019	(616,071)	104,875	524		5,007	—	—

PowerShares FTSE RAFI US 1500 Small Mid Portfolio–ETF	—%	52,277	49,890	(129,083)	21,128	5,788		449	—	—

Total Domestic Equity Funds		1,065,467	1,072,843	(2,446,697)	365,662	(57,275)		13,909		—

Fixed-Income Funds–0.00%
AIM Core Bond Fund	—%	1,106,268	849,757	(1,989,372)	126,259	(92,912)		58,254		—

AIM Floating Rate Fund	—%	193,933	221,606	(494,801)	81,047	(1,785)		16,211	—	—

AIM High Yield Fund	—%	153,528	145,798	(363,529)	46,962	17,241		19,178	—	—

AIM International Total Return Fund	—%	185,570	127,888	(330,280)	(3,357)	20,546		2,227	—	—

AIM Limited Maturity Treasury Fund	—%	26,229	49,080	(75,328)	(493)	512		381	—	—

AIM Short Term Bond Fund	—%	641,329	496,040	(1,143,936)	53,238	(46,671)		29,852	—	—

AIM U.S. Government Fund	—%	701,210	440,097	(1,120,022)	(38,299)	17,014		28,205	—	—

Total Fixed-Income Funds		3,008,067	2,330,266	(5,517,268)	265,357	(86,055)		154,308		—

Foreign Equity Funds–0.00%
AIM International Core Equity Fund	—%	34,368	38,849	(85,715)	11,954	544		—	—	—

AIM International Growth Fund	—%	86,002	95,665	(214,567)	32,090	810		—	—	—

PowerShares FTSE RAFI Developed Markets ex-US Portfolio–ETF	—%	84,663	83,941	(206,021)	32,848	4,569		678	—	—

PowerShares International Dividend Achievers Portfolio–ETF	—%	61,399	66,494	(151,835)	31,019	(7,077)		2,057	—	—

Total Foreign Equity Funds		266,432	284,949	(658,138)	107,911	(1,154)		2,735		—

Real Estate Funds–0.00%
AIM Select Real Estate Income Fund	—%	106,418	140,541	(287,903)	43,008	(2,064)		5,035	—	—

Money Market Funds–37.21%
Liquid Assets Portfolio	18.61%	27,720	1,952,193	(494,303)	—	—		612	1,485,610	1,485,610

Premier Portfolio	18.60%	13,751	1,929,113	(457,254)	—	—		235	1,485,610	1,485,610

Total Money Market Funds		41,471	3,881,306	(951,557)	—	—		847		2,971,220

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $8,134,464)	100.28%	$4,487,855	$14,021,010	$(11,008,341)	$654,480	$(124,539	)(b)	$399,355		$8,007,007

OTHER ASSETS LESS LIABILITIES	(0.28)%									(22,333)

NET ASSETS	100.00%									$7,984,674

Investment Abbreviations:

ETF	– Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Institutional Class shares of the mutual funds listed.
(b)	Includes $23,458 of capital gains from affiliated underlying funds.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32        AIM Balanced-Risk Retirement Funds

Schedule of Investments—(continued)

December 31, 2009

AIM Balanced-Risk Retirement 2020 Fund
Schedule of Investments in Affiliated Issuers–100.11%(a)

					Change in
	% of				Unrealized
	Net	Value	Purchases	Proceeds	Appreciation	Realized		Dividend	Shares	Value
	Assets	12/31/08	at Cost	from Sales	(Depreciation)	Gain (Loss)		Income	12/31/09	12/31/09

Asset Allocation Fund–100.11%
AIM Balanced-Risk Allocation Fund	100.11%	$—	$24,090,392	$(5,564,415)	$(444,950)	$81,894		$787,429	1,723,662	$18,081,210

Domestic Equity Funds–0.00%
AIM Diversified Dividend Fund	—%	497,088	432,573	(1,056,841)	133,117	(5,937)		12,504	—	—

AIM Structured Growth Fund	—%	274,172	275,454	(632,080)	110,167	(27,713)		—	—	—

AIM Structured Value Fund	—%	303,641	271,026	(640,086)	90,004	(24,585)		—	—	—

AIM Trimark Small Companies Fund	—%	222,855	184,021	(539,197)	86,106	46,215		—	—	—

PowerShares Dynamic Large Cap Growth Portfolio–ETF	—%	268,658	200,653	(557,301)	104,487	(16,497)		1,741	—	—

PowerShares Dynamic Large Cap Value Portfolio–ETF	—%	316,848	200,667	(555,194)	65,878	(28,199)		6,433	—	—

PowerShares Dynamic Small Cap Growth Portfolio–ETF	—%	280,305	188,535	(482,805)	93,256	(79,291)		732	—	—

PowerShares Dynamic Small Cap Value Portfolio–ETF	—%	278,986	191,399	(509,707)	92,675	(53,353)		2,581	—	—

PowerShares FTSE RAFI US 1000 Portfolio–ETF	—%	656,447	474,027	(1,409,432)	266,249	12,709		12,670	—	—

PowerShares FTSE RAFI US 1500 Small Mid Portfolio–ETF	—%	323,413	232,727	(733,044)	125,767	51,137		2,755	—	—

Total Domestic Equity Funds		3,422,413	2,651,082	(7,115,687)	1,167,706	(125,514)		39,416		—

Fixed-Income Funds–0.00%
AIM Core Bond Fund	—%	2,443,830	1,834,796	(4,351,551)	284,662	(211,737)		133,026	—	—

AIM Floating Rate Fund	—%	268,860	298,415	(683,758)	109,671	6,812		23,515	—	—

AIM High Yield Fund	—%	774,963	709,180	(1,818,701)	228,522	106,036		99,521	—	—

AIM International Total Return Fund	—%	296,042	201,925	(526,886)	(5,656)	35,218		3,901	—	—

AIM Short Term Bond Fund	—%	374,391	393,111	(774,110)	31,268	(24,660)		20,373	—	—

AIM U.S. Government Fund	—%	159,410	283,556	(437,466)	(8,096)	2,596		11,015	—	—

Total Fixed-Income Funds		4,317,496	3,720,983	(8,592,472)	640,371	(85,735)		291,351		—

Foreign Equity Funds–0.00%
AIM International Core Equity Fund	—%	131,293	121,598	(303,681)	43,545	7,245		—	—	—

AIM International Growth Fund	—%	282,494	267,754	(663,764)	105,064	8,452		—	—	—

PowerShares FTSE RAFI Developed Markets ex-US Portfolio–ETF	—%	326,745	237,947	(710,269)	124,342	21,235		2,449	—	—

PowerShares FTSE RAFI Developed Markets ex-US Small-Mid Portfolio–ETF	—%	216,720	150,822	(502,708)	82,235	52,931		2,104	—	—

PowerShares International Dividend Achievers Portfolio–ETF	—%	222,255	174,578	(482,689)	108,270	(22,414)		6,985	—	—

Total Foreign Equity Funds		1,179,507	952,699	(2,663,111)	463,456	67,449		11,538		—

Real Estate Funds–0.00%
AIM Real Estate Fund	—%	213,093	219,292	(505,863)	91,899	(18,421)		7,385	—	—

AIM Select Real Estate Income Fund	—%	25,003	75,169	(118,774)	9,313	9,289		2,090	—	—

Total Real Estate Funds		238,096	294,461	(624,637)	101,212	(9,132)		9,475		—

Money Market Funds–0.00%
Liquid Assets Portfolio	—%	9,338	1,029,734	(1,039,072)	—	—		148	—	—

Premier Portfolio	—%	9,338	1,029,734	(1,039,072)	—	—		133	—	—

Total Money Market Funds		18,676	2,059,468	(2,078,144)	—	—		281		—

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $18,526,160)	100.11%	$9,176,188	$33,769,085	$(26,638,466)	$1,927,795	$(71,038	)(b)	$1,139,490		$18,081,210

OTHER ASSETS LESS LIABILITIES	(0.11)%									(19,936)

NET ASSETS	100.00%									$18,061,274

Investment Abbreviations:

ETF	– Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Institutional Class shares of the mutual funds listed.
(b)	Includes $82,354 of capital gains from affiliated underlying funds.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33        AIM Balanced-Risk Retirement Funds

Schedule of Investments—(continued)

December 31, 2009

AIM Balanced-Risk Retirement 2030 Fund
Schedule of Investments in Affiliated Issuers–99.99%(a)

					Change in
	% of				Unrealized
	Net	Value	Purchases	Proceeds	Appreciation	Realized		Dividend	Shares	Value
	Assets	12/31/08	at Cost	from Sales	(Depreciation)	Gain (Loss)		Income	12/31/09	12/31/09

Asset Allocation Fund–99.99%
AIM Balanced-Risk Allocation Fund	99.99%	$—	$24,625,440	$(7,110,223)	$(414,519)	$72,572		$736,510	1,629,823	$17,096,843

Domestic Equity Funds–0.00%
AIM Diversified Dividend Fund	—%	494,259	430,363	(1,058,742)	149,973	(15,853)		12,977	—	—

AIM Structured Growth Fund	—%	268,141	279,933	(632,763)	126,078	(41,389)		—	—	—

AIM Structured Value Fund	—%	300,720	271,657	(641,491)	105,065	(35,951)		—	—	—

AIM Trimark Small Companies Fund	—%	284,156	255,569	(727,469)	127,905	59,839		—	—	—

PowerShares Dynamic Large Cap Growth Portfolio–ETF	—%	264,716	243,859	(604,622)	124,726	(28,679)		1,906	—	—

PowerShares Dynamic Large Cap Value Portfolio–ETF	—%	316,067	243,696	(604,777)	80,980	(35,966)		7,070	—	—

PowerShares Dynamic Small Cap Growth Portfolio–ETF	—%	351,079	294,680	(666,576)	139,840	(119,023)		1,020	—	—

PowerShares Dynamic Small Cap Value Portfolio–ETF	—%	350,783	293,486	(703,573)	135,486	(76,182)		3,546	—	—

PowerShares FTSE RAFI US 1000 Portfolio–ETF	—%	652,286	586,810	(1,538,255)	312,797	(13,638)		13,653	—	—

PowerShares FTSE RAFI US 1500 Small Mid Portfolio–ETF	—%	396,452	350,821	(977,837)	183,364	47,200		3,661	—	—

Total Domestic Equity Funds		3,678,659	3,250,874	(8,156,105)	1,486,214	(259,642)		43,833		—

Fixed-Income Funds–0.00%
AIM Core Bond Fund	—%	997,114	848,735	(1,889,612)	130,499	(86,736)		60,257	—	—

AIM Floating Rate Fund	—%	20,562	60,179	(94,255)	8,604	4,910		2,969	—	—

AIM High Yield Fund	—%	733,862	726,454	(1,805,791)	246,746	98,729		100,600	—	—

AIM International Total Return Fund	—%	23,732	47,003	(76,900)	67	6,186		532	—	—

AIM Short Term Bond Fund	—%	22,551	48,071	(71,653)	2,059	(1,028)		1,735	—	—

Total Fixed-Income Funds		1,797,821	1,730,442	(3,938,211)	387,975	22,061		166,093		—

Foreign Equity Funds–0.00%
AIM International Core Equity Fund	—%	128,372	129,714	(312,631)	48,995	5,550		—	—	—

AIM International Growth Fund	—%	339,979	331,615	(817,198)	150,724	(5,120)		—	—	—

PowerShares FTSE RAFI Developed Markets ex-US Portfolio–ETF	—%	343,825	314,140	(828,458)	163,633	6,860		2,882	—	—

PowerShares FTSE RAFI Developed Markets ex-US Small-Mid Portfolio–ETF	—%	248,265	228,865	(648,809)	119,768	51,911		2,712	—	—

PowerShares International Dividend Achievers Portfolio–ETF	—%	242,970	241,007	(589,359)	143,389	(38,007)		8,495	—	—

Total Foreign Equity Funds		1,303,411	1,245,341	(3,196,455)	626,509	21,194		14,089		—

Real Estate Funds–0.00%
AIM Global Real Estate Fund	—%	218,253	236,914	(558,482)	122,542	(16,906)		1,960	—	—

AIM Real Estate Fund	—%	18,816	65,721	(101,729)	9,586	7,606		1,297	—	—

Total Real Estate Funds		237,069	302,635	(660,211)	132,128	(9,300)		3,257		—

Money Market Funds–0.00%
Liquid Assets Portfolio	—%	37,481	1,231,271	(1,268,752)	—	—		200	—	—

Premier Portfolio	—%	37,481	1,231,271	(1,268,752)	—	—		173	—	—

Total Money Market Funds		74,962	2,462,542	(2,537,504)	—	—		373		—

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $17,511,363)	99.99%	$7,091,922	$33,617,274	$(25,598,709)	$2,218,307	$(153,115	)(b)	$964,155		$17,096,843

OTHER ASSETS LESS LIABILITIES	0.01%									1,714

NET ASSETS	100.00%									$17,098,557

Investment Abbreviations:

ETF	– Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Institutional Class shares of the mutual funds listed.
(b)	Includes $78,836 of capital gains from affiliated underlying funds.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34        AIM Balanced-Risk Retirement Funds

Schedule of Investments—(continued)

December 31, 2009

AIM Balanced-Risk Retirement 2040 Fund
Schedule of Investments in Affiliated Issuers–100.03%(a)

					Change in
	% of				Unrealized
	Net	Value	Purchases	Proceeds	Appreciation	Realized	Dividend	Shares	Value
	Assets	12/31/08	at Cost	from Sales	(Depreciation)	Gain (Loss)	Income	12/31/09	12/31/09

Asset Allocation Fund–100.03%
AIM Balanced-Risk Allocation Fund	100.03%	$—	$13,051,585	$(4,145,486)	$(214,393)	$42,214	$383,142	828,805	$8,694,162

Domestic Equity Funds–0.00%
AIM Diversified Dividend Fund	—%	273,968	283,803	(635,823)	72,928	5,124	7,346	—	—

AIM Structured Growth Fund	—%	152,650	179,306	(380,706)	60,286	(11,536)	—	—	—

AIM Structured Value Fund	—%	167,890	177,613	(385,880)	49,828	(9,451)	—	—	—

AIM Trimark Small Companies Fund	—%	162,777	171,368	(445,593)	61,483	49,965	—	—	—

PowerShares Dynamic Large Cap Growth Portfolio–ETF	—%	150,554	148,996	(354,432)	57,491	(2,609)	1,089	—	—

PowerShares Dynamic Large Cap Value Portfolio–ETF	—%	175,414	148,934	(349,226)	35,416	(10,538)	3,975	—	—

PowerShares Dynamic Small Cap Growth Portfolio–ETF	—%	202,062	185,461	(398,342)	65,588	(54,769)	592	—	—

PowerShares Dynamic Small Cap Value Portfolio–ETF	—%	200,823	184,851	(418,370)	65,317	(32,621)	2,048	—	—

PowerShares FTSE RAFI US 1000 Portfolio–ETF	—%	367,194	357,882	(894,188)	144,471	24,641	7,736	—	—

PowerShares FTSE RAFI US 1500 Small Mid Portfolio–ETF	—%	229,676	224,402	(587,774)	87,748	45,948	2,141	—	—

Total Domestic Equity Funds		2,083,008	2,062,616	(4,850,334)	700,556	4,154	24,927		—

Fixed-Income Funds–0.00%
AIM Core Bond Fund	—%	206,209	216,953	(432,919)	23,167	(13,410)	12,985	—	—

AIM High Yield Fund	—%	273,861	320,695	(729,610)	79,451	55,603	39,315	—	—

Total Fixed-Income Funds		480,070	537,648	(1,162,529)	102,618	42,193	52,300		—

Foreign Equity Funds–0.00%
AIM International Core Equity Fund	—%	76,433	86,047	(194,826)	24,021	8,325	—	—	—

AIM International Growth Fund	—%	200,896	227,518	(515,819)	74,235	13,170	—	—	—

PowerShares FTSE RAFI Developed Markets ex-US Portfolio–ETF	—%	190,016	185,837	(468,993)	69,270	23,870	1,594	—	—

PowerShares FTSE RAFI Developed Markets ex-US Small-Mid Portfolio–ETF	—%	149,086	145,206	(395,990)	53,516	48,182	1,621	—	—

PowerShares International Dividend Achievers Portfolio–ETF	—%	140,992	148,007	(349,450)	64,799	(4,348)	4,922	—	—

Total Foreign Equity Funds		757,423	792,615	(1,925,078)	285,841	89,199	8,137		—

Real Estate Funds–0.00%
AIM Global Real Estate Fund	—%	141,477	197,651	(413,368)	65,715	10,106	1,396	—	—

Money Market Funds–0.00%
Liquid Assets Portfolio	—%	25,689	817,509	(843,198)	—	—	121	—	—

Premier Portfolio	—%	25,689	817,509	(843,198)	—	—	109	—	—

Total Money Market Funds		51,378	1,635,018	(1,686,396)	—	—	230		—

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $8,908,553)	100.03%	$3,513,356	$18,277,133	$(14,183,191)	$940,337	$187,866(b )	$470,132		$8,694,162

OTHER ASSETS LESS LIABILITIES	(0.03)%								(2,961)

NET ASSETS	100.00%								$8,691,201

Investment Abbreviations:

ETF	– Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Institutional Class shares of the mutual funds listed.
(b)	Includes $41,339 of capital gains from affiliated underlying funds.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35        AIM Balanced-Risk Retirement Funds

Schedule of Investments—(continued)

December 31, 2009

AIM Balanced-Risk Retirement 2050 Fund
Schedule of Investments in Affiliated Issuers–99.47%(a)

					Change in
	% of				Unrealized
	Net	Value	Purchases	Proceeds	Appreciation	Realized		Dividend	Shares	Value
	Assets	12/31/08	at Cost	from Sales	(Depreciation)	Gain (Loss)		Income	12/31/09	12/31/09

Asset Allocation Fund–99.47%
AIM Balanced-Risk Allocation Fund	99.47%	$—	$6,961,912	$(2,388,713)	$(102,337)	$17,719		$191,235	426,000	$4,468,737

Domestic Equity Funds–0.00%
AIM Diversified Dividend Fund	—%	180,024	135,356	(359,822)	60,318	(15,876)		4,317	—	—

AIM Structured Growth Fund	—%	98,051	84,097	(210,693)	46,807	(18,262)		—	—	—

AIM Structured Value Fund	—%	109,378	81,900	(213,959)	40,727	(18,046)		—	—	—

AIM Trimark Small Companies Fund	—%	105,208	81,900	(251,366)	52,529	11,729		—	—	—

PowerShares Dynamic Large Cap Growth Portfolio–ETF	—%	97,102	68,333	(198,355)	42,924	(10,004)		660	—	—

PowerShares Dynamic Large Cap Value Portfolio–ETF	—%	115,015	68,164	(198,108)	28,497	(13,568)		2,421	—	—

PowerShares Dynamic Small Cap Growth Portfolio–ETF	—%	131,244	85,467	(224,115)	54,141	(46,737)		361	—	—

PowerShares Dynamic Small Cap Value Portfolio–ETF	—%	130,203	84,226	(234,147)	54,014	(34,296)		1,230	—	—

PowerShares FTSE RAFI US 1000 Portfolio–ETF	—%	236,758	163,578	(501,852)	112,853	(11,337)		4,635	—	—

PowerShares FTSE RAFI US 1500 Small Mid Portfolio–ETF	—%	149,040	102,009	(332,659)	70,412	11,198		1,288	—	—

Total Domestic Equity Funds		1,352,023	955,030	(2,725,076)	563,222	(145,199)		14,912		—

Fixed-Income Funds–0.00%
AIM High Yield Fund	—%	112,184	96,022	(256,928)	38,931	9,791		14,274	—	—

Foreign Equity Funds–0.00%
AIM International Core Equity Fund	—%	50,744	42,545	(112,835)	20,316	(770)		—	—	—

AIM International Growth Fund	—%	131,318	109,125	(292,277)	59,998	(8,164)		—	—	—

PowerShares FTSE RAFI Developed Markets ex-US Portfolio–ETF	—%	117,318	82,201	(253,403)	53,555	329		919	—	—

PowerShares FTSE RAFI Developed Markets ex-US Small-Mid Portfolio–ETF	—%	97,927	69,331	(231,176)	44,259	19,659		1,011	—	—

PowerShares International Dividend Achievers Portfolio–ETF	—%	89,114	68,478	(193,458)	50,265	(14,399)		2,913	—	—

Total Foreign Equity Funds		486,421	371,680	(1,083,149)	228,393	(3,345)		4,843		—

Real Estate Funds–0.00%
AIM Global Real Estate Fund	—%	91,422	101,577	(236,458)	56,389	(11,976)		804	—	—

Money Market Funds–0.00%
Liquid Assets Portfolio	—%	19,052	406,218	(425,270)	—	—		69	—	—

Premier Portfolio	—%	19,052	406,218	(425,270)	—	—		65	—	—

Total Money Market Funds		38,104	812,436	(850,540)	—	—		134		—

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $4,571,073)	99.47%	$2,080,154	$9,298,657	$(7,540,864)	$784,598	$(133,010	)(b)	$226,202		$4,468,737

OTHER ASSETS LESS LIABILITIES	0.53%									24,011

NET ASSETS	100.00%									$4,492,748

Investment Abbreviations:

ETF	– Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Institutional Class shares of the mutual funds listed.
(b)	Includes $20,798 of capital gains from affiliated underlying funds.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36        AIM Balanced-Risk Retirement Funds

Statement of Assets and Liabilities

December 31, 2009

	AIM Balanced-	AIM Balanced-	AIM Balanced-	AIM Balanced-	AIM Balanced-	AIM Balanced-
	Risk Retirement	Risk Retirement	Risk Retirement	Risk Retirement	Risk Retirement	Risk Retirement
	Now Fund	2010 Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund

Assets:
Investments in affiliated underlying funds, at value	$2,449,147	$8,007,007	$18,081,210	$17,096,843	$8,694,162	$4,468,737

Cash	23,383	—	—	—	—	—

Receivables for:
Investments sold	16,636	—	—	—	—	—

Fund shares sold	32,147	1,186	39,243	17,776	30,551	47,781

Dividends from affiliated underlying funds	96	295	—	—	—	—

Fund expenses absorbed	—	5,265	—	28,026	5,953	6,326

Investment for trustee deferred compensation and retirement plans	5,023	5,033	5,049	5,044	5,030	5,025

Other assets	27,604	29,712	30,161	31,698	29,483	27,594

Total assets	2,554,036	8,048,498	18,155,663	17,179,387	8,765,179	4,555,463

Liabilities:
Payables for:
Investments purchased	—	675	30,974	17,622	10,889	4,537

Fund shares reacquired	29,973	1,577	13,897	—	12,189	14,367

Amount due custodian	—	12,647	—	—	—	—

Accrued fees to affiliates	2,392	13,396	12,062	27,072	16,991	9,662

Accrued operating expenses	27,825	30,496	32,406	31,092	28,879	29,124

Trustee deferred compensation and retirement plans	5,023	5,033	5,050	5,044	5,030	5,025

Total liabilities	65,213	63,824	94,389	80,830	73,978	62,715

Net assets applicable to shares outstanding	$2,488,823	$7,984,674	$18,061,274	$17,098,557	$8,691,201	$4,492,748

Net assets consist of:
Shares of beneficial interest	$2,757,102	$8,493,049	$18,891,690	$17,860,014	$8,849,646	$4,804,246

Undistributed net investment income	757	9,716	45,565	19,162	12,100	5,000

Undistributed net realized gain (loss)	(233,556)	(390,634)	(431,031)	(366,099)	43,846	(214,162)

Unrealized appreciation (depreciation)	(35,480)	(127,457)	(444,950)	(414,520)	(214,391)	(102,336)

	$2,488,823	$7,984,674	$18,061,274	$17,098,557	$8,691,201	$4,492,748

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37        AIM Balanced-Risk Retirement Funds

Statement of Assets and Liabilities—(continued)

December 31, 2009

	AIM Balanced-	AIM Balanced-	AIM Balanced-	AIM Balanced-	AIM Balanced-	AIM Balanced-
	Risk Retirement	Risk Retirement	Risk Retirement	Risk Retirement	Risk Retirement	Risk Retirement
	Now Fund	2010 Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund

Net Assets:
Class A	$1,399,170	$4,731,373	$11,370,594	$8,346,034	$4,605,091	$2,533,117

Class B	$374,070	$588,257	$1,997,475	$2,423,511	$772,714	$431,698

Class C	$276,949	$1,504,006	$2,125,048	$2,163,781	$1,386,871	$486,629

Class R	$371,356	$1,064,170	$2,541,636	$3,934,277	$1,840,032	$968,861

Class Y	$17,863	$85,385	$15,750	$220,507	$75,273	$51,349

Institutional Class	$49,415	$11,483	$10,771	$10,447	$11,220	$21,094

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	169,948	557,607	1,426,545	1,100,840	625,373	355,245

Class B	45,381	69,699	252,547	321,533	105,623	60,970

Class C	33,631	178,128	269,099	287,136	189,642	68,635

Class R	45,087	125,616	319,679	520,684	250,701	136,243

Class Y	2,171	10,053	1,975	29,039	10,211	7,193

Institutional Class	6,002	1,350	1,347	1,374	1,521	2,955

Class A:
Net asset value per share	$8.23	$8.49	$7.97	$7.58	$7.36	$7.13

Maximum offering price per share (Net asset value of divided by 94.50%)	$8.71	$8.98	$8.43	$8.02	$7.79	$7.55

Class B:
Net asset value and offering price per share	$8.24	$8.44	$7.91	$7.54	$7.32	$7.08

Class C:
Net asset value and offering price per share	$8.23	$8.44	$7.90	$7.54	$7.31	$7.09

Class R:
Net asset value and offering price per share	$8.24	$8.47	$7.95	$7.56	$7.34	$7.11

Class Y:
Net asset value and offering price per share	$8.23	$8.49	$7.97	$7.59	$7.37	$7.14

Institutional Class:
Net asset value and offering price per share	$8.23	$8.51	$8.00	$7.60	$7.38	$7.14

Cost of Investments in affiliated underlying funds	$2,484,627	$8,134,464	$18,526,160	$17,511,363	$8,908,553	$4,571,073

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38        AIM Balanced-Risk Retirement Funds

Statement of Operations

For the year ended December 31, 2009

	AIM Balanced-	AIM Balanced-	AIM Balanced-	AIM Balanced-	AIM Balanced-	AIM Balanced-
	Risk Retirement	Risk Retirement	Risk Retirement	Risk Retirement	Risk Retirement	Risk Retirement
	Now Fund	2010 Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund

Investment income:
Dividends from affiliated underlying funds	$121,887	$399,355	$1,139,490	$964,155	$470,132	$226,202

Expenses:
Administrative services fees	50,000	50,000	50,000	50,000	50,000	50,000

Custodian fees	9,397	10,598	12,369	11,937	10,863	9,996

Distribution fees:
Class A	2,703	9,049	20,827	13,091	7,737	4,443

Class B	3,678	4,282	16,728	19,365	6,347	3,267

Class C	2,020	10,321	15,094	15,225	9,611	3,944

Class R	1,274	4,256	9,104	13,606	5,545	2,847

Transfer agent fees — A, B, C, R and Y	6,177	19,547	35,006	40,868	29,012	20,612

Transfer agent fees — Institutional	10	10	10	9	9	16

Trustees’ and officers’ fees and benefits	19,877	19,945	20,062	20,029	19,937	19,895

Registration and filing fees	64,465	64,141	64,276	63,462	63,119	64,585

Professional services fees	38,597	39,920	40,513	39,521	39,376	39,828

Other	12,286	17,034	22,930	21,608	15,552	13,444

Total expenses	210,484	249,103	306,919	308,721	257,108	232,877

Less: Expenses reimbursed and expense offset arrangement(s)	(200,500)	(219,290)	(237,783)	(238,539)	(223,805)	(216,409)

Net expenses	9,984	29,813	69,136	70,182	33,303	16,468

Net investment income	111,903	369,542	1,070,354	893,973	436,829	209,734

Realized and unrealized gain (loss) from:
Net realized gain (loss) on sales of affiliated underlying fund shares (includes gains (losses) from securities sold to affiliates of $(268,987))	(125,865)	(147,997)	(153,392)	(231,951)	146,527	(153,808)

Net realized gain from distributions of affiliated underlying fund shares	6,765	23,458	82,354	78,836	41,339	20,798

Net realized gain (loss) from affiliated underlying fund shares	(119,100)	(124,539)	(71,038)	(153,115)	187,866	(133,010)

Change in net unrealized appreciation of affiliated underlying fund shares	271,696	654,480	1,927,795	2,218,307	940,337	784,598

Net increase in net assets resulting from operations	$264,499	$899,483	$2,927,111	$2,959,165	$1,565,032	$861,322

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39        AIM Balanced-Risk Retirement Funds

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	AIM Balanced-		AIM Balanced-		AIM Balanced-
	Risk Retirement		Risk Retirement		Risk Retirement
	Now Fund		2010 Fund		2020 Fund
	2009	2008	2009	2008	2009	2008

Operations:
Net investment income	$111,903	$78,228	$369,542	$177,947	$1,070,354	$298,891

Net realized gain (loss)	(119,100)	(112,939)	(124,539)	(262,191)	(71,038)	(340,859)

Change in net unrealized appreciation (depreciation)	271,696	(289,708)	654,480	(734,183)	1,927,795	(2,192,289)

Net increase (decrease) in net assets resulting from operations	264,499	(324,419)	899,483	(818,427)	2,927,111	(2,234,257)

Distributions to shareholders from net investment income:
Class A	(62,912)	(64,685)	(224,374)	(110,668)	(676,463)	(200,997)

Class B	(17,762)	(18,001)	(25,570)	(15,463)	(110,865)	(39,699)

Class C	(10,508)	(5,255)	(66,117)	(29,895)	(113,866)	(23,250)

Class R	(16,046)	(4,739)	(48,885)	(24,510)	(147,451)	(30,604)

Class Y	(966)	(168)	(4,275)	(3,248)	(921)	(1,749)

Institutional Class	(2,670)	(2,883)	(574)	(450)	(671)	(314)

Total distributions from net investment income	(110,864)	(95,731)	(369,795)	(184,234)	(1,050,237)	(296,613)

Distributions to shareholders from net realized gains:
Class A	—	(3,557)	—	(9,605)	—	(31,626)

Class B	—	(1,048)	—	(1,613)	—	(7,697)

Class C	—	(319)	—	(3,119)	—	(4,508)

Class R	—	(211)	—	(2,240)	—	(5,161)

Class Y	—	—	—	(278)	—	(271)

Institutional Class	—	(154)	—	(37)	—	(47)

Total distributions from net realized gains	—	(5,289)	—	(16,892)	—	(49,310)

Share transactions–net:
Class A	375,412	401,388	1,760,063	1,534,893	4,318,764	4,687,608

Class B	674	132,590	153,278	186,372	345,555	955,292

Class C	86,467	126,903	683,741	564,436	1,028,622	531,368

Class R	241,603	76,954	383,070	570,478	1,311,881	632,371

Class Y	6,956	10,168	4,265	83,432	(37,119)	53,458

Institutional Class	2,670	3,037	574	(37,528)	671	361

Net increase in net assets resulting from share transactions	713,782	751,040	2,984,991	2,902,083	6,968,374	6,860,458

Net increase in net assets	867,417	325,601	3,514,679	1,882,530	8,845,248	4,280,278

Net assets:
Beginning of year	1,621,406	1,295,805	4,469,995	2,587,465	9,216,026	4,935,748

End of year*	$2,488,823	$1,621,406	$7,984,674	$4,469,995	$18,061,274	$9,216,026

* Includes accumulated undistributed net investment income (loss)	$757	$(282)	$9,716	$9,969	$45,565	$25,448

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40        AIM Balanced-Risk Retirement Funds

Statement of Changes in Net Assets—(continued)

For the years ended December 31, 2009 and 2008

	AIM Balanced-		AIM Balanced-		AIM Balanced-
	Risk Retirement		Risk Retirement		Risk Retirement
	2030 Fund		2040 Fund		2050 Fund
	2009	2008	2009	2008	2009	2008

Operations:
Net investment income	$893,973	$185,712	$436,829	$65,087	$209,734	$35,060

Net realized gain (loss)	(153,115)	(197,459)	187,866	(138,465)	(133,010)	(77,162)

Change in net unrealized appreciation (depreciation)	2,218,307	(2,492,630)	940,337	(1,067,630)	784,598	(836,343)

Net increase (decrease) in net assets resulting from operations	2,959,165	(2,504,377)	1,565,032	(1,141,008)	861,322	(878,445)

Distributions to shareholders from net investment income:
Class A	(448,431)	(85,183)	(236,711)	(45,544)	(119,553)	(31,537)

Class B	(123,125)	(29,823)	(37,422)	(9,324)	(18,898)	(4,393)

Class C	(111,492)	(19,269)	(64,979)	(10,401)	(22,714)	(4,777)

Class R	(206,281)	(37,730)	(93,182)	(8,904)	(46,915)	(5,989)

Class Y	(12,478)	(1,424)	(3,951)	(609)	(2,654)	(1,174)

Institutional Class	(591)	(246)	(606)	(231)	(1,093)	(937)

Total distributions from net investment income	(902,398)	(173,675)	(436,851)	(75,013)	(211,827)	(48,807)

Distributions to shareholders from net realized gains:
Class A	—	(21,377)	—	(12,971)	—	(13,976)

Class B	—	(9,941)	—	(3,608)	—	(2,557)

Class C	—	(6,423)	—	(4,025)	—	(2,781)

Class R	—	(10,288)	—	(2,773)	—	(2,881)

Class Y	—	(350)	—	(169)	—	(507)

Institutional Class	—	(57)	—	(61)	—	(382)

Total distributions from net realized gains	—	(48,436)	—	(23,607)	—	(23,084)

Share transactions–net:
Class A	4,340,305	2,608,491	2,102,731	1,608,773	927,000	670,920

Class B	682,879	1,153,845	138,048	251,102	148,211	137,335

Class C	951,406	690,882	588,107	568,670	140,674	205,187

Class R	1,897,568	1,745,454	1,206,210	422,653	580,517	234,950

Class Y	164,740	61,519	37,270	29,134	(3,226)	52,643

Institutional Class	591	305	606	(32,708)	(14,407)	1,319

Net increase in net assets resulting from share transactions	8,037,489	6,260,496	4,072,972	2,847,624	1,778,769	1,302,354

Net increase in net assets	10,094,256	3,534,008	5,201,153	1,607,996	2,428,264	352,018

Net assets:
Beginning of year	7,004,301	3,470,293	3,490,048	1,882,052	2,064,484	1,712,466

End of year*	$17,098,557	$7,004,301	$8,691,201	$3,490,048	$4,492,748	$2,064,484

* Includes accumulated undistributed net investment income (loss)	$19,162	$27,587	$12,100	$12,122	$5,000	$7,093

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41        AIM Balanced-Risk Retirement Funds

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM Growth Series (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios (each constituting a “Fund”), each authorized to issue an unlimited number of shares of beneficial interest. The Funds covered in this report are AIM Balanced-Risk Retirement Now Fund (formerly known as AIM Independence Now Fund), AIM Balanced-Risk Retirement 2010 Fund (formerly known as AIM Independence 2010 Fund), AIM Balanced-Risk Retirement 2020 Fund (formerly known as AIM Independence 2020 Fund), AIM Balanced-Risk Retirement 2030 Fund (formerly known as AIM Independence 2030 Fund), AIM Balanced-Risk Retirement 2040 Fund (formerly known as AIM Independence 2040 Fund) and AIM Balanced-Risk Retirement 2050 Fund (formerly known as AIM Independence 2050 Fund)(collectively, the “Funds”). The assets, liabilities and operations of each Fund are accounted for separately. Information presented in these financial statements pertains only to the Funds. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class.
  The investment objective’s: to provide real return and, as a secondary objective, capital preservation for AIM Balanced-Risk Retirement Now Fund; and to provide total return with a low to moderate correlation to traditional financial market indices and, as a secondary objective, capital preservation for AIM Balanced-Risk Retirement 2010 Fund, AIM Balanced-Risk Retirement 2020 Fund, AIM Balanced-Risk Retirement 2030 Fund, AIM Balanced-Risk Retirement 2040 Fund and AIM Balanced-Risk Retirement 2050 Fund.
  Each Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  Each Fund is a “fund of funds”, in that it invests in other mutual funds advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”). The Adviser may change each Fund’s asset class allocations, the underlying funds or the target weightings in an underlying fund without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are available upon request.
  The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A.	Security Valuations — Investments in shares of funds that are not traded on an exchange are valued at the closing net asset value per share of such fund. Investments in shares of funds that are traded on an exchange are valued in accordance with valuation policy of such fund. These policies are set forth below.
Securities in the underlying funds, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security

42        AIM Balanced-Risk Retirement Funds

will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. Interest income is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Each Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Distributions — AIM Balanced-Risk Retirement Now Fund generally declares and pays dividends, if any, quarterly. AIM Balanced-Risk Retirement 2010 Fund, AIM Balanced-Risk Retirement 2020 Fund, AIM Balanced-Risk Retirement 2030 Fund, AIM Balanced-Risk Retirement 2040 Fund and AIM Balanced-Risk Retirement 2050 Fund generally declare and pay dividends, if any, annually. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Funds may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Funds’ taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.
Fees provided for under the Rule 12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts, including each Funds’ servicing agreements, that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

43        AIM Balanced-Risk Retirement Funds

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  Effective November 4, 2009, Invesco has contractually agreed, through at least April 30, 2011, to reimburse expenses of all shares to the extent necessary to limit total annual operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares for each Fund as shown in the following table:

	Class A	Class B	Class C	Class R	Class Y	Institutional Class

AIM Balanced-Risk Retirement Now Fund	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%

AIM Balanced-Risk Retirement 2010 Fund	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%

AIM Balanced-Risk Retirement 2020 Fund	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%

AIM Balanced-Risk Retirement 2030 Fund	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%

AIM Balanced-Risk Retirement 2040 Fund	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%

AIM Balanced-Risk Retirement 2050 Fund	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%

  Prior to November 4, 2009, Invesco had contractually agreed to reimburse expenses of all shares to the extent necessary to limit total annual operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares for each Fund as shown in the following table:

	Class A	Class B	Class C	Class R	Class Y	Institutional Class

AIM Balanced-Risk Retirement Now Fund	0.27%	1.02%	1.02%	0.52%	0.02%	0.02%

AIM Balanced-Risk Retirement 2010 Fund	0.29%	1.04%	1.04%	0.54%	0.04%	0.04%

AIM Balanced-Risk Retirement 2020 Fund	0.32%	1.07%	1.07%	0.57%	0.07%	0.07%

AIM Balanced-Risk Retirement 2030 Fund	0.35%	1.10%	1.10%	0.60%	0.10%	0.10%

AIM Balanced-Risk Retirement 2040 Fund	0.34%	1.09%	1.09%	0.59%	0.09%	0.09%

AIM Balanced-Risk Retirement 2050 Fund	0.33%	1.08%	1.08%	0.58%	0.08%	0.08%

  In determining Invesco’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items; (5) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (6) expenses that the Funds have incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time.
  For the year ended December 31, 2009, Invesco reimbursed the following expenses:

	Fund Level	Class A	Class B	Class C	Class R	Class Y	Institutional Class

AIM Balanced-Risk Retirement Now Fund	$194,312	$3,477	$1,183	$650	$819	$49	$10

AIM Balanced-Risk Retirement 2010 Fund	199,733	11,683	1,382	3,331	2,747	252	9

AIM Balanced-Risk Retirement 2020 Fund	202,652	21,622	4,342	3,918	4,726	36	9

AIM Balanced-Risk Retirement 2030 Fund	197,545	18,430	6,816	5,358	9,578	285	8

AIM Balanced-Risk Retirement 2040 Fund	194,676	15,165	3,110	4,710	5,435	293	9

AIM Balanced-Risk Retirement 2050 Fund	195,781	11,616	2,135	2,578	3,722	359	16

  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations.
  For the year ended December 31, 2009, Invesco Ltd. reimbursed expenses of:

AIM Balanced-Risk Retirement Now Fund	$—

AIM Balanced-Risk Retirement 2010 Fund	—

AIM Balanced-Risk Retirement 2020 Fund	114

AIM Balanced-Risk Retirement 2030 Fund	117

AIM Balanced-Risk Retirement 2040 Fund	108

AIM Balanced-Risk Retirement 2050 Fund	—

44        AIM Balanced-Risk Retirement Funds

  The Trust has entered into a master administrative services agreement with Invesco pursuant to which each Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to such Fund. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of each Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). Each Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of each Fund. For the year ended December 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC are not recorded as expenses of the Funds. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Funds. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2009, IADI advised the Funds that IADI retained the following in front-end sales commissions from the sale of Class A shares and received the following in CDSC imposed on redemptions by shareholders:

	Front End Sales
	Charges	Contingent Deferred Sales Charges
	Class A	Class A	Class B	Class C	Class R

AIM Balanced-Risk Retirement Now Fund	$959	$—	$5	$201	$—

AIM Balanced-Risk Retirement 2010 Fund	2,182	—	727	405	—

AIM Balanced-Risk Retirement 2020 Fund	14,578	26	2,740	513	—

AIM Balanced-Risk Retirement 2030 Fund	11,128	—	2,946	488	—

AIM Balanced-Risk Retirement 2040 Fund	7,804	2	750	89	—

AIM Balanced-Risk Retirement 2050 Fund	4,382	—	354	375	—

  The underlying AIM Funds Class Y and Institutional Class shares pay no distribution fees and the Funds pay no sales loads or other similar compensation to IADI for acquiring underlying fund shares.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

	Equity Securities
Fund Name	Level 1	Level 2	Level 3	Total

AIM Balanced-Risk Retirement Now Fund	$2,449,147	$—	$—	$2,449,147

AIM Balanced-Risk Retirement 2010 Fund	8,007,007	—	—	8,007,007

AIM Balanced-Risk Retirement 2020 Fund	18,081,210	—	—	18,081,210

AIM Balanced-Risk Retirement 2030 Fund	17,096,843	—	—	17,096,843

AIM Balanced-Risk Retirement 2040 Fund	8,694,162	—	—	8,694,162

AIM Balanced-Risk Retirement 2050 Fund	4,468,737	—	—	4,468,737

45        AIM Balanced-Risk Retirement Funds

NOTE 4—Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the year ended December 31, 2009, each Fund engaged in transactions with affiliates as listed below:

	Securities		Net Realized
	Purchases	Securities Sales	Gains/(Losses)

AIM Balanced-Risk Retirement Now Fund	$21,187	$31,277	$(12,432)

AIM Balanced-Risk Retirement 2010 Fund	147,893	85,162	(50,555)

AIM Balanced-Risk Retirement 2020 Fund	49,147	87,718	(34,024)

AIM Balanced-Risk Retirement 2030 Fund	174,023	92,107	(62,091)

AIM Balanced-Risk Retirement 2040 Fund	43,958	90,026	(68,689)

AIM Balanced-Risk Retirement 2050 Fund	62,663	51,964	(41,196)

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2009, the Funds received credits from this arrangement, which resulted in the reduction of the Funds’ total expenses of:

Transfer Agent Credits

AIM Balanced-Risk Retirement Now Fund	$—

AIM Balanced-Risk Retirement 2010 Fund	153

AIM Balanced-Risk Retirement 2020 Fund	364

AIM Balanced-Risk Retirement 2030 Fund	402

AIM Balanced-Risk Retirement 2040 Fund	299

AIM Balanced-Risk Retirement 2050 Fund	202

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by each Fund to pay remuneration to certain Trustees and Officers of such Fund. Trustees have the option to defer compensation payable by the Funds, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by each Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Funds may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by each Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Funds.
  During the year ended December 31, 2009, the Funds in aggregate paid legal fees of $16,654 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees as shown below. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

46        AIM Balanced-Risk Retirement Funds

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2009 and 2008:

	2009			2008
	Ordinary	Long-term	Total	Ordinary	Long-term	Total
	Income	Capital Gain	Distributions	Income	Capital Gain	Distributions

AIM Balanced-Risk	$110,864	$—	$110,864	$96,282	$4,738	$101,020
Retirement Now Fund

AIM Balanced-Risk	369,795	—	369,795	185,836	15,290	201,126
Retirement 2010 Fund

AIM Balanced-Risk	1,050,237	—	1,050,237	301,435	44,488	345,923
Retirement 2020 Fund

AIM Balanced-Risk	902,398	—	902,398	181,538	40,573	222,111
Retirement 2030 Fund

AIM Balanced-Risk	436,851	—	436,851	77,341	21,279	98,620
Retirement 2040 Fund

AIM Balanced-Risk	211,827	—	211,827	50,849	21,042	71,891
Retirement 2050 Fund

Tax Components of Net Assets at Period-End:

		Net Unrealized
	Undistributed	Appreciation	Temporary			Shares of
	Ordinary	(Depreciation)–	Book/Tax	Capital Loss	Post-October	Beneficial	Total Net
	Income	Investments	Differences	Carryforward	Deferrals	Interest	Assets

AIM Balanced-Risk	$6,165	$(36,540)	$(5,408)	$(11,086)	$(221,410)	$2,757,102	$2,488,823
Retirement Now Fund

AIM Balanced-Risk	15,135	(129,565)	(5,419)	(23,195)	(365,331)	8,493,049	7,984,674
Retirement 2010 Fund

AIM Balanced-Risk	51,001	(445,429)	(5,436)	(62,768)	(367,784)	18,891,690	18,061,274
Retirement 2020 Fund

AIM Balanced-Risk	24,592	(419,343)	(5,430)	(26,887)	(334,389)	17,860,014	17,098,557
Retirement 2030 Fund

AIM Balanced-Risk	751,265	(215,406)	(5,415)	—	(688,889)	8,849,646	8,691,201
Retirement 2040 Fund

AIM Balanced-Risk	10,410	(104,901)	(5,410)	(14,020)	(197,577)	4,804,246	4,492,748
Retirement 2050 Fund

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds net unrealized appreciation (depreciation) differences are attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Funds temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. The Funds utilizations of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes as follows:

Capital Loss
Carryforward
Utilized

AIM Balanced-Risk Retirement Now Fund	$—

AIM Balanced-Risk Retirement 2010 Fund	—

AIM Balanced-Risk Retirement 2020 Fund	—

AIM Balanced-Risk Retirement 2030 Fund	135

AIM Balanced-Risk Retirement 2040 Fund	18,424

AIM Balanced-Risk Retirement 2050 Fund	—

47        AIM Balanced-Risk Retirement Funds

  The Funds have a capital loss carryforward as of December 31, 2009 which expires as follows:

	2016	2017	Total

AIM Balanced-Risk Retirement Now Fund	$6,029	$5,057	$11,086

AIM Balanced-Risk Retirement 2010 Fund	15,568	7,627	23,195

AIM Balanced-Risk Retirement 2020 Fund	49,787	12,981	62,768

AIM Balanced-Risk Retirement 2030 Fund	26,887	—	26,887

AIM Balanced-Risk Retirement 2040 Fund	—	—	—

AIM Balanced-Risk Retirement 2050 Fund	13,277	743	14,020

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities purchased and sold by each Fund and aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes are as follows:

			At December 31, 2009
	For the year ended					Net Unrealized
	December 31, 2009*		Federal Tax	Unrealized	Unrealized	Appreciation
	Purchases	Sales	Cost**	Appreciation	(Depreciation)	(Depreciation)

AIM Balanced-Risk Retirement Now Fund	$2,738,653	$2,992,052	$2,485,687	$—	$(36,540)	$(36,540)

AIM Balanced-Risk Retirement 2010 Fund	10,139,704	10,056,784	8,136,572	—	(129,565)	(129,565)

AIM Balanced-Risk Retirement 2020 Fund	31,709,617	24,560,322	18,526,639	—	(445,429)	(445,429)

AIM Balanced-Risk Retirement 2030 Fund	31,154,732	23,061,205	17,516,186	—	(419,343)	(419,343)

AIM Balanced-Risk Retirement 2040 Fund	16,642,115	12,496,795	8,909,568	—	(215,406)	(215,406)

AIM Balanced-Risk Retirement 2050 Fund	8,486,221	6,690,324	4,573,638	—	(104,901)	(104,901)

*	Excludes U.S. Treasury obligations and money market funds, if any.
**	Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

48        AIM Balanced-Risk Retirement Funds

NOTE 10—Share Information

AIM Balanced-Risk Retirement Now Fund

	Summary of Share Activity

	Year ended December 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Class A	96,127	$771,436	88,249	$783,977

Class B	8,750	66,018	28,090	249,391

Class C	10,370	84,172	24,033	196,326

Class R	38,543	305,148	8,158	72,016

Class Y(b)	824	6,000	1,205	10,000

Issued as reinvestment of dividends:
Class A	6,696	53,647	7,350	63,281

Class B	2,164	17,373	2,058	17,647

Class C	1,220	9,822	559	4,808

Class R	1,988	16,046	590	4,950

Class Y(b)	121	966	22	168

Institutional Class	334	2,670	353	3,037

Automatic conversion of Class B shares to Class A shares:
Class A	2,109	17,122	1,045	9,105

Class B	(2,109)	(17,122)	(1,045)	(9,105)

Reacquired:
Class A	(59,094)	(466,793)	(55,100)	(454,975)

Class B	(8,904)	(65,595)	(15,205)	(125,343)

Class C	(933)	(7,527)	(9,243)	(74,231)

Class R	(9,559)	(79,591)	(1)	(12)

Class Y(b)	(1)	(10)	—	—

Net increase in share activity	88,646	$713,782	81,118	$751,040

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 21% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 8% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.
(b)	Commencement date of October 3, 2008.

49        AIM Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

AIM Balanced-Risk Retirement 2010 Fund

	Summary of Share Activity

	Year ended December 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Class A	353,921	$2,872,368	240,830	$2,142,402

Class B	38,298	319,424	36,739	341,611

Class C	128,325	1,030,783	119,316	1,101,784

Class R	63,294	507,008	82,317	724,326

Class Y(b)	—	—	9,092	79,916

Institutional Class	—	—	—	—

Issued as reinvestment of dividends:
Class A	25,930	219,367	15,486	118,930

Class B	3,011	25,354	2,160	16,549

Class C	7,332	61,736	3,306	25,324

Class R	5,785	48,885	3,488	26,750

Class Y	504	4,275	459	3,526

Institutional Class	68	574	63	472

Automatic conversion of Class B shares to Class A shares:
Class A	6,231	50,401	4,345	35,765

Class B	(6,271)	(50,401)	(4,370)	(35,765)

Reacquired:
Class A(b)	(167,742)	(1,382,073)	(85,664)	(762,204)

Class B	(18,684)	(141,099)	(15,210)	(136,023)

Class C	(55,279)	(408,778)	(68,027)	(562,672)

Class R	(21,467)	(172,823)	(19,644)	(180,598)

Class Y	(1)	(10)	(1)	(10)

Institutional Class	—	—	(3,970)	(38,000)

Net increase in share activity	363,255	$2,984,991	320,715	$2,902,083

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 22% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	7,954	$69,916

Class A	(7,954)	(69,916)

50        AIM Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

AIM Balanced-Risk Retirement 2020 Fund

	Summary of Share Activity

	Year ended December 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Class A	960,164	$7,062,759	706,096	$5,801,367

Class B	87,863	636,071	146,151	1,235,026

Class C	169,178	1,201,702	116,951	965,328

Class R	245,907	1,834,664	135,180	1,214,640

Class Y(b)	163	1,222	6,993	51,448

Issued as reinvestment of dividends:
Class A	84,034	666,392	33,304	228,130

Class B	13,958	109,850	6,924	47,221

Class C	14,174	111,412	3,718	25,283

Class R	18,641	147,450	5,229	35,765

Class Y	116	921	295	2,020

Institutional Class	85	671	53	361

Automatic conversion of Class B shares to Class A shares:
Class A	20,930	155,265	12,541	107,418

Class B	(21,109)	(155,265)	(12,645)	(107,418)

Reacquired:
Class A(b)	(490,088)	(3,565,652)	(172,658)	(1,449,307)

Class B	(35,689)	(245,101)	(27,672)	(219,537)

Class C	(38,100)	(284,492)	(56,643)	(459,243)

Class R	(85,611)	(670,233)	(67,911)	(618,034)

Class Y	(5,591)	(39,262)	(1)	(10)

Net increase in share activity	939,025	$6,968,374	835,905	$6,860,458

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 19% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	448	$3,677

Class A	(448)	(3,677)

51        AIM Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

AIM Balanced-Risk Retirement 2030 Fund

	Summary of Share Activity

	Year ended December 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Class A	744,792	$5,196,741	409,954	$3,260,537

Class B	154,612	1,003,961	160,430	1,287,906

Class C	177,483	1,231,849	125,011	1,061,052

Class R	347,498	2,352,592	213,171	1,846,251

Class Y(b)	20,034	156,082	8,107	62,996

Institutional Class	—	—	—	2

Issued as reinvestment of dividends:
Class A	59,237	447,239	17,015	105,999

Class B	16,361	122,705	6,275	38,969

Class C	14,521	108,907	3,680	22,851

Class R	27,431	206,281	7,732	48,017

Class Y	1,650	12,478	285	1,774

Institutional Class	78	591	48	303

Automatic conversion of Class B shares to Class A shares:
Class A	20,848	138,694	6,185	47,275

Class B	(20,972)	(138,694)	(6,222)	(47,275)

Reacquired:
Class A(b)	(212,272)	(1,442,369)	(104,280)	(805,320)

Class B	(48,317)	(305,093)	(17,297)	(125,755)

Class C	(53,496)	(389,350)	(53,933)	(393,021)

Class R	(97,363)	(661,305)	(17,870)	(148,814)

Class Y	(543)	(3,820)	(494)	(3,251)

Net increase in share activity	1,151,582	$8,037,489	757,797	$6,260,496

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 25% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	6,821	$52,996

Class A	(6,821)	(52,996)

52        AIM Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

AIM Balanced-Risk Retirement 2040 Fund

	Summary of Share Activity

	Year ended December 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Class A	436,623	$2,910,303	269,516	$2,009,513

Class B	44,606	281,940	46,516	350,341

Class C	103,071	652,835	82,282	661,250

Class R	216,334	1,449,064	63,157	492,672

Class Y(b)	7,517	46,546	3,854	29,062

Issued as reinvestment of dividends:
Class A	32,236	236,293	9,721	58,327

Class B	5,140	37,422	2,163	12,933

Class C	8,903	64,818	2,401	14,361

Class R	12,747	93,182	1,953	11,676

Class Y	539	3,951	126	755

Institutional Class	83	606	48	292

Automatic conversion of Class B shares to Class A shares:
Class A	8,720	57,665	1,375	10,726

Class B	(8,784)	(57,665)	(1,383)	(10,726)

Reacquired:
Class A(b)	(165,552)	(1,101,530)	(58,932)	(469,793)

Class B	(21,397)	(123,649)	(12,315)	(101,446)

Class C	(20,816)	(129,546)	(14,423)	(106,941)

Class R	(49,451)	(336,036)	(9,641)	(81,695)

Class Y	(1,711)	(13,227)	(114)	(683)

Institutional Class	—	—	(3,806)	(33,000)

Net increase in share activity	608,808	$4,072,972	382,498	$2,847,624

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 23% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	2,482	$18,762

Class A	(2,482)	(18,762)

53        AIM Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

AIM Balanced-Risk Retirement 2050 Fund

	Summary of Share Activity

	Year ended December 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Class A	194,631	$1,224,163	134,748	$1,029,543

Class B	30,202	185,138	23,396	180,640

Class C	55,841	345,497	31,290	234,414

Class R	96,031	621,498	36,250	278,032

Class Y(b)	3,936	26,004	6,935	50,983

Issued as reinvestment of dividends:
Class A	16,770	119,070	7,775	45,017

Class B	2,681	18,898	1,202	6,925

Class C	3,217	22,714	1,280	7,388

Class R	6,626	46,915	1,535	8,870

Class Y	374	2,654	290	1,680

Institutional Class	153	1,093	228	1,319

Automatic conversion of Class B shares to Class A shares:
Class A	4,183	27,966	798	6,305

Class B	(4,224)	(27,966)	(804)	(6,305)

Reacquired:
Class A(b)	(73,056)	(444,199)	(50,970)	(409,945)

Class B	(4,390)	(27,859)	(5,935)	(43,925)

Class C	(33,673)	(227,537)	(4,668)	(36,615)

Class R	(13,413)	(87,896)	(6,202)	(51,952)

Class Y	(4,338)	(31,884)	(4)	(20)

Institutional Class	(2,636)	(15,500)	—	—

Net increase in share activity	278,915	$1,778,769	177,144	$1,302,354

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 21% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	5,265	$39,063

Class A	(5,265)	(39,063)

54        AIM Balanced-Risk Retirement Funds

NOTE 11—Subsequent Event

The Board of Trustees of the Trust approved, on January 21, 2010, an Agreement and Plan of Reorganization (the “Reorganization”) pursuant to which a AIM Balanced-Risk Retirement Fund (“Acquiring Fund”) would acquire the net assets of the corresponding fund of the Van Kampen Retirement Strategy Trust identified below (each a “VK Fund”). Upon closing of the Reorganization, shareholders of each VK Fund will receive a corresponding class of shares of the Acquiring Fund in exchange for their shares of the VK Fund. The Agreement requires approval of each VK Fund’s shareholders.

VK Fund	Acquiring Fund

Van Kampen In Retirement Strategy Fund	AIM Balanced-Risk Retirement Now Fund
Van Kampen Retirement 2010 Strategy Fund	AIM Balanced-Risk Retirement 2010 Fund
Van Kampen Retirement 2015 Strategy Fund	AIM Balanced-Risk Retirement 2010 Fund
Van Kampen Retirement 2020 Strategy Fund	AIM Balanced-Risk Retirement 2020 Fund
Van Kampen Retirement 2025 Strategy Fund	AIM Balanced-Risk Retirement 2020 Fund
Van Kampen Retirement 2030 Strategy Fund	AIM Balanced-Risk Retirement 2030 Fund
Van Kampen Retirement 2035 Strategy Fund	AIM Balanced-Risk Retirement 2030 Fund
Van Kampen Retirement 2040 Strategy Fund	AIM Balanced-Risk Retirement 2040 Fund
Van Kampen Retirement 2045 Strategy Fund	AIM Balanced-Risk Retirement 2040 Fund
Van Kampen Retirement 2050 Strategy Fund	AIM Balanced-Risk Retirement 2050 Fund

55        AIM Balanced-Risk Retirement Funds

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of each Fund outstanding throughout the periods indicated.

AIM Balanced-Risk Retirement Now Fund

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average net		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions					assets with		assets without		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset		Net assets,	fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Year ended 12/31/09	$7.59	$0.47	$0.61	$1.08	$(0.44)	$—	$(0.44)	$8.23	14.53%	$1,399	0.27	%(e)	10.47	%(e)	5.93	%(e)	155%
Year ended 12/31/08	9.78	0.43	(2.08)	(1.65)	(0.51)	(0.03)	(0.54)	7.59	(17.45)	942	0.31		11.88		4.89		36
Year ended 12/31/07(f)	10.02	0.41	(0.07)	0.34	(0.54)	(0.04)	(0.58)	9.78	3.47	807	0.41	(g)	28.75	(g)	4.41	(g)	27

Class B
Year ended 12/31/09	7.60	0.41	0.61	1.02	(0.38)	—	(0.38)	8.24	13.66	374	1.02	(e)	11.22	(e)	5.18	(e)	155
Year ended 12/31/08	9.79	0.37	(2.09)	(1.72)	(0.44)	(0.03)	(0.47)	7.60	(18.05)	346	1.06		12.63		4.14		36
Year ended 12/31/07(f)	10.02	0.34	(0.06)	0.28	(0.47)	(0.04)	(0.51)	9.79	2.79	309	1.16	(g)	29.50	(g)	3.66	(g)	27

Class C
Year ended 12/31/09	7.59	0.41	0.61	1.02	(0.38)	—	(0.38)	8.23	13.67	277	1.02	(e)	11.22	(e)	5.18	(e)	155
Year ended 12/31/08	9.79	0.36	(2.09)	(1.73)	(0.44)	(0.03)	(0.47)	7.59	(18.15)	174	1.06		12.63		4.14		36
Year ended 12/31/07(f)	10.02	0.34	(0.06)	0.28	(0.47)	(0.04)	(0.51)	9.79	2.79	75	1.16	(g)	29.50	(g)	3.66	(g)	27

Class R
Year ended 12/31/09	7.59	0.45	0.62	1.07	(0.42)	—	(0.42)	8.24	14.38	371	0.52	(e)	10.72	(e)	5.68	(e)	155
Year ended 12/31/08	9.78	0.40	(2.07)	(1.67)	(0.49)	(0.03)	(0.52)	7.59	(17.66)	107	0.56		12.13		4.64		36
Year ended 12/31/07(f)	10.02	0.39	(0.07)	0.32	(0.52)	(0.04)	(0.56)	9.78	3.21	53	0.66	(g)	29.00	(g)	4.16	(g)	27

Class Y
Year ended 12/31/09	7.59	0.49	0.61	1.10	(0.46)	—	(0.46)	8.23	14.82	18	0.02	(e)	10.22	(e)	6.18	(e)	155
Year ended 12/31/08(f)	8.30	0.10	(0.67)	(0.57)	(0.14)	—	(0.14)	7.59	(6.86)	9	0.02	(g)	19.09	(g)	5.18	(g)	36

Institutional Class
Year ended 12/31/09	7.59	0.49	0.61	1.10	(0.46)	—	(0.46)	8.23	14.82	49	0.02	(e)	9.92	(e)	6.18	(e)	155
Year ended 12/31/08	9.78	0.46	(2.09)	(1.63)	(0.53)	(0.03)	(0.56)	7.59	(17.23)	43	0.06		11.41		5.14		36
Year ended 12/31/07(f)	10.02	0.43	(0.07)	0.36	(0.56)	(0.04)	(0.60)	9.78	3.74	52	0.16	(g)	28.35	(g)	4.66	(g)	27

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.63%, 0.65% and 0.68% for the years ended December 31, 2009, December 31, 2008 and December 31, 2007, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $1,081, $368, $202, $255, $15 and $45 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of January 31, 2007 for Class A, Class B, Class C, Class R and Institutional Class shares and October 3, 2008 for Class Y shares.
(g)	Annualized.

56        AIM Balanced-Risk Retirement Funds

NOTE 12—Financial Highlights—(continued)

AIM Balanced-Risk Retirement 2010 Fund

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average net		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions					assets with		assets without		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset		Net assets,	fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Year ended 12/31/09	$7.72	$0.52	$0.68	$1.20	$(0.43)	$—	$(0.43)	$8.49	15.58%	$4,731	0.28	%(e)	3.92	%(e)	6.35	%(e)	182%
Year ended 12/31/08	10.02	0.45	(2.37)	(1.92)	(0.35)	(0.03)	(0.38)	7.72	(19.11)	2,620	0.33		5.46		4.99		37
Year ended 12/31/07(f)	10.02	0.43	(0.07)	0.36	(0.34)	(0.02)	(0.36)	10.02	3.65	1,645	0.42	(g)	16.42	(g)	4.50	(g)	15

Class B
Year ended 12/31/09	7.70	0.45	0.68	1.13	(0.39)	—	(0.39)	8.44	14.64	588	1.03	(e)	4.67	(e)	5.60	(e)	182
Year ended 12/31/08	9.99	0.39	(2.36)	(1.97)	(0.29)	(0.03)	(0.32)	7.70	(19.66)	411	1.08		6.21		4.24		37
Year ended 12/31/07(f)	10.02	0.35	(0.06)	0.29	(0.30)	(0.02)	(0.32)	9.99	2.92	340	1.17	(g)	17.17	(g)	3.75	(g)	15

Class C
Year ended 12/31/09	7.71	0.46	0.66	1.12	(0.39)	—	(0.39)	8.44	14.49	1,504	1.03	(e)	4.67	(e)	5.60	(e)	182
Year ended 12/31/08	10.00	0.39	(2.36)	(1.97)	(0.29)	(0.03)	(0.32)	7.71	(19.64)	753	1.08		6.21		4.24		37
Year ended 12/31/07(f)	10.02	0.35	(0.05)	0.30	(0.30)	(0.02)	(0.32)	10.00	3.02	431	1.17	(g)	17.17	(g)	3.75	(g)	15

Class R
Year ended 12/31/09	7.72	0.50	0.67	1.17	(0.42)	—	(0.42)	8.47	15.11	1,064	0.53	(e)	4.17	(e)	6.10	(e)	182
Year ended 12/31/08	10.01	0.43	(2.36)	(1.93)	(0.33)	(0.03)	(0.36)	7.72	(19.20)	602	0.58		5.71		4.74		37
Year ended 12/31/07(f)	10.02	0.40	(0.06)	0.34	(0.33)	(0.02)	(0.35)	10.01	3.41	119	0.67	(g)	16.67	(g)	4.25	(g)	15

Class Y
Year ended 12/31/09	7.73	0.54	0.67	1.21	(0.45)	—	(0.45)	8.49	15.64	85	0.03	(e)	3.67	(e)	6.60	(e)	182
Year ended 12/31/08(f)	8.79	0.10	(0.77)	(0.67)	(0.36)	(0.03)	(0.39)	7.73	(7.62)	74	0.04	(g)	8.26	(g)	5.28	(g)	37

Institutional Class
Year ended 12/31/09	7.74	0.54	0.68	1.22	(0.45)	—	(0.45)	8.51	15.75	11	0.04	(e)	3.45	(e)	6.59	(e)	182
Year ended 12/31/08	10.03	0.50	(2.39)	(1.89)	(0.37)	(0.03)	(0.40)	7.74	(18.82)	10	0.08		5.02		5.24		37
Year ended 12/31/07(f)	10.02	0.45	(0.07)	0.38	(0.35)	(0.02)	(0.37)	10.03	3.87	52	0.17	(g)	16.02	(g)	4.75	(g)	15

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.66%, 0.69% and 0.70% for the years ended December 31, 2009, December 31, 2008 and December 31, 2007, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $3,620, $428, $1,032, $851, $78 and $10 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of January 31, 2007 for Class A, Class B, Class C, Class R and Institutional Class shares and October 3, 2008 for Class Y shares.
(g)	Annualized.

57        AIM Balanced-Risk Retirement Funds

NOTE 12—Financial Highlights—(continued)

AIM Balanced-Risk Retirement 2020 Fund

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average net		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions					assets with		assets without		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset		Net assets,	fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Year ended 12/31/09	$6.93	$0.62	$0.94	$1.56	$(0.52)	$—	$(0.52)	$7.97	22.49%	$11,371	0.30	%(e)	2.08	%(e)	8.23	%(e)	185%
Year ended 12/31/08	9.96	0.39	(3.13)	(2.74)	(0.25)	(0.04)	(0.29)	6.93	(27.53)	5,899	0.38		3.48		4.54		30
Year ended 12/31/07(f)	10.02	0.41	(0.17)	0.24	(0.25)	(0.05)	(0.30)	9.96	2.38	2,711	0.50	(g)	10.04	(g)	4.33	(g)	37

Class B
Year ended 12/31/09	6.90	0.56	0.92	1.48	(0.47)	—	(0.47)	7.91	21.45	1,997	1.05	(e)	2.83	(e)	7.48	(e)	185
Year ended 12/31/08	9.92	0.32	(3.10)	(2.78)	(0.20)	(0.04)	(0.24)	6.90	(28.01)	1,431	1.13		4.23		3.79		30
Year ended 12/31/07(f)	10.02	0.34	(0.17)	0.17	(0.22)	(0.05)	(0.27)	9.92	1.68	940	1.25	(g)	10.79	(g)	3.58	(g)	37

Class C
Year ended 12/31/09	6.88	0.56	0.93	1.49	(0.47)	—	(0.47)	7.90	21.66	2,125	1.05	(e)	2.83	(e)	7.48	(e)	185
Year ended 12/31/08	9.92	0.32	(3.12)	(2.80)	(0.20)	(0.04)	(0.24)	6.88	(28.21)	852	1.13		4.23		3.79		30
Year ended 12/31/07(f)	10.02	0.34	(0.17)	0.17	(0.22)	(0.05)	(0.27)	9.92	1.68	593	1.25	(g)	10.79	(g)	3.58	(g)	37

Class R
Year ended 12/31/09	6.92	0.61	0.92	1.53	(0.50)	—	(0.50)	7.95	22.15	2,542	0.55	(e)	2.33	(e)	7.98	(e)	185
Year ended 12/31/08	9.95	0.38	(3.14)	(2.76)	(0.23)	(0.04)	(0.27)	6.92	(27.72)	974	0.63		3.73		4.29		30
Year ended 12/31/07(f)	10.02	0.38	(0.16)	0.22	(0.24)	(0.05)	(0.29)	9.95	2.19	679	0.75	(g)	10.29	(g)	4.08	(g)	37

Class Y
Year ended 12/31/09	6.93	0.63	0.94	1.57	(0.53)	—	(0.53)	7.97	22.70	16	0.05	(e)	1.83	(e)	8.48	(e)	185
Year ended 12/31/08(f)	8.21	0.08	(1.07)	(0.99)	(0.25)	(0.04)	(0.29)	6.93	(12.03)	50	0.08	(g)	4.83	(g)	4.84	(g)	30

Institutional Class
Year ended 12/31/09	6.95	0.64	0.94	1.58	(0.53)	—	(0.53)	8.00	22.79	11	0.07	(e)	1.68	(e)	8.46	(e)	185
Year ended 12/31/08	9.99	0.42	(3.16)	(2.74)	(0.26)	(0.04)	(0.30)	6.95	(27.41)	9	0.13		2.98		4.79		30
Year ended 12/31/07(f)	10.02	0.43	(0.15)	0.28	(0.26)	(0.05)	(0.31)	9.99	2.80	12	0.25	(g)	9.67	(g)	4.58	(g)	37

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.74%, 0.74% and 0.78% for the years ended December 31, 2009, December 31, 2008 and December 31, 2007, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $8,331, $1,673, $1,509, $1,821, $14 and $10 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of January 31, 2007 for Class A, Class B, Class C, Class R and Institutional Class shares and October 3, 2008 for Class Y shares.
(g)	Annualized.

58        AIM Balanced-Risk Retirement Funds

NOTE 12—Financial Highlights—(continued)

AIM Balanced-Risk Retirement 2030 Fund

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average net		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions					assets with		assets without		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset		Net assets,	fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Year ended 12/31/09	$6.33	$0.57	$1.12	$1.69	$(0.44)	$—	$(0.44)	$7.58	26.76%	$8,346	0.33	%(e)	2.40	%(e)	8.05	%(e)	201%
Year ended 12/31/08	9.89	0.29	(3.62)	(3.33)	(0.18)	(0.05)	(0.23)	6.33	(33.64)	3,088	0.40		4.07		3.50		17
Year ended 12/31/07(f)	10.02	0.34	(0.14)	0.20	(0.28)	(0.05)	(0.33)	9.89	2.00	1,577	0.50	(g)	13.53	(g)	3.60	(g)	31

Class B
Year ended 12/31/09	6.31	0.51	1.12	1.63	(0.40)	—	(0.40)	7.54	25.86	2,424	1.08	(e)	3.15	(e)	7.30	(e)	201
Year ended 12/31/08	9.87	0.22	(3.59)	(3.37)	(0.14)	(0.05)	(0.19)	6.31	(34.18)	1,386	1.15		4.82		2.75		17
Year ended 12/31/07(f)	10.02	0.27	(0.13)	0.14	(0.24)	(0.05)	(0.29)	9.87	1.42	756	1.25	(g)	14.28	(g)	2.85	(g)	31

Class C
Year ended 12/31/09	6.31	0.52	1.11	1.63	(0.40)	—	(0.40)	7.54	25.86	2,164	1.08	(e)	3.15	(e)	7.30	(e)	201
Year ended 12/31/08	9.87	0.23	(3.60)	(3.37)	(0.14)	(0.05)	(0.19)	6.31	(34.18)	938	1.15		4.82		2.75		17
Year ended 12/31/07(f)	10.02	0.27	(0.13)	0.14	(0.24)	(0.05)	(0.29)	9.87	1.425	729	1.25	(g)	14.28	(g)	2.85	(g)	31

Class R
Year ended 12/31/09	6.31	0.56	1.12	1.68	(0.43)	—	(0.43)	7.56	26.64	3,934	0.58	(e)	2.65	(e)	7.80	(e)	201
Year ended 12/31/08	9.88	0.26	(3.61)	(3.35)	(0.17)	(0.05)	(0.22)	6.31	(33.92)	1,534	0.65		4.32		3.25		17
Year ended 12/31/07(f)	10.02	0.32	(0.15)	0.17	(0.26)	(0.05)	(0.31)	9.88	1.78	396	0.75	(g)	13.78	(g)	3.35	(g)	31

Class Y
Year ended 12/31/09	6.33	0.60	1.12	1.72	(0.46)	—	(0.46)	7.59	27.13	221	0.08	(e)	2.15	(e)	8.30	(e)	201
Year ended 12/31/08(f)	7.77	0.06	(1.26)	(1.20)	(0.19)	(0.05)	(0.24)	6.33	(15.49)	50	0.11	(g)	5.07	(g)	3.79	(g)	17

Institutional Class
Year ended 12/31/09	6.34	0.58	1.14	1.72	(0.46)	—	(0.46)	7.60	27.10	10	0.09	(e)	1.90	(e)	8.29	(e)	201
Year ended 12/31/08	9.90	0.32	(3.63)	(3.31)	(0.20)	(0.05)	(0.25)	6.34	(33.46)	8	0.15		3.50		3.75		17
Year ended 12/31/07(f)	10.02	0.37	(0.15)	0.22	(0.29)	(0.05)	(0.34)	9.90	2.23	12	0.25	(g)	13.07	(g)	3.85	(g)	31

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.78%, 0.76% and 0.80% for the years ended December 31, 2009, December 31, 2008 and December 31, 2007, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $5,236, $1,936, $1,522, $2,721, $81 and $9 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of January 31, 2007 for Class A, Class B, Class C, Class R and Institutional Class shares and October 3, 2008 for Class Y shares
(g)	Annualized.

59        AIM Balanced-Risk Retirement Funds

NOTE 12—Financial Highlights—(continued)

AIM Balanced-Risk Retirement 2040 Fund

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average net		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions					assets with		assets without		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset		Net assets,	fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Year ended 12/31/09	$6.09	$0.53	$1.15	$1.68	$(0.41)	$—	$(0.41)	$7.36	27.59%	$4,605	0.33	%(e)	4.14	%(e)	7.69	%(e)	214%
Year ended 12/31/08	9.83	0.23	(3.78)	(3.55)	(0.15)	(0.04)	(0.19)	6.09	(36.00)	1,907	0.41		8.63		2.88		29
Year ended 12/31/07(f)	10.02	0.31	(0.13)	0.18	(0.28)	(0.09)	(0.37)	9.83	1.81	901	0.54	(g)	22.43	(g)	3.26	(g)	20

Class B
Year ended 12/31/09	6.06	0.47	1.16	1.63	(0.37)	—	(0.37)	7.32	26.90	773	1.08	(e)	4.89	(e)	6.94	(e)	214
Year ended 12/31/08	9.80	0.17	(3.76)	(3.59)	(0.11)	(0.04)	(0.15)	6.06	(36.53)	522	1.16		9.38		2.13		29
Year ended 12/31/07(f)	10.02	0.24	(0.13)	0.11	(0.24)	(0.09)	(0.33)	9.80	1.15	500	1.29	(g)	23.18	(g)	2.51	(g)	20

Class C
Year ended 12/31/09	6.06	0.47	1.15	1.62	(0.37)	—	(0.37)	7.31	26.72	1,387	1.08	(e)	4.89	(e)	6.94	(e)	214
Year ended 12/31/08	9.80	0.17	(3.76)	(3.59)	(0.11)	(0.04)	(0.15)	6.06	(36.53)	597	1.16		9.38		2.13		29
Year ended 12/31/07(f)	10.02	0.24	(0.13)	0.11	(0.24)	(0.09)	(0.33)	9.80	1.15	277	1.29	(g)	23.18	(g)	2.51	(g)	20

Class R
Year ended 12/31/09	6.07	0.52	1.15	1.67	(0.40)	—	(0.40)	7.34	27.47	1,840	0.58	(e)	4.39	(e)	7.44	(e)	214
Year ended 12/31/08	9.82	0.21	(3.78)	(3.57)	(0.14)	(0.04)	(0.18)	6.07	(36.27)	432	0.66		8.88		2.63		29
Year ended 12/31/07(f)	10.02	0.28	(0.13)	0.15	(0.26)	(0.09)	(0.35)	9.82	1.59	153	0.79	(g)	22.68	(g)	3.01	(g)	20

Class Y
Year ended 12/31/09	6.09	0.56	1.14	1.70	(0.42)	—	(0.42)	7.37	27.96	75	0.08	(e)	3.89	(e)	7.94	(e)	214
Year ended 12/31/08(f)	7.56	0.05	(1.32)	(1.27)	(0.16)	(0.04)	(0.20)	6.09	(16.73)	24	0.10	(g)	10.26	(g)	3.19	(g)	29

Institutional Class
Year ended 12/31/09	6.09	0.53	1.18	1.71	(0.42)	—	(0.42)	7.38	28.13	11	0.08	(e)	3.49	(e)	7.94	(e)	214
Year ended 12/31/08	9.84	0.28	(3.82)	(3.54)	(0.17)	(0.04)	(0.21)	6.09	(35.94)	9	0.15		7.72		3.14		29
Year ended 12/31/07(f)	10.02	0.34	(0.14)	0.20	(0.29)	(0.09)	(0.38)	9.84	2.03	51	0.28	(g)	21.86	(g)	3.53	(g)	20

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.81%, 0.78% and 0.81% for the years ended December 31, 2009, December 31, 2008 and December 31, 2007, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $3,095, $635, $961, $1,109, $60 and $10 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of January 31, 2007 for Class A, Class B, Class C, Class R and Institutional Class shares and October 3, 2008 for Class Y shares
(g)	Annualized.

60        AIM Balanced-Risk Retirement Funds

NOTE 12—Financial Highlights—(continued)

AIM Balanced-Risk Retirement 2050 Fund

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average net		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions					assets with		assets without		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset		Net assets,	fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Year ended 12/31/09	$5.87	$0.45	$1.19	$1.64	$(0.38)	$—	$(0.38)	$7.13	27.92%	$2,533	0.32	%(e)	7.20	%(e)	6.87	%(e)	214%
Year ended 12/31/08	9.78	0.17	(3.84)	(3.67)	(0.17)	(0.07)	(0.24)	5.87	(37.51)	1,248	0.42		11.10		2.10		27
Year ended 12/31/07(f)	10.02	0.29	(0.14)	0.15	(0.29)	(0.10)	(0.39)	9.78	1.55	1,177	0.54	(g)	24.63	(g)	3.01	(g)	20

Class B
Year ended 12/31/09	5.84	0.40	1.18	1.58	(0.34)	—	(0.34)	7.08	27.02	432	1.07	(e)	7.95	(e)	6.12	(e)	214
Year ended 12/31/08	9.75	0.11	(3.82)	(3.71)	(0.13)	(0.07)	(0.20)	5.84	(38.03)	214	1.17		11.85		1.35		27
Year ended 12/31/07(f)	10.02	0.21	(0.13)	0.08	(0.25)	(0.10)	(0.35)	9.75	0.80	184	1.29	(g)	25.38	(g)	2.26	(g)	20

Class C
Year ended 12/31/09	5.85	0.40	1.18	1.58	(0.34)	—	(0.34)	7.09	26.97	487	1.07	(e)	7.95	(e)	6.12	(e)	214
Year ended 12/31/08	9.76	0.10	(3.81)	(3.71)	(0.13)	(0.07)	(0.20)	5.85	(37.99)	253	1.17		11.85		1.35		27
Year ended 12/31/07(f)	10.02	0.21	(0.12)	0.09	(0.25)	(0.10)	(0.35)	9.76	0.90	150	1.29	(g)	25.38	(g)	2.26	(g)	20

Class R
Year ended 12/31/09	5.85	0.44	1.18	1.62	(0.36)	—	(0.36)	7.11	27.80	969	0.57	(e)	7.45	(e)	6.62	(e)	214
Year ended 12/31/08	9.77	0.14	(3.84)	(3.70)	(0.15)	(0.07)	(0.22)	5.85	(37.78)	275	0.67		11.35		1.85		27
Year ended 12/31/07(f)	10.02	0.26	(0.14)	0.12	(0.27)	(0.10)	(0.37)	9.77	1.29	151	0.79	(g)	24.88	(g)	2.76	(g)	20

Class Y
Year ended 12/31/09	5.87	0.47	1.19	1.66	(0.39)	—	(0.39)	7.14	28.32	51	0.07	(e)	6.95	(e)	7.12	(e)	214
Year ended 12/31/08(f)	7.42	0.04	(1.35)	(1.31)	(0.17)	(0.07)	(0.24)	5.87	(17.57)	42	0.09	(g)	19.27	(g)	2.43	(g)	27

Institutional Class
Year ended 12/31/09	5.87	0.44	1.22	1.66	(0.39)	—	(0.39)	7.14	28.32	21	0.06	(e)	6.36	(e)	7.13	(e)	214
Year ended 12/31/08	9.79	0.19	(3.86)	(3.67)	(0.18)	(0.07)	(0.25)	5.87	(37.42)	32	0.15		10.22		2.37		27
Year ended 12/31/07(f)	10.02	0.31	(0.14)	0.17	(0.30)	(0.10)	(0.40)	9.79	1.78	51	0.28	(g)	24.12	(g)	3.27	(g)	20

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.82%, 0.78% and 0.82% for the years ended December 31, 2009, December 31, 2008 and December 31, 2007, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $1,777, $327, $394, $569, $55 and $23 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of January 31, 2007 for Class A, Class B, Class C, Class R and Institutional Class shares and October 3, 2008 for Class Y shares.
(g)	Annualized.

61        AIM Balanced-Risk Retirement Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series
and Shareholders of AIM Balanced-Risk Retirement Now Fund,
AIM Balanced-Risk Retirement 2010 Fund,
AIM Balanced-Risk Retirement 2020 Fund,
AIM Balanced-Risk Retirement 2030 Fund,
AIM Balanced-Risk Retirement 2040 Fund
and AIM Balanced-Risk Retirement 2050 Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Balanced-Risk Retirement Now Fund, AIM Balanced-Risk Retirement 2010 Fund, AIM Balanced-Risk Retirement 2020 Fund, AIM Balanced-Risk Retirement 2030 Fund, AIM Balanced-Risk Retirement 2040 Fund and AIM Balanced-Risk Retirement 2050 Fund (formerly known as AIM Independence Now Fund, AIM Independence 2010 Fund, AIM Independence 2020 Fund, AIM Independence 2030 Fund, AIM Independence 2040 Fund and AIM Independence 2050 Fund, six of the funds constituting AIM Growth Series, hereafter referred to as the “Funds”) at December 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodians, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 17, 2010
Houston, Texas

62        AIM Balanced-Risk Retirement Funds

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.
  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

AIM Balanced-Risk Retirement Now Fund

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2,3]	(12/31/09)	Period[2,3]	Ratio[3]
A	$1,000.00	$1,103.70	$1.38	$1,023.89	$1.33	0.26%

B	1,000.00	1,099.40	5.34	1,020.11	5.14	1.01

C	1,000.00	1,099.50	5.34	1,020.11	5.14	1.01

R	1,000.00	1,103.70	2.70	1,022.63	2.60	0.51

Y	1,000.00	1,106.60	0.05	1,025.16	0.05	0.01

Institutional	1,000.00	1,105.10	0.05	1,025.16	0.05	0.01

63        AIM Balanced-Risk Retirement Funds

AIM Balanced-Risk Retirement 2010 Fund

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2,3]	(12/31/09)	Period[2,3]	Ratio[3]
A	$1,000.00	$1,111.20	$1.49	$1,023.79	$1.43	0.28%

B	1,000.00	1,107.50	5.47	1,020.01	5.24	1.03

C	1,000.00	1,107.50	5.47	1,020.01	5.24	1.03

R	1,000.00	1,110.80	2.82	1,022.53	2.70	0.53

Y	1,000.00	1,113.20	0.16	1,025.05	0.15	0.03

Institutional	1,000.00	1,114.30	0.21	1,025.00	0.20	0.04

AIM Balanced-Risk Retirement 2020 Fund

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2,3]	(12/31/09)	Period[2,3]	Ratio[3]
A	$1,000.00	$1,150.20	$1.63	$1,023.69	$1.53	0.30%

B	1,000.00	1,146.40	5.68	1,019.91	5.35	1.05

C	1,000.00	1,146.60	5.68	1,019.91	5.35	1.05

R	1,000.00	1,148.50	2.98	1,022.43	2.80	0.55

Y	1,000.00	1,150.70	0.27	1,024.95	0.26	0.05

Institutional	1,000.00	1,151.70	0.33	1,024.90	0.31	0.06

AIM Balanced-Risk Retirement 2030 Fund

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2,3]	(12/31/09)	Period[2,3]	Ratio[3]
A	$1,000.00	$1,169.70	$1.70	$1,023.64	$1.58	0.31%

B	1,000.00	1,166.20	5.79	1,019.86	5.40	1.06

C	1,000.00	1,166.20	5.79	1,019.86	5.40	1.06

R	1,000.00	1,169.90	3.06	1,022.38	2.85	0.56

Y	1,000.00	1,171.40	0.33	1,024.90	0.31	0.06

Institutional	1,000.00	1,172.90	0.38	1,024.85	0.36	0.07

64        AIM Balanced-Risk Retirement Funds

AIM Balanced-Risk Retirement 2040 Fund

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2,3]	(12/31/09)	Period[2,3]	Ratio[3]
A	$1,000.00	$1,177.30	$1.70	$1,023.64	$1.58	0.31%

B	1,000.00	1,174.00	5.81	1,019.86	5.40	1.06

C	1,000.00	1,174.20	5.81	1,019.86	5.40	1.06

R	1,000.00	1,177.70	3.07	1,022.38	2.85	0.56

Y	1,000.00	1,180.70	0.33	1,024.90	0.31	0.06

Institutional	1,000.00	1,180.50	0.38	1,024.85	0.36	0.07

AIM Balanced-Risk Retirement 2050 Fund

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2,3]	(12/31/09)	Period[2,3]	Ratio[3]
A	$1,000.00	$1,184.30	$1.71	$1,023.64	$1.58	0.31%

B	1,000.00	1,179.30	5.82	1,019.86	5.40	1.06

C	1,000.00	1,179.00	5.82	1,019.86	5.40	1.06

R	1,000.00	1,183.00	3.08	1,022.38	2.85	0.56

Y	1,000.00	1,186.20	0.33	1,024.90	0.31	0.06

Institutional	1,000.00	1,186.20	0.28	1,024.95	0.26	0.05

[1]	The actual ending account value is based on the actual total return of the Funds for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
[3]	Effective November 4, 2009, the expense limit rate decreased for all classes of each fund. The annualized expense ratios, the actual expenses paid and the hypothetical expenses paid restated as if the rate changes had been in effect throughout the entire most recent fiscal half year for each fund are as follows:

	ACTUAL						HYPOTHETICAL
							(5% annual return before expenses)
	Restated Expenses Paid During Period						Restated Expenses Paid During Period						Restated Annualized Expense Ratio
						Inst.						Inst.						Inst.
Share Class	Class A	Class B	Class C	Class R	Class Y	Class	Class A	Class B	Class C	Class R	Class Y	Class	Class A	Class B	Class C	Class R	Class Y	Class
AIM Balanced-Risk Retirement Now Fund	$1.33	$5.29	$5.29	$2.65	$0.00	$0.00	$1.28	$5.09	$5.09	$2.55	$0.00	$0.00	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%

AIM Balanced-Risk Retirement 2010 Fund	1.35	5.33	5.33	2.68	0.02	0.06	1.30	5.11	5.11	2.57	0.02	0.05	0.25	1.00	1.00	0.50	0.00	0.01

AIM Balanced-Risk Retirement 2020 Fund	1.35	5.41	5.41	2.71	0.00	0.05	1.28	5.09	5.09	2.55	0.00	0.05	0.25	1.00	1.00	0.50	0.00	0.01

AIM Balanced-Risk Retirement 2030 Fund	1.37	5.46	5.46	2.73	0.00	0.05	1.28	5.09	5.09	2.55	0.00	0.05	0.25	1.00	1.00	0.50	0.00	0.01

AIM Balanced-Risk Retirement 2040 Fund	1.37	5.48	5.48	2.74	0.00	0.05	1.28	5.09	5.09	2.55	0.00	0.05	0.25	1.00	1.00	0.50	0.00	0.01

AIM Balanced-Risk Retirement 2050 Fund	1.43	5.55	5.55	2.81	0.06	0.00	1.33	5.14	5.14	2.60	0.05	0.00	0.26	1.01	1.01	0.51	0.01	0.00

65        AIM Balanced-Risk Retirement Funds

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2009:

Federal and State Income Tax

	Qualified Dividend	Corporate Dividends	U.S. Treasury
	Income*	Received Deduction*	Obligations*

AIM Balanced-Risk Retirement Now Fund	4.66%	4.00%	3.29%

AIM Balanced-Risk Retirement 2010 Fund	4.70%	4.10%	2.98%

AIM Balanced-Risk Retirement 2020 Fund	3.00%	3.68%	2.83%

AIM Balanced-Risk Retirement 2030 Fund	7.57%	5.69%	2.75%

AIM Balanced-Risk Retirement 2040 Fund	4.50%	3.45%	2.74%

AIM Balanced-Risk Retirement 2050 Fund	7.00%	9.45%	2.72%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

66        AIM Balanced-Risk Retirement Funds

Proxy Results

Special Meetings (“Meetings”) of Shareholders of AIM Balanced-Risk Retirement Now Fund (formerly AIM Independence Now Fund), AIM Balanced-Risk Retirement 2010 Fund (formerly AIM Independence 2010 Fund), AIM Balanced-Risk Retirement 2020 Fund (formerly AIM Independence 2020 Fund), AIM Balanced-Risk Retirement 2030 Fund (formerly AIM Independence 2030 Fund), AIM Balanced-Risk Retirement 2040 Fund (formerly AIM Independence 2040 Fund) and AIM Balanced-Risk Retirement 2050 Fund (formerly AIM Independence 2050 Fund) (each a “Fund,” and together, the “Funds”), all investment portfolios of AIM Growth Series, a Delaware statutory trust (“Trust”), were held on August 27, 2009. The meeting was adjourned once more on September 17, 2009 and reconvened on October 29, 2009. At the reconvened meeting, the following matter was then considered:

(1)	Approve changing the Funds’ sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction.

The results of the voting on the above matter were as follows:

			Votes	Withheld/
	Matter	Votes For	Against	Abstentions

(1)	Approve changing the Funds’ sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction.
	AIM Balanced-Risk Retirement Now Fund	113,630	8,157	41,966
	AIM Balanced-Risk Retirement 2010 Fund	395,849	27,700	164,583
	AIM Balanced-Risk Retirement 2020 Fund	883,545	38,914	350,484
	AIM Balanced-Risk Retirement 2030 Fund	772,273	37,184	277,603
	AIM Balanced-Risk Retirement 2040 Fund	361,923	22,086	145,376
	AIM Balanced-Risk Retirement 2050 Fund	216,417	13,330	52,938

67        AIM Balanced-Risk Retirement Funds

Trustees and Officers
The address of each trustee and officer of AIM Growth Series (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Name, Year of Birth and	or Officer	During Past 5 Years	Held by Trustee
Position(s) Held with the Trust	Since

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co- Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC
		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	1985	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Name, Year of Birth and	or Officer	During Past 5 Years	Held by Trustee
Position(s) Held with the Trust	Since

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®
		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds® Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.) Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A
		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®
		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A
		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees
Kramer, Levin, Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Aim Distributors, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173
Transfer Agent
Invesco Aim Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street, Suite 2900
Houston, TX 77002-5678
Custodian
State Street Bank and Trust Company
225 Franklin
Boston, MA 02110-2801

T-2

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website – invescoaim.com. More detail is available to you at that site.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. In the Financial Products box, click on Mutual Funds; then, in the Fund Information box, select Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.

     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
     If used after April 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

invescoaim.com	ABRR-AR-1	Invesco Aim Distributors, Inc.

Invesco Aim

Annual Report to Shareholders December 31, 2009

AIM International Allocation Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
10	Financial Statements
12	Notes to Financial Statements
18	Financial Highlights
19	Auditor’s Report
20	Fund Expenses
21	Tax Information
T-1	Trustees and Officers

Letters to Shareholders
Philip Taylor
Dear Shareholders:
While the year ended December 31, 2009, was difficult, economic conditions and market trends appeared more favorable at the close of the year than at its start. Calendar year 2009 began amid a sharp stock market sell off that continued until March, when an abrupt market rebound began.

Increased communication
This volatility prompted a greater than usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com. Your questions, comments and suggestions gave me better insight into what was on your minds.
     As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch and share our views with you. We increased the number of “Investment Perspectives” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
     To access your Fund’s latest quarterly commentary, click on “Mutual Funds” inside the “Financial Products” box. Then, in the “Fund Information” box, click on “Quarterly Commentary” and select your Fund.

Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward — often anticipating economic improvement or deterioration well before it arrives.
     U.S. gross domestic product (GDP) contracted in the final two quarters of 2008 and the first two quarters of 2009. But GDP expanded in the third quarter of 2009 at an annualized rate of 2.2%, the strongest rate of growth in two years.1
     In December 2009, the U.S. Federal Reserve (the Fed) cited signs that economic activity was picking up2:
■	The housing sector shows some signs of recent improvement.

■	Household spending appears to be expanding moderately, despite high unemployment, modest income growth and tight credit.

■	Businesses continue to cut back on fixed investment, albeit at a slower pace than previously.
     Nonetheless, unemployment continued to cast a pall over empirical evidence showing that the U.S. economy was improving. The unemployment rate rose from 7.7% to 10.0% in 20093 — and those who remained employed worried about their job security.
     As a result, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007 and just 2.7% in 2008.1 That same estimate suggests Americans saved 3.7%, 5.4% and 4.5% of their disposable personal income in the first, second and third quarters of 2009, respectively.1
     Many families have decided that spending less and saving more makes sense — and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds have historically often been followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more — particularly over a long time horizon and in periods of economic hardship — it really is a reliable way to build an investment portfolio.
     If you’ve decided to save and invest more, it’s important that you work with an experienced, trusted financial adviser. A financial adviser can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest4 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 Bureau of Economic Analysis; 2 U.S. Federal Reserve; 3 Bureau of Labor Statistics; 4 Pensions & Investments

2 AIM International Allocation Fund

Bruce Crockett
Dear Fellow Shareholders:
By all accounts, 2009 was a challenging year for all of us. Although the economy and financial markets whipsawed us through much of last year, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
     Perhaps the most valuable takeaway from 2009 is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees — Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting — whose members exercise oversight to maintain the AIM Funds “Investor First” orientation.)
     To that end, some of you may have seen it reported in October 2009 that Invesco will assume the management of the Van Kampen family of mutual funds as well as the Morgan Stanley retail funds. The closing will be later this year and we view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

3 AIM International Allocation Fund

Management’s Discussion of Fund Performance

Performance summary
Global equity markets rebounded in 2009 after a turbulent 2008. Most markets registered positive gains as economic and housing stabilization was reported around the globe. For the year ended December 31, 2009, AIM International Allocation Fund’s Class A shares at net asset value outperformed the MSCI EAFE Index. During the year, all sectors of both the Fund and the index delivered positive absolute performance. Within this environment, each of the Fund’s underlying portfolios contributed to the Fund’s performance. While the Fund had modest exposure to emerging markets and smaller capitalization companies (versus the developed market, large-cap oriented index), the two funds that invest in these asset classes significantly outperformed the MSCI EAFE Index and helped enhance Fund returns.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	38.68%

Class B Shares	37.68

Class C Shares	37.68

Class R Shares	38.38

Class Y Shares	38.99

Institutional Class Shares	38.90

MSCI EAFE Index▼ (Broad Market/Style-Specific Index)	31.78

Lipper International Multi-Cap Core Funds Index▼ (Peer Group Index)	33.71

▼	Lipper Inc.

How we invest
The Fund offers investors convenient entry into international markets through a single, broadly diversified portfolio that has the flexibility to invest across investment styles (growth, value and core), market capitalizations (small and large), sectors and countries, both emerging and developed. The resulting portfolio blends five unique, complementary and established funds — AIM International Core Equity Fund, AIM International Growth Fund, PowerShares International Dividend Achievers Portfolio, AIM International Small Company Fund and AIM Developing Markets Fund — to create a versatile core holding that provides broad international diversification.
     We determine target asset class weightings and underlying fund selec-
tions for the Fund and also monitor the Fund on an ongoing basis. The underlying funds in the portfolio are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques. While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio annually to maintain the target asset class allocations. The Fund was rebalanced back to target allocations of its underlying holdings in June 2009.

Market conditions and your Fund
The year was truly a tale of two markets. During the first few months of the reporting period, global equity markets experienced declines as severe problems in credit markets, a rapidly deteriorating housing market, rising energy and food prices and a deteriorating outlook for corporate earnings led to a global recession. Global equity markets began to recover some of the losses beginning in early March as unprecedented, synchronized action by global policy makers improved the outlook for economic recovery. The vast majority of developed countries finished the period in positive territory, in some cases with double-digit results, while emerging markets like China posted even larger gains.
     AIM International Allocation Fund participated in the strong performance of 2009, ending the year up significantly. Four out of five of the underlying funds at NAV outperformed the MSCI EAFE Index, and all contributed to the Fund’s strong absolute performance for the year.1
     AIM International Core Equity Fund: This fund performed in line with the MSCI EAFE Index.1 The management team’s focus on investing in what they believe are well-established large capitalization companies with superior financial attributes contributed to the fund’s relative results. From a more specific perspective, favorable stock selection in the industrials sector was a key driver of the fund’s outperformance. International equities have rebounded strongly from the lows reached in March 2009. At the close of the reporting period, the management team believed equities were fairly valued from a variety of perspectives and further significant gains in equity markets may be difficult to achieve. With above-average volatility likely to persist for some time, the team planned to maintain its focus on high quality companies with attractive valuations.
     Power Shares International Dividend AchieversTM ETF: This fund also outpaced the MSCI EAFE Index.1

Portfolio Composition

	Target	3 of Total Net Assets
Asset Class	Allocation	As of 12/31/09
Emerging Markets	5.00%	5.35%

International Blend	35.00	34.25

International Growth	32.50	32.87

International Value	27.50	26.80

Cash Equivalents Plus
Other Assets Less Liabilities	0.00	0.73

Total Net Assets	$219.3 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.

4 AIM International Allocation Fund

PowerShares International Dividend Achievers™ Portfolio is designed to identify an international group of Ameri-can Depositary Receipts (ADRs) that have increased their annual dividends for five or more consecutive fiscal years. Although well diversified across markets and sectors, the fund’s underweight in the financials sector as well as stock selection in health care and information technology (IT) contributed to outperformance on both an absolute and relative basis.
     AIM International Growth Fund: For the year ended December 31, 2009, AIM International Growth Fund also fared better than the MSCI EAFE Index.1 The broad driver of this fund’s relative performance was its balanced EQV (earnings, quality and valuation) investment process. On an absolute basis, all sector weightings posted double-digit returns for the period. Outperformance versus the MSCI EAFE Index came from health care, IT, consumer staples and utilities. In each instance, favorable stock selection was a key driver of outperformance. In contrast, the fund’s higher than average cash position was the largest detractor from performance over the reporting period as equities rallied sharply. The fund’s cash exposure was not a strategic decision, but a consequence of what was happening in economies and markets around the world. The management team had a higher cash position than usual in the portfolio during the year due to the lack of conviction in new investment opportunities. In addition, despite delivering double-digit gains in the materials sector, the fund’s underweight exposure prevented it from fully participating in this sector’s strength.
     AIM International Small Company Fund: The fund’s small-cap focus drove its outperformance versus the broad large cap-oriented MSCI EAFE Index.1 All of the portfolio’s sectors posted double-digit gains for the year with the energy sector exhibiting particular strength. Energy was not the only sector in which stock selection was favorable. The consumer discretionary, financials, industrials, IT and utilities sectors all significantly outperformed the broad market index. An underweight position in health care and telecommunication services also aided performance.
     AIM Developing Markets Fund: Emerging markets significantly outpaced developed markets over the period.1 The fund’s emerging markets focus helped to drive its outperformance versus the developed markets oriented MSCI EAFE Index. One surprising aspect of this year’s strong rally in global equities was, apart from a mild setback in mid-July, the absence of any correction in prices. After world stock markets bottomed in early March, most developed countries delivered strong returns through the end of the fiscal year.1 Gains in emerging markets were even more impressive with several markets generating triple-digit returns.1 While we believed fundamentals indicated further upside market potential, we were concerned that emerging markets in particular had appreciated at unsustainable rates.
     We welcome any new investors who may have joined the Fund during the reporting period, and we thank all of our shareholders for your continued investment in AIM International Allocation Fund.

1	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Gary Wendler
Director of Product Strategy and Investment Services, is manager of AIM International Allocation Fund. He began his career in the investment industry in 1986 and joined Invesco Aim in 1995. Mr. Wendler earned a B.B.A. in finance from Texas A&M University.

5 AIM International Allocation Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 10/31/05

1	Lipper Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 AIM International Allocation Fund

Average Annual Total Returns
As of 12/31/09, including maximum applicable sales charges

Class A Shares

Inception (10/31/05)	2.27%

1 Year	30.96

Class B Shares

Inception (10/31/05)	2.51%

1 Year	32.68

Class C Shares

Inception (10/31/05)	2.90%

1 Year	36.68

Class R Shares

Inception (10/31/05)	3.41%

1 Year	38.38

Class Y Shares

Inception	3.76%

1 Year	38.99

Institutional Class Shares

Inception (10/31/05)	3.92%

1 Year	38.90
Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is October 31, 2005.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.42%, 2.17%, 2.17%, 1.67%, 1.17% and 1.13%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.63%, 2.38%, 2.38%, 1.88%, 1.38% and 1.13%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/ or reimbursed expenses on the Fund’s Class A, B, C, R and Y shares, performance would have been lower.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.90% for AIM International Allocation Fund.

2	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2011. See current prospectus for more information.

continued from page 8

About indexes used in this report
■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.

■	The Lipper International Multi-Cap Core Funds Index is an unmanaged index considered representative of international multi-cap core funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.

Other information
The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

7 AIM International Allocation Fund

AIM International Allocation Fund’s investment objective is to provide long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The values of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted.

■	Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher, and there may be delays in settlement procedures.

■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

■	ETF shares may trade above or below their net asset value. An active trading market for PowerShares’ ETFs may not develop or be maintained. Trading of a PowerShares ETF may be halted if the listing exchange’s officials deem such action appropriate. PowerShares’ ETFs are not actively managed and may not fulfill their objective of tracking the performance of a specified index. PowerShares’ ETFs would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. The value of an investment in a PowerShares ETF will decline, more or less, in correlation with any decline in the value of the index it seeks to track. In addition, certain PowerShares ETFs may be composed of a significant percentage of issuers in a single industry or sector of the economy and may present more risk than if they were broadly diversified.

■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

■	The Fund pursues its investment objectives by investing its assets in other underlying AIM funds rather than investing directly in stocks, bonds, cash or other investments. The Fund’s investment performance depends on the investment performance of the underlying funds. There is risk that the adviser’s evaluations and assumptions regarding the Fund’s broad asset classes or the underlying funds may be incorrect based on actual market conditions, or that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and the performance of the underlying funds may be lower than that of the asset classes they represent. The underlying funds may change their investment objectives or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investments from the underlying funds at an unfavorable time. The adviser has the ability to select and substitute the underlying funds in which the Fund invests and may be subject to potential conflicts of interest in selecting underlying funds because it may receive higher fees from certain underlying funds than others. However, as a fiduciary of the Fund, the adviser is required to act in the Fund’s best interest when selecting the underlying funds. Because the Fund is a fund of funds, it is subject to the risks associated with the underlying funds in which it invests. There are additional risks of investing in the underlying funds.

■	Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions, and the secondary markets in which lower rated securities are traded may be less liquid than higher grade securities. The loans in which the Fund may invest are typically noninvestment-grade and involve a greater risk of default on interest and principal payments and of price changes due to the changes in the credit quality of the issuer.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

■	The prices of securities held by the Fund may decline in response to market risks.

■	Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.
continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	AINAX
Class B Shares	INABX
Class C Shares	INACX
Class R Shares	RINAX
Class Y Shares	AINYX
Institutional Class Shares	INAIX

8 AIM International Allocation Fund

Schedule of Investments

December 31, 2009

Schedule of Investments in Affiliated Issuers–100.51%(a)

	% of				Change in
	Net	Value	Purchases	Proceeds	Unrealized	Realized	Dividend	Shares	Value
	Assets	12/31/08	at Cost	from Sales	Appreciation	Gain (Loss)	Income	12/31/09	12/31/09

Foreign Equity Funds–99.77%
AIM Developing Markets Fund	5.38%	$7,609,303	$823,623	$(2,053,431)	$6,032,437	$(611,903)	$173,816	429,720	$11,800,029

AIM International Core Equity Fund	34.48%	66,750,808	6,472,016	(13,546,980)	26,150,397	(10,215,173)	1,644,956	7,079,501	75,611,068

AIM International Growth Fund	22.62%	42,655,696	3,679,914	(9,064,878)	16,594,320	(4,254,409)	755,788	1,979,656	49,610,643

AIM International Small Company Fund	10.46%	14,121,100	3,428,613	(3,000,628)	12,226,355	(3,834,658)	333,806	1,531,414	22,940,782

PowerShares International Dividend Achievers Portfolio–ETF	26.83%	46,258,935	5,798,337	(6,687,343)	18,429,164	(4,964,242)	2,017,124	4,211,514	58,834,851

Total Foreign Equity Funds		177,395,842	20,202,503	(34,353,260)	79,432,673	(23,880,385)	4,925,490		218,797,373

Money Market Funds–0.74%
Liquid Assets Portfolio	0.37%	290,128	6,747,287	(6,225,501)	—	—	742	811,914	811,914

Premier Portfolio	0.37%	290,128	6,747,287	(6,225,501)	—	—	560	811,914	811,914

Total Money Market Funds		580,256	13,494,574	(12,451,002)	—	—	1,302	1,623,828	1,623,828

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $275,331,039)	100.51%	$177,976,098	$33,697,077	$(46,804,262)	$79,432,673	$(23,880,385)	4,926,792		220,421,201

OTHER ASSETS LESS LIABILITIES	(0.51)%								(1,111,999)

NET ASSETS	100.00%								$219,309,202

Investment Abbreviations:

ETF – Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Institutional Class shares of the mutual funds listed.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM International Allocation Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:

Investments in affiliated underlying funds, at value (Cost $275,331,039)	$220,421,201

Receivables for:
Fund shares sold	438,813

Dividends	56

Fund expenses absorbed	11,825

Investment for trustee deferred compensation and retirement plans	7,631

Other assets	28,282

Total assets	220,907,808

Liabilities:
Payables for:
Investments purchased	871,899

Fund shares reacquired	417,897

Amount due custodian	43,812

Accrued fees to affiliates	169,696

Accrued other operating expenses	75,444

Trustee deferred compensation and retirement plans	19,858

Total liabilities	1,598,606

Net assets applicable to shares outstanding	$219,309,202

Net assets consist of:
Shares of beneficial interest	$334,445,008

Undistributed net investment income	3,696,654

Undistributed net realized gain (loss)	(63,922,621)

Unrealized appreciation (depreciation)	(54,909,839)

$219,309,202

Net Assets:
Class A	$148,986,277

Class B	$19,283,534

Class C	$42,314,756

Class R	$4,624,957

Class Y	$4,033,286

Institutional Class	$66,392

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	16,199,154

Class B	2,121,986

Class C	4,657,213

Class R	505,135

Class Y	438,629

Institutional Class	7,191

Class A:
Net asset value per share	$9.20

Maximum offering price per share
(Net asset value of $9.20 divided by 94.50%)	$9.74

Class B:
Net asset value and offering price per share	$9.09

Class C:
Net asset value and offering price per share	$9.09

Class R:
Net asset value and offering price per share	$9.16

Class Y:
Net asset value and offering price per share	$9.20

Institutional Class:
Net asset value and offering price per share	$9.23

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM International Allocation Fund

Statement of Operations

For the year ended December 31, 2009

Investment income:
Dividends from affiliated underlying funds	$4,926,792

Other Income	9

Total investment income	4,926,801

Expenses:
Administrative services fees	50,000

Custodian fees	11,585

Distribution fees:
Class A	314,535

Class B	174,200

Class C	359,632

Class R	17,334

Transfer agent fees — A, B, C, R and Y	652,427

Transfer agent fees — Institutional	44

Trustees’ and officers’ fees and benefits	25,363

Other	200,979

Total expenses	1,806,099

Less: Expenses reimbursed and expense offset arrangement(s)	(607,983)

Net expenses	1,198,116

Net investment income	3,728,685

Realized and unrealized gain (loss) from:
Net realized gain (loss) on sales of affiliated underlying funds (includes net gains (losses) from securities sold to affiliates of $(55,016))	(23,880,385)

Change in net unrealized appreciation of affiliated underlying fund shares	79,432,673

Net gain from affiliated underlying funds	55,552,288

Net increase in net assets resulting from operations	$59,280,973

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM International Allocation Fund

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$3,728,685	$4,231,945

Net realized gain (loss)	(23,880,385)	(40,041,469)

Change in net unrealized appreciation (depreciation)	79,432,673	(137,886,005)

Net increase (decrease) in net assets resulting from operations	59,280,973	(173,695,529)

Distributions to shareholders from net investment income:
Class A	(3,356,382)	(92,456)

Class B	(220,910)	(13,473)

Class C	(480,815)	(27,397)

Class R	(87,625)	(2,137)

Class Y	(105,383)	(352)

Institutional Class	(1,758)	(36)

Total distributions from net investment income	(4,252,873)	(135,851)

Distributions to shareholders from net realized gains:
Class A	—	(17,228,267)

Class B	—	(2,553,180)

Class C	—	(5,213,581)

Class R	—	(402,844)

Class Y	—	(66,354)

Institutional Class	—	(6,883)

Total distributions from net realized gains	—	(25,471,109)

Share transactions–net:
Class A	(9,083,036)	(24,375,722)

Class B	(3,498,215)	(3,270,970)

Class C	(3,950,138)	(12,354,446)

Class R	653,537	1,375,328

Class Y	2,653,502	668,077

Institutional Class	1,143	43,261

Net increase (decrease) in net assets resulting from share transactions	(13,223,207)	(37,914,472)

Net increase (decrease) in net assets	41,804,893	(237,216,961)

Net assets:
Beginning of year	177,504,309	414,721,270

End of year (includes undistributed net investment income of $3,696,654 and $4,220,842, respectively)	$219,309,202	$177,504,309

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM International Allocation Fund (the “Fund”) is a series portfolio of AIM Growth Series (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

12        AIM International Allocation Fund

  The Fund’s investment objective is to provide long-term growth of capital. The Fund is a “fund of funds”, in that it invests in the Institutional Class of other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”). The Adviser may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are available upon request.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Investments in underlying funds are valued at the end of the day net asset value per share.
Securities in the underlying funds, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. Interest income is recorded on the accrual basis from settlement date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

13        AIM International Allocation Fund

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.
Fees provided for under the Rule 12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.
  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  Effective July 1, 2009, Invesco has contractually agreed, through at least April 30, 2011, to reimburse expenses of all shares to the extent necessary to limit total annual operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares 0.43%, 1.18%, 1.18%, 0.68%, 0.18% and 0.18% of average daily net assets, respectively. In determining Invesco’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items; (5) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (6) expenses that the Funds have incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time.
  For the year ended December 31, 2009, the Adviser reimbursed class level expenses of $401,879, $55,643, $114,874, $11,074, $8,330 and $26 of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2009, Invesco Ltd. reimbursed expenses of the Fund in the amount of $707.

14        AIM International Allocation Fund

  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2009, IADI advised the Fund that IADI retained $36,498 in front-end sales commissions from the sale of Class A shares and $1, $39,146, $3,734 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.
  The underlying funds pay no distribution fees and the Fund pays no sales loads or other similar compensation to ADI for acquiring underlying fund shares.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$220,421,201	$—	$—	$220,421,201

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2009, the Fund engaged in securities sales of $60,618, which resulted in net realized gains (losses) of $(55,016).

15        AIM International Allocation Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2009, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $15,450.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2009, the Fund paid legal fees of $3,191 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2009 and 2008:

	2009	2008

Ordinary income	$4,252,873	$132,842

Long-term capital gain	—	25,474,118

Total distributions	$4,252,873	$25,606,960

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$3,717,097

Net unrealized appreciation (depreciation) — investments	(68,058,971)

Temporary book/tax differences	(20,445)

Post-October deferrals	(367,658)

Capital loss carryforward	(50,405,829)

Shares of beneficial interest	334,445,008

Total net assets	$219,309,202

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$27,122,541

December 31, 2017	23,283,288

Total capital loss carryforward	$50,405,829

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

16        AIM International Allocation Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2009 was $20,202,503 and $34,353,260, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$—

Aggregate unrealized (depreciation) of investment securities	(68,058,971)

Net unrealized appreciation (depreciation) of investment securities	$(68,058,971)

Cost of investments for tax purposes is $288,480,172.

NOTE 10—Share Information

	Summary of Share Activity

	Year ended December 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Class A	3,721,654	$29,109,177	4,812,618	$56,468,493

Class B	358,433	2,733,130	599,399	7,202,275

Class C	723,501	5,794,356	1,061,973	12,135,201

Class R	181,590	1,444,870	176,502	2,015,562

Class Y(b)	422,278	3,095,182	63,427	623,129

Institutional Class	984	9,000	4,531	60,500

Issued as reinvestment of dividends:
Class A	350,558	3,155,204	2,322,577	15,910,747

Class B	23,359	207,663	339,458	2,287,860

Class C	51,098	454,187	661,912	4,460,957

Class R	9,702	86,931	59,289	403,757

Class Y	10,595	95,252	7,189	49,443

Institutional Class	195	1,758	1,004	6,920

Automatic conversion of Class B shares to Class A shares:
Class A	259,605	1,961,066	308,243	3,379,234

Class B	(264,387)	(1,961,066)	(311,404)	(3,379,234)

Reacquired:(c)
Class A(b)	(5,925,012)	(43,308,483)	(9,456,798)	(100,134,196)

Class B	(623,989)	(4,477,942)	(877,428)	(9,381,871)

Class C	(1,441,378)	(10,198,681)	(2,792,960)	(28,950,604)

Class R	(127,329)	(878,264)	(92,918)	(1,043,991)

Class Y	(64,457)	(536,932)	(403)	(4,495)

Institutional Class	(1,287)	(9,615)	(2,777)	(24,159)

Net increase (decrease) in share activity	(2,334,287)	$(13,223,207)	(3,116,566)	$(37,914,472)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 26% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	62,197	$611,394

Class A	(62,197)	(611,394)

(c)	Net of redemption fees of $5,629 and $22,953 allocated among the classes based on relative net assets of each class for the years ended December 31, 2009 and 2008, respectively.

17        AIM International Allocation Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for each share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period(b)	Return(c)	(000s omitted)	absorbed(d)		absorbed		net assets		turnover(e)

Class A
Year ended 12/31/09	$6.79	$0.17	$2.45	$2.62	$(0.21)	$—	$(0.21)	$9.20	38.68%	$148,986	0.44	%(f)	0.76	%(f)	2.22	%(f)	11%
Year ended 12/31/08	14.14	0.18	(6.43)	(6.25)	(0.01)	(1.09)	(1.10)	6.79	(44.27)	120,847	0.44		0.65		1.56		38
Year ended 12/31/07	13.29	0.32	1.05	1.37	(0.26)	(0.26)	(0.52)	14.14	10.37	280,140	0.44		0.60		2.25		2
Year ended 12/31/06	10.71	0.42	2.41	2.83	(0.23)	(0.02)	(0.25)	13.29	26.42	129,474	0.44		0.84		3.36		2
Year ended 12/31/05(g)	10.12	0.32	0.47	0.79	(0.20)	—	(0.20)	10.71	7.78	5,848	0.43	(h)	7.30	(h)	17.87	(h)	0.3

Class B
Year ended 12/31/09	6.68	0.11	2.40	2.51	(0.10)	—	(0.10)	9.09	37.68	19,284	1.19	(f)	1.51	(f)	1.47	(f)	11
Year ended 12/31/08	14.06	0.09	(6.37)	(6.28)	(0.01)	(1.09)	(1.10)	6.68	(44.74)	17,571	1.19		1.40		0.81		38
Year ended 12/31/07	13.23	0.21	1.05	1.26	(0.17)	(0.26)	(0.43)	14.06	9.61	40,466	1.19		1.34		1.50		2
Year ended 12/31/06	10.70	0.32	2.41	2.73	(0.18)	(0.02)	(0.20)	13.23	25.50	21,839	1.19		1.59		2.61		2
Year ended 12/31/05(g)	10.12	0.31	0.46	0.77	(0.19)	—	(0.19)	10.70	7.65	1,430	1.18	(h)	8.05	(h)	17.12	(h)	0.3

Class C
Year ended 12/31/09	6.68	0.11	2.40	2.51	(0.10)	—	(0.10)	9.09	37.68	42,315	1.19	(f)	1.51	(f)	1.47	(f)	11
Year ended 12/31/08	14.05	0.09	(6.36)	(6.27)	(0.01)	(1.09)	(1.10)	6.68	(44.70)	35,579	1.19		1.40		0.81		38
Year ended 12/31/07	13.23	0.21	1.04	1.25	(0.17)	(0.26)	(0.43)	14.05	9.53	89,841	1.19		1.35		1.50		2
Year ended 12/31/06	10.70	0.32	2.41	2.73	(0.18)	(0.02)	(0.20)	13.23	25.50	39,826	1.19		1.59		2.61		2
Year ended 12/31/05(g)	10.12	0.31	0.46	0.77	(0.19)	—	(0.19)	10.70	7.65	1,937	1.18	(h)	8.05	(h)	17.12	(h)	0.3

Class R
Year ended 12/31/09	6.75	0.15	2.43	2.58	(0.17)	—	(0.17)	9.16	38.38	4,625	0.69	(f)	1.01	(f)	1.97	(f)	11
Year ended 12/31/08	14.12	0.15	(6.42)	(6.27)	(0.01)	(1.09)	(1.10)	6.75	(44.48)	2,980	0.69		0.90		1.31		38
Year ended 12/31/07	13.27	0.29	1.05	1.34	(0.23)	(0.26)	(0.49)	14.12	10.16	4,211	0.69		0.85		2.00		2
Year ended 12/31/06	10.71	0.39	2.40	2.79	(0.21)	(0.02)	(0.23)	13.27	26.07	1,071	0.69		1.09		3.11		2
Year ended 12/31/05(g)	10.12	0.32	0.46	0.78	(0.19)	—	(0.19)	10.71	7.77	74	0.68	(h)	7.55	(h)	17.62	(h)	0.3

Class Y
Year ended 12/31/09	6.80	0.21	2.44	2.65	(0.25)	—	(0.25)	9.20	38.99	4,033	0.19	(f)	0.51	(f)	2.47	(f)	11
Year ended 12/31/08(g)	9.83	0.03	(1.96)	(1.93)	(0.01)	(1.09)	(1.10)	6.80	(19.74)	477	0.19	(h)	0.64	(h)	1.81	(h)	38

Institutional Class
Year ended 12/31/09	6.83	0.19	2.46	2.65	(0.25)	—	(0.25)	9.23	38.90	66	0.18	(f)	0.23	(f)	2.48	(f)	11
Year ended 12/31/08	14.17	0.21	(6.45)	(6.24)	(0.01)	(1.09)	(1.10)	6.83	(44.11)	50	0.15		0.15		1.85		38
Year ended 12/31/07	13.31	0.36	1.05	1.41	(0.29)	(0.26)	(0.55)	14.17	10.66	64	0.17		0.17		2.52		2
Year ended 12/31/06	10.72	0.44	2.41	2.85	(0.24)	(0.02)	(0.26)	13.31	26.64	69	0.18		0.34		3.62		2
Year ended 12/31/05(g)	10.12	0.32	0.48	0.80	(0.20)	—	(0.20)	10.72	7.90	55	0.18	(h)	6.92	(h)	18.12	(h)	0.3

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.90%, 0.98%, 0.96%, 1.01% and 1.15% for the years ended December 31, 2009, December 31, 2008, December 31, 2007, December 31, 2006 and for the period October 31, 2005 (commencement date) to December 31, 2005, respectively.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $125,814, $17,420, $35,963, $3,467, $2,608 and $53 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(g)	Commencement date of October 31, 2005 for Class A, Class B, Class C, Class R and Institutional Class shares and October 3, 2008 for Class Y shares.
(h)	Annualized.

18        AIM International Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series
and Shareholders of AIM International Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM International Allocation Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodians, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2010
Houston, Texas

19        AIM International Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.
  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2]	Ratio
A	$1,000.00	$1,232.50	$2.48	$1,022.99	$2.24	0.44%

B	1,000.00	1,227.90	6.68	1,019.21	6.06	1.19

C	1,000.00	1,227.90	6.68	1,019.21	6.06	1.19

R	1,000.00	1,230.60	3.88	1,021.73	3.52	0.69

Y	1,000.00	1,233.90	1.07	1,024.25	0.97	0.19

Institutional	1,000.00	1,233.70	1.13	1,024.20	1.02	0.20

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

20        AIM International Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2009:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

21        AIM International Allocation Fund

Trustees and Officers
The address of each trustee and officer of AIM Growth Series (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Name, Year of Birth and	or Officer	During Past 5 Years	Held by Trustee
Position(s) Held with the Trust	Since

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co- Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC
		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	1985	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Name, Year of Birth and	or Officer	During Past 5 Years	Held by Trustee
Position(s) Held with the Trust	Since

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®
		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds® Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.) Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A
		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®
		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A
		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees
Kramer, Levin, Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Aim Distributors, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173
Transfer Agent
Invesco Aim Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street, Suite 2900
Houston, TX 77002-5678
Custodian
State Street Bank and Trust Company
225 Franklin
Boston, MA 02110-2801

T-2

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website — invescoaim.com. More detail is available to you at that site.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. In the Financial Products box, click on Mutual Funds; then, in the Fund Information box, select Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
     If used after April 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

invescoaim.com	INTAL-AR-1	Invesco Aim Distributors, Inc.

Annual Report to Shareholders December 31, 2009

AIM Mid Cap Core Equity Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
15	Notes to Financial Statements
22	Financial Highlights
23	Auditor’s Report
24	Fund Expenses
25	Tax Information
T-1	Trustees and Officers

Letters to Shareholders
Philip Taylor
Dear Shareholders:
While the year ended December 31, 2009, was difficult, economic conditions and market trends appeared more favorable at the close of the year than at its start. Calendar year 2009 began amid a sharp stock market sell off that continued until March, when an abrupt market rebound began.

Increased communication
This volatility prompted a greater than usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com. Your questions, comments and suggestions gave me better insight into what was on your minds.
     As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch and share our views with you. We increased the number of “Investment Perspectives” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
     To access your Fund’s latest quarterly commentary, click on “Mutual Funds” inside the “Financial Products” box. Then, in the “Fund Information” box, click on “Quarterly Commentary” and select your Fund.
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward – often anticipating economic improvement or deterioration well before it arrives.
     U.S. gross domestic product (GDP) contracted in the final two quarters of 2008 and the first two quarters of 2009. But GDP expanded in the third quarter of 2009 at an annualized rate of 2.2%, the strongest rate of growth in two years.1
     In December 2009, the U.S. Federal Reserve (the Fed) cited signs that economic activity was picking up2:
■	The housing sector shows some signs of recent improvement.

■	Household spending appears to be expanding moderately, despite high unemployment, modest income growth and tight credit.

■	Businesses continue to cut back on fixed investment, albeit at a slower pace than previously.
     Nonetheless, unemployment continued to cast a pall over empirical evidence showing that the U.S. economy was improving. The unemployment rate rose from 7.7% to 10.0% in 20093 – and those who remained employed worried about their job security.
     As a result, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007 and just 2.7% in 2008.1 That same estimate suggests Americans saved 3.7%, 5.4% and 4.5% of their disposable personal income in the first, second and third quarters of 2009, respectively.1
     Many families have decided that spending less and saving more makes sense – and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds have historically often been followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more – particularly over a long time horizon and in periods of economic hardship – it really is a reliable way to build an investment portfolio.
     If you’ve decided to save and invest more, it’s important that you work with an experienced, trusted financial adviser. A financial adviser can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest4 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 Bureau of Economic Analysis; 2 U.S. Federal Reserve; 3 Bureau of Labor Statistics; 4 Pensions & Investments

2AIM MID Cap Core Equity Fund

Bruce Crockett
Dear Fellow Shareholders:
By all accounts, 2009 was a challenging year for all of us. Although the economy and financial markets whipsawed us through much of last year, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
     Perhaps the most valuable takeaway from 2009 is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees – Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting – whose members exercise oversight to maintain the AIM Funds “Investor First” orientation.)
     To that end, some of you may have seen it reported in October 2009 that Invesco will assume the management of the Van Kampen family of mutual funds as well as the Morgan Stanley retail funds. The closing will be later this year and we view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

3AIM MID Cap Core Equity Fund

Management’s Discussion of Fund Performance

Performance summary
For the 12 months ended December 31, 2009, returns for AIM Mid Cap Core Equity Fund’s Class A shares at net asset value compared favorably to the broad market (as measured by the S&P 500 Index), but lagged the Russell Midcap Index, the Fund’s style-specific benchmark.
     The Fund’s results relative to the Russell Midcap Index were primarily due to its large allocation to cash, which muted returns, and an underweight position in the consumer discretionary sector. The information technology (IT), energy and health care sectors were the largest contributors to the Fund’s absolute returns, while the telecommunication services sector was the largest detractor.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	30.16%

Class B Shares	29.19

Class C Shares	29.18

Class R Shares	29.88

Class Y Shares	30.59

Institutional Class Shares	30.84

S&P 500 Index▼ (Broad Market Index)	26.47

Russell Midcap Index▼ (Style-Specific Index)	40.48

Lipper Mid-Cap Core Funds Index▼ (Peer Group Index)	39.34

▼ Lipper Inc.

How we invest
We seek to manage your Fund as what we term a “conservative cornerstone” – a stable foundational component within a well-diversified portfolio of assets that provides attractive upside participation during buoyant equity markets and downside protection during weak equity markets. As part of a well-diversified asset allocation strategy, the Fund is intended to complement more aggressive or cyclical investment strategies.
     We conduct thorough fundamental research of companies and their businesses to gain a deeper understanding of their prospects, growth potential and return on invested capital characteristics. The process we use to identify potential investments for the Fund includes three phases: financial analysis, business analysis, and valuation analysis.
     Financial analysis provides insights into historical returns on invested capital, a key indicator of business quality, and historical capital allocation, a key indicator of management quality. Business analysis, which evaluates the competitive landscape and any structural or cyclical business opportunities or threats, allows us to identify key revenue, profit and return drivers of the company. Both the financial and business analyses serve as a basis to construct valuation models that help us appraise a company’s fair value. In our valuation analysis, we use three primary techniques, including discounted cash flow, traditional valuation multiples and net asset value.
     We consider selling a stock when it exceeds our target price, we have not seen a demonstrable improvement in fundamentals or a more compelling investment opportunity exists.

Market conditions and your Fund
The year covered by this report was characterized by two dramatically different market environments. In early 2009, equity markets declined steeply as credit markets froze and risk premiums rose dramatically in response to the global recession. As central banks coordinated easing efforts and companies cut costs aggressively, access to liquidity improved and market valuations in both the credit and equity markets recovered from the March 2009 lows.
     Major equity indexes generated positive returns for the year, with economically sensitive sectors such as IT, consumer discretionary and materials delivering the highest returns and the traditionally defensive telecommunication services, consumer staples and utilities sectors delivering some of the lowest.1
     The primary contributor to the Fund’s results was industrial conglomerate Tyco International, which operates in a variety of dissimilar industries such as security solutions, fire protection and fluid valves. The market downturn provided us an opportunity to build a larger position in the stock as it traded lower. As conditions improved later in the year, the company reported good operating results due to improving margins and solid retention rates, and the stock performed well amid improving economic sentiment.
     Another large contributor was Newfield Exploration, an oil and gas exploration and production firm. Newfield faced headwinds from depressed commodity

Portfolio Composition
By sector

Health Care	18.1%

Information Technology	14.7

Industrials	12.6

Energy	8.3

Consumer Staples	8.0

Financials	7.8

Consumer Discretionary	5.5

Materials	3.9

Telecommunication Services	0.9

Utilities	0.8

Money Market Funds Plus

Other Assets Less Liabilities	19.4

Top 10 Equity Holdings*

1.	Symantec Corp.	2.1%

2.	People’s United Financial Inc.	2.1

3.	Henkel AG & Co. KGaA-Pfd.	1.9

4.	Safeway Inc.	1.8

5.	Zimmer Holdings, Inc.	1.7

6.	Sigma-Aldrich Corp.	1.6

7.	Precision Castparts Corp.	1.5

8.	Progressive Corp. (The)	1.5

9.	Newfield Exploration Co.	1.5

10.	Amdocs Ltd.	1.5

Total Net Assets	$2.3 billion

Total Number of Holdings*	84

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
* Excluding money market fund holdings.

4AIM MID Cap Core Equity Fund

prices. However, this was partially offset by the company’s successful oil hedges, high-returning oilfields, increased operating efficiencies and lower drilling costs. We believe the firm has an attractive, globally diversified drilling base that should position it well for a commodities recovery. While we believe energy is on the path to recovery as inventories stabilize, the demand picture is still somewhat uncertain. As such, our energy exposure was biased towards natural gas production and related services companies.
     Network storage company NetApp was another top contributor to results. We believe the company is well positioned as demand for data storage is growing rapidly throughout the world and at a faster rate than IT spending overall. The stock performed well during the year as the company continued to gain market share in the storage market, while maintaining better-than-expected margins during the downturn. As economic conditions improved and IT spending recovered, the company’s revenues recovered strongly and margins snapped back, leading to rising estimates and multiple expansion for the stock.
     The largest detractor from Fund results was Alliance Data Systems. The company offers private label (non-bank) credit card and customer loyalty services to clients, such as specialty retailers. The company handles all aspects of the process from credit card issuance to securitization of debt. With higher unemployment rates, credit card delinquencies have increased, and the company has been hurt by a high rate of charge-offs from bad debts. We eliminated this position from the Fund in the early part of the year.
     Another detractor was Rockwell Automation, which produces industrial process-control equipment to make factories more efficient. The stock sold off sharply in early 2009 as investors fled cyclical industries in the face of mounting economic woes. While the company’s balance sheet and cash flows remained solid, the cyclical decline in demand caused revenues to shrink. We eliminated this holding during the year as we believed there were better risk/reward opportunities elsewhere.
     While the Fund was largely underexposed to financials during the credit crisis, we took the opportunity to invest in what we viewed as higher quality banks. However, our holding in BB&T lagged the market in 2009 and negatively affected the Fund’s results. Generally, we believed BB&T was a well-capitalized survivor of the credit crisis, as evidenced by the fact that it passed the federal “stress test” and repaid funds advanced under the government’s Troubled Asset Relief Program. While credit losses for BB&T rose in 2009 (and will likely continue to rise), we attributed the poor performance of BB&T more to the industry-wide downdraft than to company-specific factors. Nonetheless, we eliminated our position in BB&T, as we perceived better relative opportunities elsewhere within the sector.
     Our cash weighting fluctuated during the year as we took advantage of market turmoil to invest in high quality companies that we believed had been unduly punished. As many of these companies rallied sharply in the second half of 2009, we used the opportunity to take profits. Thus, the Fund’s cash weighting was up to approximately 19% of total net assets at the end of the year. Our cash holdings benefited the Fund during the market downturn, and hindered returns during the rally.
     Maintaining a conservative approach is an enduring part of our investment strategy. In the face of significant market volatility, we sought judicious long-term investments in high quality businesses that are not heavily dependent on external sources of financing. At the end of the year, our largest sector weightings were in health care, IT and industrials. Our allocation to the consumer discretionary sector remains low, as we believe it will be difficult for many of these companies to recover to pre-crisis earnings levels in the near-term.
     We have recently endured one of the most challenging economic periods in recent history, and while the apparent end to the recession is encouraging, we believe that a long and perhaps uneven recovery still lies ahead. Indeed, much of the recent economic improvement has been due to a reduced rate of deterioration, and a number of questions remain concerning employment, consumer spending, housing and the eventual removal of fiscal and monetary stimulus. For this reason, we believe that equity markets will remain trendless, and volatility will continue for the foreseeable future.
     Regardless of market conditions, our goal remains the same: to serve as a conservative cornerstone for investors’ portfolios, seeking to provide upside participation with downside protection, so that over a full market cycle the Fund may deliver favorable investment results with reduced risk.
1 Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Ronald Sloan
Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM Mid Cap Core Equity Fund. Mr. Sloan has worked in the investment industry since 1971 and joined Invesco Aim in 1998. Mr. Sloan attended the University of Missouri, where he earned both a B.S. in business administration and an M.B.A.
Douglas Asiello
Chartered Financial Analyst, portfolio manager, is manager of AIM Mid Cap Core Equity Fund. He joined Invesco Aim in 2001. Mr. Asiello graduated summa cum laude with Phil Beta Kappa honors from Vanderbilt University, where he earned a B.A. in international relations and Spanish. He earned an M.B.A. with a concentration in finance from the Wharton School at the University of Pennsylvania. He also earned an M.A. in international management from the Joseph H. Lauder Institute of Management and International Studies.
Brian Nelson
Chartered Financial Analyst, portfolio manager, is manager of AIM Mid Cap Core Equity Fund. He began his investment career in 1988 and joined Invesco Aim in 2004. He earned a B.A. from the University of California-Santa Barbara and is a member of the CFA Society of San Francisco.
Assisted by the Mid/Large Cap Core Team

5AIM MID Cap Core Equity Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Index data from 5/31/87, Fund data from 6/9/87

1	Lipper Inc.
Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6AIM MID Cap Core Equity Fund

Average Annual Total Returns As of 12/31/09, including maximum applicable sales charges

Class A Shares

Inception (6/9/87)	10.87%

10 Years	6.04

5 Years	3.20

1 Year	22.99

Class B Shares

Inception (4/1/93)	10.31%

10 Years	6.04

5 Years	3.36

1 Year	24.19

Class C Shares

Inception (5/3/99)	8.14%

10 Years	5.89

5 Years	3.59

1 Year	28.18

Class R Shares

10 Years	6.44%

5 Years	4.11

1 Year	29.88

Class Y Shares

10 Years	6.68%

5 Years	4.44

1 Year	30.59

Institutional Class Shares

Inception (3/15/02)	6.02%

5 Years	4.83

1 Year	30.84
Class R shares’ inception date is June 3, 2002. Returns since that date are historical returns. All other returns are blended returns of historical Class R share performance and restated Class A share performance (for periods prior to the inception date of Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. Class A shares’ inception date is June 9, 1987.
     Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is June 9, 1987.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.28%, 2.03%, 2.03%, 1.53%, 1.03% and 0.88%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B,
Class C, Class R, Class Y and Institutional Class shares was 1.31%, 2.06%, 2.06%, 1.56%, 1.06% and 0.91%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2010. See current prospectus for more information.

continued from page 8

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7AIM MID Cap Core Equity Fund

AIM Mid Cap Core Equity Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund.

Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	To the extent the Fund holds cash or cash equivalents rather than equity securities for risk management purposes, the Fund may not achieve its investment objective.

■	The values of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted.

■	Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

■	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk – the risk that the other party will not complete the transaction with the Fund.
■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

■	Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.

■	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.

■	Stocks fall into three broad market capitalization categories – large, medium, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies may tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little of no operating history, little or no track record of success, and limited product lines, market and financial resources.

Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for fund to establish or close out a position in these securities at prevailing market prices.

■	The prices of securities held by the Fund may decline in response to market risks.

■	The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. government that may vary in the level of support they receive from the U.S. government. The U.S. government may choose not to provide financial support to U.S.-government- sponsored agencies or instrumentalities if it is not legally obligated to do so.

In this case, if the issuer defaulted, the fund holding securities of such an issuer might not be able to recover its investment from the U.S. government.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co. ■ The Lipper Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.
continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	GTAGX
Class B Shares	GTABX
Class C Shares	GTACX
Class R Shares	GTARX
Class Y Shares	GTAYX
Institutional Class Shares	GTAVX

8AIM MID Cap Core Equity Fund

Schedule of Investments(a)

December 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–78.65%
Aerospace & Defense–3.28%
Goodrich Corp.	354,402	$22,770,329

ITT Corp.	339,926	16,907,919

Precision Castparts Corp.	320,351	35,350,733

		75,028,981

Apparel, Accessories & Luxury Goods–1.06%
Carter’s, Inc.(b)	922,706	24,221,033

Asset Management & Custody Banks–1.19%
Legg Mason, Inc.	900,550	27,160,588

Auto Parts & Equipment–1.15%
WABCO Holdings Inc.(b)	1,021,052	26,332,931

Biotechnology–0.58%
Biogen Idec Inc.(b)	128,533	6,876,516

Genzyme Corp.(b)	129,536	6,348,559

		13,225,075

Communications Equipment–3.01%
Juniper Networks, Inc.(b)	652,534	17,403,082

Motorola, Inc.(b)	3,266,980	25,351,765

Polycom, Inc.(b)	1,045,050	26,094,898

		68,849,745

Computer Storage & Peripherals–1.15%
NetApp, Inc.(b)	768,365	26,424,072

Data Processing & Outsourced Services–0.62%
Western Union Co. (The)	751,418	14,164,229

Distributors–0.83%
Genuine Parts Co.	502,083	19,059,071

Education Services–0.42%
Apollo Group, Inc.–Class A(b)(c)	157,437	9,537,533

Electrical Components & Equipment–0.83%
Thomas & Betts Corp.(b)	529,000	18,932,910

Electronic Equipment & Instruments–1.39%
Agilent Technologies, Inc.(b)	1,027,053	31,910,537

Electronic Manufacturing Services–0.83%
Molex Inc.	877,377	18,907,474

Environmental & Facilities Services–1.45%
Republic Services, Inc.	1,172,454	33,192,173

Food Retail–2.04%
Kroger Co. (The)	275,000	5,645,750

Safeway Inc.	1,932,313	41,138,944

		46,784,694

Gas Utilities–0.77%
UGI Corp.	726,728	17,579,550

Health Care Equipment–6.74%
Boston Scientific Corp.(b)	3,498,263	31,484,367

Hospira, Inc.(b)	576,581	29,405,631

St. Jude Medical, Inc.(b)	114,659	4,217,158

Teleflex Inc.	315,800	17,018,462

Varian Medical Systems, Inc.(b)	710,247	33,275,072

Zimmer Holdings, Inc.(b)	657,436	38,861,042

		154,261,732

Health Care Facilities–0.76%
Rhoen-Klinikum AG (Germany)(c)	710,567	17,355,956

Health Care Services–2.29%
DaVita, Inc.(b)	310,973	18,266,554

Laboratory Corp. of America Holdings(b)	193,626	14,490,970

Quest Diagnostics Inc.	327,586	19,779,643

		52,537,167

Health Care Supplies–1.36%
Cooper Cos., Inc. (The)	740,416	28,224,658

Immucor, Inc.(b)	140,888	2,851,573

		31,076,231

Household Products–0.86%
Energizer Holdings, Inc.(b)	319,834	19,599,428

Industrial Conglomerates–1.10%
Tyco International Ltd.(b)	705,180	25,160,822

Industrial Gases–0.91%
Air Products & Common Chemicals, Inc.	256,823	20,818,072

Industrial Machinery–4.31%
Actuant Corp.–Class A	200,838	3,721,528

Atlas Copco A.B.–Class A (Sweden)	1,785,940	26,079,338

Danaher Corp.	319,237	24,006,622

Pall Corp.	639,018	23,132,452

Parker Hannifin Corp.	403,618	21,746,938

		98,686,878

Insurance Brokers–0.56%
Marsh & McLennan Cos., Inc.	579,413	12,793,439

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Mid Cap Core Equity Fund

	Shares	Value

IT Consulting & Other Services–1.48%
Amdocs Ltd.(b)	1,185,389	$33,819,148

Leisure Products–0.96%
Hasbro, Inc.	689,733	22,112,840

Life Sciences Tools & Services–4.41%
Pharmaceutical Product Development, Inc.	1,162,929	27,259,056

Techne Corp.	248,030	17,004,937

Thermo Fisher Scientific, Inc.(b)	684,540	32,645,712

Waters Corp.(b)	388,757	24,087,384

		100,997,089

Managed Health Care–0.18%
Health Net Inc.(b)	181,705	4,231,909

Multi-Sector Holdings–0.21%
PICO Holdings, Inc.(b)	147,829	4,838,443

Office Electronics–1.09%
Xerox Corp.(c)	2,964,826	25,082,428

Office Services & Supplies–0.87%
Pitney Bowes Inc.	878,959	20,005,107

Oil & Gas Drilling–0.71%
Helmerich & Payne, Inc.	405,319	16,164,122

Oil & Gas Equipment & Services–2.44%
BJ Services Co.	1,556,606	28,952,872

Dresser-Rand Group, Inc.(b)	435,243	13,758,031

Smith International, Inc.	482,855	13,119,170

		55,830,073

Oil & Gas Exploration & Production–3.56%
Chesapeake Energy Corp.	368,012	9,524,150

Newfield Exploration Co.(b)	707,643	34,129,622

Penn West Energy Trust (Canada)	593,068	10,437,997

Pioneer Natural Resources Co.	253,300	12,201,461

Southwestern Energy Co.(b)	317,906	15,323,069

		81,616,299

Oil & Gas Refining & Marketing–0.27%
Valero Energy Corp.	374,422	6,271,569

Oil & Gas Storage & Transportation–1.28%
Williams Cos., Inc. (The)	1,389,903	29,299,155

Packaged Foods & Meats–2.42%
Cadbury PLC (United Kingdom)	2,357,957	30,355,336

Del Monte Foods Co.	607,822	6,892,701

Sara Lee Corp.	1,497,492	18,239,453

		55,487,490

Personal Products–0.72%
Avon Products, Inc.	523,662	16,495,353

Pharmaceuticals–1.75%
Allergan, Inc./United States	484,406	30,522,422

Teva Pharmaceutical Industries Ltd.–ADR (Israel)	169,569	9,526,387

		40,048,809

Property & Casualty Insurance–2.31%
Axis Capital Holdings Ltd.	657,550	18,680,996

Progressive Corp. (The)(b)	1,897,352	34,133,362

		52,814,358

Research & Consulting Services–0.78%
Dun & Bradstreet Corp. (The)	212,642	17,940,606

Semiconductors–3.00%
Linear Technology Corp.	1,063,551	32,480,847

Microchip Technology Inc.(c)	414,595	12,048,131

Xilinx, Inc.	968,135	24,261,463

		68,790,441

Specialized Consumer Services–1.10%
H&R Block, Inc.	1,114,202	25,203,249

Specialized Finance–1.46%
Moody’s Corp.(c)	1,243,941	33,337,619

Specialty Chemicals–3.02%
International Flavors & Fragrances Inc.	775,881	31,919,744

Sigma-Aldrich Corp.	739,134	37,348,441

		69,268,185

Systems Software–2.13%
Symantec Corp.(b)	2,731,960	48,874,764

Thrifts & Mortgage Finance–2.05%
People’s United Financial Inc.	2,818,135	47,062,855

Wireless Telecommunication Services–0.96%
MetroPCS Communications, Inc.(b)	2,870,218	21,899,763

Total Common Stocks & Other Equity Interests (Cost $1,556,218,775)		1,801,091,995

Preferred Stocks–1.93%
Household Products–1.93%
Henkel AG & Co. KgaA(Germany)–Pfd. (Cost $33,168,876)	850,474	44,217,542

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Mid Cap Core Equity Fund

	Shares	Value

Money Market Funds–19.08%
Liquid Assets Portfolio–Institutional Class(d)	218,516,777	$218,516,777

Premier Portfolio–Institutional Class(d)	218,516,777	218,516,777

Total Money Market Funds (Cost $437,033,554)		437,033,554

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.66% (Cost $2,026,421,205)		2,282,343,091

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.03%
Liquid Assets Portfolio–Institutional Class (Cost $23,583,141)(d)(e)	23,583,141	23,583,141

TOTAL INVESTMENTS–100.69% (Cost $2,050,004,346)		2,305,926,232

OTHER ASSETS LESS LIABILITIES–(0.69)%		(15,839,776)

NET ASSETS–100.00%		$2,290,086,456

Investment Abbreviations:

ADR	– American Depositary Receipt
Pfd.	– Preferred

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2009.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Mid Cap Core Equity Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value (Cost $1,589,387,651)*	$1,845,309,537

Investments in affiliated money market funds, at value and cost	460,616,695

Total investments, at value (Cost $2,050,004,346)	2,305,926,232

Cash	35,630

Foreign currencies, at value (Cost $1,951,574)	1,948,157

Receivables for:
Investments sold	4,470,165

Fund shares sold	9,426,632

Dividends	2,309,111

Foreign currency contracts outstanding	490,728

Investment for trustee deferred compensation and retirement plans	37,342

Other assets	47,886

Total assets	2,324,691,883

Liabilities:
Payables For:
Fund shares reacquired	9,034,680

Collateral upon return of securities loaned	23,583,141

Accrued fees to affiliates	1,484,457

Accrued other operating expenses	250,414

Trustee deferred compensation and retirement plans	252,735

Total liabilities	34,605,427

Net assets applicable to shares outstanding	$2,290,086,456

Net assets consist of:
Shares of beneficial interest	$2,120,271,504

Undistributed net investment income	1,105,122

Undistributed net realized gain (loss)	(87,696,104)

Unrealized appreciation	256,405,934

$2,290,086,456

Net Assets:
Class A	$1,515,078,817

Class B	$183,219,454

Class C	$202,853,424

Class R	$101,827,996

Class Y	$86,803,419

Institutional Class	$200,303,346

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	72,307,161

Class B	10,739,263

Class C	11,915,537

Class R	4,917,519

Class Y	4,139,933

Institutional Class	9,214,241

Class A:
Net asset value per share	$20.95

Maximum offering price per share
(Net asset value of $20.95 divided by 94.50%)	$22.17

Class B:
Net asset value and offering price per share	$17.06

Class C:
Net asset value and offering price per share	$17.02

Class R:
Net asset value and offering price per share	$20.71

Class Y:
Net asset value and offering price per share	$20.97

Institutional Class:
Net asset value and offering price per share	$21.74

*	At December 31, 2009, securities with an aggregate value of $22,312,706 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM Mid Cap Core Equity Fund

Statement of Operations

For the year ended December 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $336,293)	$23,432,942

Dividends from affiliated money market funds (includes securities lending income of $502,559)	1,850,747

Total investment income	25,283,689

Expenses:
Advisory fees	11,690,867

Administrative services fees	418,817

Custodian fees	98,619

Distribution fees:
Class A	2,821,787

Class B	1,832,084

Class C	1,481,899

Class R	355,764

Transfer agent fees — A, B, C, R and Y	4,154,302

Transfer agent fees — Institutional	79,947

Trustees’ and officers’ fees and benefits	67,007

Other	470,452

Total expenses	23,471,545

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(480,435)

Net expenses	22,991,110

Net investment income	2,292,579

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(10,327))	(69,778,846)

Foreign currencies	(331,259)

Foreign currency contracts	(2,280,150)

(72,390,255)

Change in net unrealized appreciation (depreciation) of:
Investment securities	538,931,206

Foreign currencies	(6,678)

Foreign currency contracts	1,355,195

540,279,723

Net realized and unrealized gain	467,889,468

Net increase in net assets resulting from operations	$470,182,047

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM Mid Cap Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$2,292,579	$9,979,743

Net realized gain (loss)	(72,390,255)	38,057,339

Change in net unrealized appreciation (depreciation)	540,279,723	(557,534,401)

Net increase (decrease) in net assets resulting from operations	470,182,047	(509,497,319)

Distributions to shareholders from net investment income:
Class A	(1,350,865)	(8,928,126)

Class B	(208,771)	(560,500)

Class C	(222,490)	(321,473)

Class R	(91,403)	(353,960)

Class Y	(213,012)	(23,660)

Institutional Class	(548,291)	(937,859)

Total distributions from net investment income	(2,634,832)	(11,125,578)

Distributions to shareholders from net realized gains:
Class A	—	(41,466,896)

Class B	—	(11,714,333)

Class C	—	(6,717,400)

Class R	—	(2,386,017)

Class Y	—	(103,425)

Institutional Class	—	(2,906,794)

Total distributions from net realized gains	—	(65,294,865)

Share transactions-net:
Class A	319,084,883	(21,402,821)

Class B	(59,879,320)	(95,424,066)

Class C	46,797,827	(12,165,695)

Class R	32,108,350	223,939

Class Y	69,594,737	2,872,013

Institutional Class	102,784,568	27,463,965

Net increase (decrease) in net assets resulting from share transactions	510,491,045	(98,432,665)

Net increase (decrease) in net assets	978,038,260	(684,350,427)

Net assets:
Beginning of year	1,312,048,196	1,996,398,623

End of year (includes undistributed net investment income of $1,105,122 and $1,731,546, respectively)	$2,290,086,456	$1,312,048,196

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM Mid Cap Core Equity Fund

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM Mid Cap Core Equity Fund (the “Fund”) is a series portfolio of AIM Growth Series (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to provide long-term growth of capital.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE.
Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

15        AIM Mid Cap Core Equity Fund

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation.

16        AIM Mid Cap Core Equity Fund

Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.725%

Next $500 million	0.70%

Next $500 million	0.675%

Over $1.5 billion	0.65%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  Effective July 1, 2009, the Adviser has contractually agreed, through at least April 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses after fee waivers, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2009, the Adviser waived advisory fees of $441,894.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2009, Invesco Ltd. reimbursed expenses of the Fund in the amount of $3,371.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the

17        AIM Mid Cap Core Equity Fund

course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2009, IADI advised the Fund that IADI retained $210,834 in front-end sales commissions from the sale of Class A shares and $1,444, $89,363, $16,623 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$2,187,918,060	$118,008,172	$—	$2,305,926,232

Other Investments*	490,728	—	—	490,728

Total Investments	2,188,408,788	118,008,172	—	2,306,416,960

*	Other Investments include foreign currency contracts, which are included at unrealized appreciation.

NOTE 4—Derivative Investments

Effective with the beginning of the fund’s fiscal year, the Fund has implemented new required disclosures about derivative instruments and hedging activities in accordance with GAAP. GAAP has intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2009

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Currency risk
Foreign currency contracts(b)	$490,728	—

(b)	Values are disclosed on the Statement of Assets and Liabilities under the Foreign currency contracts outstanding.

18        AIM Mid Cap Core Equity Fund

Effect of Derivative Instruments for the year ended December 31, 2009

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Foreign Currency Contracts*

Realized Gain (Loss)
Currency risk	$(2,280,150)

Change in Unrealized Appreciation
Currency risk	$1,355,195

Total	$(924,955)

*	The average value of foreign currency contracts outstanding during the period was $15,885,334.

Open Foreign Currency Contracts
Settlement	Contract to					Unrealized
Date	Deliver		Receive		Value	Appreciation

03/04/2010	GBP	9,500,000	USD	15,835,550	$15,344,822	$490,728

Total open foreign currency contracts						$490,728

Currency Abbreviations:
GBP – British Pound Sterling
USD – U.S. Dollar

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2009, the Fund engaged in securities sales of $247,794, which resulted in net realized gains (losses) of $(10,327).

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2009, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $35,170.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2009, the Fund paid legal fees of $6,326 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

19        AIM Mid Cap Core Equity Fund

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2009 and 2008:

	2009	2008

Ordinary income	$2,634,832	$24,021,879

Long-term capital gain	—	52,398,564

Total distributions	$2,634,832	$76,420,443

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$1,360,717

Net unrealized appreciation — investments	251,241,088

Net unrealized appreciation (depreciation) — other investments	(6,680)

Temporary book/tax differences	(255,595)

Capital loss carryforward	(82,524,578)

Shares of beneficial interest	2,120,271,504

Total net assets	$2,290,086,456

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  The Fund had a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2017	$(82,524,578)

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of September 21, 2009, the date of the reorganization of Atlantic Whitehall Mid Cap Growth Fund into the Fund are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited to five years from the date of the reorganization.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2009 was $589,247,099 and $332,577,201, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$331,360,507

Aggregate unrealized (depreciation) of investment securities	(80,119,419)

Net unrealized appreciation of investment securities	$251,241,088

Cost of investments for tax purposes is $2,054,685,144.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, On December 31, 2009, undistributed net investment income was decreased by $284,171, undistributed net realized gain (loss) was increased by $284,171. Further, as a result of wash sales acquired from the reorganization, net realized gain (loss) was decreased by $1,633,027 and shares of beneficial interest increased by $1,633,027. This reclassification had no effect on the net assets of the Fund.

20        AIM Mid Cap Core Equity Fund

NOTE 12—Share Information

	Summary of Share Activity

	Year ended December 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Class A	33,487,895	$593,088,212	14,208,613	$283,577,132

Class B	1,128,353	16,064,595	1,051,452	18,200,693

Class C	5,320,713	77,498,225	1,913,785	32,502,457

Class R	3,166,721	55,547,791	1,026,966	20,914,067

Class Y(b)	4,609,320	81,197,060	143,594	2,848,921

Institutional Class	8,279,952	162,330,169	1,837,004	40,091,580

Issued as reinvestment of dividends:
Class A	62,115	1,275,553	3,131,743	48,509,915

Class B	11,982	200,471	932,941	11,860,287

Class C	12,557	209,673	531,303	6,742,423

Class R	4,493	91,209	178,240	2,735,974

Class Y	7,244	148,867	8,017	124,099

Institutional Class	26,755	548,291	235,204	3,770,322

Issued in connection with acquisition:
Class Y(c)	2,224,674	44,471,209	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	1,911,290	34,057,805	1,806,010	38,743,173

Class B	(2,334,335)	(34,057,805)	(2,290,580)	(38,743,173)

Reacquired:
Class A(b)	(17,760,781)	(309,336,687)	(18,754,306)	(392,233,041)

Class B	(3,015,945)	(42,086,581)	(4,898,948)	(86,741,873)

Class C	(2,192,865)	(30,910,071)	(3,000,199)	(51,410,575)

Class R	(1,352,761)	(23,530,650)	(1,137,264)	(23,426,102)

Class Y	(2,847,147)	(56,222,399)	(5,769)	(101,007)

Institutional Class	(3,133,303)	(60,093,892)	(780,522)	(16,397,937)

Net increase (decrease) in share activity	27,616,927	$510,491,045	(3,862,716)	$(98,432,665)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 11% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	123,854	$2,531,583

Class A	(123,854)	(2,531,583)

(c)	As of the opening of business on September 21, 2009, the Fund acquired all the net asset of Atlantic Whitehall Mid Cap Growth Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 17, 2009 and by the shareholders of Atlantic Whitehall Mid Cap Growth Fund on April 14, 2009. The acquisition was accomplished by a tax-free exchange of 2,224,674 shares of the Fund for 6,205,604 shares outstanding of Atlantic Whitehall Mid Cap Growth Fund as of the close of business on September 18, 2009. Institutional Class shares of Atlantic Whitehall Mid Cap Growth Fund were exchanged for the Class Y shares of the Fund, based on the relative net asset value of Atlantic Whitehall Mid Cap Growth Fund to the net asset value of the Fund on the close of business, September 18, 2009. Atlantic Whitehall Mid Cap Growth Fund’s net assets at that date of $44,471,209 including $9,555,080 of unrealized appreciation, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition was $66,744,397

21        AIM Mid Cap Core Equity Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset	Net	(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	investment	securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 12/31/09	$16.11	$0.05	$4.81	$4.86	$(0.02)	$—	$(0.02)	$20.95	30.16%	$1,515,079	1.24	%(d)	1.27	%(d)	0.26	%(d)	24%
Year ended 12/31/08	23.63	0.17	(6.69)	(6.52)	(0.18)	(0.82)	(1.00)	16.11	(27.45)	879,531	1.25		1.28		0.79		60
Year ended 12/31/07	26.08	0.32	2.23	2.55	(0.36)	(4.64)	(5.00)	23.63	9.90	1,280,918	1.21		1.22		0.97		49
Year ended 12/31/06	28.57	0.25	2.97	3.22	(0.22)	(5.49)	(5.71)	26.08	11.11	1,556,658	1.28		1.28		0.65		51
Year ended 12/31/05	28.64	0.06	2.08	2.14	—	(2.21)	(2.21)	28.57	7.43	2,186,823	1.27		1.32		0.23		61

Class B
Year ended 12/31/09	13.22	(0.07)	3.93	3.86	(0.02)	—	(0.02)	17.06	29.19	183,219	1.99	(d)	2.02	(d)	(0.49	)(d)	24
Year ended 12/31/08	19.59	0.01	(5.52)	(5.51)	(0.04)	(0.82)	(0.86)	13.22	(27.97)	197,599	2.00		2.03		0.04		60
Year ended 12/31/07	22.39	0.08	1.91	1.99	(0.15)	(4.64)	(4.79)	19.59	9.03	394,916	1.96		1.97		0.22		49
Year ended 12/31/06	25.23	(0.02)	2.67	2.65	—	(5.49)	(5.49)	22.39	10.32	492,311	2.03		2.03		(0.10)		51
Year ended 12/31/05	25.73	(0.14)	1.85	1.71	—	(2.21)	(2.21)	25.23	6.59	609,073	2.02		2.02		(0.52)		61

Class C
Year ended 12/31/09	13.19	(0.07)	3.92	3.85	(0.02)	—	(0.02)	17.02	29.18	202,853	1.99	(d)	2.02	(d)	(0.49	)(d)	24
Year ended 12/31/08	19.55	0.01	(5.51)	(5.50)	(0.04)	(0.82)	(0.86)	13.19	(27.98)	115,735	2.00		2.03		0.04		60
Year ended 12/31/07	22.35	0.08	1.91	1.99	(0.15)	(4.64)	(4.79)	19.55	9.05	182,444	1.96		1.97		0.22		49
Year ended 12/31/06	25.20	(0.02)	2.66	2.64	—	(5.49)	(5.49)	22.35	10.29	219,435	2.03		2.03		(0.10)		51
Year ended 12/31/05	25.70	(0.14)	1.85	1.71	—	(2.21)	(2.21)	25.20	6.60	286,025	2.02		2.02		(0.52)		61

Class R
Year ended 12/31/09	15.96	—	4.77	4.77	(0.02)	—	(0.02)	20.71	29.88	101,828	1.49	(d)	1.52	(d)	0.01	(d)	24
Year ended 12/31/08	23.40	0.11	(6.61)	(6.50)	(0.12)	(0.82)	(0.94)	15.96	(27.63)	49,456	1.50		1.53		0.54		60
Year ended 12/31/07	25.88	0.22	2.23	2.45	(0.29)	(4.64)	(4.93)	23.40	9.59	70,940	1.46		1.47		0.71		49
Year ended 12/31/06	28.38	0.14	2.98	3.12	(0.13)	(5.49)	(5.62)	25.88	10.83	72,308	1.53		1.53		0.40		51
Year ended 12/31/05	28.54	(0.01)	2.06	2.05	—	(2.21)	(2.21)	28.38	7.14	85,631	1.52		1.52		(0.02)		61

Class Y
Year ended 12/31/09	16.10	0.10	4.82	4.92	(0.05)	—	(0.05)	20.97	30.59	86,803	0.99	(d)	1.02	(d)	0.51	(d)	24
Year ended 12/31/08(e)	20.44	0.04	(3.37)	(3.33)	(0.19)	(0.82)	(1.01)	16.10	(16.12)	2,349	1.06	(f)	1.09	(f)	0.98	(f)	60

Institutional Class
Year ended 12/31/09	16.67	0.13	5.01	5.14	(0.07)	—	(0.07)	21.74	30.84	200,303	0.80	(d)	0.83	(d)	0.70	(d)	24
Year ended 12/31/08	24.44	0.26	(6.95)	(6.69)	(0.26)	(0.82)	(1.08)	16.67	(27.19)	67,379	0.85		0.88		1.19		60
Year ended 12/31/07	26.82	0.43	2.30	2.73	(0.47)	(4.64)	(5.11)	24.44	10.33	67,180	0.82		0.83		1.35		49
Year ended 12/31/06	29.26	0.38	3.06	3.44	(0.40)	(5.48)	(5.88)	26.82	11.62	75,000	0.82		0.82		1.10		51
Year ended 12/31/05	29.15	0.20	2.12	2.32	—	(2.21)	(2.21)	29.26	7.92	88,077	0.82		0.82		0.68		61

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending December 31, 2009, the portfolio turnover calculation excludes the value of securities purchased of $36,332,046 and sold of $40,409,014 in the effort to realign the Fund’s portfolio holdings after the reorganization of Atlantic Whitehall Mid Cap Growth Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,128,714, $183,208, $148,189, $71,152, $44,944 and $106,999 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008.
(f)	Annualized.

22        AIM Mid Cap Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series
and Shareholders of AIM Mid Cap Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Mid Cap Core Equity Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2010
Houston, Texas

23        AIM Mid Cap Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2]	Ratio
A	$1,000.00	$1,204.40	$6.61	$1,019.21	$6.06	1.19%

B	1,000.00	1,200.20	10.76	1,015.43	9.86	1.94

C	1,000.00	1,200.00	10.76	1,015.43	9.86	1.94

R	1,000.00	1,203.80	8.00	1,017.95	7.32	1.44

Y	1,000.00	1,206.90	5.23	1,020.47	4.79	0.94

Institutional	1,000.00	1,207.10	4.39	1,021.22	4.02	0.79

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24        AIM Mid Cap Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2009:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25        AIM Mid Cap Core Equity Fund

Trustees and Officers
The address of each trustee and officer of AIM Growth Series (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Name, Year of Birth and	or Officer	During Past 5 Years	Held by Trustee
Position(s) Held with the Trust	Since

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co- Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC
		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	1985	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Name, Year of Birth and	or Officer	During Past 5 Years	Held by Trustee
Position(s) Held with the Trust	Since

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®
		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds® Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.) Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A
		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®
		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A
		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees
Kramer, Levin, Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Aim Distributors, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173
Transfer Agent
Invesco Aim Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street, Suite 2900
Houston, TX 77002-5678
Custodian
State Street Bank and Trust Company
225 Franklin
Boston, MA 02110-2801

T-2

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website — invescoaim.com. More detail is available to you at that site.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. In the Financial Products box, click on Mutual Funds; then, in the Fund Information box, select Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.

      Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
      If used after April 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
      Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

invescoaim.com	MCCE-AR-1	Invesco Aim Distributors, Inc.

Invesco Aim

Annual Report to Shareholders   December 31, 2009

AIM Small Cap Growth Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
T-1	Trustees and Officers

Letters to Shareholders
Philip Taylor
Dear Shareholders:
While the year ended December 31, 2009, was difficult, economic conditions and market trends appeared more favorable at the close of the year than at its start. Calendar year 2009 began amid a sharp stock market sell off that continued until March, when an abrupt market rebound began.

Increased communication
This volatility prompted a greater than usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com. Your questions, comments and suggestions gave me better insight into what was on your minds.
     As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch and share our views with you. We increased the number of “Investment Perspectives” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
      To access your Fund’s latest quarterly commentary, click on “Mutual Funds” inside the “Financial Products” box. Then, in the “Fund Information” box, click on “Quarterly Commentary” and select your Fund.
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward — often anticipating economic improvement or deterioration well before it arrives.
     U.S. gross domestic product (GDP) contracted in the final two quarters of 2008 and the first two quarters of 2009. But GDP expanded in the third quarter of 2009 at an annualized rate of 2.2%, the strongest rate of growth in two years.1
     In December 2009, the U.S. Federal Reserve (the Fed) cited signs that economic activity was picking up2:
■	The housing sector shows some signs of recent improvement.

■	Household spending appears to be expanding moderately, despite high unemployment, modest income growth and tight credit.

■	Businesses continue to cut back on fixed investment, albeit at a slower pace than previously.
     Nonetheless, unemployment continued to cast a pall over empirical evidence showing that the U.S. economy was improving. The unemployment rate rose from 7.7% to 10.0% in 20093 — and those who remained employed worried about their job security.
     As a result, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007 and just 2.7% in 2008.1 That same estimate suggests Americans saved 3.7%, 5.4% and 4.5% of their disposable personal income in the first, second and third quarters of 2009, respectively.1
     Many families have decided that spending less and saving more makes sense — and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds have historically often been followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more — particularly over a long time horizon and in periods of economic hardship — it really is a reliable way to build an investment portfolio.
     If you’ve decided to save and invest more, it’s important that you work with an experienced, trusted financial adviser. A financial adviser can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest4 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 Bureau of Economic Analysis; 2 U.S. Federal Reserve; 3 Bureau of Labor Statistics; 4 Pensions & Investments

2 AIM Small Cap Growth Fund

Bruce Crockett
Dear Fellow Shareholders:
By all accounts, 2009 was a challenging year for all of us. Although the economy and financial markets whipsawed us through much of last year, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
     Perhaps the most valuable takeaway from 2009 is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees – Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting – whose members exercise oversight to maintain the AIM Funds “Investor First” orientation.)
      To that end, some of you may have seen it reported in October 2009 that Invesco will assume the management of the Van Kampen family of mutual funds as well as the Morgan Stanley retail funds. The closing will be later this year and we view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

3 AIM Small Cap Growth Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended December 31, 2009, Class A shares of AIM Small Cap Growth Fund had positive returns and, at net asset value (NAV), performed in line with Fund’s style-specific index, the Russell 2000 Growth Index, as outperformance in several sectors was offset by underperformance in other sectors. In 2009, many lower quality companies with significant debt levels or other high-risk business practices saw their stocks surge, but those were not the companies we wished to own in the portfolio.
     However, the Fund outperformed the broad market, as measured by the S&P 500 Index, as small-cap stocks generally outperformed larger cap stocks during the period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	34.52%

Class B Shares	33.47

Class C Shares	33.36

Class R Shares	34.12

Class Y Shares	34.80

Investor Class Shares	34.45

Institutional Class Shares	35.16

S&P 500 Index▼ (Broad Market Index)	26.47

Russell 2000 Growth Index▼ (Style-Specific Index)	34.47

Lipper Small-Cap Growth Funds Index▼ (Peer Group Index)	38.03

▼ Lipper Inc.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     We begin with a quantitative model that ranks companies based on a set of growth, quality and timeliness factors. This proprietary model provides an objective approach to identifying new investment opportunities, as the highest ranked stocks become the primary focus of our research efforts.
     Our stock selection process is based on a rigorous three-step process that includes fundamental, valuation and timeliness analysis.

Portfolio Composition
By sector

Information Technology	28.3%

Health Care	18.6

Industrials	15.1

Consumer Discretionary	14.5

Financials	7.9

Energy	7.5

Materials	2.8

Consumer Staples	1.6

Telecommunication Services	1.1

Utilities	1.0

Money Market Funds

Plus Other Assets Less Liabilities	1.6

1.	Fundamental analysis. Building financial models and conducting in-depth interviews with company management.

2.	Valuation analysis. Identifying attractively valued stocks given their growth potential over a one- to two-year horizon.

3.	Timeliness analysis. Identifying the “timeliness” of a stock purchase. We review trading volume characteristics and trend analysis to make sure there are no signs of stock deterioration. This also serves as a risk management measure that helps us confirm our high conviction candidates.

Top 10 Equity Holdings*

1.	TransDigm Group, Inc.	1.4%

2.	Informatica Corp.	1.4

3.	Quality Systems, Inc.	1.4

4.	Dril-Quip, Inc.	1.4

5.	Sybase	1.1

6.	Knight Transportation, Inc.	1.1

7.	CoStar Group Inc.	1.1

8.	SBA Communications Corp.-Class A	1.1

9.	Greif-Inc.-Class A	1.1

10.	United Therapeutics Corp.	1.1

     Portfolio construction plays an important role in risk management. We align the Fund with the Russell 2000 Growth Index, the benchmark we believe represents the small-cap-growth asset class. We seek to manage risk by keeping the Fund’s sector weightings in line with the benchmark by staying fully diversified in all those sectors. We also seek to limit stock-specific risk by investing in typically 130-140 holdings.
     We consider selling a stock when it no longer meets our investment criteria, based on:
■	Our original investment thesis is not valid because the fundamentals are no longer intact.

■	The price target set at purchase is exceeded.

■	The company’s timeliness profile deteriorates.

Market conditions and your Fund
The year ended December 31, 2009, was truly a tale of two markets. During the first two months of the reporting period, equity markets experienced steep declines as severe problems in credit markets, a rapidly deteriorating housing market, rising energy and food prices and a deteriorating outlook for corporate earnings led to a global recession. However, the U.S. economy began to show signs that the economic contraction was moderating, and equity markets rapidly reversed direction beginning in March 2009 and rallied strongly for most of the remaining months in the fiscal year.
     In this environment, indexes measuring the performance of large-, mid- and small-cap stocks all had positive returns, with mid-cap stocks outperforming large- and small-cap stocks.1 In terms of investment style, growth stocks outperformed value stocks.1 The sectors with

Top Five Industries

1.	Application Software	7.6%

2.	Biotechnology	4.7

3.	Oil & Gas Exploration & Production	4.3

4.	Systems Software	4.0

5.	Semiconductors	3.8

Total Net Assets	$1.3 billion

Total Number of Holdings*	130

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

4 AIM Small Cap Growth Fund

the highest returns in the broad market as represented by the S&P 500 Index included more economically sensitive sectors such as information technology, materials and consumer discretionary.1
     The Fund’s Class A shares, at NAV, had double-digit absolute returns and performed in line with the Russell 2000 Growth Index as outperformance in several sectors was offset by underperformance in other sectors. Outperformance was driven primarily by stock selection in the industrials, energy, telecommunication services and information technology (IT) sectors. The Fund outperformed by the widest margin in the industrials sector, driven primarily by stock selection. Many industrials holdings had strong performance following the March market inflection point, including capital goods holdings Bucyrus International, Transdigm Group and General Cable. All three holdings benefited from accelerating demand for their products and services as the global economy showed signs of dramatic improvement.
     Outperformance in the energy sector was driven by stock selection and an overweight position. Many energy companies also began to perform well as the global economy recovered and oil prices rebounded. Key contributors to performance included energy holdings Dril-Quip, FMC Technologies and Whiting Petroleum.
     The Fund also outperformed in the telecommunication services sector, due to stock selection. One of the leading contributors to Fund performance was SBA Communications, a company that owns and operates wireless communication services towers.
     Outperformance in the IT sector was driven by both stock selection and an overweight position, as many technology stocks performed well during the market rally. The leading contributor to overall Fund performance was Starent Networks, a company that makes infrastructure equipment used by wireless carriers. We sold the Fund’s position in this holding following news that the company would be acquired at a significant premium, locking in gains for shareholders. Another key contributor to performance in the sector was Tech Data.
     Underperformance was concentrated in the consumer discretionary sector. Within this sector, the leading detractor from performance was for-profit education services provider Devry. This more defensive holding had weak performance as investors rotated into more economically sensitive holdings during the market rebound. We sold the Fund’s position due to deteriorating fundamentals. Much of the remaining underperformance in the consumer discretionary sector was because the Fund did not own many of the more highly leveraged and/or cyclical companies that had the highest performance following the market inflection point. Our investment process focuses on companies that can self- fund their growth initiatives, so many of our holdings underperformed these more highly leveraged companies as credit markets began to improve following the March market inflection point. Additionally, we had lower exposure to more cyclical companies.
     Several health care companies were key detractors from performance, including Marktek Biosciences, Medicines Company and Wright Medical Group. While we continued to own Marktek Biosciences at the close of the reporting period, we sold the Fund’s positions in Medicines Company and Wright Medical Group due to deteriorating fundamentals.
     During the year, the most significant positioning changes included additions in more economically sensitive sectors including IT, energy and consumer discretionary. Purchases in these sectors were funded by reducing exposure to the more defensive health care sector. All changes to the Fund were based on our bottom-up stock selection process of identifying high-quality growth companies trading at what we believe are attractive valuations.
     We thank you for your commitment to AIM Small Cap Growth Fund.

1 Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Juliet Ellis
Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM Small Cap Growth Fund. Ms. Ellis joined Invesco Aim in 2004. She previously served as senior portfolio manager of two small-cap funds for another company and was responsible for the management of more than $2 billion in assets. Ms. Ellis began her investment career in 1981 as a financial consultant. She is a cum laude and Phi Beta Kappa graduate of Indiana University with a B.A. in economics and political science.
Juan Hartsfield
Chartered Financial Analyst, portfolio manager, is manager of AIM Small Cap Growth Fund. Prior to joining Invesco Aim in 2004, he began his investment career in 2000 as an equity analyst and most recently served as a portfolio manager. Mr. Hartsfi eld earned a B.S. in petroleum engineering from The University of Texas and his M.B.A. from the University of Michigan.
Clay Manley
Chartered Financial Analyst, portfolio manager, is manager of AIM Small Cap Growth Fund. He joined Invesco Aim in 2001. Mr. Manley earned a B.A. with cum laude honors in history and geology at Vanderbilt University and an M.B.A. with concentrations in finance and accounting from Goizueta Business School at Emory University.
Assisted by the Small Cap Core/ Growth Team

5 AIM Small Cap Growth Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund data from 10/18/95, index data from 10/31/95

1	Lipper Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6 AIM Small Cap Growth Fund

Average Annual Total Returns
As of 12/31/09, including maximum applicable
sales charges

Class A Shares

Inception (10/18/95)	8.41%

10 Years	-0.17

5 Years	1.43

1 Year	27.12

Class B Shares

Inception (10/18/95)	8.41%

10 Years	-0.21

5 Years	1.51

1 Year	28.47

Class C Shares

Inception (5/3/99)	4.48%

10 Years	-0.37

5 Years	1.78

1 Year	32.36

Class R Shares

10 Years	0.16%

5 Years	2.31

1 Year	34.12

Class Y Shares

10 Years	0.42%

5 Years	2.64

1 Year	34.80

Investor Class Shares

10 Years	0.39%

5 Years	2.57

1 Year	34.45

Institutional Class Shares

Inception (3/15/02)	3.56%

5 Years	3.04

1 Year	35.16
Class R shares’ inception date is June 3, 2002. Returns since that date are historical returns. All other returns are blended returns of historical Class R share performance and restated Class A share performance (for periods prior to the inception date of Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. Class A shares’ inception date is October 18, 1995.
     Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is October 18, 1995.
     Investor Class shares’ inception date is April 7, 2006. Returns since that date are historical returns. All other returns are blended returns of historical Investor Class share performance and restated Class A share performance (for periods prior to the inception date of Investor Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares for the period using blended returns. Class A shares’ inception date is October 18, 1995.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares was 1.28%, 2.03%, 2.03%, 1.53%, 1.03%, 1.28% and 0.86%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

continued from page 8
■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7 AIM Small Cap Growth Fund

AIM Small Cap Growth Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The values of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted.

■	Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

■	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk – the risk that the other party will not complete the transaction with the Fund.
■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

■	The Fund invests in “growth” stocks, which may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company’s growth potential.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

■	Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.

■	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.

■	Stocks fall into three broad market capitalization categories – large, medium, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies may tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little of no operating history, little or no track record of success, and limited product lines, market and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for fund to establish or close out a position in these securities at prevailing market prices.

■	The prices of securities held by the Fund may decline in response to market risks.

■	Although the Fund’s returns during certain periods were positively affected by its investments in initial public offerings (IPOs), there can be no assurance that the fund will have favorable IPO investment opportunities in the future.

■	The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. government that may vary in the level of support they receive from the U.S. government. The U.S. government may choose not to provide financial support to U.S.-government-sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the fund holding securities of such an issuer might not be able to recover its investment from the U.S. government.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Russell 2000® Growth Index is an unmanaged index considered representative of small-cap growth stocks. The Russell 2000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Small-Cap Growth Funds Index is an unmanaged index considered representative of small-cap growth funds tracked by Lipper.
continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	GTSAX
Class B Shares	GTSBX
Class C Shares	GTSDX
Class R Shares	GTSRX
Class Y Shares	GTSYX
Investor Class Shares	GTSIX
Institutional Class Shares	GTSVX

8 AIM Small Cap Growth Fund

Schedule of Investments(a)

December 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–98.38%
Advertising–0.73%
National CineMedia, Inc.	567,072	$9,396,383

Aerospace & Defense–1.99%
Hexcel Corp.(b)	545,936	7,086,249

TransDigm Group, Inc.	389,544	18,499,445

		25,585,694

Air Freight & Logistics–1.59%
Forward Air Corp.	372,354	9,327,468

Hub Group, Inc.–Class A(b)	411,053	11,028,552

		20,356,020

Apparel Retail–1.20%
Gymboree Corp. (The)(b)	201,318	8,755,320

Hot Topic, Inc.(b)	1,053,764	6,701,939

		15,457,259

Apparel, Accessories & Luxury Goods–0.71%
Warnaco Group, Inc. (The)(b)	215,892	9,108,483

Application Software–7.60%
ANSYS, Inc.(b)	237,446	10,319,403

Aspen Technology, Inc.(b)	848,838	8,318,612

Blackboard Inc.(b)	241,855	10,977,799

Informatica Corp.(b)	703,123	18,182,761

Lawson Software, Inc.(b)	1,421,888	9,455,555

Manhattan Associates, Inc.(b)	394,110	9,470,463

NICE Systems Ltd.–ADR (Israel)(b)	387,305	12,021,947

Pegasystems Inc.	2,940	99,960

Quest Software, Inc.(b)	515,711	9,489,082

SuccessFactors, Inc.(b)	559,594	9,278,069

		97,613,651

Asset Management & Custody Banks–1.62%
Affiliated Managers Group, Inc.(b)	161,040	10,846,044

Federated Investors, Inc.–Class B	362,118	9,958,245

		20,804,289

Auto Parts & Equipment–0.86%
TRW Automotive Holdings Corp.(b)	461,105	11,011,187

Automotive Retail–0.66%
Group 1 Automotive, Inc.(b)	299,689	8,496,183

Biotechnology–4.69%
Acorda Therapeutics Inc.(b)	347,613	8,766,800

AMAG Pharmaceuticals, Inc.(b)(c)	208,079	7,913,244

BioMarin Pharmaceutical Inc.(b)	511,696	9,625,002

Isis Pharmaceuticals, Inc.(b)	299,111	3,320,132

Martek Biosciences Corp.(b)(c)	320,792	6,075,800

Myriad Genetics, Inc.(b)	213,992	5,585,191

OSI Pharmaceuticals, Inc.(b)	175,321	5,440,211

United Therapeutics Corp.(b)	256,590	13,509,464

		60,235,844

Casinos & Gaming–1.37%
Penn National Gaming, Inc.(b)	263,712	7,167,692

WMS Industries Inc.(b)	259,625	10,385,000

		17,552,692

Commodity Chemicals–0.52%
Calgon Carbon Corp.(b)	483,653	6,722,777

Communications Equipment–2.68%
F5 Networks, Inc.(b)	245,537	13,008,550

Harmonic Inc.(b)	1,298,792	8,221,353

Polycom, Inc.(b)	529,114	13,211,977

		34,441,880

Construction & Engineering–1.00%
Pike Electric Corp.(b)	805,617	7,476,126

Quanta Services, Inc.(b)	259,528	5,408,563

		12,884,689

Construction, Farm Machinery & Heavy Trucks–2.40%
Bucyrus International, Inc.	230,414	12,988,437

Lindsay Corp.(c)	159,857	6,370,302

Wabtec Corp.	281,886	11,512,224

		30,870,963

Data Processing & Outsourced Services–2.17%
Alliance Data Systems Corp.(b)(c)	150,574	9,725,575

Global Payments Inc.	222,903	12,005,556

Syntel, Inc.	161,544	6,143,518

		27,874,649

Electric Utilities–0.95%
ITC Holdings Corp.	233,987	12,188,383

Electrical Components & Equipment–1.76%
General Cable Corp.(b)	313,315	9,217,727

Regal-Beloit Corp.	257,724	13,386,185

		22,603,912

Electronic Equipment & Instruments–1.41%
Cogent Inc.(b)	955,874	9,931,531

Coherent, Inc.(b)	273,212	8,122,593

		18,054,124

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Small Cap Growth Fund

	Shares	Value

Environmental & Facilities Services–1.98%
EnergySolutions Inc.	1,040,762	$8,836,070

Fuel Tech, Inc.(b)(c)	559,929	4,574,620

Tetra Tech, Inc.(b)	440,008	11,955,017

		25,365,707

Fertilizers & Agricultural Chemicals–0.75%
Intrepid Potash, Inc.(b)	331,880	9,680,940

Footwear–0.85%
Deckers Outdoor Corp.(b)	106,996	10,883,633

General Merchandise Stores–0.83%
Big Lots, Inc.(b)	368,496	10,679,014

Health Care Distributors–0.66%
PSS World Medical, Inc.(b)	376,924	8,507,175

Health Care Equipment–3.08%
American Medical Systems Holdings, Inc.(b)	558,702	10,777,361

Gen-Probe Inc.(b)	175,614	7,533,841

Insulet Corp.(b)(c)	458,126	6,542,039

NuVasive, Inc.(b)(c)	185,891	5,944,794

Zoll Medical Corp.(b)	327,347	8,746,712

		39,544,747

Health Care Facilities–0.79%
VCA Antech, Inc.(b)	405,374	10,101,920

Health Care Services–3.47%
Chemed Corp.	263,696	12,649,497

inVentiv Health Inc.(b)	540,888	8,746,159

MEDNAX, Inc.(b)	221,357	13,305,769

RehabCare Group, Inc.(b)	323,606	9,847,331

		44,548,756

Health Care Supplies–0.66%
Meridian Bioscience, Inc.	395,374	8,520,310

Health Care Technology–2.26%
Eclipsys Corp.(b)	596,005	11,038,012

Quality Systems, Inc.(c)	286,311	17,977,468

		29,015,480

Homefurnishing Retail–0.76%
Williams-Sonoma, Inc.	471,357	9,794,798

Hotels, Resorts & Cruise Lines–0.71%
Choice Hotels International, Inc.	286,461	9,069,355

Household Products–0.98%
Church & Dwight Co., Inc.	208,573	12,608,238

Industrial Machinery–0.55%
Kaydon Corp.	197,796	7,073,185

Insurance Brokers–0.48%
Brown & Brown, Inc.	345,830	6,214,565

Internet Retail–0.85%
Netflix Inc.(b)(c)	198,521	10,946,448

Internet Software & Services–3.07%
GSI Commerce, Inc.(b)	384,977	9,774,566

Knot, Inc. (The)(b)	816,104	8,218,167

Open Text Corp. (Canada)(b)	234,692	9,540,230

VistaPrint N.V. (Netherlands)(b)	210,147	11,906,929

		39,439,892

Investment Banking & Brokerage–2.14%
Greenhill & Co., Inc.(c)	146,350	11,743,124

optionsXpress Holdings Inc.	415,182	6,414,562

Stifel Financial Corp.(b)	157,382	9,323,310

		27,480,996

IT Consulting & Other Services–0.65%
SRA International, Inc.–Class A(b)	439,926	8,402,587

Leisure Products–0.63%
Pool Corp.(c)	421,009	8,032,852

Life Sciences Tools & Services–0.70%
Techne Corp.	130,101	8,919,725

Metal & Glass Containers–1.07%
Greif Inc.–Class A	253,598	13,689,220

Office REIT’s–0.69%
BioMed Realty Trust, Inc.	564,016	8,900,172

Oil & Gas Drilling–0.74%
Patterson-UTI Energy, Inc.	614,476	9,432,207

Oil & Gas Equipment & Services–2.43%
Dril-Quip, Inc.(b)	313,557	17,709,699

FMC Technologies, Inc.(b)	232,518	13,448,841

		31,158,540

Oil & Gas Exploration & Production–4.36%
Arena Resources, Inc.(b)	267,363	11,528,692

Bill Barrett Corp.(b)	276,326	8,596,502

Carrizo Oil & Gas, Inc.(b)	410,434	10,872,397

Goodrich Petroleum Corp.(b)(c)	342,929	8,350,321

SandRidge Energy, Inc.(b)(c)	698,405	6,585,959

Whiting Petroleum Corp.(b)	140,262	10,021,720

		55,955,591

Packaged Foods & Meats–0.60%
Ralcorp Holdings, Inc.(b)	129,002	7,702,709

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Small Cap Growth Fund

	Shares	Value

Pharmaceuticals–2.31%
Biovail Corp. (Canada)	632,357	$8,827,704

Medicis Pharmaceutical Corp.–Class A	363,452	9,831,376

Perrigo Co.	275,764	10,986,438

		29,645,518

Property & Casualty Insurance–0.86%
ProAssurance Corp.(b)	205,832	11,055,237

Regional Banks–2.04%
City National Corp.(c)	163,154	7,439,822

Cullen/Frost Bankers, Inc.	135,473	6,773,650

SVB Financial Group(b)	288,232	12,016,392

		26,229,864

Research & Consulting Services–1.12%
CoStar Group Inc.(b)	343,436	14,345,322

Restaurants–3.68%
Brinker International, Inc.	569,475	8,496,567

Buffalo Wild Wings Inc.(b)(c)	185,172	7,456,876

Darden Restaurants, Inc.	243,210	8,529,375

Jack in the Box Inc.(b)	515,616	10,142,167

P.F. Chang’s China Bistro, Inc.(b)(c)	333,108	12,628,124

		47,253,109

Security & Alarm Services–1.00%
Corrections Corp. of America(b)	521,891	12,812,424

Semiconductor Equipment–2.09%
Advanced Energy Industries, Inc.(b)	736,514	11,106,631

Cabot Microelectronics Corp.(b)	269,639	8,887,302

Cymer, Inc.(b)	178,698	6,858,429

		26,852,362

Semiconductors–3.86%
Hittite Microwave Corp.(b)	246,024	10,025,478

Microsemi Corp.(b)	588,863	10,452,318

Monolithic Power Systems Inc.(b)	380,315	9,116,151

ON Semiconductor Corp.(b)	1,185,450	10,443,814

Power Integrations, Inc.	260,172	9,459,854

		49,497,615

Specialty Stores–0.69%
Tractor Supply Co.(b)	167,413	8,866,192

Steel–0.49%
Carpenter Technology Corp.	232,290	6,260,215

Systems Software–3.99%
CommVault Systems, Inc.(b)	413,836	9,803,775

MICROS Systems, Inc.(b)	307,039	9,527,420

SonicWALL, Inc.(b)	1,093,150	8,318,872

Sybase, Inc.(b)	334,625	14,522,725

Websense, Inc.(b)	518,683	9,056,205

		51,228,997

Technology Distributors–0.82%
Tech Data Corp.(b)	224,389	10,469,991

Trading Companies & Distributors–0.56%
Watsco, Inc.	147,111	7,205,497

Trucking–1.13%
Knight Transportation, Inc.(c)	748,765	14,443,677

Wireless Telecommunication Services–1.09%
SBA Communications Corp.–Class A(b)	411,345	14,051,545

Total Common Stocks & Other Equity Interests (Cost $1,127,452,028)		1,263,145,389

Money Market Funds–2.00%
Liquid Assets Portfolio(d)	12,873,657	12,873,657

Premier Portfolio(d)	12,873,657	12,873,657

Total Money Market Funds (Cost $25,747,314)		25,747,314

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.38% (Cost $1,153,199,342)		1,288,892,703

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–4.72%
Liquid Assets Portfolio–Institutional Class (Cost $60,578,383)(d)(e)	60,578,383	60,578,383

TOTAL INVESTMENTS–105.10% (Cost $1,213,777,725)		1,349,471,086

OTHER ASSETS LESS LIABILITIES–(5.10)%		(65,506,514)

NET ASSETS–100.00%		$1,283,964,572

Investment Abbreviations:

ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2009.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Small Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value (Cost $1,127,452,028)*	$1,263,145,389

Investments in affiliated money market funds, at value and cost	86,325,697

Total investments, at value (Cost $1,213,777,725)	1,349,471,086

Receivables for:
Investments sold	522,258

Fund shares sold	2,441,571

Dividends	382,665

Investment for trustee deferred compensation and retirement plans	66,924

Other assets	28,189

Total assets	1,352,912,693

Liabilities:
Payables for:
Investments purchased	994,989

Fund shares reacquired	6,117,899

Amount due custodian	20,933

Collateral upon return of securities loaned	60,578,383

Accrued fees to affiliates	837,050

Accrued other operating expenses	175,921

Trustee deferred compensation and retirement plans	222,946

Total liabilities	68,948,121

Net assets applicable to shares outstanding	$1,283,964,572

Net assets consist of:
Shares of beneficial interest	$1,288,674,361

Undistributed net investment income (loss)	(210,482)

Undistributed net realized gain (loss)	(140,192,668)

Unrealized appreciation	135,693,361

$1,283,964,572

Net Assets:
Class A	$777,780,054

Class B	$21,852,749

Class C	$18,541,059

Class R	$43,785,750

Class Y	$4,744,218

Investor Class	$175,671,562

Institutional Class	$241,589,180

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	34,357,804

Class B	1,113,933

Class C	946,337

Class R	1,981,811

Class Y	209,005

Investor Class	7,552,032

Institutional Class	10,203,339

Class A:
Net asset value per share	$22.64

Maximum offering price per share (Net asset value of $22.64 divided by 94.50%)	$23.96

Class B:
Net asset value and offering price per share	$19.62

Class C:
Net asset value and offering price per share	$19.59

Class R:
Net asset value and offering price per share	$22.09

Class Y:
Net asset value and offering price per share	$22.70

Investor Class:
Net asset value and offering price per share	$23.26

Institutional Class:
Net asset value and offering price per share	$23.68

*	At December 31, 2009, securities with an aggregate value of $58,484,397 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM Small Cap Growth Fund

Statement of Operations

For the year ended December 31, 2009

Investment income:
Dividends	$8,473,833

Dividends from affiliated money market funds (includes securities lending income of $2,727,255)	2,814,408

Total investment income	11,288,241

Expenses:
Advisory fees	7,572,782

Administrative services fees	305,258

Custodian fees	59,449

Distribution fees:
Class A	1,657,905

Class B	241,270

Class C	161,084

Class R	168,668

Investor Class	376,702

Transfer agent fees — A, B, C, R, Y and Investor	2,433,578

Transfer agent fees — Institutional	114,102

Trustees’ and officers’ fees and benefits	55,240

Other	375,135

Total expenses	13,521,173

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(47,560)

Net expenses	13,473,613

Net investment income (loss)	(2,185,372)

Net realized gain (loss) from investment securities (includes net gains (losses) from securities sold to affiliates of $(292,345))	(6,632,037)

Change in net unrealized appreciation of investment securities	330,101,395

Net realized and unrealized gain	323,469,358

Net increase in net assets resulting from operations	$321,283,986

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM Small Cap Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	2009	2008

Operations:
Net investment income (loss)	$(2,185,372)	$(7,294,160)

Net realized gain (loss)	(6,632,037)	(66,579,899)

Change in net unrealized appreciation (depreciation)	330,101,395	(567,437,033)

Net increase (decrease) in net assets resulting from operations	321,283,986	(641,311,092)

Distributions to shareholders from net realized gains:
Class A	—	(31,255,519)

Class B	—	(1,454,953)

Class C	—	(836,950)

Class R	—	(1,341,078)

Class Y	—	(97,468)

Investor Class	—	(7,234,846)

Institutional Class	—	(6,306,767)

Total distributions from net realized gains	—	(48,527,581)

Share transactions-net:
Class A	(50,634,035)	16,299,668

Class B	(10,377,557)	(14,095,130)

Class C	(1,055,668)	(2,606,763)

Class R	6,131,743	7,814,278

Class Y	2,040,249	2,708,938

Investor Class	(18,454,610)	(14,887,944)

Institutional Class	51,532,301	(19,284,222)

Net increase (decrease) in net assets resulting from share transactions	(20,817,577)	(24,051,175)

Net increase (decrease) in net assets	300,466,409	(713,889,848)

Net assets:
Beginning of year	983,498,163	1,697,388,011

End of year (includes undistributed net investment income (loss) of $(210,482) and $(224,116), respectively)	$1,283,964,572	$983,498,163

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM Small Cap Growth Fund (the “Fund”) is a series portfolio of AIM Growth Series (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to provide long-term growth of capital.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  Effective as of the close of business on March 18, 2002, the Fund’s shares were offered on a limited basis to certain investors.

14        AIM Small Cap Growth Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be

15        AIM Small Cap Growth Fund

evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.725%

Next $500 million	0.70%

Next $500 million	0.675%

Over $1.5 billion	0.65%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  Effective July 1, 2009, the Adviser has contractually agreed, through at least April 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C,

16        AIM Small Cap Growth Fund

Class R, Class Y, Investor Class and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2009, the Adviser waived advisory fees of $33,475.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2009, Invesco Ltd. reimbursed expenses of the Fund in the amount of $1,299.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2009, IADI advised the Fund that IADI retained $10,816 in front-end sales commissions from the sale of Class A shares and $0, $12,051, $88 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,349,471,086	$—	$—	$1,349,471,086

17        AIM Small Cap Growth Fund

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2009, the Fund engaged in securities purchases of $144,716 and securities sales of $1,137,749, which resulted in net realized gains (losses) of $(292,345).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $12,786.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2009, the Fund paid legal fees of $5,195 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2009 and 2008:

	2009	2008

Long-term capital gain	$—	$48,527,581

Tax Components of Net Assets at Period-End:

2009

Net unrealized appreciation — investments	$135,257,358

Temporary book/tax differences	(210,482)

Capital loss carryforward	(139,756,665)

Shares of beneficial interest	1,288,674,361

Total net assets	$1,283,964,572

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

18        AIM Small Cap Growth Fund

  The Fund has a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2010	$66,739,338

December 31, 2016	18,792,087

December 31, 2017	54,225,240

Total capital loss carryforward	$139,756,665

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of April 10, 2006, the date of the reorganization of AIM Small Company Growth Fund, into the Fund are realized on securities held in each Fund at such date, the capital loss carryforward may be further limited up to five years from the date of reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2009 was $376,639,316 and $392,909,713, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$256,670,904

Aggregate unrealized (depreciation) of investment securities	(121,413,546)

Net unrealized appreciation of investment securities	$135,257,358

Cost of investments for tax purposes is $1,214,213,728

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of built-in gain and net operating losses, on December 31, 2009, undistributed net investment income (loss) was increased by $2,199,006, undistributed net realized gain (loss) was increased by $3,677,210 and shares of beneficial interest decreased by $5,876,216. This reclassification had no effect on the net assets of the Fund.

19        AIM Small Cap Growth Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2009(a)		December 31, 2008
	Shares	Amount	Shares	Amount

Sold:
Class A	10,854,719	$205,933,372	10,303,280	$248,521,396

Class B	58,492	929,565	77,088	1,625,340

Class C	189,449	3,113,339	179,353	3,735,000

Class R	957,426	17,669,049	781,622	17,983,819

Class Y(b)	1,241,366	23,232,896	128,206	2,745,444

Investor Class	1,248,325	24,340,098	1,255,568	30,786,087

Institutional Class	5,164,343	102,855,317	2,104,863	47,981,026

Issued as reinvestment of dividends:
Class A	—	—	1,934,746	30,726,884

Class B	—	—	100,145	1,393,859

Class C	—	—	57,990	806,635

Class R	—	—	85,973	1,341,078

Class Y	—	—	6,102	97,266

Investor Class	—	—	434,836	7,122,502

Institutional Class	—	—	379,923	6,302,927

Automatic conversion of Class B shares to Class A shares:
Class A	309,682	6,391,839	224,506	5,552,942

Class B	(356,393)	(6,391,839)	(254,098)	(5,552,942)

Reacquired:
Class A(b)	(14,275,665)	(262,959,246)	(11,424,979)	(268,501,554)

Class B	(312,875)	(4,915,283)	(540,738)	(11,561,387)

Class C	(256,816)	(4,169,007)	(341,486)	(7,148,398)

Class R	(628,196)	(11,537,306)	(499,616)	(11,510,619)

Class Y	(1,159,236)	(21,192,647)	(7,433)	(133,772)

Investor Class(b)	(2,345,250)	(42,794,708)	(2,230,804)	(52,796,533)

Institutional Class	(2,584,075)	(51,323,016)	(2,925,555)	(73,568,175)

Net increase (decrease) in share activity	(1,894,704)	$(20,817,577)	(170,508)	$(24,051,175)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 9% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y and Investor Class shares of the Fund:

Class	Shares	Amount

Class Y	116,752	$2,553,360

Class A	(108,371)	(2,370,071)

Investor Class	(8,164)	(183,289)

20        AIM Small Cap Growth Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
										expenses		expenses
				Net gains						to average		to average net		Ratio of net
	Net asset	Net		(losses) on		Distributions				net assets		assets without		investment
	value,	investment		securities (both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	realized	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	gains	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 12/31/09	$16.83	$(0.05	)(c)	$5.86	$5.81	$—	$22.64	34.52%	$777,780	1.31	%(d)	1.31	%(d)	(0.25	)%(d)	36%
Year ended 12/31/08	29.00	(0.13	)(c)	(11.16)	(11.29)	(0.88)	16.83	(38.77)	630,729	1.28		1.28		(0.56)		29
Year ended 12/31/07	29.23	(0.25	)(c)	3.54	3.29	(3.52)	29.00	11.38	1,056,349	1.23		1.23		(0.78)		29
Year ended 12/31/06	27.51	(0.25	)(c)	4.21	3.96	(2.24)	29.23	14.30	1,071,753	1.25		1.25		(0.84)		49
Year ended 12/31/05	27.46	(0.31)		2.61	2.30	(2.25)	27.51	8.32	1,099,696	1.45		1.50		(0.95)		41

Class B
Year ended 12/31/09	14.70	(0.16	)(c)	5.08	4.92	—	19.62	33.47	21,853	2.06	(d)	2.06	(d)	(1.00	)(d)	36
Year ended 12/31/08	25.71	(0.28	)(c)	(9.85)	(10.13)	(0.88)	14.70	(39.22)	25,347	2.03		2.03		(1.31)		29
Year ended 12/31/07	26.47	(0.44	)(c)	3.20	2.76	(3.52)	25.71	10.55	60,227	1.98		1.98		(1.53)		29
Year ended 12/31/06	25.29	(0.43	)(c)	3.85	3.42	(2.24)	26.47	13.42	101,394	2.00		2.00		(1.59)		49
Year ended 12/31/05	25.61	(0.47)		2.40	1.93	(2.25)	25.29	7.47	117,307	2.20		2.20		(1.70)		41

Class C
Year ended 12/31/09	14.69	(0.16	)(c)	5.06	4.90	—	19.59	33.36	18,541	2.06	(d)	2.06	(d)	(1.00	)(d)	36
Year ended 12/31/08	25.69	(0.28	)(c)	(9.84)	(10.12)	(0.88)	14.69	(39.21)	14,889	2.03		2.03		(1.31)		29
Year ended 12/31/07	26.46	(0.44	)(c)	3.19	2.75	(3.52)	25.69	10.52	28,722	1.98		1.98		(1.53)		29
Year ended 12/31/06	25.27	(0.43	)(c)	3.86	3.43	(2.24)	26.46	13.47	30,521	2.00		2.00		(1.59)		49
Year ended 12/31/05	25.60	(0.47)		2.39	1.92	(2.25)	25.27	7.44	31,141	2.20		2.20		(1.70)		41

Class R
Year ended 12/31/09	16.47	(0.09	)(c)	5.71	5.62	—	22.09	34.12	43,786	1.56	(d)	1.56	(d)	(0.50	)(d)	36
Year ended 12/31/08	28.48	(0.19	)(c)	(10.94)	(11.13)	(0.88)	16.47	(38.91)	27,218	1.53		1.53		(0.81)		29
Year ended 12/31/07	28.84	(0.33	)(c)	3.49	3.16	(3.52)	28.48	11.07	36,591	1.48		1.48		(1.03)		29
Year ended 12/31/06	27.23	(0.32	)(c)	4.17	3.85	(2.24)	28.84	14.04	23,988	1.50		1.50		(1.09)		49
Year ended 12/31/05	27.28	(0.30)		2.50	2.20	(2.25)	27.23	8.01	21,276	1.70		1.70		(1.20)		41

Class Y
Year ended 12/31/09	16.84	0.00	(c)	5.86	5.86	—	22.70	34.80	4,744	1.06	(d)	1.06	(d)	0.00	(d)	36
Year ended 12/31/08(e)	21.87	(0.02	)(c)	(4.13)	(4.15)	(0.88)	16.84	(18.76)	2,136	1.10	(f)	1.11	(f)	(0.38	)(f)	29

Investor Class
Year ended 12/31/09	17.30	(0.05	)(c)	6.01	5.96	—	23.26	34.45	175,672	1.31	(d)	1.31	(d)	(0.25	)(d)	36
Year ended 12/31/08	29.76	(0.14	)(c)	(11.44)	(11.58)	(0.88)	17.30	(38.75)	149,594	1.28		1.28		(0.56)		29
Year ended 12/31/07	29.91	(0.26	)(c)	3.63	3.37	(3.52)	29.76	11.39	273,506	1.23		1.23		(0.78)		29
Year ended 12/31/06(e)	31.20	(0.19	)(c)	1.14	0.95	(2.24)	29.91	2.96	281,479	1.26	(f)	1.26	(f)	(0.85	)(f)	49

Institutional Class
Year ended 12/31/09	17.52	0.04	(c)	6.12	6.16	—	23.68	35.16	241,589	0.85	(d)	0.85	(d)	0.21	(d)	36
Year ended 12/31/08	30.01	(0.03	)(c)	(11.58)	(11.61)	(0.88)	17.52	(38.53)	133,585	0.86		0.86		(0.14)		29
Year ended 12/31/07	30.01	(0.12	)(c)	3.64	3.52	(3.52)	30.01	11.85	241,992	0.81		0.81		(0.36)		29
Year ended 12/31/06	28.08	(0.13	)(c)	4.30	4.17	(2.24)	30.01	14.76	179,414	0.84		0.84		(0.43)		49
Year ended 12/31/05	27.83	(0.11)		2.61	2.50	(2.25)	28.08	8.93	107,023	0.84		0.84		(0.35)		41

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s omitted) of $663,162, $24,127, $16,108, $33,734, $3,816, $150,681 and $174,710 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008 and April 7, 2006 for Class Y and Investor Class share respectively..
(f)	Annualized.

21        AIM Small Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series
and Shareholders of AIM Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Small Cap Growth Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2010
Houston, Texas

22        AIM Small Cap Growth Fund

Calculating Your Ongoing Fund Expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2]	Ratio
A	$1,000.00	$1,196.00	$6.92	$1,018.90	$6.36	1.25%

B	1,000.00	1,192.00	11.05	1,015.12	10.16	2.00

C	1,000.00	1,191.60	11.05	1,015.12	10.16	2.00

R	1,000.00	1,194.10	8.30	1,017.64	7.63	1.50

Y	1,000.00	1,197.30	5.54	1,020.16	5.09	1.00

Investor	1,000.00	1,195.90	6.92	1,018.90	6.36	1.25

Institutional	$1,000.00	$1,198.40	$4.77	$1,020.87	$4.38	0.86%

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23        AIM Small Cap Growth Fund

Trustees and Officers
The address of each trustee and officer of AIM Growth Series (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Name, Year of Birth and	or Officer	During Past 5 Years	Held by Trustee
Position(s) Held with the Trust	Since

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co- Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC
		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	1985	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Name, Year of Birth and	or Officer	During Past 5 Years	Held by Trustee
Position(s) Held with the Trust	Since

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®
		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds® Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.) Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A
		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®
		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A
		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees
Kramer, Levin, Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Aim Distributors, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173
Transfer Agent
Invesco Aim Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street, Suite 2900
Houston, TX 77002-5678
Custodian
State Street Bank and Trust Company
225 Franklin
Boston, MA 02110-2801

T-2

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website – invescoaim.com. More detail is available to you at that site.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. In the Financial Products box, click on Mutual Funds; then, in the Fund Information box, select Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02669 and 002-57526.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.

      Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
      If used after April 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
      Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

invescoaim.com	SCG-AR-1	Invesco Aim Distributors, Inc.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by Principal Accountant Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
	Fees Billed for	Provided for fiscal		Provided for fiscal
	Services Rendered	year end 2009	Fees Billed for	year end 2008
	to the Registrant	Pursuant to Waiver of	Services Rendered to	Pursuant to Waiver of
	for fiscal	Pre-Approval	the Registrant for	Pre-Approval
	year end 2009	Requirement(1)	fiscal year end 2008	Requirement(1)
Audit Fees	$432,922	N/A	$443,378	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$125,847	0%	$130,048	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$558,769	0%	$573,426	0%
PWC billed the Registrant aggregate non-audit fees of $125,847 for the fiscal year ended 2009, and $130,048 for the fiscal year ended 2008, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax Fees for the fiscal year end December 31, 2009 includes fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end December 31, 2008 includes fees billed for reviewing tax returns and consultation services.

Fees Billed by Principal Accountant Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco Affiliates	Billed Applicable to	and Invesco Affiliates	Billed Applicable to
	for fiscal year end	Non-Audit Services	for fiscal year end	Non-Audit Services
	2009 That Were	Provided for fiscal year	2008 That Were	Provided for fiscal year
	Required	end 2009 Pursuant to	Required	end 2008 Pursuant to
	to be Pre-Approved	Waiver of Pre-	to be Pre-Approved	Waiver of Pre-
	by the Registrant’s	Approval	by the Registrant's	Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2009, and $0 for the fiscal year ended 2008, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining the principal accountant’s independence.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the AIM Funds (the “Funds”)
Last Amended September 18, 2006
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
On an annual basis, A I M Advisors, Inc. (“AIM”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of AIM.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
PwC advised the Funds’ Audit Committee that PwC had identified following matter for consideration under the SEC’s auditor independence rules.
PwC became aware that certain aspects of investment advisory services provided by a PwC network member Firm’s Wealth Advisory Practice to its clients (generally high net worth individuals not associated with Invesco) were inconsistent with the SEC’s auditor independence requirements of the SEC. The technical violations occurred as a result of professionals of the Wealth Advisory Practice making a single recommendation of an audit client’s product to its clients rather than also identifying one or more suitable alternatives for the Wealth Advisory Practice’s client to consider. The Wealth Advisory Practice also received commissions from the fund manager. With respect to Invesco and its affiliates, there were 33 cases of single product recommendation and 20 cases of commissions received totaling approximately £7,000. These violations occurred over a two year period and ended in November 2007.
It should be noted that at no time did The Wealth Advisory Practice recommend products on behalf Invesco and its affiliates. Additionally, members of the audit engagement team were not aware of these violations or services; the advice provided was based on an understanding of the investment objectives of the clients of the Wealth Advisory Practice and not to promote the Company and its affiliates, and the volume and nature of the violations were insignificant. Although PwC received commissions, PwC derived no economic benefit from the commission as any commissions received were deducted from the time based fees charged to the investor client and created no incentive for PwC to recommend the investment.
PwC advised the Audit Committee that it believes its independence had not been adversely affected as it related to the audits of the Funds by this matter. In reaching this conclusion, PwC noted that during the time of its audits, the engagement team was not aware of the services provided and noted the insignificance of the services provided. Based on the foregoing, PwC did not believe this matter affected PwC’s ability to act objectively and impartially and to issue a report on financial statements as the Funds’ independent auditor, and, believes that a reasonable investor with knowledge of all the facts would agree with this conclusion.
Based upon PwC’s review, discussion and representations above, the audit committee, in its business judgment, concurred with PwC’s conclusions in relation to its independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None

ITEM 11.	CONTROLS AND PROCEDURES.
(a)	As of December 15, 2009, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 15, 2009, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Growth Series
By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer

Date: March 5, 2010
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer

Date: March 5, 2010

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: March 5, 2010

EXHIBIT INDEX
12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.